EXHIBIT 10.1

AMENDMENT AND RESTATEMENT AGREEMENT dated as of April 9, 2010 (this “Agreement”), among SKILLED HEALTHCARE GROUP, INC., a Delaware corporation (“Company”), THE SUBSIDIARY GUARANTORS LISTED ON THE SIGNATURE PAGES HERETO, THE LENDERS LISTED ON THE SIGNATURE PAGES HERETO and CREDIT SUISSE AG, as Administrative Agent for Lenders and as Collateral Agent for Lenders.

WHEREAS, Company, Administrative Agent and certain lenders (“Existing Lenders”) are party to the Second Amended and Restated First Lien Credit Agreement dated as of December 27, 2005, as amended by the First Amendment dated as of January 31, 2007 and the Second Amendment dated as of April 28, 2009 (the “Existing Credit Agreement”);

WHEREAS, Company, Collateral Agent and certain subsidiaries of Company party thereto (the “Subsidiary Guarantors”) are party to (a) the Amended and Restated First Lien Security Agreement dated as of June 15, 2005 (the “Security Agreement”), and (b) the Amended and Restated First Lien Subsidiary Guaranty dated as of June 15, 2005 (the “Subsidiary Guaranty” and, together with the Security Agreement and the Collateral Documents (as defined in the Existing Credit Agreement), the “Existing Collateral Documents”);

WHEREAS, upon the terms and subject to the conditions set forth herein, Company and certain lenders under the Existing Credit Agreement, who immediately prior to the Effective Time (as defined below), comprise Requisite Lenders under and as defined in the Existing Credit Agreement (the “Existing Requisite Lenders”), desire to amend the Existing Credit Agreement to, among other things, permit Company to incur new incremental commitments and loans thereunder and to waive a Potential Event of Default thereunder (such amendment and waiver, the “Amendment”);

WHEREAS, substantially simultaneously with the effectiveness of the Amendment and upon the terms and subject to the conditions set forth herein, the lenders listed on Schedule 1 hereto (“New Lenders”) have agreed to extend $330,000,000 in incremental term loans (“New Term Loans”), $30,000,000 in delayed draw term loan commitments (“New Delayed Draw Commitments”) and $100,000,000 in incremental revolving commitments (“New Revolving Commitments” and, together with New Term Loans and New Delayed Draw Commitments, “New Credit Extensions”) to Company (the “Incremental Credit Extensions”);

WHEREAS, substantially simultaneously with the effectiveness of the Incremental Credit Extensions and upon the terms and subject to the conditions set forth herein, Company wishes to use the proceeds of New Term Loans to repay all Obligations other than Unasserted Obligations (each as defined in the Existing Credit Agreement) in effect immediately prior to the Effective Time (the “Pay-Out Obligations”) and simultaneously terminate in whole all Revolving Loan Commitments outstanding immediately prior to the Effective Time (such repayment and termination, the “Pay-Out”);

WHEREAS, substantially simultaneously with the effectiveness of the Pay-Out and upon the terms and subject to the conditions set forth herein, Company, Administrative Agent and New Lenders wish to amend and restate the Existing Credit Agreement in its entirety (the “Amendment and Restatement”) in the form of the Third Amended and Restated Credit Agreement attached hereto as Exhibit A (the “Restated Credit Agreement”);

WHEREAS, substantially simultaneously with the effectiveness of the Amendment and Restatement and upon the terms and subject to the conditions set forth herein, each of the respective Loan Parties wishes to affirm and confirm its guarantee, pledge, grant and other agreements under the Existing Collateral Documents (the “Collateral Documents Reaffirmation”);

WHEREAS, it is the intention of all parties hereto that the Amendment, the Incremental Credit Extensions, the Pay-Out, the Amendment and Restatement and the Collateral Documents Reaffirmation (collectively, the “Transactions”) occur substantially simultaneously and become fully effective as of the Effective Time; and

WHEREAS, it is the intention of all parties hereto that, following the Transactions, the Restated Credit Agreement is a continuation of the Existing Credit Agreement and the Collateral securing the Obligations under the Existing Credit Agreement will continue to secure, with equal priority, the Obligations under the Restated Credit Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. DEFINITIONS.

Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Restated Credit Agreement. The rules of construction set forth in subsection 1.3 of the Restated Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

Section 2. AMENDMENT OF THE EXISTING CREDIT AGREEMENT AND WAIVER.

A. Amendment. At the Effective Time, Company and Existing Requisite Lenders hereby agree to amend the Existing Credit Agreement as follows:

(i) Subsection 2.1A(iv)(1) is amended by deleting the figure “$150,000,000” and replacing it with the figure “$460,000,000”.

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(ii) Subsections 2.1A(iv)(4), 2.1A(iv)(5), 2.1A(iv)(6)(ii) and 2.1A(iv)(7) are each hereby deleted in their entirety and replaced with “[Intentionally Omitted]”.

B. Waiver. At the Effective Time, Existing Requisite Lenders hereby waive any Potential Event of Default existing at such time and attributable to the failure of Company to timely provide any notice required pursuant to subsection 2.4B of the Existing Credit Agreement in connection with the mandatory prepayment to be made by Company under subsection 2.4B(iii)(e) of the Existing Credit Agreement for the fiscal year ended December 31, 2009.

Section 3. INCREMENTAL CREDIT EXTENSIONS

A. Each New Lender hereby agrees, severally and not jointly, to, at the Effective Time and after giving effect to the Amendment, extend New Term Loans, New Delayed Draw Commitments and New Revolving Commitments to Company in the amounts set forth next to such New Lender’s name on Schedule 1 hereto.

B. All such New Credit Extensions shall be subject to the terms and conditions set forth in the Restated Credit Agreement (including subsection 2.1 thereof).

C. The proceeds of New Term Loans shall be used by Company (i) first, to repay in full the Pay-Out Obligations, and (ii) thereafter as may be permitted by the terms and conditions of the Restated Credit Agreement.

D. Each of Administrative Agent, Existing Requisite Lenders, New Lenders and Company consents to the Transactions and each hereby acknowledges and agrees that, notwithstanding anything to the contrary set forth in the Existing Credit Agreement (including subsection 2.1A(iv) thereof), as of the Effective Time, subject to the terms and conditions set forth herein and in the Restated Credit Agreement, Company shall be permitted to incur Incremental Credit Extensions under the Existing Credit Agreement.

Section 4. PAY-OUT.

A. In connection with the foregoing and as of the Effective Time, Company shall cause a payment in an amount equal to the total amount set forth on Schedule 2 hereto (the “Pay-Out Amount”) representing all amounts owing in connection with the Pay-Out Obligations as of 4:00 p.m. (New York City time) on April 9, 2010, including any and all amounts of principal, interest to date, fees, penalties, if any, costs of counsel and indemnity amounts (all as set forth in detail on Schedule 2 hereto) (but, for the avoidance of doubt, excluding any Unasserted Obligations, including possible breakage costs which may be invoiced at a later date (the “Excluded Breakage Costs”) and expense reimbursement and contingent indemnity obligations which by the terms of the Existing Credit Agreement or any other Loan Document expressly survive), to Administrative Agent.

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B. Company hereby authorizes and directs Administrative Agent (and Administrative Agent hereby agrees), to apply proceeds of New Term Loans held by Administrative Agent at the Effective Time to pay the Pay-Out Obligations.

C. The Pay-Out Amount has been calculated assuming payment on April 9, 2010 (the “Pay-Out Date”). If the Pay-Out Amount is not paid to Administrative Agent as provided above by 4:00 p.m. (New York City time) on the Pay-Out Date, the Pay-Out Amount shall be recalculated to reflect changes thereto, including additional interest in the amount of $22,294.74 per day for each day after the Pay-Out Date.

D. New Lenders hereby irrevocably waive any right they may have under the Existing Credit Agreement, Restated Credit Agreement or any other Loan Document to receive any portion of the proceeds of the Pay-Out.

E. Company and each of the other Loan Parties hereby acknowledge and agree that the obligations and liabilities of the Loan Parties under the Existing Credit Agreement and other Loan Documents shall be reinstated with full force and effect if, at any time on or after the Pay-Out Date, all or any portion of the Pay-Out Amount paid to Administrative Agent or any Existing Lender is voided or rescinded or must otherwise be returned by Administrative Agent or any Existing Lender to Company or any other Loan Party upon Company’s or any other Loan Party’s insolvency, bankruptcy or reorganization or otherwise, all as though such payment had not been made; provided that each of the parties hereto hereby acknowledges and agrees that any such reinstatement shall not effect the validity of this Agreement, the Amendment and Restatement, Restated Credit Agreement or any other Loan Document.

F. Each of Company, New Lenders, Existing Requisite Lenders and Administrative Agent hereby agrees to the foregoing and each hereby acknowledges and agrees that, notwithstanding anything to the contrary set forth in the Existing Credit Agreement (including subsection 2.4B thereof), as of the Effective Time, all notice and documentation requirements applicable to the Pay-Out shall be deemed fully satisfied and completed.

Section 5. AMENDMENT AND RESTATEMENT OF THE EXISTING CREDIT AGREEMENT.

New Lenders, Company and Administrative Agent hereby agree that, as of the Effective Time and after giving effect to the Amendment, Incremental Credit Extensions and Pay-Out (at which time New Lenders will be the only Lenders under the Existing Credit Agreement), the Existing Credit Agreement shall be amended and restated in its entirety in the form of the Restated Credit Agreement attached hereto as Exhibit A.

Section 6. COLLATERAL DOCUMENTS REAFFIRMATION

A. Each Loan Party hereby acknowledges that it expects to realize substantial direct and indirect benefits as a result of the Transactions and the extension of credit to Company in the form of the Incremental Credit Extensions.

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B. Each Loan Party hereby acknowledges its receipt of the Restated Credit Agreement and its review of the terms and conditions thereof and consents to the terms and conditions of this Agreement, the Restated Credit Agreement and the Transactions contemplated hereby and thereby, including the extension of credit to Company in the form of the Incremental Credit Extensions.

C. Each Loan Party hereby, to the extent a party to any Existing Collateral Document, (i) affirms and confirms its guarantee, pledge, grant and other agreements under each such Existing Collateral Document (including, without limitations, its grants of security interests under the Existing Collateral Documents) and (ii) agrees that, notwithstanding the effectiveness of this Agreement or the Restated Credit Agreement or the occurrence of the Transactions, (a) each such Existing Collateral Document shall continue to be in full force and effect and (b) all guarantees, pledges, grants and other agreements thereunder shall continue to be in full force and effect in respect of, and to secure, the Incremental Credit Extensions and the other Obligations under the Existing Credit Agreement and the Restated Credit Agreement, all for the benefit of Collateral Agent and Beneficiaries.

Section 7. EFFECTIVENESS; AMENDMENTS; COUNTERPARTS.

A. This Agreement shall become effective as of the time (the “Effective Time”) when Administrative Agent has received (i) counterparts of this Agreement that, when taken together, bear the signatures of (a) Company, (b) Existing Requisite Lenders, (c) each of the New Lenders, (d) Administrative Agent, (e) Collateral Agent and (f) each of the Subsidiary Guarantors, (ii) the proceeds of the New Term Loans, (iii) evidence satisfactory to Administrative Agent that the conditions set forth in subsections 4.1, 4.2 and 4.3 of the Restated Credit Agreement have been satisfied and (iv) any other certificates or documents that Administrative Agent shall reasonably request, each in form and substance reasonably satisfactory to Administrative Agent.

B. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Company, Administrative Agent and New Lenders; provided that any amendment to Section 2 hereof shall also require the consent of Existing Requisite Lenders.

C. This Agreement may be executed in one or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile, PDF file or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 8. EFFECT OF THIS AGREEMENT.

A. None of the Transactions, this Agreement, the Existing Credit Agreement, the Restated Credit Agreement nor any other Loan Document shall release, limit or impair in any way the priority of any security interests and liens held by Administrative Agent and/or Collateral Agent for the benefit of all or any Lenders against any assets of

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Company or any of Company’s Subsidiaries arising under the Existing Credit Agreement, the Restated Credit Agreement, the Existing Collateral Documents or any other Loan Document, in each case as such documents may be amended, modified or supplemented from time to time.

B. The Letters of Credit outstanding under the Existing Credit Agreement (the “Existing Letters of Credit”) shall remain outstanding following the Effective Time. Pursuant to the Restated Credit Agreement, each Existing Letter of Credit will automatically, without any action on the part of any person, be deemed to be a Letter of Credit issued under the Restated Credit Agreement for the account of Company for all purposes of the Restated Credit Agreement and the other Loan Documents. The parties hereto (including Administrative Agent, in its capacity as Issuing Bank in respect of Existing Letters of Credit), agree that as of the Effective Time each Existing Lender shall irrevocably and automatically be released from its obligations under the Existing Credit Agreement in respect of Existing Letters of Credit (including participations therein).

C. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of Lenders, Collateral Agent or Administrative Agent under the Existing Credit Agreement, the Restated Credit Agreement or any other Loan Document. Nothing herein shall be deemed to entitle Company or any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, the Restated Credit Agreement or any other Loan Document in similar or different circumstances.

D. For the avoidance of doubt, nothing contained in this Agreement shall terminate or otherwise impair Company’s obligations (i) in respect of any Unasserted Obligations under the Existing Credit Agreement, (ii) relating to New Credit Extensions or (iii) otherwise arising under the terms of the Restated Credit Agreement.

E. This Agreement shall constitute a “Loan Document” under the Existing Credit Agreement and the Restated Credit Agreement for all purposes.

Section 9. EXPENSES; INDEMNITY; APPLICABLE LAW; WAIVER OF JURY TRIAL.

The provisions of subsections 10.2, 10.3, 10.15, 10.16, 10.17 and 10.18 of the Restated Credit Agreement pertaining to expenses, indemnity, applicable law construction, consent to jurisdiction and service of process, and waiver of jury trial are hereby incorporated by reference herein, mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

SKILLED HEALTHCARE GROUP, INC.

by

/s/ Dev Ghose
		Name:	Dev Ghose
		Title:	Treasurer and Chief Financial Officer

Subsidiaries:		ALBUQUERQUE HEIGHTS HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

ALEXANDRIA CARE CENTER, LLC, a Delaware limited liability company

ALTA CARE CENTER, LLC dba ALTA GARDENS CARE CENTER, a Delaware limited liability company

ANAHEIM TERRACE CARE CENTER, LLC, a Delaware limited liability company

BALDWIN HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

BAY CREST CARE CENTER, LLC, a Delaware limited liability company

BELEN MEADOWS HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

BLUE RIVER REHABILITATION CENTER, LLC, a Delaware limited liability company

BRIARCLIFF NURSING AND REHABILITATION CENTER GP, LLC, a Delaware limited liability company

[Skilled Healthcare Group, Inc. - Signature Page to

Amendment and Restatement Agreement]

BRIARCLIFF NURSING AND REHABILITATION CENTER, LP, a Delaware limited partnership

By:	Briarcliff Nursing and Rehabilitation
Center GP, LLC, its General Partner

BRIER OAK ON SUNSET, LLC, a Delaware limited liability company

CAMERON NURSING AND REHABILITATION CENTER, LLC, a Delaware limited liability company

CANYON TRANSITIONAL REHABILITATION CENTER, LLC, a Delaware limited liability company

CAREHOUSE HEALTHCARE CENTER, LLC, a Delaware limited liability company

CARMEL HILLS HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

CHESTNUT PROPERTY, LLC, a Delaware limited liability company

CITY VIEW VILLA, LLC, a Delaware limited liability company (fka Hancock Park Senior Assisted Living, LLC)

CLAIRMONT BEAUMONT GP, LLC, a Delaware limited liability company

CLAIRMONT BEAUMONT, LP, a Delaware limited partnership

By:	Clairmont Beaumont GP, LLC,
its General Partner

CLAIRMONT LONGVIEW GP, LLC, a Delaware limited liability company

[Skilled Healthcare Group, Inc. - Signature Page to

Amendment and Restatement Agreement]

CLAIRMONT LONGVIEW, LP, a Delaware limited partnership

By:	Clairmont Longview GP, LLC,
its General Partner

CLOVIS HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

COLONIAL NEW BRAUNFELS CARE CENTER, LP dba COLONIAL MANOR CARE CENTER, a Delaware limited partnership

By:	Colonial New Braunfels GP, LLC,
its General Partner

COLONIAL NEW BRAUNFELS GP, LLC, a Delaware limited liability company

COLONIAL TYLER CARE CENTER, LP, a Delaware limited partnership

By:	Colonial Tyler GP, LLC,
its General Partner

COLONIAL TYLER GP, LLC, a Delaware limited liability company

CORONADO NURSING CENTER GP, LLC, a Delaware limited liability company

CORONADO NURSING CENTER, LP, a Delaware limited partnership

By:	Coronado Nursing Center GP, LLC,
its General Partner

DEVONSHIRE CARE CENTER, LLC, a Delaware limited liability company

EAST SUNRISE PROPERTY, LLC, a Delaware limited liability company

EAST RUSHOLME PROPERTY, LLC, a Delaware limited liability company

[Skilled Healthcare Group, Inc. - Signature Page to

Amendment and Restatement Agreement]

EAST WALNUT PROPERTY, LLC, a Delaware limited liability company

ELMCREST CARE CENTER, LLC, a Delaware limited liability company

EUCLID PROPERTY, LLC, a Delaware limited liability company

EUREKA HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

FLATONIA OAK MANOR GP, LLC, a Delaware limited liability company

FLATONIA OAK MANOR, LP dba OAK MANOR NURSING CENTER, a Delaware limited partnership

By:	Flatonia Oak Manor GP, LLC,
its General Partner

FORT WORTH CENTER OF REHABILITATION, LLC a Delaware limited liability company

FOUNTAIN CARE CENTER, LLC, a Delaware limited liability company

FOUNTAIN SENIOR ASSISTED LIVING, LLC, a Delaware limited liability company

FOUNTAIN VIEW SUBACUTE AND NURSING CENTER, LLC, a Delaware limited liability company

GLEN HENDREN PROPERTY, LLC, a Delaware limited liability company

GRANADA HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

[Skilled Healthcare Group, Inc. - Signature Page to

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GUADALUPE VALLEY NURSING CENTER GP, LLC, a Delaware limited liability company

GUADALUPE VALLEY NURSING CENTER, LP, a Delaware limited partnership

By:	Guadalupe Valley Nursing Center GP,
LLC, its General Partner

HALLETTSVILLE REHABILITATION AND NURSING CENTER, LP, a Delaware limited partnership

By:	Hallettsville Rehabilitation GP, LLC,
its General Partner

HALLETTSVILLE REHABILITATION GP, LLC, a Delaware limited liability company

HALLMARK INVESTMENT GROUP, INC., a Delaware corporation

HALLMARK REHABILITATION GP, LLC, a Delaware limited liability company

HANCOCK PARK REHABILITATION CENTER, LLC, a Delaware limited liability company

HEMET SENIOR ASSISTED LIVING, LLC, a Delaware limited liability company

HIGHLAND HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

HOLMESDALE HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

HOLMESDALE PROPERTY, LLC, a Delaware limited liability company

[Skilled Healthcare Group, Inc. - Signature Page to

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HOSPICE CARE INVESTMENTS, LLC, a Delaware limited liability company

HOSPICE CARE OF THE WEST, LLC, a Delaware limited liability company

HOSPITALITY NURSING AND REHABILITATION CENTER, LP dba LUBBOCK HOSPITALITY HOUSE NURSING AND REHABILITATION CENTER, a Delaware limited partnership

By:	Hospitality Nursing GP, LLC,
its General Partner

HOSPITALITY NURSING GP, LLC, a Delaware limited liability company

LEASEHOLD RESOURCE GROUP, LLC, a Delaware limited liability company

LIBERTY TERRACE HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

LIVE OAK NURSING CENTER GP, LLC, a Delaware limited liability company

LIVE OAK NURSING CENTER, LP, a Delaware limited partnership

By:	Live Oak Nursing Center GP, LLC,
its General Partner

LOUISBURG HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

MONTEBELLO CARE CENTER, LLC, a Delaware limited liability company

[Skilled Healthcare Group, Inc. - Signature Page to

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MONUMENT REHABILITATION AND NURSING CENTER, LP dba MONUMENT HILL REHABILITATION AND NURSING CENTER, a Delaware limited partnership

By:	Monument Rehabilitation GP, LLC,
its General Partner

MONUMENT REHABILITATION GP, LLC, a Delaware limited liability company

OAK CREST NURSING CENTER GP, LLC, a Delaware limited liability company

OAK CREST NURSING CENTER, LP, a Delaware limited partnership

By:	Oak Crest Nursing Center GP, LLC,
its General Partner

OAKLAND MANOR NURSING CENTER, LP, a Delaware limited partnership

By:	Oakland Manor GP, LLC,
its General Partner

OAKLAND MANOR GP, LLC, a Delaware limited liability company

PACIFIC HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

PREFERRED DESIGN, LLC, a Delaware limited liability company

RICHMOND HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

RIO HONDO SUBACUTE AND NURSING CENTER, LLC, a Delaware limited liability company

[Skilled Healthcare Group, Inc. - Signature Page to

Amendment and Restatement Agreement]

RIVERVIEW DES MOINES PROPERTY, LLC, a Delaware limited liability company

ROSSVILLE HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

ROYALWOOD CARE CENTER, LLC, a Delaware limited liability company

SANDPIPER HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

SEAVIEW HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

SHARON CARE CENTER, LLC, a Delaware limited liability company

SHAWNEE GARDENS HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

SHG RESOURCES, LP, a Delaware limited partnership

By:	Leasehold Resource Group, LLC,
its General Partner

SKIES HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

SKILLED HEALTHCARE, LLC, a Delaware limited liability company

SOUTH SWOPE PROPERTY, LLC, a Delaware limited liability company

SOUTHWEST PAYROLL SERVICES, LLC, a Delaware limited liability company

SOUTHWOOD CARE CENTER GP, LLC, a Delaware limited liability company

[Skilled Healthcare Group, Inc. - Signature Page to

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SOUTHWOOD CARE CENTER, LP, a Delaware limited partnership

By:	Southwood Care Center GP, LLC,
its General Partner

SPRING SENIOR ASSISTED LIVING, LLC, a Delaware limited liability company

ST. ANTHONY HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

ST. CATHERINE HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

ST. ELIZABETH HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

ST. JOHN HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

ST. JOSEPH TRANSITIONAL REHABILITATION CENTER, LLC, a Delaware limited liability company

ST. LUKE HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

ST. MARY HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

ST. THERESA HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

SUMMIT CARE CORPORATION, a Delaware corporation

SUMMIT CARE PHARMACY, INC. dba SKILLED CARE PHARMACY, a Delaware corporation

[Skilled Healthcare Group, Inc. - Signature Page to

Amendment and Restatement Agreement]

SYCAMORE PARK CARE CENTER, LLC, a Delaware limited liability company

TEXAS CITYVIEW CARE CENTER GP, LLC, a Delaware limited liability company

TEXAS CITYVIEW CARE CENTER, LP dba CITYVIEW CARE CENTER, a Delaware limited partnership

By:	Texas Cityview Care Center GP, LLC,
its General Partner

TEXAS HERITAGE OAKS NURSING AND REHABILITATION CENTER GP, LLC, a Delaware limited liability company

TEXAS HERITAGE OAKS NURSING AND REHABILITATION CENTER, LP dba HERITAGE OAKS NURSING AND REHABILITATION CENTER, a Delaware limited partnership

By:	Texas Heritage Oaks Nursing
and Rehabilitation Center GP, LLC, its General Partner

THE CLAIRMONT TYLER GP, LLC, a Delaware limited liability company

THE CLAIRMONT TYLER, LP, a Delaware limited partnership

By:	The Clairmont Tyler GP, LLC,
its General Partner

THE DALLAS CENTER OF REHABILITATION, LLC a Delaware limited liability company

THE EARLWOOD, LLC, a Delaware limited liability company

THE HEIGHTS OF SUMMERLIN, LLC, a Delaware limited liability company

[Skilled Healthcare Group, Inc. - Signature Page to

Amendment and Restatement Agreement]

THE REHABILITATION CENTER OF ALBUQUERQUE, LLC, a Delaware limited liability company

THE REHABILITATION CENTER OF DES MOINES, LLC, a Delaware limited liability company

THE REHABILITATION CENTER OF INDEPENDENCE, LLC, a Delaware limited liability company

THE REHABILITATION CENTER OF RAYMORE, LLC, a Delaware limited liability company

THE WOODLANDS HEALTHCARE CENTER, LP, a Delaware limited partnership

By:	The Woodlands Healthcare Center GP, LLC,
its General Partner

THE WOODLANDS HEALTHCARE CENTER GP, LLC, a Delaware limited liability company

TOWN AND COUNTRY MANOR GP, LLC, a Delaware limited liability company

TOWN AND COUNTRY MANOR, LP, a Delaware limited partnership

By:	Town and Country Manor GP, LLC,
its General Partner

VALLEY HEALTHCARE CENTER, LLC, a Delaware limited liability company

VILLA MARIA HEALTHCARE CENTER, LLC dba VILLA MARIA CARE CENTER, a Delaware limited liability company

VINTAGE PARK AT ATCHISON, LLC, a Delaware limited liability company

[Skilled Healthcare Group, Inc. - Signature Page to

Amendment and Restatement Agreement]

VINTAGE PARK AT BALDWIN CITY, LLC, a Delaware limited liability company

VINTAGE PARK AT EUREKA, LLC, a Delaware limited liability company

VINTAGE PARK AT FREDONIA, LLC, a Delaware limited liability company

VINTAGE PARK AT GARDNER, LLC, a Delaware limited liability company

VINTAGE PARK AT HIAWATHA, LLC, a Delaware limited liability company

VINTAGE PARK AT HOLTON, LLC, a Delaware limited liability company

VINTAGE PARK AT LENEXA, LLC, a Delaware limited liability company

VINTAGE PARK AT LOUISBURG, LLC, a Delaware limited liability company

VINTAGE PARK AT NEODESHA, LLC, a Delaware limited liability company

VINTAGE PARK AT OSAGE CITY, LLC, a Delaware limited liability company

VINTAGE PARK AT OSAWATOMIE, LLC, a Delaware limited liability company

VINTAGE PARK AT OTTAWA, LLC, a Delaware limited liability company

VINTAGE PARK AT PAOLA, LLC, a Delaware limited liability company

VINTAGE PARK AT STANLEY, LLC, a Delaware limited liability company

VINTAGE PARK AT TONGANOXIE, LLC, a Delaware limited liability company

[Skilled Healthcare Group, Inc. - Signature Page to

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VINTAGE PARK AT WAMEGO, LLC, a Delaware limited liability company

VINTAGE PARK AT WATERFRONT, LLC, a Delaware limited liability company

WATHENA HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

WEST SIDE CAMPUS OF CARE GP, LLC, a Delaware limited liability company

WEST SIDE CAMPUS OF CARE, LP, a Delaware limited partnership

By:	West Side Campus of Care GP, LLC,
its General Partner

WILLOW CREEK HEALTHCARE CENTER, LLC, a Delaware limited liability company

WOODLAND CARE CENTER, LLC, a Delaware limited liability company

By:	/s/ Zachary Larson
on behalf of each of the entities listed above
Name:	Zachary Larson
Title:	Assistant Secretary of each entity above listed

[Skilled Healthcare Group, Inc. - Signature Page to

Amendment and Restatement Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent and Collateral Agent and in its individual capacity as a Lender,

by

/s/ Karim Blasetti
	Name:	Karim Blasetti
	Title:	Vice President

by

/s/ Mikhail Faybusovich
	Name:	Mikhail Faybusovich
	Title:	Vice President

[Skilled Healthcare Group, Inc. - Signature Page to

Amendment and Restatement Agreement]

NEW LENDERS SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE TO THE SKILLED HEALTHCARE GROUP, INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 27, 2005, AS AMENDED.

Name of Institution:	JPMORGAN CHASE BANK, N.A.

by

/s/ Dawn Lee Lum
	Name:	Dawn Lee Lum
	Title:	Executive Director

For any Lender requiring a second signature line:

by

Name:
Title:

[Skilled Healthcare Group, Inc. - Signature Page to

Amendment and Restatement Agreement]

NEW LENDERS SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE TO THE SKILLED HEALTHCARE GROUP, INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 27, 2005, AS AMENDED.

Name of Institution:	GENERAL ELECTRIC CAPITAL CORPORATION

by

/s/ Dianne Miller
	Name:	Dianne Miller
	Title:	Duly Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

[Skilled Healthcare Group, Inc. - Signature Page to

Amendment and Restatement Agreement]

NEW LENDERS SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE TO THE SKILLED HEALTHCARE GROUP, INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 27, 2005, AS AMENDED.

Name of Institution:	Bank of America, N.A.

by

/s/ Jill J. Hogan
	Name:	Jill J. Hogan
	Title:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

[Skilled Healthcare Group, Inc. - Signature Page to

Amendment and Restatement Agreement]

NEW LENDERS SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE TO THE SKILLED HEALTHCARE GROUP, INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 27, 2005, AS AMENDED.

Name of Institution:	Wells Fargo Bank, NA

by

/s/ Kenneth C. Coulter
	Name:	Kenneth C. Coulter
	Title:	Senior Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

[Skilled Healthcare Group, Inc. - Signature Page to

Amendment and Restatement Agreement]

NEW LENDERS SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE TO THE SKILLED HEALTHCARE GROUP, INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 27, 2005, AS AMENDED.

Name of Institution:	BARCLAYS BANK PLC

by

/s/ John Skrobe
	Name:	John Skrobe
	Title:	Managing Director

For any Lender requiring a second signature line:

by

Name:
Title:

[Skilled Healthcare Group, Inc. - Signature Page to

Amendment and Restatement Agreement]

SCHEDULE 1 TO

AMENDMENT AND RESTATEMENT AGREEMENT

NEW LENDERS

Lender	New Revolving Credit Commitments	New Term Loan Commitments (not inclusive of New Delayed Draw Commitments)	New Delayed Draw Commitments	New Term Loan Commitments (inclusive of New Delayed Draw Commitments)
Credit Suisse AG, Cayman Islands Branch	$20,000,000	$309,375,000	$28,125,000	$337,500,000
Bank of America, N.A.	$20,000,000
JPMorgan Chase Bank, N.A.	$20,000,000
Barclays Bank	$20,000,000
Wells Fargo Bank, N.A.	$12,500,000
General Electric Capital Corporation	$7,500,000	$20,625,000	$1,875,000	$22,500,000

TOTAL	$100,000,000	$330,000,000	$30,000,000	$360,000,000

SCHEDULE 2

Pay-Out Amount in Detail

Principal Balance	Amount
Term Loans	$245,589,720.00
Revolving Loans	$61,000,000.00
Swingline Loans	$4,000,000.00

Principal Balance Subtotal	$310,589,720.00

Accrued Interest	Amount
Term Loans	$138,014.05
Revolving Loans	$45,717.67
Swingline Loans	$1,849.32

Accrued Interest Subtotal	$185,581.04

Fees	Amount
Commitment Fees	$8,673.29
Letter of Credit Fees	$144.18
Fronting Fees	$3,171.92

Fee Subtotal	$11,989.92

TOTAL PAY-OUT AMOUNT	$310,787,290.43

EXHIBIT A

Restated Credit Agreement

SKILLED HEALTHCARE GROUP, INC.

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDED AND RESTATED CREDIT AGREEMENT is dated as of April 9, 2010 and entered into by and among SKILLED HEALTHCARE GROUP, INC., a Delaware corporation (“Company”), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES TO THE AMENDMENT AND RESTATEMENT AGREEMENT (as defined below) (each individually referred to herein as a “Lender” and collectively as “Lenders”), and CREDIT SUISSE AG (“CS”), as administrative agent for Lenders (in such capacity, “Administrative Agent”) and as collateral agent for Lenders (in such capacity, “Collateral Agent”).

RECITALS

WHEREAS, Company, Administrative Agent and certain lenders (“Previous Lenders”) are party to the Existing Credit Agreement (capitalized terms used in these recitals without definition are defined in subsection 1.1 of this Agreement);

WHEREAS, on the Effective Date, Company, Subsidiary Guarantors, Administrative Agent, Collateral Agent, Requisite Lenders under and as defined in the Existing Credit Agreement and all Lenders hereunder executed and delivered the Amendment and Restatement Agreement;

WHEREAS, pursuant to the Amendment and Restatement Agreement, (i) Company and Requisite Lenders under and as defined in the Existing Credit Agreement amended the Existing Credit Agreement to, among other things, permit Company to incur incremental commitments of up to $460,000,000, (ii) Lenders hereunder extended $330,000,000 in incremental term loans ( “New Term Loans”), $30,000,000 in delayed draw term loan commitments and $100,000,000 in incremental revolving commitments ( “New Revolving Commitments”) under the Existing Credit Agreement (with the terms of such incremental loans and commitments to be governed by the terms of this Agreement), (iii) the proceeds of New Term Loans were used to repay all obligations of Company owed to Previous Lenders under the Existing Credit Agreement (other than Unasserted Obligations, as defined in the Existing Credit Agreement) and pay related fees and expenses, (iv) the revolving loan commitments under the Existing Credit Agreement were terminated and replaced by New Revolving Commitments, (v) Company, Subsidiary Guarantors, Administrative Agent, Collateral Agent and all Lenders hereunder as of the Effective Date, amended and restated the Existing Credit Agreement in its entirety to appear in the form of this Agreement and reaffirmed all obligations of Company and Subsidiaries arising under the Collateral Documents (clauses (i) through (v) above, collectively, the “Transactions”) and (vi) all the Transactions were deemed to have occurred substantially simultaneously on the Effective Date;

WHEREAS, it is the intention of all parties to the Amendment and Restatement Agreement that following the Transactions, the Collateral securing the obligations under the Existing Credit Agreement will continue to secure, with equal priority, the Obligations hereunder and under the other Loan Documents;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Company, Lenders and Administrative Agent hereby agree as follows:

Section 1. DEFINITIONS

1.1	Certain Defined Terms.

The following terms used in this Agreement shall have the following meanings:

“Account” means all present and future accounts, general intangibles, chattel paper, documents and instruments, as such terms are defined in the UCC, of Company or a Subsidiary of Company, including, without limitation, all obligations for the payment of money arising out of the sale, lease, license or other disposition of goods or other property or the rendering of services and all proceeds thereof.

“Additional Mortgaged Property” has the meaning set forth in subsection 6.9.

“Additional Mortgages” has the meaning set forth in subsection 6.9.

“Adjusted Net Operating Income” means, with respect to any Facility as of any date of determination, (a) the Net Operating Income attributable to such Facility for the applicable Measurement Period less (b) the total revenue from the operation of such Facility for the applicable Measurement Period multiplied by 0.05 less (c) $500 multiplied by the number of beds in such Facility as of such date.

“Administrative Agent” has the meaning assigned to that term in the introduction to this Agreement and also means and includes any successor Administrative Agent appointed pursuant to subsection 9.5.

“Affected Lender” has the meaning assigned to that term in subsection 2.6C.

“Affected Loans” has the meaning assigned to that term in subsection 2.6C.

“Affiliate”, as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

“Agents” means Administrative Agent, Collateral Agent and Lead Arrangers.

“Agreement” means this Third Amended and Restated Credit Agreement dated as of April 9, 2010.

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“Amendment and Restatement Agreement” means the Amendment and Restatement Agreement dated as of April 9, 2010, among Company, the Subsidiary Guarantors, the Lenders party thereto, Administrative Agent and Collateral Agent.

“Applicable Margin” means with respect to any Loan, the rate per annum set forth in the table below under the caption “Applicable Margin for Eurodollar Rate Loans” or “Applicable Margin for Base Rate Loans”, as the case may be, opposite the Consolidated Leverage Ratio for the four-Fiscal Quarter period for which the applicable Pricing Certificate has been delivered pursuant to subsection 6.1(iv):

Consolidated Leverage Ratio	Applicable Margin for Eurodollar Rate Loans	Applicable Margin for Base Rate Loans
Greater than 3.25 to 1.00	3.75%	2.75%
Equal to or less than 3.25 to 1.00	3.50%	2.50%

; provided that until the delivery of financial statements pursuant to subsection 6.1(ii) and a Pricing Certificate pursuant to subsection 6.1(iv), in each case covering the fiscal period ending on June 30, 2010, the Applicable Margins shall be the maximum percentage amount for the relevant Loan set forth above; provided further that upon delivery of each Pricing Certificate by Company to Administrative Agent pursuant to subsection 6.1(iv) covering any fiscal period ending on or after June 30, 2010 the Applicable Margins shall automatically be adjusted in accordance with such Pricing Certificate, such adjustment to become effective on the next succeeding Business Day following the receipt by Administrative Agent of such Pricing Certificate; provided further that, if at any time a Pricing Certificate is not delivered at the time required pursuant to subsection 6.1(iv), from the time such Pricing Certificate was required to be delivered until the Business Day next succeeding delivery of such Pricing Certificate, the Applicable Margins shall be the maximum percentage amount for the relevant Loan set forth above.

“Approved Fund” means a Fund that is administered or managed by (i) a Lender, (ii) an Affiliate of a Lender or (iii) an entity or an Affiliate of an entity that administers or manages a Lender.

“Asset Sale” means the sale by Company or any of its Subsidiaries to any Person other than Company or any of the Subsidiary Guarantors of (i) any of the Equity Interests of any of Company’s Subsidiaries, (ii) substantially all of the assets of any division or line of business of Company or any of its Subsidiaries, or (iii) any other assets (whether tangible or intangible) of Company or any of its Subsidiaries (other than (a) inventory sold in the ordinary course of business, (b) sales, assignments, transfers or dispositions of accounts in the ordinary course of

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business for purposes of collection and (c) any such other assets to the extent that the aggregate value of such assets sold in any single transaction or related series of transactions is equal to $1,000,000 or less).

“Asset Value” means, at any date of determination, (a) with respect to any Facility (other than a Development Asset) that has been owned by Company, any of its Subsidiaries or any HUD Subsidiary and in operation for more than one full Fiscal Quarter, the Adjusted Net Operating Income of such Facility divided by 0.13; and (b) with respect to any Facility (other than a Development Asset) that has not been owned by such Persons and operated for more than one full Fiscal Quarter, the book value of such Facility as determined in accordance with GAAP; and (c) with respect to any Development Asset, the book value of such Development Asset as determined in accordance with GAAP.

“Assignment Agreement” means an Assignment and Assumption in substantially the form of Exhibit IX annexed hereto.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”, as now and hereafter in effect, or any successor statute.

“Base Rate” means, at any time, the highest of (i) the Prime Rate, (ii) the rate which is  1/2 of 1% in excess of the Federal Funds Effective Rate and (iii) the Eurodollar Rate applicable for an Interest Period of three months commencing on such day plus 1.00%; provided that, solely for purposes of the foregoing, the Eurodollar Rate for any day shall be based on the rate set forth on such day at approximately 11:00 a.m. (London time) by reference to the British Bankers’ Association Interest Settlement Rates for deposits in dollars (as set forth by any service selected by Administrative Agent that has been nominated by the British Bankers’ Association as an authorized vendor for the purpose of displaying such rates). If Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate or Eurodollar Rate, as the case may be, for any reason, including the inability or failure of Administrative Agent to obtain sufficient quotations in accordance with the terms of the definition thereof, the Base Rate shall be determined without regard to clause (ii) or (iii), as applicable, of the preceding sentence until the circumstances giving rise to such inability no longer exist. Any change in the Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Eurodollar Rate shall be effective on the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Eurodollar Rate, as the case may be.

“Base Rate Loans” means Loans bearing interest at rates determined by reference to the Base Rate as provided in subsection 2.2A.

“Beneficiary” has the meaning assigned to that term in the Security Agreement.

“Business Day” means (i) for all purposes other than as covered by clause (ii) below, any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or California or is a day on which banking institutions located in New York, New York or Los Angeles, California are authorized or required by law or other governmental action to close, and (ii) with respect to all notices, determinations, fundings and

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payments in connection with the Eurodollar Rate or any Eurodollar Rate Loans, any day that is a Business Day described in clause (i) above and that is also a day for trading by and between banks in Dollar deposits in the London interbank market.

“Capital Lease”, as applied to any Person, means any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.

“Cash” means money, currency or a credit balance in a Deposit Account.

“Cash Equivalents” means, as at any date of determination, (i) marketable securities (a) issued or directly and unconditionally guaranteed as to interest and principal by the United States Government or (b) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within one year after such date; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one year after such date and having, at the time of the acquisition thereof, the highest rating obtainable from either S&P or Moody’s; (iii) commercial paper maturing no more than one year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody’s; (iv) certificates of deposit or bankers’ acceptances maturing within one year after such date and issued or accepted by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia that (a) is at least “adequately capitalized” (as defined in the regulations of its primary Federal banking regulator) and (b) has Tier 1 capital (as defined in such regulations) of not less than $100,000,000; (v) shares of any money market mutual fund that (a) has at least 95% of its assets invested continuously in the types of investments referred to in clauses (i), (ii) and (iii) above, (b) has net assets of not less than $500,000,000, and (c) has the highest rating obtainable from either S&P or Moody’s; and (vi) repurchase agreements with a term of not more than 30 days for the types of investments referred to in clause (i) or (ii) above with any Lender or any commercial bank referred to in clause (iv).

“Change in Control” means:

(a) a Person, either individually or acting in concert with one or more other Persons, excluding Permitted Holders, shall beneficially own and control more than 30% of the total voting power (without regard to the occurrence of any contingency) represented by the issued and outstanding Equity Interests of Company, unless Permitted Holders shall beneficially own and control a greater percentage of such voting power of Company;

(b) the occurrence of a change in the composition of the Governing Body of Company such that a majority of the members of any such Governing Body are not Continuing Members; or

(c) the occurrence of any “Change in Control” as defined in the Senior Subordinated Note Indenture or any Permitted Refinancing Indebtedness.

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As used herein, the term “beneficially own” or “beneficial ownership” shall have the meaning set forth in the Exchange Act and the rules and regulations promulgated thereunder.

“Class”, as applied to Lenders, means each of the following two classes of Lenders: (i) Lenders having Revolving Loan Exposure and (ii) Lenders having Term Loan Exposure; provided that (x) until the expiration or earlier termination in full of the Delayed Draw Term Loan Commitments, Lenders having Delayed Draw Term Loan Commitments shall be treated as a separate Class and (y) if any Non-Conforming Credit Extensions are made pursuant to subsection 2.1A(iii), the Lenders having such Non-Conforming Credit Extensions shall also be treated as a separate Class.

“Collateral” means, collectively, all of the real, personal and mixed property in which Liens are purported to be granted pursuant to the Collateral Documents as security for the Obligations.

“Collateral Account” has the meaning assigned to that term in the Security Agreement.

“Collateral Agent” has the meaning assigned to that term in the introduction to this Agreement and also means and includes any successor Collateral Agent appointed pursuant to subsection 9.5.

“Collateral Documents” means the Security Agreement, the Foreign Pledge Agreements, the Deposit Account Instruction Agreements, the Mortgages, the Control Agreements and all other instruments or documents delivered by any Loan Party pursuant to this Agreement or any of the other Loan Documents in order to grant to Collateral Agent, on behalf of Lenders, a Lien on any real, personal or mixed property of that Loan Party as security for the Obligations.

“Commercial Letter of Credit” means any letter of credit or similar instrument issued for the purpose of providing the primary payment mechanism in connection with the purchase of any materials, goods or services by Company or any of its Subsidiaries in the ordinary course of business of Company or such Subsidiary.

“Commitments” means the commitments of Lenders to make Revolving Loans as set forth in subsections 2.1A and 3.3 and, to the extent applicable, the Term Loan Commitments.

“Company” means Skilled Healthcare Group, Inc., a Delaware corporation.

“Compliance Certificate” means a certificate substantially in the form of Exhibit VII annexed hereto.

“Compliance Program” means a corporate compliance program that is modeled after the requirements of the Federal Sentencing Guidelines and is based upon the applicable OIG Compliance Program Guidance (for example, the OIG Compliance Program Guidance for Hospitals at 63 Fed. Reg. 8987 (Feb. 23, 1998)).

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“Confidential Information Memorandum” means the Confidential Information Memorandum dated March 2010 relating to the credit facilities evidenced by this Agreement.

“Conforming Leasehold Interest” means any Recorded Leasehold Interest as to which the lessor has agreed in writing for the benefit of Administrative Agent and Collateral Agent (which writing has been delivered and is reasonably acceptable to Administrative Agent and Collateral Agent), whether under the terms of the applicable lease, under the terms of a Landlord Consent and Estoppel, or otherwise, to permit the encumbrance of the leasehold interest and the transfer of the leasehold interest in a foreclosure, to give Administrative Agent notice of default and a reasonable opportunity to cure and such other matters as Administrative Agent shall reasonable request which interest, if a subleasehold or sub-subleasehold interest, is not subject to any contrary restrictions contained in a superior lease or sublease.

“Consolidated Capital Expenditures” means, for any period, the sum of the aggregate of all expenditures (whether paid in cash or other consideration or accrued as a liability and including that portion of Capital Leases which is capitalized on the consolidated balance sheet of Company and its Subsidiaries) by Company and its Subsidiaries during that period that, in conformity with GAAP, are included in “additions to property, plant or equipment” or comparable items reflected in the consolidated statement of cash flows of Company and its Subsidiaries; provided that Consolidated Capital Expenditures shall not include any expenditures incurred in connection with (i) any Converted Capital Lease; (ii) the exercise by any Loan Party of a purchase option under any lease with respect to any existing Facility; or (iii) any Permitted Acquisition. For purposes of this definition, the purchase price of equipment that is purchased simultaneously with the trade-in or sale of existing equipment or with insurance proceeds shall be included in Consolidated Capital Expenditures only to the extent of the gross amount of such purchase price less the credit granted by the seller of such equipment for the equipment being traded in at such time or the amount of such proceeds, as the case may be.

“Consolidated Cash Interest Expense” means, for any period, Consolidated Interest Expense on Indebtedness of Company and its Subsidiaries for such period excluding, however, any interest expense not payable in Cash (including amortization of discount and amortization of debt issuance costs).

“Consolidated Current Assets” means, as at any date of determination, (i) the total assets of Company and its Subsidiaries on a consolidated basis which may properly be classified as current assets in conformity with GAAP (excluding Cash and Cash Equivalents) plus (ii) Cash, Cash Equivalents and investments held in “restricted accounts” plus (iii) deposits made by Company and its Subsidiaries on Operating Leases and Capital Leases and other deposits to secure liabilities in the ordinary course of business plus (iv) investments in APS-Summit Care Pharmacy, LLC.

“Consolidated Current Liabilities” means, as at any date of determination, (i) the total liabilities of Company and its Subsidiaries on a consolidated basis which may properly be classified as current liabilities in conformity with GAAP, excluding the current portions of Indebtedness that by its terms matures more than one year from the date of its creation and Capital Leases plus (ii) long term liabilities related to accrued insurance.

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“Consolidated EBITDA” means, for any period, Consolidated Net Income for such period, plus (a) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum of (i) Consolidated Interest Expense for such period, (ii) provisions for taxes based on income, (iii) total depreciation expense, (iv) total amortization expense, (v) other non-cash expenses (other than any such non-cash expense to the extent it represents an accrual of or reserve for cash expenditures in any future period), (vi) losses from the sale of fixed assets, (vii) Transaction Costs, (viii) Consolidated Financing Fees, (ix) customary fees, costs and expenses incurred in connection with any equity or debt offering (including the public registration of any securities issued in, or exchanged for, any such equity or debt offering), Investment, recapitalization or Indebtedness (in each case, as permitted by this Agreement) or in connection with the consummation of Permitted Acquisitions, (x) other non-recurring or extraordinary costs and expenses (including non-recurring startup losses incurred in connection with Permitted Acquisitions or initial opening of facilities), and costs attributable to discontinued operations (including operations disposed of during such period, whether or not such operations were classified as discontinued) incurred in such period, provided that the aggregate amount of such costs included pursuant to this clause (x) shall not exceed $7,000,000 in any one Fiscal Year, (xi) expenses incurred by Company and its Subsidiaries in connection with defense, judgment or settlement costs arising out of the case of Lavender v. Skilled Healthcare Group, Inc. and (xii) consulting fees paid to Onex or any Affiliate of Onex, to the extent such fees are permitted to be paid pursuant to subsection 7.8, less (b) without duplication and to the extent added in determining such Consolidated Net Income, the sum of (i) non-cash income and gains (other than any such non-cash income and gains to the extent it will result in the receipt of cash payments in any future period), and (ii) gains from the sale of fixed assets, all of the foregoing as determined on a consolidated basis for Company and its Subsidiaries in conformity with GAAP.

“Consolidated Excess Cash Flow” means, for any period, an amount (if positive) equal to (i) the sum, without duplication, of the amounts for such period of (a) Consolidated EBITDA and (b) the Consolidated Working Capital Adjustment minus (ii) the sum, without duplication, of the amounts for such period of (a) voluntary and scheduled repayments of Consolidated Total Debt (excluding repayments of Revolving Loans except to the extent the Revolving Loan Commitment Amount is permanently reduced in connection with such repayments), (b) Consolidated Capital Expenditures (net of any proceeds of any related financings with respect to such expenditures), (c) Consolidated Cash Interest Expense, (d) taxes based on income of Company and its Subsidiaries and paid in cash during such period, (e) Investments made in cash during such period and permitted pursuant to subsection 7.3(vi) or 7.3(vii) net of proceeds of any related financings, (f) cash paid by Company or any of its Subsidiaries upon the exercise of a purchase option under any lease with respect to any existing Facility, (g) cash paid by Company to repurchase Equity Interests, to the extent permitted pursuant to subsection 7.5(ii)(b), and (i) the amounts described in clauses (vii) through (xii) of the definition of “Consolidated EBITDA” to the extent paid in cash in such period and included in Consolidated EBITDA for such period.

“Consolidated Financing Fees” means any amounts referred to in subsection 2.3 of this Agreement, or the corresponding provisions of the Existing Credit Agreement, in each case only to the extent paid in cash.

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“Consolidated Fixed Charge Coverage Ratio” means, for any period, the ratio of (a) Consolidated EBITDA for such period minus Consolidated Capital Expenditures for such period to (b) Consolidated Cash Interest Expense for such period, provided that Consolidated Capital Expenditures that represent the addition by Company of one or more new Facilities (including new Facilities constructed by Company) or the renovation of Facilities purchased by Company within 180 days prior to the commencement of such renovation (but excluding Facilities which, prior to such purchase, had been leased or otherwise operated by Company), in an amount not to exceed $10,000,000 for any such period, shall be excluded from the calculation in clause (a) above.

“Consolidated Interest Expense” means, for any period, total interest expense (including that portion attributable to Capital Leases in accordance with GAAP and capitalized interest) of Company and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of Company and its Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net costs under Interest Rate Agreements, but excluding, however, any Consolidated Financing Fees.

“Consolidated Leverage Ratio” means, as of the last day of any Fiscal Quarter, the ratio of (i) Consolidated Total Debt minus Designated Restricted Cash as at such day to (ii) Consolidated EBITDA, calculated on a Pro Forma Basis, for the consecutive four Fiscal Quarters ending on such day.

“Consolidated Net Income” means, for any period, the net income (or loss) of Company and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP; provided that there shall be excluded (i) the income (or loss) of any Person (other than a Subsidiary of Company or APS – Summit Care Pharmacy L.L.C., a Delaware limited liability company) in which any other Person (other than Company or any of its Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to Company or any of its Subsidiaries by such Person during such period, (ii) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of Company or is merged into or consolidated with Company or any of its Subsidiaries or that Person’s assets are acquired by Company or any of its Subsidiaries, (iii) the income of any Subsidiary of Company to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, except to the extent of the amount of dividends or other distributions actually paid to Company or any of its Subsidiaries by such Person during such period, (iv) any after-tax gains or losses attributable to asset sales or returned surplus assets of any Pension Plan, (v) any income or loss attributable to the early extinguishment of Indebtedness and (vi) (to the extent not included in clauses (i) through (v) above) any net extraordinary gains or losses. For the avoidance of doubt, Consolidated Net Income for any period shall not include the net income (or loss) of any HUD Subsidiary, except to the extent of the amount of any dividends or distributions thereof made to Company or any Subsidiary during such period (less the amount of any Investment made by Company or its Subsidiaries in such HUD Subsidiary after the initial designation of such HUD Subsidiary and during such period).

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“Consolidated Revenues” means, for any period, an amount equal to the revenues of Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP; provided that, for purposes of such determination, the revenues of any Permitted Acquisition made during such period shall be determined on a Pro Forma Basis.

“Consolidated Secured Leverage Ratio” means, as of the last day of any Fiscal Quarter, the ratio of (i) Consolidated Total Debt as at such day that is secured by a Lien on any assets of Company or any of its Subsidiaries to (ii) Consolidated EBITDA, calculated on a Pro Forma Basis, for the consecutive four Fiscal Quarters ending on such day.

“Consolidated Total Debt” means, as at any date of determination, the sum of the aggregate stated balance sheet amount of all Indebtedness of Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP. For the avoidance of doubt, Consolidated Total Debt shall not include the Indebtedness of any HUD Subsidiary.

“Consolidated Working Capital” means, as at any date of determination, the excess (or deficit) of Consolidated Current Assets over Consolidated Current Liabilities.

“Consolidated Working Capital Adjustment” means, for any period on a consolidated basis, the amount (which may be a negative number) by which Consolidated Working Capital as of the beginning of such period exceeds (or is less than) Consolidated Working Capital as of the end of such period.

“Contingent Obligation”, as applied to any Person, means any direct or indirect liability, contingent or otherwise, of that Person (i) with respect to any Indebtedness, lease, dividend or other obligation of another if the primary purpose or intent thereof by the Person incurring the Contingent Obligation is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof, (ii) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings, or (iii) under Hedge Agreements. Contingent Obligations shall include (a) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another, (b) the obligation to make take-or-pay or similar payments if required regardless of non-performance by any other party or parties to an agreement, and (c) any liability of such Person for the obligation of another through any agreement (contingent or otherwise) (1) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise) or (2) to maintain the solvency or any balance sheet item, level of income or financial condition of another if, in the case of any agreement described under subclauses (1) or (2) of this sentence, the primary purpose or intent thereof is as described in the preceding sentence. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported or, if less, the amount to which such Contingent Obligation is specifically limited.

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“Continuing Member” means, as of any date of determination any member of the Governing Body of Company who (i) was a member of such Governing Body on the Effective Date, (ii) was nominated for election or elected to such Governing Body with the affirmative vote of a majority of the members who were either members of such Governing Body on the Effective Date or whose nomination or election was previously so approved or (iii) was nominated by a Permitted Holder.

“Contractual Obligation”, as applied to any Person, means any provision of any Security issued by that Person or of any material indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its material properties is bound or to which it or any of its material properties is subject.

“Control Agreement” means an agreement, reasonably satisfactory in form and substance to Administrative Agent and Collateral Agent and executed by the financial institution or securities intermediary at which a Deposit Account or a Securities Account, as the case may be, is maintained, pursuant to which such financial institution or securities intermediary confirms and acknowledges Collateral Agent’s security interest in such account, and agrees that the financial institution or securities intermediary, as the case may be, will comply with instructions originated by Collateral Agent as to disposition of funds in such account, without further consent by Company or any Subsidiary.

“Converted Capital Lease” means a Capital Lease that was converted from an Operating Lease (whether such conversion occurs as the result of an amendment or modification of an existing Operating Lease or of a Loan Party entering into a new lease with respect to any existing Facility).

“CS” has the meaning assigned to that term in the introduction to this Agreement.

“Currency Agreement” means any foreign exchange contract, currency swap agreement, futures contract, option contract, synthetic cap or other similar agreement or arrangement to which Company or any of its Subsidiaries is a party.

“Defaulting Lender” means any Lender that (i) defaults in its obligation to make any Delayed Draw Term Loan or Revolving Loan required to be made by it hereunder, (ii) defaults in its obligation to fund a participation in any unreimbursed Letter of Credit drawing pursuant to subsection 3.3C, (iii) has notified Administrative Agent or any Loan Party in writing that it does not intend to satisfy any such obligations or (iv) in the case of a Revolving Lender or a Lender with a Delayed Draw Term Loan Commitment, has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, custodian, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business, appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, custodian, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business, appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment; provided that if a Lender would be a “Defaulting Lender”

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solely by reason of events relating to a parent company of such Lender or solely because a Government Authority has been appointed as receiver, conservator, trustee or custodian for such Lender, Administrative Agent may, in its discretion, determine that such Lender is not a “Defaulting Lender” if and for so long as Administrative Agent is satisfied that such Lender will continue to perform its funding obligations hereunder.

“Delayed Draw Commitment Termination Date” means January 9, 2011.

“Delayed Draw Term Loan Commitment” means, with respect to each Lender, the commitment of such Lender to make Delayed Draw Term Loans hereunder as set forth on Schedule 2.1, or in the Assignment and Acceptance pursuant to which such Lender assumed its Delayed Draw Term Loan Commitment, as applicable, as the same may be reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to subsection 10.1B, or reductions pursuant to subsection 2.4.

“Delayed Draw Term Loans” means the terms loans made by Lenders to Company pursuant to subsection 2.1(a)(iv).

“Deposit Account” means a demand, time, savings, passbook or similar account maintained with a Person engaged in the business of banking, including a savings bank, savings and loan association, credit union or trust company.

“Deposit Account Instruction Agreement” means an agreement, which may be terminated upon reasonable notice to Collateral Agent, reasonably satisfactory in form and substance to Administrative Agent and Collateral Agent and executed by Company or a Subsidiary of Company and the financial institution at which a Government Reimbursement Deposit Account is maintained, pursuant to which such financial institution agrees that it will, on a daily basis (or such other periodic basis as may be reasonably acceptable to Collateral Agent), transfer, without further instruction from Company or any such Subsidiary, all funds that at such time are on deposit in such Government Reimbursement Deposit Account to a Deposit Account specified in such agreement, which Deposit Account is subject to a Control Agreement.

“Designated Restricted Cash” has the meaning assigned to such term in subsection 7.1(vi).

“Development Asset” means any Real Property Asset acquired for development into a Facility that, in accordance with GAAP, would be classified as a development property on a consolidated balance sheet of Company and its Subsidiaries.

“Dollars” and the sign “$” mean the lawful money of the United States of America.

“Domestic Subsidiary” means any Subsidiary of Company that is incorporated or organized under the laws of the United States of America, any state thereof or the District of Columbia.

“Drawing Date” has the meaning assigned to that term in subsection 3.3B.

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“Drawing Notice” has the meaning assigned to that term in subsection 3.3B.

“Effective Date” has the meaning set forth in subsection 4.1.

“Eligible Assignee” means (i) any Lender, any Affiliate of any Lender and any Approved Fund of any Lender; and (ii) (a) a commercial bank organized under the laws of the United States or any state thereof; (b) a savings and loan association or savings bank organized under the laws of the United States or any state thereof; (c) a commercial bank organized under the laws of any other country or a political subdivision thereof; provided that (1) such bank is acting through a branch or agency located in the United States or (2) such bank is organized under the laws of a country that is a member of the Organization for Economic Cooperation and Development or a political subdivision of such country; and (d) any other entity that is an “accredited investor” (as defined in Regulation D under the Securities Act) that extends credit or buys loans as one of its businesses including insurance companies, mutual funds and lease financing companies; provided that neither Company nor any Affiliate of Company shall be an Eligible Assignee.

“Employee Benefit Plan” means any “employee benefit plan” as defined in Section 3(3) of ERISA which is or was maintained or contributed to by Company, any of its Subsidiaries or any of their respective ERISA Affiliates.

“Environmental Claim” means any inquiry, investigation, notice, notice of violation, claim, action, suit, proceeding, demand, abatement order or other order or directive (conditional or otherwise), by any Government Authority or any other Person, arising (i) pursuant to or in connection with any actual or alleged violation of any Environmental Law, (ii) in connection with any actual or alleged exposure to Hazardous Materials or any actual or alleged Hazardous Materials Activity, or (iii) in connection with any actual or alleged damage, injury, threat or harm to health, safety, natural resources or the environment.

“Environmental Laws” means any and all current or future statutes, ordinances, orders, rules, regulations, binding guidance documents, judgments, Governmental Authorizations, or any other requirements of any Government Authority relating to (i) environmental matters, including those arising out of or relating to any Hazardous Materials Activity, or (ii) human safety and health, industrial hygiene or the protection of human, plant or animal health or welfare, in any manner applicable to Company or any of its Subsidiaries or any Facility.

“Equity Interests” means the capital stock of or other equity interests in a Person.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor thereto.

“ERISA Affiliate”, as applied to any Person, means (i) any corporation that is a member of a controlled group of corporations within the meaning of Section 414(b) of the Internal Revenue Code of which that Person is a member; (ii) any trade or business (whether or not incorporated) that is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Internal Revenue Code of which that Person is a

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member; and (iii) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Internal Revenue Code of which that Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above is a member. Any former ERISA Affiliate of a Person or any of its Subsidiaries shall continue to be considered an ERISA Affiliate of such Person or such Subsidiary within the meaning of this definition with respect to the period such entity was an ERISA Affiliate of such Person or such Subsidiary and with respect to liabilities arising after such period for which such Person or such Subsidiary could be liable under the Internal Revenue Code or ERISA.

“ERISA Event” means (i) a “reportable event” within the meaning of Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for 30-day notice to the PBGC has been waived by regulation); (ii) the failure of Company, any of its Subsidiaries or any of their respective ERISA Affiliates to meet the minimum funding standard of Section 412 of the Internal Revenue Code with respect to any Pension Plan (whether or not waived in accordance with Section 412(c) of the Internal Revenue Code) or the failure of Company, any of its Subsidiaries or any of their respective ERISA Affiliates to make any required contribution to a Multiemployer Plan; (iii) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Pension Plan; (iv) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such Pension Plan in a distress termination described in Section 4041(c) of ERISA; (v) the withdrawal by Company, any of its Subsidiaries or any of their respective ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any Pension Plan resulting in liability to Company, any of its Subsidiaries or any of their respective ERISA Affiliates pursuant to Section 4063 or 4064 of ERISA, respectively; (vi) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition which would constitute grounds for the termination of, or the appointment of a trustee to administer, any Pension Plan under Section 4042 of ERISA; (vii) the incurrence by Company, any of its Subsidiaries or any of their respective ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Pension Plan; (viii) the imposition of liability on Company, any of its Subsidiaries or any of their respective ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA, (ix) the withdrawal of Company, any of its Subsidiaries or any of their respective ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA, respectively) from any Multiemployer Plan if there is any direct or indirect liability to Company, any of its Subsidiaries or any of their respective ERISA Affiliates therefor, or the receipt by Company, any of its Subsidiaries or any of their respective ERISA Affiliates of notice from any Multiemployer Plan concerning the imposition of withdrawal liability or notice that such Multiemployer Plan is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA, respectively, or that any Multiemployer Plan is in “endangered” or “critical” status (within the meaning of Section 432 of the Code or Section 305 of ERISA), or that such Multiemployer Plan intends to terminate or has terminated under Section 4041A or 4042 of ERISA, if there is any liability to Company, any of its Subsidiaries or any of their respective ERISA Affiliates therefor; (x) receipt from the Internal Revenue Service of notice of the failure of any Pension Plan (or any other Employee Benefit Plan (other than a Multiemployer Plan) intended to be qualified under Section 401(a) of the Internal Revenue Code) to qualify under Section 401(a) of the Internal Revenue Code, or the failure of any trust forming part of any

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Pension Plan to qualify for exemption from taxation under Section 501(a) of the Internal Revenue Code; (xi) a determination that any Pension Plan is, or is expected to be, in “at risk” status (as defined in Section 430(i)(4) of the Code or Section 303(i)(4) of ERISA; or (xii) the imposition of a Lien on Company, any of its Subsidiaries or any of their respective ERISA Affiliates pursuant to ERISA with respect to any Pension Plan.

“Eurodollar Rate” means, for any Interest Rate Determination Date, with respect to any Eurodollar Rate Loan for any Interest Period, the rate per annum obtained by dividing (i) the rate per annum determined by Administrative Agent at approximately 11:00 a.m. (London time) on the date that is two Business Days prior to the beginning of such Interest Period by reference to the British Bankers’ Association Interest Settlement Rate for deposits in Dollars (as set forth by any service selected by Administrative Agent which has been nominated by the British Bankers’ Association as an authorized information vendor for the purpose of displaying such rates) for a period equal to such Interest Period; provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition the “Eurodollar Rate” shall be the interest rate per annum determined by Administrative Agent to be the average of the rates per annum at which deposits in Dollars are offered for such Interest Period to major banks in the London interbank market in London, England at approximately 11:00 a.m. (London time) on the date that is two Business Days prior to the beginning of such Interest Period by (ii) a percentage equal to 100% minus the stated maximum rate of all reserve requirements (including any marginal, emergency, supplemental, special or other reserves) applicable on such Interest Rate Determination Date to any member bank of the Federal Reserve System in respect of “Eurocurrency liabilities” as defined in Regulation D (or any successor category of liabilities under Regulation D); provided that if such rate per annum would be less than 1.50% at any time, such rate per annum shall be deemed to be 1.50% at such time. Each determination by Administrative Agent pursuant to this definition shall be conclusive absent manifest error.

“Eurodollar Rate Loans” means Loans bearing interest at rates determined by reference to the Eurodollar Rate as provided in subsection 2.2A.

“Event of Default” means each of the events set forth in Section 8.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

“Excluded Tax” means, in the case of a Lender or Administrative Agent, (i) Taxes that are measured by or imposed on overall gross receipts, net income or net profits (including franchise or other similar Taxes imposed in lieu thereof) (a) by the United States or any political subdivision thereof, (b) by any other Government Authority under the laws of which such Lender or Administrative Agent is organized or has its principal office or maintains its applicable lending office, or (c) by any jurisdiction solely as a result of a present or former connection between such Lender or Administrative Agent and such jurisdiction (other than any such connection arising solely from such Lender or Administrative Agent having executed, delivered or performed its obligations or received a payment under, or enforced, any of the Loan Documents), (ii) any branch profits Taxes imposed by the United States or any similar Tax imposed by any other jurisdiction in which such Lender or Administrative Agent is located and (iii) any transfer Taxes imposed as a result of an assignment or transfer of any interest under any Loan Document (other than an assignment that occurs as a result of a request by Company pursuant to subsection 2.9).

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“Existing Credit Agreement” means the Second Amended and Restated First Lien Credit Agreement, dated as of December 27, 2005, as amended by the First Amendment dated as of January 31, 2007 and the Second Amendment dated as of April 28, 2009, by and among Company, SHG Holding Solutions, Inc., the financial institutions party thereto as lenders, and CS, as administrative agent and collateral agent.

“Existing Mortgage” means each Mortgage executed in connection with the Existing Credit Agreement (or any predecessor credit agreement) encumbering an Existing Mortgaged Property to secure the Obligations.

“Existing Mortgaged Properties” means collectively the Real Property Assets listed in Schedule 1.1.

“FATCA” means Sections 1471 through 1474 of the Internal Revenue Code and any Treasury Regulations thereunder or official governmental interpretations thereof.

“Facilities” means any and all real property (including all buildings, fixtures or other improvements located thereon) now, hereafter or heretofore owned, leased, operated or used by Company or any of its Subsidiaries or any of their respective predecessors or Affiliates.

“Federal Funds Effective Rate” means, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Administrative Agent from three Federal funds brokers of recognized standing selected by Administrative Agent.

“Financial Plan” has the meaning assigned to that term in subsection 6.1(xi).

“First Priority” means, with respect to any Lien purported to be created in any Collateral pursuant to any Collateral Document, that (i) such Lien is perfected and has priority over any other Lien on such Collateral (other than Liens permitted pursuant to subsection 7.2A (excluding Liens described in clause (vi) thereof)) and (ii) such Lien is the only Lien (other than Liens permitted pursuant to subsection 7.2A) to which such Collateral is subject.

“Fiscal Quarter” means a fiscal quarter of any Fiscal Year.

“Fiscal Year” means the fiscal year of Company and its Subsidiaries ending on December 31 of each calendar year. For purposes of this Agreement, any particular Fiscal Year shall be designated by reference to the calendar year in which such Fiscal Year ends.

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“Flood Hazard Property” means an Existing Mortgaged Property or an Additional Mortgaged Property located in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards.

“Foreign Pledge Agreement” means each pledge agreement or similar instrument governed by the laws of a country other than the United States, executed in connection with the Existing Credit Agreement (or any predecessor credit agreement to secure the Obligations), or from time to time thereafter in accordance with subsection 6.8 by Company or any Domestic Subsidiary that owns Equity Interests of one or more Foreign Subsidiaries organized in such country, in form and substance reasonably satisfactory to Administrative Agent.

“Foreign Subsidiary” means any Subsidiary of Company that is not a Domestic Subsidiary.

“Fund” means any Person (other than a natural Person) that is (or will be) engaged primarily in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

“Funding and Payment Account” means the account specified in the payment instructions appearing below Administrative Agent’s signature herein or at the account designated as such in any other written notice delivered by Administrative Agent to Company and each Lender.

“Funding and Payment Office” means the office of Administrative Agent located at Eleven Madison Avenue, New York, New York 10010 or such other office of Administrative Agent as may from time to time hereafter be designated as such in a written notice delivered by Administrative Agent to Company and each Lender.

“Funding Date” means the date of funding of a Loan.

“GAAP” means, subject to the limitations on the application thereof set forth in subsection 1.2, generally accepted accounting principles set forth in opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, in each case as the same are applicable to the circumstances as of the date of determination.

“Governing Body” means the board of directors or other body having the power to direct or cause the direction of the management and policies of a Person that is a corporation, partnership, trust, limited liability company, association, Joint Venture or other business entity.

“Government Authority” means any political subdivision or department thereof, any other governmental or regulatory body, commission, central bank, board, bureau, organ or instrumentality or any court, in each case whether federal, state, local or foreign (including supra-national bodies such as the European Union or the European Central Bank).

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“Governmental Authorization” means any permit, license, registration, authorization, plan, directive, accreditation, consent, order or consent decree of or from, or notice to, any Government Authority.

“Government Reimbursement Deposit Account” means a Deposit Account into which proceeds of receivables from Government Reimbursement Programs are deposited.

“Government Reimbursement Program” means (i) the Medicare program established under the Title XVIII of the Federal Social Security Act, the Federal Employees Health Benefit Program under 5 U.S.C. §§ 8902 et seq., the TRICARE program established by the Department of Defense under 10 U.S.C. §§ 1071 et seq. or the Civilian Health and Medical Program of the Uniformed Services under 10 U.S.C. §§ 1079 and 1086, (ii) the Medicaid program of any state or the District of Columbia acting pursuant to a health plan adopted pursuant to title XIX of the Federal Social Security Act or (iii) any agent, administrator intermediary or carrier for any of the foregoing.

“Hazardous Materials” means (i) any chemical, material or substance at any time defined as or included in the definition of “hazardous substances”, “hazardous wastes”, “hazardous materials”, “extremely hazardous waste”, “acutely hazardous waste”, “radioactive waste”, “biohazardous waste”, “pollutant”, “toxic pollutant”, “contaminant”, “restricted hazardous waste”, “infectious waste”, “medical waste”, “toxic substances”, or any other term or expression intended to define, list or classify substances by reason of properties harmful to health, safety or the indoor or outdoor environment (including harmful properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, “TCLP toxicity” or “EP toxicity” or words of similar import under any applicable Environmental Laws); (ii) any oil, petroleum, petroleum fraction or petroleum derived substance; (iii) any flammable substances or explosives; (iv) any radioactive materials; (v) any asbestos-containing materials; (vi) urea formaldehyde foam insulation; (vii) electrical equipment which contains any oil or dielectric fluid containing polychlorinated biphenyls; (viii) pesticides; and (ix) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any Government Authority or which may or could pose a hazard to the health and safety of the owners, occupants or any Persons in the vicinity of any Facility or to the indoor or outdoor environment.

“Hazardous Materials Activity” means any past, current, proposed or threatened activity, event or occurrence involving any Hazardous Materials, including the use, manufacture, possession, storage, holding, presence, existence, location, Release, threatened Release, discharge, placement, generation, transportation, processing, treatment, abatement, removal, remediation, disposal, disposition or handling of any Hazardous Materials, and any corrective action or response action with respect to any of the foregoing.

“Healthcare Authorizations” means any and all Governmental Authorizations and permits, licenses, authorizations, certificates, certificates of need, accreditations and plans of third-party accreditation agencies (such as the Joint Commission on Accreditation of Healthcare Organizations) and Nongovernmental Payors (i) necessary to enable Company or any of its Subsidiaries to engage in the Healthcare Service Business, participate in and receive payment under Government Reimbursement Programs and plans of Nongovernmental Payors or otherwise

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continue to conduct its business as it is conducted on the Effective Date or (ii) required under any Law relating to any Government Reimbursement Program or Law applicable to HMOs, healthcare-related insurance companies, or Persons engaged in the Healthcare Service Business.

“Healthcare Regulations” means any and all current or future Laws relating to HMOs, healthcare service providers, Government Reimbursement Programs, Persons engaged in the Healthcare Service Business, healthcare-related insurance companies, or any other similar Person and any rule, regulation, directive, order or decision promulgated or issued pursuant thereto. Healthcare Regulations shall include the Food, Drug and Cosmetic Act (21 U.S.C. § 301 et seq.), the federal anti-kickback statute (42 U.S.C. § 1320a-7b), the False Claims Act (31 U.S.C. §§ 3729 et seq.), the Health Insurance Portability and Accountability Act of 1996 (Pub. L. No. 104-191, 110 Stat. 1936 (1996)) and the federal physician self-referral laws (42 U.S.C. § 1395nn).

“Healthcare Service Business” means a business, the majority of whose revenues are derived from providing or arranging to provide or administering, managing or monitoring healthcare services, long-term care or any business or activity that is reasonably similar thereto or a reasonable extension, development or expansion thereof or ancillary thereto.

“Hedge Agreement” means an Interest Rate Agreement or a Currency Agreement designed to hedge against fluctuations in interest rates or currency values, respectively.

“HMO” means any person doing business as a health maintenance organization (or required to qualify or be licensed as such) under applicable Healthcare Regulations.

“HUD Asset Pool Value” means, with respect to any HUD Financing, the aggregate Asset Value of all of the Facilities that are collateral for such HUD Financing.

“HUD Facility” means a Facility and the tangible personal property related thereto, including the fixtures, furnishings and equipment therein, Healthcare Authorizations related thereto and accounts receivable arising from the operations thereof, which is subject to HUD Financing.

“HUD Financing” means mortgage Indebtedness (i) guaranteed by the United States Department of Housing and Urban Development (such Indebtedness, a “Final HUD Financing”) or (ii) which is a bridge loan made in anticipation of incurring a Final HUD Financing (such Indebtedness, a “Bridge HUD Financing”), in each case incurred by a HUD Subsidiary or group of HUD Subsidiaries that is not guaranteed by (other than customary non-recourse guarantees) or otherwise recourse to, Company or any Subsidiary (or any of their respective assets) other than one or more HUD Subsidiaries and HUD Facilities. For purposes of subsection 7.3(xii), the amount of a Final HUD Financing that refinances a Bridge HUD Financing shall be the excess of principal amount, if any, of the Final HUD Financing over the principal amount of the Bridge HUD Financing.

“HUD Subsidiary” means a wholly-owned Subsidiary or group of Subsidiaries of Company substantially all the assets of which consist of a HUD Facility.

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“Indebtedness”, as applied to any Person, means (i) all indebtedness for borrowed money, (ii) that portion of obligations with respect to Capital Leases that is properly classified as a liability on a balance sheet in conformity with GAAP, (iii) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money, (iv) any obligation owed for all or any part of the deferred purchase price of property or services (excluding any such obligations incurred under ERISA), which purchase price is (a) due more than six months from the date of incurrence of the obligation in respect thereof or (b) evidenced by a note or similar written instrument, (v) Synthetic Lease Obligations, and (vi) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person. Obligations under Interest Rate Agreements and Currency Agreements constitute (1) in the case of Hedge Agreements, Contingent Obligations, and (2) in all other cases, Investments, and in neither case constitute Indebtedness.

“Indemnified Liabilities” has the meaning assigned to that term in subsection 10.3.

“Indemnified Tax” means any Tax other than an Excluded Tax.

“Indemnitee” has the meaning assigned to that term in subsection 10.3.

“Initial Yield” means with respect to Term Loans or Revolving Loan Commitments extended pursuant to subsection 2.1(A)(iii), the amount (as determined by Administrative Agent) equal to the sum of (a) the margin above the Eurodollar Rate on such Term Loans or the Revolving Loans to be made under such Revolving Loan Commitments, as applicable (including as margin the effect of any “LIBOR floor” applicable on the date of the calculation), and (b) the amount of any Up-Front Fees on such Term Loans or Revolving Loan Commitments, as applicable (including any fee or discount received by Lenders in connection with the initial extension thereof), divided by the lesser of (x) the Weighted Average Life to Maturity of such Term Loans or Revolving Loan Commitments, as applicable, and (y) four.

“Intellectual Property” means all patents, trademarks, tradenames, copyrights, technology, software, know-how and processes used in or necessary for the conduct of the business of Company and its Subsidiaries.

“Interest Payment Date” means (i) with respect to any Base Rate Loan, the last Business Day of each of March, June, September and December of each year, commencing with June 30, 2010, and (ii) with respect to any Eurodollar Rate Loan, the last day of each Interest Period applicable to such Loan; provided that in the case of any Eurodollar Rate Loan with an Interest Period of longer than three months “Interest Payment Date” shall also include each date that would have been an Interest Payment Date had successive Interest Periods of three months’ duration been applicable to such Eurodollar Rate Loan.

“Interest Period” has the meaning assigned to that term in subsection 2.2B.

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“Interest Rate Agreement” means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement or arrangement to which Company or any of its Subsidiaries is a party.

“Interest Rate Determination Date”, with respect to any Interest Period, means the second Business Day prior to the first day of such Interest Period.

“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter, and any successor statute.

“Investment” means (i) any direct or indirect purchase or other acquisition by Company or any of its Subsidiaries of, or of a beneficial interest in, any Securities of any other Person (including any Subsidiary of Company), (ii) any direct or indirect redemption, retirement, purchase or other acquisition for value, by any Subsidiary of Company from any Person other than Company or any of the Subsidiary Guarantors, of any equity Securities of such Subsidiary, (iii) any direct or indirect loan, advance (other than advances to employees for moving, entertainment and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by Company or any of its Subsidiaries to any other Person, including all indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business, or (iv) Interest Rate Agreements or Currency Agreements not constituting Hedge Agreements. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment (other than adjustments for the repayment of, or the refund of capital with respect to, the original amount of any such Investment).

“IP Collateral” means, collectively, the Intellectual Property that constitutes Collateral under the Security Agreement.

“IP Filing Office” means the United States Patent and Trademark Office, the United States Copyright Office or any successor or substitute office in which filings are necessary or, in the opinion of Administrative Agent, desirable in order to create or perfect Liens on any IP Collateral.

“Issuing Lender”, with respect to any Letter of Credit, means the Lender that agrees or is otherwise obligated to issue such Letter of Credit, determined as provided in subsection 3.1B(ii).

“Joint Venture” means a joint venture, partnership or other similar arrangement, whether in corporate, partnership or other legal form.

“Landlord Consent and Estoppel”, with respect to any Leasehold Property, means a letter, certificate or other instrument in writing from the lessor under the related lease, reasonably satisfactory in form and substance to Administrative Agent and Collateral Agent.

“Law” means any constitutional provision, statute or other law, code, ordinance, rule, regulation, Governmental Authorization or interpretation of any Governmental Authority or any decree, decision, notice, injunction, judgment, order, ruling, assessment or writ of any Governmental Authority.

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“Lead Arrangers” means Credit Suisse Securities (USA) LLC, Banc of America Securities LLC, Barclays Capital, the investment banking division of Barclays Bank PLC and J.P. Morgan Securities Inc., in their capacities as joint lead arrangers and joint bookrunners.

“Leasehold Property” means any leasehold interest of any Loan Party as lessee under any lease of real property.

“Lender” and “Lenders” means the Persons identified as “Lenders” and listed on the signature pages of the Amendment and Restatement Agreement, together with their successors and permitted assigns pursuant to subsection 10.1; provided that the term “Lenders”, when used in the context of a particular Commitment, shall mean Lenders having that Commitment.

“Letter of Credit” or “Letters of Credit” means Commercial Letters of Credit and Standby Letters of Credit issued or to be issued by Issuing Lenders for the account of Company or any Subsidiary of Company pursuant to subsection 3.1.

“Letter of Credit Usage” means, as at any date of determination, the sum of (i) the maximum aggregate amount which is or at any time thereafter may become available for drawing under all Letters of Credit then outstanding plus (ii) the aggregate amount of all drawings under Letters of Credit honored by Issuing Lenders and not theretofore reimbursed out of the proceeds of Revolving Loans pursuant to subsection 3.3B or otherwise reimbursed by Company.

“Lien” means any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any option, call, trust or other preferential arrangement having the practical effect of any of the foregoing.

“Loan” or “Loans” means one or more Term Loans and one or more of the Loans made by Lenders to Company pursuant to subsection 2.1A.

“Loan Documents” means this Agreement, the Amendment and Restatement Agreement, the Notes, the Letters of Credit (and any applications for or other documents or certificates executed by Company in favor of an Issuing Lender relating to, the Letters of Credit), the Subsidiary Guaranty, the Collateral Documents and all amendments, waivers and consents relating thereto.

“Loan Party” means each of Company and any of Company’s Subsidiaries from time to time executing a Loan Document, and “Loan Parties” means all such Persons, collectively.

“Margin Stock” has the meaning assigned to that term in Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

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“Material Adverse Effect” means (i) a material adverse effect upon the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company and its Subsidiaries taken as a whole or (ii) the impairment in any material respect of the ability of any Loan Party to perform, or of Administrative Agent, Collateral Agent or Lenders to enforce, the Obligations.

“Material Leasehold Property” means a Leasehold Property (i) with annual rent payable thereunder of $500,000 or more or (ii) with respect to which both the lessor and lessee are Loan Parties.

“Material Subsidiary” means (a) each Subsidiary of Company that (i) for the most recent Fiscal Year accounted for more than 3% of the Consolidated Revenues of Company and its Subsidiaries or (ii) as at the end of such Fiscal Year, was the owner of more than 3% of the consolidated assets of Company and its Subsidiaries or (b) any Subsidiaries of Company which, in the aggregate, (i) for the most recent Fiscal Year accounted for more than 5% of the Consolidated Revenues of Company and its Subsidiaries or (ii) as at the end of such Fiscal Year, were the owners of more than 5% of the consolidated assets of Company and its Subsidiaries.

“Measurement Period” means, as of any date, the four Fiscal Quarter period ending as of the last date of the most recent Fiscal Quarter for which financial statements have been, or were required to be, delivered pursuant to Section 6.1(ii) or Section 6.1(iii).

“Moody’s” means Moody’s Investor Services, Inc. or any successor thereto.

“Mortgage” means (i) a security instrument (whether designated as a deed of trust or a mortgage or by any similar title) executed and delivered by any Loan Party, substantially in the form of Exhibit XI annexed hereto or in such other form as may be approved by Administrative Agent in its reasonable discretion, in each case with such changes thereto as may be reasonably recommended by Administrative Agent’s local counsel based on local laws or customary local mortgage or deed of trust practices or (ii) at Administrative Agent’s option, in the case of an Additional Mortgaged Property, an amendment to an existing Mortgage, in form reasonably satisfactory to Administrative Agent, adding such Additional Mortgaged Property to the Real Property Assets encumbered by such existing Mortgage. “Mortgages” means all such instruments, including the Existing Mortgages and any Additional Mortgages, collectively.

“Multiemployer Plan” means any Employee Benefit Plan that is a “multiemployer plan” as defined in Section 3(37) of ERISA and is subject to Title IV of ERISA.

“Net Asset Sale Proceeds”, with respect to any Asset Sale, means Cash or Cash Equivalent payments (including any Cash or Cash Equivalent received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) received from such Asset Sale, net of any bona fide direct costs incurred in connection with such Asset Sale, including (i) income taxes reasonably estimated to be actually payable within two years of the date of such Asset Sale as a result of any gain recognized in connection with such Asset Sale and (ii) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than the Loans) that is (a) secured by a Lien on the stock or assets in question and that is required to be repaid under the

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terms thereof as a result of such Asset Sale and (b) actually paid at the time of receipt of such cash payment to a Person that is not an Affiliate of any Loan Party or an Affiliate of any Affiliate of a Loan Party.

“Net Indebtedness Proceeds” means Cash proceeds (net of all taxes and underwriting discounts, fees and commissions and other reasonable costs and expenses associated therewith, including reasonable legal fees and expenses) from the issuance or incurrence of Indebtedness by Company, any of its Subsidiaries or any HUD Subsidiaries.

“Net Insurance/Condemnation Proceeds” means any Cash payments or proceeds received by Company or any of its Domestic Subsidiaries (i) under any casualty insurance policy in respect of a covered loss thereunder or (ii) as a result of the taking of any assets of Company or any of its Subsidiaries by any Person pursuant to the power of eminent domain, condemnation or otherwise, or pursuant to a sale of any such assets to a purchaser with such power under threat of such a taking, in each case net of any bona fide direct costs incurred by Company or any of its Subsidiaries in connection with the adjustment or settlement of any claims of Company or such Subsidiary in respect thereof, including (x) income taxes reasonably estimated to be realized within two years of the date of such adjustment or settlement as a result of any gain recognized in connection therewith and (y) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than the Loans) that is (A) secured by a Lien on the assets in question and that is required to be repaid under the terms thereof as a result of such adjustment or settlement and (B) actually paid at the time of receipt of such cash payment to a Person that is not an Affiliate of any Loan Party or an Affiliate of any Affiliate of a Loan Party.

“Net Operating Income” means, with respect to any Facility, (a) the total revenue and other income from the operation of such Facility for the applicable Measurement Period, minus (b) all expenses and other proper charges incurred in connection with the operation and maintenance of such Facility during the applicable Measurement Period, including, without limitation, repairs, real estate and chattel taxes and bad debt expenses, but before payment or provision for debt service charges, income taxes and depreciation, amortization and other non-cash expenses, all as determined in accordance with GAAP, but excluding from the calculations in (a) and (b) any intercompany expenses and charges; provided that with respect to any Facility that has not been owned by the Loan Parties for a full Measurement Period, or that has not been in operation for a full Measurement Period, Net Operating Income shall be calculated on an annualized basis based on the full Fiscal Quarters during which such Facility has been owned or in operation.

“New Revolving Commitments” has the meaning assigned to that term in the recitals to this Agreement.

“New Term Loans” has the meaning assigned to that term in the recitals to this Agreement.

“Nongovernmental Payors” means third-party payors (other than the Government Reimbursement Programs) that reimburse providers for healthcare goods and services rendered in the Healthcare Service Business, such as private insurers and managed care organizations.

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“Non-Conforming Credit Extensions” has the meaning assigned to such term in subsection 2.1A(iii).

“Non-US Lender” means a Lender that is organized under the laws of any jurisdiction other than the United States or any state thereof or the District of Columbia.

“Notes” means one or more of the Term Notes or Revolving Notes or any combination thereof.

“Notice of Borrowing” means a notice substantially in the form of Exhibit I annexed hereto.

“Notice of Conversion/Continuation” means a notice substantially in the form of Exhibit II annexed hereto.

“Notice of Prepayment” means a notice substantially in the form of Exhibit VI annexed hereto.

“Obligations” means all obligations of every nature of each Loan Party from time to time owed to Administrative Agent, Collateral Agent, Lenders or any of them under the Loan Documents, whether for principal, interest, reimbursement of amounts drawn under Letters of Credit, fees, expenses, indemnification or otherwise.

“Officer” means the president, chief executive officer, a vice president, chief financial officer, treasurer, general partner (if an individual), managing member (if an individual) or other individual appointed by the Governing Body or the Organizational Documents of a corporation, partnership, trust or limited liability company to serve in a similar capacity to the foregoing (or, on the Effective Date, to execute Loan Documents and related documents).

“Officer’s Certificate”, as applied to any Person that is a corporation, partnership, trust or limited liability company, means a certificate executed on behalf of such Person by one or more Officers of such Person or one or more Officers of a general partner or a managing member if such general partner or managing member is a corporation, partnership, trust or limited liability company.

“Onex” means Onex Corporation, an Ontario corporation, and Onex Partners LP, a Delaware limited partnership.

“Operating Lease”, as applied to any Person, means any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) that is not a Capital Lease other than any such lease under which that Person is the lessor.

“Organizational Documents” means the documents (including Bylaws, if applicable) pursuant to which a Person that is a corporation, partnership, trust or limited liability company is organized.

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“Participant” means a purchaser of a participation in the rights and obligations under this Agreement pursuant to subsection 10.1C.

“Participant Register” has the meaning assigned to such term in subsection 2.1D.

“Patriot Act” means the Uniting And Strengthening America By Providing Appropriate Tools Required To Intercept And Obstruct Terrorism (USA Patriot Act) Act of 2001.

“PBGC” means the Pension Benefit Guaranty Corporation or any successor thereto.

“Pension Plan” means any Employee Benefit Plan, other than a Multiemployer Plan, that is subject to Section 412 of the Internal Revenue Code or Section 302 of ERISA.

“Perfection Certificate” means the Perfection Certificate substantially in the form of Exhibit XII to this Agreement.

“Permitted Acquisition” means collectively, the acquisition of all or any portion of the business and assets, or all of the Equity Interests, of any Person which acquisition is permitted pursuant to clause (vi) of subsection 7.3.

“Permitted Encumbrances” means the following types of Liens (excluding any such Lien imposed pursuant to Section 401(a)(29) or 412(n) of the Internal Revenue Code or by ERISA, any such Lien relating to or imposed in connection with any Environmental Claim, and any such Lien expressly prohibited by any applicable terms of any of the Collateral Documents):

(i) Liens for Taxes, assessments or governmental charges or claims the payment of which is not, at the time, required by subsection 6.3;

(ii) statutory Liens of landlords, Liens of collecting banks under the UCC on items in the course of collection, statutory Liens and rights of set-off of banks, statutory Liens of carriers, warehousemen, mechanics, repairmen, workmen and materialmen, and other Liens imposed by law, in each case incurred in the ordinary course of business (a) for amounts not yet overdue by more than thirty days or (b) for amounts that are being contested in good faith by appropriate proceedings, so long as (1) such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made for any such contested amounts, and (2) in the case of a Lien with respect to any portion of the Collateral, such contest proceedings conclusively operate to stay the sale of any portion of the Collateral on account of such Lien;

(iii) deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security, or to secure the performance of statutory obligations, bids, leases, government contracts, trade contracts, and other similar obligations (exclusive of obligations for the payment of borrowed money), so long as no foreclosure, sale or similar proceedings have been commenced with respect to any portion of the Collateral on account thereof;

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(iv) any attachment or judgment Lien not constituting an Event of Default under subsection 8.8;

(v) licenses (with respect to Intellectual Property and other property), leases or subleases granted to third parties in accordance with any applicable terms of the Collateral Documents and not interfering in any material respect with the ordinary conduct of the business of Company or any of its Subsidiaries or resulting in a material diminution in the value of any Collateral as security for the Obligations;

(vi) easements, rights-of-way, restrictions, encroachments, and other minor defects or irregularities in title, in each case which do not and will not interfere in any material respect with the ordinary conduct of the business of Company or any of its Subsidiaries or result in a material diminution in the value of any Collateral as security for the Obligations;

(vii) any (a) interest or title of a lessor or sublessor under any lease not prohibited by this Agreement, (b) Lien or restriction that the interest or title of such lessor or sublessor may be subject to, or (c) subordination of the interest of the lessee or sublessee under such lease to any Lien or restriction referred to in the preceding clause (b), so long as the holder of such Lien or restriction agrees to recognize the rights of such lessee or sublessee under such lease;

(viii) Liens arising from filing UCC financing statements relating solely to leases not prohibited by this Agreement;

(ix) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

(x) any zoning or similar law or right reserved to or vested in any governmental office or agency to control or regulate the use of any real property;

(xi) Liens granted pursuant to the Collateral Documents;

(xii) Liens securing obligations (other than obligations representing Indebtedness for borrowed money) under operating, reciprocal easement or similar agreements entered into in the ordinary course of business of Company and its Subsidiaries; and

(xiii) Liens acceptable to Administrative Agent disclosed as exceptions to coverage in the final title policies and endorsements issued to Administrative Agent with respect to the Existing Mortgaged Properties and any Additional Mortgaged Properties.

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“Permitted Holders” means Onex or any officer of any Loan Party or any of the Permitted Transferees of any of the foregoing Persons.

“Permitted Refinancing Indebtedness” means any modification, refinancing, refunding, renewal or extension of the Senior Subordinated Notes or any Permitted Refinancing Indebtedness thereof; provided that (a) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, renewed or extended except by an amount equal to unpaid accrued interest and premium thereon plus other reasonable amounts paid, and fees and expenses reasonably incurred, in connection with such modification, refinancing, refunding, renewal or extension, (b) such modification, refinancing, refunding, renewal or extension has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of (i) the Indebtedness being modified, refinanced, refunded, renewed or extended and (ii) the Term Loans, (c) such modification, refinancing, refunding, renewal or extension has a final maturity date equal to or later than (i) the final maturity date of the Indebtedness being modified, refinanced, refunded, renewed or extended and (ii) the date 180 days after the later of the Revolving Loan Commitment Termination Date and the Term Loan Maturity Date, and (d) (i) such modification, refinancing, refunding, renewal or extension is unsecured and subordinated in right of payment to the Obligations on terms at least as favorable to Lenders as those contained in the documentation governing the Indebtedness being modified, refinanced, refunded, renewed or extended, (ii) the terms and conditions (excluding as to interest rate and redemption premium) of any such modified, refinanced, refunded, renewed or extended Indebtedness, taken as a whole, are not materially less favorable to Loan Parties or Lenders than the terms and conditions of the Indebtedness being modified, refinanced, refunded, renewed or extended; provided that a certificate of an Officer delivered to Administrative Agent at least five Business Days prior to the incurrence of such Permitted Refinancing Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Permitted Refinancing Indebtedness or drafts of the documentation relating thereto, stating that Company has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless Administrative Agent notifies Company within such five Business Day period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees).

“Permitted Transferees” means, with respect to any Person, (i) any Affiliate of such Person, (ii) the heirs, executors, administrators, testamentary trustees, legatees or beneficiaries of any such Person or (iii) a trust, the beneficiaries of which, or a corporation or partnership, the stockholders, or general and limited partners, of which, or a limited liability company, the members of which, include only such Person or his or her spouse or lineal descendants, in each case to whom such Person has transferred the beneficial ownership of any Securities of Company.

“Person” means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, Joint Ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and Government Authorities.

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“Pledged Collateral” means, collectively, the “Pledged Collateral” as defined in the Security Agreement and any Foreign Pledge Agreement.

“Potential Event of Default” means a condition or event that, after notice or lapse of time or both, would constitute an Event of Default.

“Previous Lenders” has the meaning assigned to that term in the recitals to this Agreement.

“Pricing Certificate” means an Officer’s Certificate of Company certifying the Consolidated Leverage Ratio as at the last day of any Fiscal Quarter and setting forth the calculation of such Consolidated Leverage Ratio in reasonable detail.

“Prime Rate” means the rate that CS announces from time to time as its prime lending rate, as in effect from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. CS or any other Lender may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

“Proceedings” means any action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation or arbitration.

“Pro Forma Basis” means, with respect to compliance with any test or covenant hereunder, compliance with such test or covenant after giving effect to (a) the Transactions, (b) any proposed Permitted Acquisition, (c) any Asset Sale of a Subsidiary or operating entity for which historical financial statements for the relevant period are available and any related payment of Indebtedness, (d) any incurrence of Indebtedness or (e) any designation of a HUD Subsidiary in accordance with subsection 7.3(xii) (including pro forma adjustments arising out of events which are directly attributable to the proposed Permitted Acquisition, Asset Sale, incurrence of Indebtedness or designation of a HUD Subsidiary, are factually supportable and are expected to have a continuing impact, in each case as determined on a basis consistent with Article 11 of Regulation S-X of the Securities Act, as interpreted by the Staff of the Securities and Exchange Commission, and such other adjustments as are reasonably satisfactory to Administrative Agent, in each case as certified by the chief financial officer of Company) using, for purposes of determining such compliance, the historical financial statements of all entities or assets so acquired, sold or designated and the consolidated financial statements of Company or any of its Subsidiaries which shall be reformulated as if such Permitted Acquisitions, Asset Sale or designation of a HUD Subsidiary, and all other Permitted Acquisitions, Asset Sales or designations of HUD Subsidiaries that have been consummated during the period, and any Indebtedness or other liabilities to be incurred in connection therewith had been consummated and incurred at the beginning of such period.

“Pro Forma Compliance” means, at any date of determination, that Company shall be in pro forma compliance with any or all of the covenants set forth in subsections 7.6A and 7.6B, as applicable, as of (unless otherwise specifically stated herein) the last day of the most recently completed Fiscal Quarter (computed on the basis of (a) balance sheet amounts as of such date and (b) income statement amounts for the most recently completed period of four

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consecutive Fiscal Quarters for which financial statements shall have been delivered to Administrative Agent and calculated on a Pro Forma Basis in respect of the event giving rise to such determination). For purposes of the foregoing, if Pro Forma Compliance is required at any time prior to June 30, 2010, then the ratios required for the period ending on June 30, 2010 under subsections 7.6A and 7.6B shall be used for purposes of determining such Pro Forma Compliance.

“Pro Rata Share” means (i) with respect to all payments, computations and other matters relating to the Term Loan Commitment or the Term Loan of any Lender of any Class, the percentage obtained by dividing (x) the applicable Term Loan Exposure of that Lender by (y) the aggregate Term Loan Exposure of all Lenders of such Class, (ii) with respect to all payments, computations and other matters relating to the Revolving Loan Commitment or the Revolving Loans of any Lender of any Class or any Letters of Credit issued or participations therein deemed purchased by any Lender, the percentage obtained by dividing (x) the applicable Revolving Loan Exposure of that Lender by (y) the aggregate applicable Revolving Loan Exposure of all Lenders of such Class, and (iii) for all other purposes with respect to each Lender, the percentage obtained by dividing (x) the sum of the Term Loan Exposure of that Lender plus the Revolving Loan Exposure of that Lender by (y) the sum of the aggregate Term Loan Exposure of all Lenders plus the aggregate Revolving Loan Exposure of all Lenders, in any such case as the applicable percentage may be adjusted by assignments permitted pursuant to subsection 10.1.

“Real Property Asset” means, at any time of determination, any interest then owned by any Loan Party in any real property.

“Recorded Leasehold Interest” means a Leasehold Property with respect to which a Record Document (as hereinafter defined) has been recorded in all places necessary or desirable, in Administrative Agent’s reasonable judgment, to give constructive notice of such Leasehold Property to third-party purchasers and encumbrancers of the affected real property. For purposes of this definition, the term “Record Document” means, with respect to any Leasehold Property, (a) the lease evidencing such Leasehold Property or a memorandum thereof, or (b) if such Leasehold Property was acquired or subleased from the holder of a Recorded Leasehold Interest, the applicable assignment or sublease document, in each case in form sufficient to give such constructive notice upon recordation and otherwise in form reasonably satisfactory to Administrative Agent.

“Register” has the meaning assigned to that term in subsection 2.1D.

“Regulation D” means Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

“Reimbursement Date” has the meaning assigned to that term in subsection 3.3B.

“Release” means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Materials into the indoor or outdoor environment (including the abandonment or

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disposal of any barrels, containers, tanks or other closed receptacles containing any Hazardous Materials), including the movement or migration of any Hazardous Materials through the air, soil, surface water or groundwater.

“Remaining Asset Pool Value” means, at any time, the aggregate Asset Value of all of the Facilities and Development Assets with respect to which (a) the Loan Parties own the fee interest in the Real Property Assets where such Facilities are located and (b) such Real Property Assets are not collateral for a HUD Financing or any other Indebtedness that has a Lien prior to the Lien of the Collateral Agent on such Real Property Assets.

“Request for Issuance” means a request substantially in the form of Exhibit III annexed hereto.

“Requisite Class Lenders” means, at any time of determination (i) for the Class of Lenders having Revolving Loan Exposure, Lenders having or holding more than 50% of the aggregate Revolving Loan Exposure of all Lenders, provided that the Revolving Loan Exposure of any Defaulting Lender shall be disregarded in the determination of the Requisite Class Lenders at any time, and (ii) for the Class of Lenders having Term Loan Exposure, Lenders having or holding more than 50% of the aggregate Term Loan Exposure of all Lenders, provided that the Delayed Draw Term Loan Commitment of any Defaulting Lender shall be disregarded in the determination of the Requisite Class Lenders at any time.

“Requisite Lenders” means Lenders having or holding more than 50% of the sum of the aggregate Term Loan Exposure of all Lenders plus the aggregate Revolving Loan Exposure of all Lenders, provided that the Revolving Loan Exposure and the Delayed Draw Term Loan Commitment of any Defaulting Lender shall be disregarded in the determination of the Requisite Lenders at any time.

“Restricted Junior Payment” means (i) any dividend or other distribution, direct or indirect, on account of any Equity Interests of Company now or hereafter outstanding, except a dividend payable solely in shares of that class of Equity Interests to the holders of that class, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Equity Interests of Company now or hereafter outstanding, (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire Equity Interests of Company now or hereafter outstanding and (iv) any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance (including in-substance or legal defeasance), sinking fund or similar payment with respect to, any Subordinated Indebtedness.

“Revolving Lender” means a Lender that has a Revolving Loan Commitment and/or that has an outstanding Revolving Loan.

“Revolving Loan Commitment” means the commitment of a Lender to make Revolving Loans to Company pursuant to subsection 2.1A(ii), and “Revolving Loan Commitments” means such commitments of all Lenders in the aggregate.

“Revolving Loan Commitment Amount” means, at any date, the aggregate amount of the Revolving Loan Commitments of all Revolving Lenders.

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“Revolving Loan Commitment Termination Date” means April 9, 2015; provided that if any Senior Subordinated Notes remain outstanding on October 14, 2013, the Revolving Loan Commitment Termination Date shall be October 14, 2013.

“Revolving Loan Exposure”, with respect to any Revolving Lender, means, as of any date of determination (i) prior to the termination of the Revolving Loan Commitments, the amount of that Lender’s Revolving Loan Commitment, and (ii) after the termination of the Revolving Loan Commitments, the sum of (a) the aggregate outstanding principal amount of the Revolving Loans of that Lender plus (b) in the event that Lender is an Issuing Lender, the aggregate Letter of Credit Usage in respect of all Letters of Credit issued by that Lender (in each case net of any participations purchased by other Lenders in such Letters of Credit or in any unreimbursed drawings thereunder) plus (c) the aggregate amount of all participations purchased by that Lender in any outstanding Letters of Credit or any unreimbursed drawings under any Letters of Credit.

“Revolving Loans” means the Loans made by Lenders to Company pursuant to subsection 2.1A(ii).

“Revolving Notes” means any promissory notes of Company issued pursuant to subsection 2.1E to evidence the Revolving Loans of any Lenders, substantially in the form of Exhibit V annexed hereto.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

“Secured Obligations” has the meaning assigned to that term in the Security Agreement.

“Securities” means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated, certificated or uncertificated, or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

“Securities Account” means an account to which a financial asset is or may be credited in accordance with an agreement under which the Person maintaining the account undertakes to treat the Person for whom the account is maintained as entitled to exercise the rights that comprise the financial asset.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and any successor statute.

“Security Agreement” means the Amended and Restated First Lien Security Agreement, dated as of June 15, 2005, by and among Company, the Subsidiaries party thereto and Collateral Agent, as such agreement may have been amended or may be amended from time to time hereafter.

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“Senior Subordinated Note Indenture” means the Indenture, dated as of December 27, 2005, by and among SHG Acquisition Corp., Wells Fargo Bank, N.A. and certain Subsidiaries of Company, as such Indenture may have been amended or may be amended from time to time hereafter to the extent permitted under subsection 7.11A.

“Senior Subordinated Notes” means the Senior Subordinated Notes of Company issued pursuant to the Senior Subordinated Note Indenture.

“Solvent”, with respect to any Person, means that as of the date of determination both (i)(a) the then fair saleable value of the property of such Person is (1) greater than the total amount of liabilities (including contingent liabilities) of such Person and (2) not less than the amount that will be required to pay the probable liabilities on such Person’s then existing debts as they become absolute and due considering all financing alternatives and potential asset sales reasonably available to such Person; (b) such Person’s capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (c) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due; and (ii) such Person is “solvent” within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Standby Letter of Credit” means any letter of credit or similar instrument other than a Commercial Letter of Credit.

“Subject Lender” has the meaning assigned to that term in Section 2.9.

“Subordinated Indebtedness” means any Indebtedness of Company incurred from time to time and subordinated in right of payment to the Obligations.

“Subsidiary”, with respect to any Person, means any corporation, partnership, trust, limited liability company, association, Joint Venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the members of the Governing Body is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; provided that HUD Subsidiaries shall not be considered Subsidiaries of Company or its Subsidiaries.

“Subsidiary Guarantor” means any Subsidiary of Company that is a party to the Subsidiary Guaranty on the Effective Date or that executes and delivers a counterpart of the Subsidiary Guaranty from time to time thereafter pursuant to subsection 6.8.

“Subsidiary Guaranty” means the Amended and Restated First Lien Subsidiary Guaranty, dated as of June 15, 2005, entered into by the Subsidiaries party thereto for the benefit of the Collateral Agent and the Beneficiaries, and to be executed and delivered by additional Subsidiaries of Company from time to time in accordance with subsection 6.8.

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“Supplemental Collateral Agent” has the meaning assigned to that term in subsection 9.1B.

“Swap Counterparty” means a Lender, Administrative Agent or Collateral Agent or an Affiliate of a Lender, Administrative Agent or Collateral Agent that has entered into a Hedge Agreement with Company or one of its Subsidiaries.

“Synthetic Lease Obligation” means the monetary obligation of a Person under (i) a so-called synthetic, off-balance sheet or tax retention lease, or (ii) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

“Tax” or “Taxes” means any present or future tax, levy, impost, duty, charge, fee, deduction or withholding of any nature and whatever called, by whomsoever, on whomsoever and wherever imposed, levied, collected, withheld or assessed, including interest, penalties, additions to tax and any similar liabilities with respect thereto.

“Term Loan Commitment” means the commitment of a Lender to make a Term Loan (including a Delayed Draw Term Loan) to Company pursuant to this Agreement, if any.

“Term Loan Exposure”, with respect to any Lender, means, as of any date of determination, the outstanding principal amount of the Term Loans and Term Loan Commitments of that Lender.

“Term Loan Maturity Date” means April 9, 2016; provided that if any Senior Subordinated Notes remain outstanding on October 14, 2013, the Term Loan Maturity Date shall be deemed to be October 14, 2013.

“Term Loans” means the Loans made by Lenders to Company referenced in subsection 2.1A (including Delayed Draw Term Loans).

“Term Notes” means any promissory notes of Company issued pursuant to subsection 2.1E to evidence the Term Loans of any Lenders, substantially in the form of Exhibit IV annexed hereto.

“Title Company” means one or more title insurance companies reasonably satisfactory to Administrative Agent.

“Total Credit Agreement Indebtedness” means the sum of the aggregate Term Loan Exposure of all Lenders plus the aggregate Revolving Loan Exposure of all Lenders.

“Total Utilization of Revolving Loan Commitments” means, as at any date of determination, the sum of (i) the aggregate principal amount of all outstanding Revolving Loans plus (ii) the Letter of Credit Usage.

“Transactions” has the meaning assigned to that term in the recitals to this Agreement.

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“Transaction Costs” means the actual non-recurring fees, costs and expenses paid by Company in connection with the Transactions.

“Treasury Regulations” means the United States Treasury regulations promulgated under the Internal Revenue Code.

“UCC” means the Uniform Commercial Code as in effect in any applicable jurisdiction.

“Unasserted Obligations” means, at any time, Obligations for Taxes, costs, indemnifications, reimbursements, damages and other liabilities (except for (i) the principal of and interest on, and fees relating to, any Indebtedness and (ii) contingent reimbursement obligations in respect of amounts that may be drawn under Letters of Credit) in respect of which no claim or demand for payment has been made (or, in the case of Obligations for indemnification, no notice for indemnification has been issued by the Indemnitee) at such time.

“Up-Front Fees” means the amount of any fees or discounts received by Lenders in connection with the making of loans or extensions of credit, expressed as a percentage of such loan or extension of credit.

“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment by (ii) the then outstanding principal amount of such Indebtedness.

1.2	Accounting Terms; Utilization of GAAP for Purposes of Calculations Under Agreement.

Except as otherwise expressly provided in this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP. Financial statements and other information required to be delivered by Company to Lenders pursuant to clauses (ii), (iii), and (xi) of subsection 6.1 shall be prepared in accordance with GAAP as in effect at the time of such preparation (and delivered together with the reconciliation statements provided for in subsection 6.1(v), if applicable). Calculations in connection with the definitions, covenants and other provisions of this Agreement shall utilize GAAP as in effect on the date of determination, applied in a manner consistent with that used in preparing the financial statements referred to in subsection 5.3. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and Company, Administrative Agent or Requisite Lenders shall so request, Administrative Agent, Lenders and Company shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of Requisite Lenders), provided that, until so amended, such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and Company shall provide to Administrative Agent reconciliation statements provided for in subsection 6.1(v).

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1.3	Other Definitional Provisions and Rules of Construction.

A. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference.

B. References to “Sections” and “subsections” shall be to Sections and subsections, respectively, of this Agreement unless otherwise specifically provided. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

C. The use in any of the Loan Documents of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.

D. Unless otherwise expressly provided herein, references to Organizational Documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, in each case which are not prohibited by this Agreement.

Section 2. AMOUNTS AND TERMS OF COMMITMENTS AND LOANS

2.1	Commitments; Making of Loans; the Register; Optional Notes.

A. Commitments.

(i) Term Loans. The New Term Loans advanced under the Existing Credit Agreement pursuant to the Amendment and Restatement Agreement shall remain outstanding immediately following the Effective Date and shall be deemed the “Term Loans” hereunder at such time. The original aggregate principal amount of Term Loans is $330,000,000. The amount of each Lender’s Term Loan Exposure is set forth in the Register; provided that the amount of the Term Loan Exposure of each Lender shall be adjusted to give effect to any assignment of Term Loans pursuant to subsection 10.1B, any making of Delayed Draw Term Loans and any making of Term Loans contemplated by subsection 2.1A(iii). Term Loans repaid or prepaid may not be reborrowed.

(ii) Revolving Loans. The New Revolving Commitments assumed under the Existing Credit Agreement pursuant to the Amendment and Restatement Agreement shall remain outstanding immediately following the Effective Date and shall be deemed the “Revolving Commitments” hereunder at such time. Each Revolving Lender severally and not jointly agrees, subject to the limitations set forth below with respect to the maximum amount of Revolving Loans permitted to be outstanding from time to time, to

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lend to Company Revolving Loans from time to time during the period from the Effective Date to but excluding the Revolving Loan Commitment Termination Date, an aggregate amount not exceeding its Pro Rata Share of the aggregate amount of the Revolving Loan Commitments. Proceeds of the Revolving Loans will be used for the purposes identified in subsection 2.5B. The original amount of each Revolving Lender’s Revolving Loan Commitment (after giving effect to this Agreement) is set forth opposite its name on Schedule 2.1 annexed hereto and the original Revolving Loan Commitment Amount is $100,000,000; provided that the amount of the Revolving Loan Commitment of each Revolving Lender shall be adjusted to give effect to any assignment of such Revolving Loan Commitment pursuant to subsection 10.1B and shall be reduced from time to time by the amount of any reductions thereto made pursuant to subsection 2.4 and shall be increased from time to time by the amount of any increases thereto made pursuant to subsection 2.1A(iii). Each Revolving Lender’s Revolving Loan Commitment shall expire on the Revolving Loan Commitment Termination Date and all Revolving Loans and all other amounts owed hereunder with respect to the Revolving Loans and the Revolving Loan Commitments shall be paid in full no later than that date. Amounts borrowed under this subsection 2.1A(ii) may be repaid and reborrowed to but excluding the Revolving Loan Commitment Termination Date.

Anything contained in this Agreement to the contrary notwithstanding, the Revolving Loans and the Revolving Loan Commitments shall be subject to the limitation that in no event shall the Total Utilization of Revolving Loan Commitments at any time exceed the Revolving Loan Commitment Amount then in effect.

(iii) Increases of the Commitments. Company may, not more than five times on or after the Effective Date, increase, in a minimum amount of at least $10,000,000, at Company’s request, the then effective aggregate principal amount of the Revolving Loan Commitments and/or Term Loan Commitments; provided that (1) the aggregate principal amount of the increases in the Revolving Loan Commitments and/or Term Loan Commitments pursuant to this subsection 2.1A(iii) shall not exceed $150,000,000, (2) such increases shall be for the purpose of funding Permitted Acquisitions or for general corporate purposes, (3) Company shall execute and deliver such documents and instruments and take such other actions as may be reasonably requested by Administrative Agent in connection with such increases and at the time of any such proposed increase, including the execution and delivery of any requested Mortgage amendments, (4) no Potential Event of Default or Event of Default shall have occurred and be continuing or would occur after giving effect to such increase, (5) Company and its Subsidiaries shall be in Pro Forma Compliance with each of the financial covenants specified in subsection 7.6; (6) (i) the Term Loans made under this subsection 2.1A(iii) shall have a maturity date no earlier than the Term Loan Maturity Date, and shall have a Weighted Average Life to Maturity no shorter than the Term Loans referenced under subsection 2.1A(i), and (ii) the Revolving Loan Commitments provided under this subsection 2.1A(iii) shall expire on the same date as the existing Revolving Loan Commitments under subsection 2.1A(ii); (7) if the Initial Yield applicable to the Term Loans or Revolving Loan Commitments extended pursuant to this subsection 2.1A(iii) exceeds by more than 50 basis points the sum of the Applicable Margin (as adjusted to give effect to any “LIBOR floor” applicable on the date of the calculation) then in effect

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for Eurodollar Rate Term Loans or Eurodollar Rate Revolving Loans, as the case may be, plus one fourth of the Up-Front Fees paid in respect of the Term Loans or the Revolving Loan Commitments, as the case may be, incurred pursuant to subsections 2.1(A)(i) and 2.1(A)(ii) hereunder, then the Applicable Margin of the Term Loans or Revolving Loans, as applicable, shall increase by the amount necessary to reduce such difference to 50 basis points; (8) all other terms and conditions with respect to the Revolving Loan Commitments and/or Term Loans provided pursuant to this subsection 2.1A(iii) shall be satisfactory to Administrative Agent; (9) the Revolving Loan Commitments (and related Revolving Loans) and Term Loans provided pursuant to this subsection 2.1A(iii) shall be permitted indebtedness under the Senior Subordinated Note Indenture or any Permitted Refinancing Indebtedness, as applicable, and shall constitute “Senior Indebtedness” (as defined in the Senior Subordinated Note Indenture or the definitive documents governing any Permitted Refinancing Indebtedness) for purposes of the Senior Subordinated Note Indenture or such Permitted Refinancing Indebtedness; and (10) Company and its Subsidiaries would have a Consolidated Secured Leverage Ratio of less than 3.25:1.00 on a Pro Forma Basis for such increase. Any request under this subsection 2.1A(iii) shall be submitted by Company to Administrative Agent (which shall promptly forward copies to Lenders). Company may also, but is not required to, specify any fees offered to those Lenders (the “Increasing Lenders”) which agree to increase the principal amount of their Revolving Loan Commitments and/or Term Loan Commitments, which fees may be variable based upon the amount by which any such Lender is willing to increase the principal amount of its Revolving Loan Commitment and/or Term Loan Commitment, as applicable. No Lender shall have any obligation, express or implied, to offer to increase the aggregate principal amount of its Revolving Loan Commitment and/or Term Loan Commitment. Only the consent of each Increasing Lender shall be required for an increase in the aggregate principal amount of the Revolving Loan Commitments and/or Term Loan Commitments, as applicable, pursuant to this subsection 2.1A(iii). No Lender which declines to increase the principal amount of its Revolving Loan Commitment and/or Term Loan Commitment may be replaced in respect to its existing Revolving Loan Commitment and/or Term Loan Commitment, as applicable, as a result thereof without such Lender’s consent.

Each Increasing Lender shall as soon as practicable specify the amount of the proposed increase that it is willing to assume. Company may accept some or all of the offered amounts or designate new lenders that qualify as Eligible Assignees and that are reasonably acceptable to Administrative Agent as additional Lenders hereunder in accordance with this subsection 2.1A(iii) (each such new lender being a “New Lender”), which New Lenders may assume all or a portion of the increase in the aggregate principal amount of the applicable Revolving Loan Commitments and/or Term Loan Commitments. Company and Administrative Agent shall have discretion jointly to adjust the allocation of the increased aggregate principal amount of the Revolving Loan Commitments and/or Term Loan Commitments among Increasing Lenders and New Lenders.

Subject to the foregoing, any increase requested by Company shall be effective upon delivery to Administrative Agent of each of the following documents: (i) an originally executed copy of an instrument of joinder signed by a duly authorized officer of each

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New Lender, in form and substance reasonably acceptable to Administrative Agent; (ii) a notice to the Increasing Lenders and New Lenders, in form and substance reasonably acceptable to Administrative Agent, signed by a duly authorized officer of Company; (iii) an Officer’s Certificate of Company, in form and substance reasonably acceptable to Administrative Agent; (iv) to the extent requested by any New Lender or Increasing Lender, executed Revolving Notes or Term Notes, as applicable, issued by Company in accordance with subsection 2.1E hereof; and (v) any other certificates or documents that Administrative Agent shall reasonably request, in form and substance reasonably satisfactory to Administrative Agent. Any such increase shall be in a principal amount equal to (A) the principal amount that Increasing Lenders are willing to assume as increases to the principal amount of their Revolving Loan Commitments and/or Term Loan Commitments, as applicable plus (B) the principal amount offered by New Lenders with respect to the Revolving Loan Commitments and/or Term Loan Commitments, in either case as adjusted by Company and Administrative Agent pursuant to this subsection 2.1A(iii). Upon effectiveness of any such increase, the Commitments and Pro Rata Share of each Lender will be adjusted to give effect to the increase in the Revolving Loan Commitments and/or Term Loan Commitments, as applicable.

If any new Term Loans or Revolving Loan Commitments incurred pursuant to this subsection 2.1A(iii) are to have terms that are different from the Term Loans or Revolving Loan Commitments, as applicable, outstanding immediately prior to such incurrence (any such new Term Loans or Revolving Loan Commitments, “Non-Conforming Credit Extensions”), all such terms shall be as set forth in a separate assumption agreement among Company, the Lenders providing such new Term Loans or Revolving Commitments and Administrative Agent, the execution and delivery of which agreement shall be a condition to the effectiveness of the Non-Conforming Credit Extensions. The scheduled principal payments on the Term Loans to be made pursuant to subsection 2.4A shall be ratably increased after the making of any new Term Loans (other than Term Loans that are Non-Conforming Credit Extensions) under this subsection 2.1A(iii) by the aggregate principal amount of such new Term Loans. After the incurrence of any Non-Conforming Credit Extensions that are Term Loans, (x) all optional prepayments of Term Loans may be allocated between the then-outstanding Term Loans and such Non-Conforming Credit Extensions as Company may elect and (y) all mandatory prepayments of Term Loans shall be allocated ratably between the then-outstanding Term Loans and the then-outstanding Non-Conforming Credit Extensions. If Company incurs new Revolving Loan Commitments under this subsection 2.1A(iii), regardless of whether such Revolving Loan Commitments are Non-Conforming Credit Extensions, Company shall, after such time, incur and repay Revolving Loans ratably as between the new Revolving Loan Commitments and the Revolving Loan Commitments outstanding immediately prior to such incurrence. Notwithstanding anything to the contrary in subsection 10.6, Administrative Agent is expressly permitted to amend the Loan Documents to the extent necessary to give effect to any increases pursuant to this subsection 2.1A(iii) and mechanical changes necessary or advisable in connection therewith (including amendments to implement the requirements in the preceding two sentences, amendments to ensure pro rata allocations of Eurodollar Rate Loans and Base Rate Loans between Loans incurred pursuant to this subsection 2.1A(iii) and Loans outstanding immediately prior to any such incurrence and amendments to implement

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ratable participation in Letters of Credit between the Non-Conforming Credit Extensions consisting of Revolving Loan Commitments and the Revolving Loan Commitments outstanding immediately prior to any such incurrence).

(iv) Delayed Draw Term Loans. Subject to the terms and conditions and relying upon the representations and warranties set forth herein, each Lender having a Delayed Draw Term Loan Commitment agrees, severally and not jointly, to make Delayed Draw Term Loans to Company on one and only one occasion during the period commencing on the first Business Day after the Effective Date and ending on the Delayed Draw Commitment Termination Date, in an aggregate principal amount not to exceed its Delayed Draw Term Loan Commitment. Amounts paid or prepaid in respect of Delayed Draw Term Loans may not be reborrowed. The Delayed Draw Term Loan Commitments shall be terminated upon the earlier of (A) the Delayed Draw Commitment Termination Date and (B) the initial incurrence by Company of Delayed Draw Term Loans (regardless of the aggregate principal amount of such incurrence). Except as expressly set forth in this Agreement, the Delayed Draw Term Loans shall have the same terms as the Term Loans referred to in subsection 2.1A(i).

B. Borrowing Mechanics. Loans made as Base Rate Loans on any Funding Date (other than Revolving Loans made pursuant to subsection 3.3B) shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $500,000 in excess of that amount. Loans made on any Funding Date as Eurodollar Rate Loans with a particular Interest Period shall be in an aggregate minimum amount of $2,000,000 and integral multiples of $500,000 in excess of that amount. Whenever Company desires that Lenders make Loans it shall deliver to Administrative Agent a duly executed Notice of Borrowing no later than 1:00 P.M. (New York City time) at least three Business Days in advance of the proposed Funding Date (in the case of a Eurodollar Rate Loan) or no later than 1:00 P.M. (New York City time) on the proposed Funding Date (in the case of a Base Rate Loan). Term Loans and Revolving Loans may be continued as or converted into Base Rate Loans and Eurodollar Rate Loans in the manner provided in subsection 2.2D. In lieu of delivering a Notice of Borrowing, Company may give Administrative Agent telephonic notice by the required time of any proposed borrowing under this subsection 2.1B; provided that such notice shall be promptly confirmed in writing by delivery of a duly executed Notice of Borrowing to Administrative Agent on or before the applicable Funding Date.

Neither Administrative Agent nor any Lender shall incur any liability to Company in acting upon any telephonic notice referred to above that Administrative Agent believes in good faith to have been given by an Officer or other person authorized to borrow on behalf of Company or for otherwise acting in good faith under this subsection 2.1B or under subsection 2.2D, and upon funding of Loans by Lenders, and upon conversion or continuation of the applicable basis for determining the interest rate with respect to any Loans pursuant to subsection 2.2D, in each case in accordance with this Agreement, pursuant to any such telephonic notice Company shall have effected Loans or a conversion or continuation, as the case may be, hereunder.

Company shall notify Administrative Agent prior to the funding of any Loans in the event that any of the matters to which Company is required to certify in the applicable Notice

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of Borrowing is no longer true and correct as of the applicable Funding Date, and the acceptance by Company of the proceeds of any Loans shall constitute a re-certification by Company, as of the applicable Funding Date, as to the matters to which Company is required to certify in the applicable Notice of Borrowing.

Except as otherwise provided in subsections 2.6B, 2.6C and 2.6G, a Notice of Borrowing for a Eurodollar Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable and Company shall be bound to make a borrowing in accordance therewith.

C. Disbursement of Funds. All Term Loans and Revolving Loans under this Agreement and the Amendment and Restatement Agreement shall be made by Lenders simultaneously and proportionately to their respective Pro Rata Shares, it being understood that (i) the failure of any Lender to make its Pro Rata Share of any Loan shall not relieve any other Lender of its obligations hereunder and (ii) neither Administrative Agent nor any Lender shall be responsible for any default by any other Lender in that other Lender’s obligation to make a Loan requested hereunder nor shall the amount of the Commitment of any Lender to make the particular type of Loan requested or Pro Rata Share of any Lender be increased or decreased as a result of a default by any other Lender in that other Lender’s obligation to make a Loan requested hereunder.

Promptly after receipt by Administrative Agent of a Notice of Borrowing pursuant to subsection 2.1B (or telephonic notice in lieu thereof), Administrative Agent shall notify each Lender for that type of Loan of the proposed borrowing. Each such Lender shall make the amount of its Loan available to Administrative Agent at the Funding and Payment Office not later than 1:00 p.m. (New York City time) on the applicable Funding Date in same day funds in Dollars, at the Funding and Payment Office. Except as provided in subsection 3.3B with respect to Revolving Loans used to reimburse any Issuing Lender for the amount of a drawing under a Letter of Credit issued by it, upon satisfaction or waiver of the conditions precedent specified in subsections 4.1 (in the case of Loans made on the Effective Date) and 4.2 (in the case of all Loans), Administrative Agent shall make the proceeds of such Loans available to Company on the applicable Funding Date by causing an amount of same day funds in Dollars equal to the proceeds of all such Loans received by Administrative Agent from Lenders to be credited to the account designated by Company in the applicable Notice of Borrowing.

Unless Administrative Agent shall have been notified by any Lender prior to a Funding Date for any Loans that such Lender does not intend to make available to Administrative Agent the amount of such Lender’s Loan requested on such Funding Date, Administrative Agent may assume that such Lender has made such amount available to Administrative Agent on such Funding Date and Administrative Agent may, in its sole discretion, but shall not be obligated to, make available to Company a corresponding amount on such Funding Date. If such corresponding amount is not in fact made available to Administrative Agent by such Lender, Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from such Funding Date until the date such amount is paid to Administrative Agent, at the customary rate set by Administrative Agent for the correction of errors among banks for three Business Days and thereafter at the Base Rate. If such Lender does not pay such corresponding amount forthwith upon Administrative Agent’s demand therefor, Administrative Agent shall

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promptly notify Company and Company shall immediately pay such corresponding amount to Administrative Agent together with interest thereon, for each day from such Funding Date until the date such amount is paid to Administrative Agent, at the rate payable under this Agreement for Base Rate Loans. Nothing in this subsection 2.1C shall be deemed to relieve any Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that Company may have against any Lender as a result of any default by such Lender hereunder.

D. The Register. Administrative Agent, acting for these purposes solely as an agent of Company (it being acknowledged that Administrative Agent, in such capacity, and its officers, directors, employees, agent and affiliates shall constitute Indemnitees under subsection 10.3), shall maintain (and make available for inspection by Company and Lenders upon reasonable prior notice at reasonable times) at its address referred to in subsection 10.8 a register for the recordation of, and shall record, the names and addresses of Lenders and the respective amounts of the Term Loan Commitment, Revolving Loan Commitment, Term Loans and Revolving Loans of each Lender from time to time (the “Register”). Company, Administrative Agent, Collateral Agent and Lenders shall, absent manifest error, deem and treat the Persons listed as Lenders in the Register as the holders and owners of the corresponding Commitments and Loans listed therein for all purposes hereof; all amounts owed with respect to any Commitment or Loan shall be owed to the Lender listed in the Register as the owner thereof, and any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is listed in the Register as a Lender shall be conclusive and binding on any subsequent holder, assignee or transferee of the corresponding Commitments or Loans. Each Lender shall record on its internal records the amount of its Loans and Commitments and each payment in respect hereof, and any such recordation shall be conclusive and binding on Company, absent manifest error, subject to the entries in the Register, which shall, absent manifest error, govern in the event of any inconsistency with any Lender’s records. Failure to make any recordation in the Register or in any Lender’s records, or any error in such recordation, shall not affect any Loans or Commitments or any Obligations in respect of any Loans. Each Lender that sells a participation, or grants an option to an SPC, shall, acting solely for this purpose as an agent of Company, maintain a register on which it enters the name and address of each participant and each SPC, and the principal amounts (and stated interest) of each participant’s interest in the Loans or other obligations under this Agreement and of the interest underlying each option granted to an SPC (the “Participant Register”). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation or such SPC option grant for all purposes of this Agreement notwithstanding any notice to the contrary.

E. Optional Notes. If so requested by any Lender by written notice to Company (with a copy to Administrative Agent) at least two Business Days prior to the Effective Date or at any time thereafter, Company shall execute and deliver to such Lender (and/or, if applicable and if so specified in such notice, to any Person who is an assignee of such Lender pursuant to subsection 10.1) on the Effective Date (or, if such notice is delivered after the Effective Date, promptly after Company’s receipt of such notice) a promissory note or promissory notes to evidence such Lender’s Term Loan or Revolving Loans, substantially in the form of Exhibit IV or Exhibit V annexed hereto, respectively, with appropriate insertions.

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2.2	Interest on the Loans.

A. Rate of Interest. Subject to the provisions of subsections 2.6 and 2.7, each Term Loan and each Revolving Loan shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by acceleration or otherwise) at a rate determined by reference to the Base Rate or the Eurodollar Rate. The applicable basis for determining the rate of interest with respect to any Term Loan or any Revolving Loan shall be selected by Company initially at the time a Notice of Borrowing is given with respect to such Loan pursuant to subsection 2.1B, and the basis for determining the interest rate with respect to any Term Loan or any Revolving Loan may be changed from time to time pursuant to subsection 2.2D. If on any day a Term Loan or Revolving Loan is outstanding with respect to which notice has not been delivered to Administrative Agent in accordance with the terms of this Agreement specifying the applicable basis for determining the rate of interest, then for that day that Loan shall bear interest determined by reference to the Base Rate. Notwithstanding anything herein to the contrary, the Eurodollar Rate for each initial Interest Period for Delayed Draw Term Loans that are Eurodollar Rate Loans shall be equal to the Eurodollar Rate in respect of the corresponding Interest Periods to which such Delayed Draw Term Loans are allocated as contemplated by subsection 2.2B(x). Subject to the provisions of subsections 2.2E, 2.2G and 2.7, the Term Loans and the Revolving Loans shall bear interest through maturity as follows:

(a) if a Base Rate Loan, then at the sum of the Base Rate plus the Applicable Margin for Base Rate Loans; or

(b) if a Eurodollar Rate Loan, then at the sum of the Eurodollar Rate plus the Applicable Margin for Eurodollar Rate Loans.

B. Interest Periods. In connection with each Eurodollar Rate Loan, Company may, pursuant to the applicable Notice of Borrowing or Notice of Conversion/Continuation, as the case may be, select an interest period (each an “Interest Period”) to be applicable to such Loan, which Interest Period shall be, at Company’s option, either a one, two, three or six month period; provided that:

(i) the initial Interest Period for any Eurodollar Rate Loan shall commence on the Funding Date in respect of such Loan, in the case of a Loan initially made as a Eurodollar Rate Loan, or on the date specified in the applicable Notice of Conversion/Continuation, in the case of a Loan converted to a Eurodollar Rate Loan;

(ii) in the case of immediately successive Interest Periods applicable to a Eurodollar Rate Loan continued as such pursuant to a Notice of Conversion/Continuation, each successive Interest Period shall commence on the day on which the next preceding Interest Period expires;

(iii) if an Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that, if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

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(iv) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (v) of this subsection 2.2B, end on the last Business Day of a calendar month;

(v) no Interest Period with respect to any portion of the Term Loans shall extend beyond the Term Loan Maturity Date, and no Interest Period with respect to any portion of the Revolving Loans shall extend beyond the Revolving Loan Commitment Termination Date;

(vi) no Interest Period with respect to any type of Term Loans shall extend beyond a date on which Company is required to make a scheduled payment of principal of such type of Term Loans, unless the sum of (a) the aggregate principal amount of such type of Term Loans that are Base Rate Loans plus (b) the aggregate principal amount of such type of Term Loans that are Eurodollar Rate Loans with Interest Periods expiring on or before such date equals or exceeds the principal amount required to be paid on such type of Term Loans on such date;

(vii) there shall be no more than ten Interest Periods outstanding at any time;

(viii) in the event Company fails to specify an Interest Period for any Eurodollar Rate Loan in the applicable Notice of Borrowing or Notice of Conversion/Continuation, Company shall be deemed to have selected an Interest Period of one month;

(ix) prior to the Delayed Draw Commitment Termination Date (or earlier termination of all the Delayed Draw Term Loan Commitments), Company may not elect an Interest Period for any Term Loan longer than three months; and

(x) Delayed Draw Term Loans, if and when made, shall be allocated ratably to the then outstanding Interest Periods applicable to the outstanding Term Loans referenced in subsection 2.1A(i) (and, to the extent any of such Term Loans are Base Rate Loans, allocated ratably as Base Rate Loans), with the initial Interest Periods for such Delayed Draw Term Loans allocated as Eurodollar Rate Loans to be the periods commencing on (and including) the date of borrowing of such Delayed Draw Term Loans and ending on (and including) the last day of the Interest Periods applicable to such Term Loans outstanding immediately prior to the date of borrowing, notwithstanding anything to the contrary contained in the definition of the term “Interest Period”.

C. Interest Payments. Subject to the provisions of subsection 2.2E, interest on each Loan shall be payable in arrears on and to each Interest Payment Date applicable to that Loan, upon any prepayment of that Loan (to the extent accrued on the amount being prepaid) and at maturity (including final maturity); provided that, in the event any Revolving Loans that are Base Rate Loans are prepaid pursuant to subsection 2.4B(i), interest accrued on such Loans through the date of such prepayment shall be payable on the next succeeding Interest Payment Date applicable to Base Rate Loans (or, if earlier, at final maturity).

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D. Conversion or Continuation. Subject to the provisions of subsection 2.6, Company shall have the option (i) to convert at any time all or any part of its outstanding Term Loans or Revolving Loans that are Base Rate Loans to Eurodollar Rate Loans in amounts equal to $2,000,000 and integral multiples of $500,000 in excess of that amount or (ii) upon the expiration of any Interest Period applicable to a Eurodollar Rate Loan, to continue all or any portion of such Loan equal to $2,000,000 and integral multiples of $500,000 in excess of that amount as a Eurodollar Rate Loan or convert all or any portion of such Loan equal to $1,000,000 and integral multiples of $500,000 in excess of that amount to a Base Rate Loan; provided, however, that a Eurodollar Rate Loan may only be converted into a Base Rate Loan on the expiration date of an Interest Period applicable thereto.

Company shall deliver a duly executed Notice of Conversion/Continuation to Administrative Agent no later than 1:00 P.M. (New York City time) on the Business Day of the proposed conversion date (in the case of a conversion to a Base Rate Loan) and at least three Business Days in advance of the proposed conversion/continuation date (in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan). In lieu of delivering a Notice of Conversion/Continuation, Company may give Administrative Agent telephonic notice by the required time of any proposed conversion/continuation under this subsection 2.2D; provided that such notice shall be promptly confirmed in writing by delivery of a duly executed Notice of Conversion/Continuation to Administrative Agent on or before the proposed conversion/continuation date. Administrative Agent shall notify each Lender of any Loan subject to a Notice of Conversion/Continuation.

Except as otherwise provided in subsections 2.6B, 2.6C and 2.6G, a Notice of Conversion/Continuation for conversion to, or continuation of, a Eurodollar Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable and Company shall be bound to effect a conversion or continuation in accordance therewith.

E. Default Rate. Upon the occurrence and during the continuation of any Event of Default, the outstanding principal amount of all Loans and, to the extent permitted by applicable law, any interest payments thereon not paid when due and any fees and other amounts then due and payable hereunder, shall thereafter bear interest (including post-petition interest in any proceeding under the Bankruptcy Code or other applicable bankruptcy laws) payable upon demand by Administrative Agent at a rate that is 2% per annum in excess of the interest rate otherwise payable under this Agreement with respect to the applicable Loans (or, in the case of any such fees and other amounts, at a rate which is 2% per annum in excess of the interest rate otherwise payable under this Agreement for Base Rate Loans); provided that, in the case of Eurodollar Rate Loans, upon the expiration of the Interest Period in effect at the time any such increase in interest rate is effective such Eurodollar Rate Loans shall thereupon become Base Rate Loans and shall thereafter bear interest payable upon demand by Administrative Agent at a rate which is 2% per annum in excess of the interest rate otherwise payable under this Agreement for Base Rate Loans. Payment or acceptance of the increased rates of interest provided for in this subsection 2.2E is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Administrative Agent or any Lender.

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F. Computation of Interest. Interest on the Loans shall be computed (i) in the case of Base Rate Loans based on the Prime Rate, on the basis of a 365-day or 366-day year, as the case may be, and (ii) in the case of Eurodollar Rate Loans and other Base Rate Loans, on the basis of a 360-day year, in each case for the actual number of days elapsed in the period during which it accrues. In computing interest on any Loan, the date of the making of such Loan or the first day of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted from a Eurodollar Rate Loan, the date of conversion of such Eurodollar Rate Loan to such Base Rate Loan, as the case may be, shall be included, and the date of payment of such Loan or the expiration date of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted to a Eurodollar Rate Loan, the date of conversion of such Base Rate Loan to such Eurodollar Rate Loan, as the case may be, shall be excluded; provided that if a Loan is repaid on the same day on which it is made, one day’s interest shall be paid on that Loan.

G. Maximum Rate. Notwithstanding the foregoing provisions of this subsection 2.2, in no event shall the rate of interest payable by Company with respect to any Loan exceed the maximum rate of interest permitted to be charged under applicable law.

2.3	Fees.

A. Commitment Fees. Company agrees to pay to Administrative Agent, for distribution to each Revolving Lender in proportion to that Lender’s Pro Rata Share, commitment fees for the period from and including the Effective Date to and excluding the date the Revolving Loan Commitments are terminated under this Agreement equal to the average of the daily excess of the Revolving Loan Commitment Amount over the sum of (i) the aggregate principal amount of outstanding Revolving Loans plus (ii) the Letter of Credit Usage multiplied by a rate equal to 0.50% per annum, such commitment fees to be calculated on the basis of a 360-day year and the actual number of days elapsed and to be payable quarterly in arrears on the last Business Day of each March, June, September and December of each year, commencing on June 30, 2010, and on the date the Revolving Loan Commitments are terminated under this Agreement. Notwithstanding the foregoing, the Pro Rata Share of the Revolving Loan Commitment Amount and outstanding Revolving Loans attributable to any Defaulting Lender shall be excluded from the calculations above, and such Defaulting Lender shall not be entitled to the fees described above, for so long as, and with respect to the period during which, such Lender is a Defaulting Lender.

B. Other Fees. Company agrees to pay to Administrative Agent such fees in the amounts and at the times separately agreed upon.

C. Delayed Draw Unused Fees. Company agrees to pay to Administrative Agent, for distribution to each Lender, in arrears on the last Business Day of March, June, September and December in each year and on the date on which the Delayed Draw Term Loan Commitment of such Lender shall expire or be terminated as provided herein, an unused fee equal to 1.875% per annum on the daily unused amount of the Delayed Draw Term Loan Commitment of such Lender during the preceding quarter (or other period commencing with the date hereof or ending with the Delayed Draw Commitment Termination Date or the date on which the Delayed Draw Term Loan Commitment of such Lender shall expire or be terminated), provided that no Defaulting Lender shall be entitled to the fees described above, for so long as, and with respect to the period during which, such Lender is a Defaulting Lender.

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2.4	Repayments, Prepayments and Reductions of Revolving Loan Commitment Amount; General Provisions Regarding Payments; Application of Proceeds of Collateral and Payments Under Subsidiary Guaranty.

A. Scheduled Payments of Term Loans.

Company shall make principal payments on the Term Loans in installments of 0.25% of the initial principal amount thereof on the last Business Day of each March, June, September and December, commencing on June 30, 2010; provided that the initial principal amount of the Term Loans for purposes of this subsection 2.4A shall be deemed increased by the initial principal amount of any Delayed Draw Term Loans on the date such Delayed Draw Term Loans are first incurred; provided further that such scheduled installments of principal of the Term Loans shall be reduced in connection with any voluntary or mandatory prepayments of the Term Loans in accordance with subsection 2.4B(iv); and provided further that the Term Loans and all other amounts owed hereunder with respect to the Term Loans shall be paid in full no later than the Term Loan Maturity Date, and the final installment payable by Company in respect of the Term Loans on such date shall be in an amount sufficient to repay all amounts owing by Company under this Agreement with respect to the Term Loans.

B. Prepayments of Loans and Reductions in Revolving Loan Commitment Amount.

(i) Voluntary Prepayments. Company may, upon written or telephonic notice to Administrative Agent on or prior to 1:00 P.M. (New York City time) on the date of prepayment, in the case of Base Rate Loans, and on or prior to 1:00 P.M. (New York City time) on the day three Business Days prior to such prepayment, in the case of Eurodollar Rate Loans, in each case given to Administrative Agent and, if given by telephone, promptly confirmed in writing to Administrative Agent, who will promptly notify each Lender whose Loans are to be prepaid of such prepayment, at any time and from time to time prepay any Term Loans or Revolving Loans on any Business Day in whole or in part in an aggregate minimum amount of $1,000,000 and integral multiples of $500,000 in excess of that amount; provided, however, that a Eurodollar Rate Loan may only be prepaid on the expiration of the Interest Period applicable thereto unless Company compensates Lenders for all breakage costs resulting from such payment or conversion pursuant to subsection 2.6D. All written notices delivered pursuant to this subsection 2.4B(i) shall be in the form of a Notice of Prepayment and all notices whether written or telephonic delivered pursuant to this subsection 2.4B(i) shall be irrevocable, and once given as aforesaid, the principal amount of the Loans specified in such notice shall become due and payable on the prepayment date specified therein; provided that in connection with the termination of all commitments under this Agreement and the repayment in full of all Obligations under this Agreement (including the cash collateralization of all Letters of Credit in an amount equal to 105% of the maximum amount which may be drawn thereunder), such repayment may be made conditional on

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the closing of the transaction from which the funds required for such repayment are to be received. Any such voluntary prepayment shall be applied as specified in subsection 2.4B(iv).

(ii) Voluntary Reductions of Commitments. Company may, upon not less than three Business Days’ prior written or telephonic notice confirmed in writing to Administrative Agent, or upon such lesser number of days’ prior written or telephonic notice, as determined by Administrative Agent in its sole discretion, at any time and from time to time, terminate in whole or permanently reduce in part, without premium or penalty, the Revolving Loan Commitment Amount in an amount up to the amount by which the Revolving Loan Commitment Amount exceeds the Total Utilization of Revolving Loan Commitments at the time of such proposed termination or reduction; provided that any such partial reduction of the Revolving Loan Commitment Amount shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $500,000 in excess of that amount. The Notice of Prepayment shall designate the date (which shall be a Business Day) of such termination or reduction and the amount of any partial reduction, and such termination or reduction shall be effective on the date specified in Company’s notice and shall reduce the amount of the Revolving Loan Commitment of each Revolving Lender proportionately to its Pro Rata Share. Administrative Agent will promptly notify each Revolving Lender of such notice. Any such voluntary reduction of the Revolving Loan Commitment Amount shall be applied as specified in subsection 2.4B(iv). All written notices delivered pursuant to this subsection 2.4B(ii) shall be in the form of a Notice of Prepayment, all notices, whether written or telephonic, delivered pursuant to this subsection 2.4B(ii) shall be irrevocable and Company shall be bound to the termination or reduction of the Revolving Loan Commitments referenced in such notice; provided that in connection with the termination of all commitments under this Agreement and the repayment in full of all Obligations under this Agreement (including the cash collateralization of all Letters of Credit in an amount equal to 105% of the maximum amount which may be drawn thereunder), any related termination may be made conditional on the closing of the transaction from which the funds required for such repayment are to be received. In addition, Company may, upon not less than three Business Days’ prior written or telephonic notice confirmed in writing to Administrative Agent, or upon such lesser number of days’ prior written or telephonic notice, as determined by Administrative Agent in its sole discretion, at any time and from time to time, terminate in whole or permanently reduce in part, without premium or penalty, the Delayed Draw Term Loan Commitment. The Notice of Prepayment with respect to the termination or reduction of the Delayed Draw Term Loan Commitment shall designate the date (which shall be a Business Day) of such termination or reduction and such termination or reduction shall be effective on the date specified in Company’s notice, which notice shall be irrevocable. Administrative Agent will promptly notify each Lender with a Delayed Draw Term Loan Commitment of such notice.

(iii) Mandatory Prepayments. The Term Loans shall be prepaid and (subject to subsection 2.4B(iv)(b)) after the Term Loans have been paid in full, Revolving Loans shall be prepaid (but without a reduction of the Revolving Loan Commitments) and, after all Revolving Loans have been paid, outstanding Letters of Credit shall be Cash

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collateralized in an amount equal to 105% of the maximum amount which may be drawn thereunder, in each case in the amounts and under the circumstances (including the giving of the Notice of Prepayment and Officer’s Certificate required by subsection 2.4B(iii)(e)), set forth below, all such prepayments to be applied as set forth below or as more specifically provided in subsection 2.4B(iv) and subsection 2.4D:

(a) Prepayments and Reductions From Net Asset Sale Proceeds. No later than the tenth Business Day following the date of receipt by Company or any of its Subsidiaries of any Net Asset Sale Proceeds in respect of any Asset Sale, Company shall either (1) prepay the Term Loans in an aggregate amount equal to such Net Asset Sale Proceeds (provided that Company may defer making any such prepayment until the cumulative amount of such Net Asset Sale Proceeds to be applied to the prepayment of the Term Loans exceeds $1,500,000) or (2) so long as no Potential Event of Default or Event of Default shall have occurred and be continuing, deliver to Administrative Agent an Officer’s Certificate setting forth that portion of such Net Asset Sale Proceeds that Company or such Subsidiary intends to reinvest in equipment or other productive assets of the general type used in the business of Company and its Subsidiaries or in connection with Permitted Acquisitions within 270 days of such date of receipt, and Company shall, or shall cause one or more of its Subsidiaries to, promptly and diligently apply such portion to such reinvestment purposes; provided, however, that, pending such reinvestment, such portion of the Net Asset Sale Proceeds may be applied to prepay outstanding Revolving Loans (without a reduction in the Revolving Loan Commitment Amount) to the full extent thereof. In addition, to the extent that such Net Asset Sale Proceeds have not theretofore been applied to the Obligations or that have not been so reinvested as provided above, Company shall make an additional prepayment of the Term Loans in an amount equal to such unapplied Net Asset Sale Proceeds.

(b) Prepayments and Reductions from Net Insurance/Condemnation Proceeds. No later than the tenth Business Day following the date of receipt by Administrative Agent or by Company or any of its Subsidiaries of any Net Insurance/Condemnation Proceeds that are required to be applied to prepay the Term Loans pursuant to the provisions of subsection 6.4C, Company shall either (1) prepay the Term Loans in an aggregate amount equal to such Net Insurance/Condemnation Proceeds (provided that Company may defer making any such prepayment until the cumulative amount of such Net Insurance/Condemnation Proceeds to be applied to the prepayment of the Term Loans exceeds $1,500,000) or (2) so long as no Potential Event of Default or Event of Default shall have occurred and be continuing, deliver to Administrative Agent an Officer’s Certificate setting forth that portion of such Net Insurance/Condemnation Proceeds that Company or such Subsidiary intends to reinvest in equipment or other productive assets of the general type used in the business of Company and its Subsidiaries or in connection with Permitted Acquisitions within 270 days of such date of receipt, and Company shall, or shall cause one or more of its Subsidiaries to, promptly and diligently apply such portion to such reinvestment purpose; provided, however, that, pending such

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reinvestment, such portion of the Net Insurance/Condemnation Proceeds may be applied to prepay outstanding Revolving Loans (without a reduction in the Revolving Loan Commitment Amount) to the full extent thereof. In addition, to the extent that such Net Insurance/Condemnation Proceeds have not theretofore been applied to the Obligations or that have not been so reinvested as provided above, Company shall make an additional prepayment of the Term Loans in an amount equal to such unapplied Net Insurance/Condemnation Proceeds.

(c) Prepayments and Reductions Due to Issuance of Indebtedness. No later than (i) the tenth Business Day following the date of receipt by Company or any of its Subsidiaries of the Net Indebtedness Proceeds from the issuance or incurrence of any Indebtedness of Company or any of its Subsidiaries after the Effective Date, other than Indebtedness permitted pursuant to subsection 7.1, and (ii) the tenth Business Day following the date of receipt by any HUD Subsidiary of the Net Indebtedness Proceeds from the issuance or incurrence of any HUD Financing, Company shall prepay the Term Loans in an aggregate amount equal to such Net Indebtedness Proceeds.

(d) Prepayments and Reductions from Consolidated Excess Cash Flow. In the event that there shall be Consolidated Excess Cash Flow for any Fiscal Year (commencing with the Fiscal Year ending December 31, 2010), Company shall, no later than the tenth Business Day after the date by which Company is required to deliver the financial statements contemplated by subsection 6.1(iii), prepay the Term Loans in an aggregate amount equal to 50% of such Consolidated Excess Cash Flow; provided that for any Fiscal Year in which the Consolidated Leverage Ratio as of the last day of such Fiscal Year is less than 3.00:1.00 the percentage of Consolidated Excess Cash Flow required to be used to prepay the Term Loans pursuant to this subsection 2.4B(iii)(d) shall be 25%.

(e) Calculations of Net Proceeds Amounts; Additional Prepayments and Reductions Based on Subsequent Calculations. Company shall provide Administrative Agent with not less than ten Business Days’ prior written notice by delivery of a Notice of Prepayment or prior telephonic notice promptly confirmed in writing by the delivery of a Notice of Prepayment, of any prepayment of the Term Loans pursuant to subsections 2.4B(iii)(a)-(d). Such written or telephonic notice shall be irrevocable and Company shall be bound to make the mandatory prepayment referenced in such notice on the date indicated in such notice. Administrative Agent shall promptly notify each Lender of such prepayment and of the amount of the prepayment proposed to be applied to such Lender’s Term Loans. Concurrently with any prepayment of the Term Loans pursuant to subsections 2.4B(iii)(a)-(d), Company shall deliver to Administrative Agent an Officer’s Certificate demonstrating the calculation of the amount of the applicable Net Asset Sale Proceeds, Net Insurance/Condemnation Proceeds, Net Indebtedness Proceeds or Consolidated Excess Cash Flow, as the case may be, that gave rise to such prepayment. In the event that Company shall subsequently determine that the actual amount was greater than the amount set forth in such

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Officer’s Certificate, Company shall promptly make an additional prepayment of the Term Loans in an amount equal to the amount of such excess, and Company shall concurrently therewith deliver to Administrative Agent an Officer’s Certificate demonstrating the derivation of the additional amount resulting in such excess.

(f) Prepayments Due to Reductions of Revolving Loan Commitment Amount. Company shall from time to time prepay the Revolving Loans (and, after prepaying all Revolving Loans, Cash collateralize any outstanding Letters of Credit by depositing the requisite amount in the Collateral Account) to the extent necessary so that the Total Utilization of Revolving Loan Commitments shall not at any time exceed the Revolving Loan Commitment Amount then in effect. At such time as the Total Utilization of Revolving Loan Commitments shall be equal to or less than the Revolving Loan Commitment Amount, if no Event of Default has occurred and is continuing, to the extent any Cash collateral was provided by Company and has not been applied to any Obligations as provided in the Security Agreement, such amount may, at the request of Company, be released to Company.

(iv) Application of Prepayments.

(a) Application of Voluntary Prepayments by Type of Loans and Order of Maturity. Any voluntary prepayments pursuant to subsection 2.4B(i) shall be applied as specified by Company in the applicable Notice of Prepayment; provided that all such voluntary prepayments shall, irrespective of any application specified by Company, first be applied to repay any amounts owing to Issuing Lenders due to the failure of any Revolving Lender to (A) fund a Revolving Loan for the purpose of repaying any unreimbursed amounts of a drawing under a Letter of Credit pursuant to subsection 3.3B or (B) fund a participation in any such unreimbursed Letter of Credit drawing pursuant to subsection 3.3C; provided further that in the event Company fails to specify the Loans to which any such prepayment shall be applied, such prepayment shall be applied first to repay outstanding Revolving Loans to the full extent thereof, and second to repay outstanding Term Loans to the full extent thereof. Any voluntary prepayments of the Term Loans pursuant to subsection 2.4B(i) shall be applied to reduce the scheduled installments of principal of the Term Loans as specified by Company in the applicable Notice of Prepayment and if no application is specified, such voluntary prepayment shall be applied to reduce the scheduled installments of principal of the Term Loans set forth in subsection 2.4A on a pro rata basis (in accordance with the respective outstanding principal amounts thereof) to each remaining scheduled installment of principal of the Term Loans set forth in subsection 2.4A.

(b) Application of Mandatory Prepayments of Term Loans to the Scheduled Installments of Principal Thereof and to Revolving Loans and Cash Collateralization of Letters of Credit

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(1) Except as provided in subsection 2.4D, any mandatory prepayments of the Term Loans pursuant to subsections 2.4B(iii)(a)-(d) shall be applied to reduce the scheduled installments of principal of the Term Loans set forth in subsection 2.4A as follows: (i) first in direct order of maturity against installments of principal due within 12 months after the date of any such prepayment and (ii) thereafter on a pro rata basis (in accordance with the respective outstanding principal amounts thereof) to each scheduled installment of principal of the Term Loans set forth in subsection 2.4A that remains unpaid. Notwithstanding the foregoing, in the case of any mandatory prepayment of the Term Loans, Lenders of the Term Loans may waive the right to receive the amount of such mandatory prepayment by providing written notice to Administrative Agent of such waiver by 2:00 P.M. (New York City time) at least eight Business Days prior to the date such mandatory prepayment is to be made. If any Lender or Lenders elect to waive the right to receive the amount of such mandatory prepayment, all of the amount that otherwise would have been applied to mandatorily prepay the Term Loans of such Lender or Lenders shall be offered on a pro rata basis to each Lender that initially accepted such mandatory prepayment and such Lenders shall have the right to waive such additional mandatory prepayment offer by providing written notice to Administrative Agent of such waiver by 2:00 P.M. (New York City time) at least six Business Days prior to the date such mandatory prepayment is to be made. If any Lender or Lenders that are offered such additional mandatory prepayment waive the right to receive the amount of such additional mandatory prepayment, all of the amount that otherwise would have been applied to mandatorily prepay the Term Loans of such Lender or Lenders may be retained by Company.

(2) Notwithstanding the provisions in subsection 2.4B, after the Term Loans have been repaid in full, all mandatory prepayments (or the excess portion thereof if the Terms Loans are repaid in full in connection with a mandatory prepayment) shall be applied first to repay outstanding Revolving Loans to the full extent thereof (but without a reduction of the Revolving Loan Commitments), and second to Cash collateralize any outstanding Letters of Credit by depositing an amount equal to 105% of the maximum amount which may be drawn thereunder in the Collateral Account and amounts not applied in accordance with the foregoing may be retained by Company.

(c) Application of Prepayments to Base Rate Loans and Eurodollar Rate Loans. In connection with any voluntary prepayments by Company pursuant to subsection 2.4B(i) and considering Term Loans and Revolving Loans being prepaid separately, any voluntary prepayment thereof shall be applied first to Base Rate Loans to the full extent thereof before application to Eurodollar Rate Loans, in each case in a manner that minimizes the amount of any payments required to be made by Company pursuant to subsection 2.6D. In connection with any mandatory prepayments by Company of the Term Loans pursuant to subsections

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2.4B(iii)(a)-(d), such prepayments shall be applied on a pro rata basis to the then outstanding Term Loans being prepaid irrespective of whether such outstanding Term Loans are Base Rate Loans or Eurodollar Rate Loans; provided that if no Lenders exercise the right to waive a given mandatory prepayment of the Term Loans pursuant to subsection 2.4B(iv)(b), then, with respect to such mandatory prepayment, the amount of such mandatory prepayment shall be applied first to Term Loans that are Base Rate Loans to the full extent thereof before application to Term Loans that are Eurodollar Rate Loans in a manner that minimizes the amount of any payments required to be made by Company pursuant to subsection 2.6D.

C. General Provisions Regarding Payments.

(i) Manner and Time of Payment. All payments by Company of principal, interest, fees and other Obligations shall be made in Dollars in same day funds, without defense, setoff or counterclaim, free of any restriction or condition, and delivered to Administrative Agent not later than 1:00 P.M. (New York City time) on the date due at the Funding and Payment Account for the account of Lenders; funds received by Administrative Agent after that time on such due date shall be deemed to have been paid by Company on the next succeeding Business Day at Administrative Agent’s sole discretion. Company hereby authorizes Administrative Agent to charge its accounts with Administrative Agent in order to cause timely payment to be made to Administrative Agent of all principal, interest, fees and expenses due hereunder (subject to sufficient funds being available in its accounts for that purpose).

(ii) Application of Payments to Principal and Interest. Except as provided in subsection 2.2C, all payments in respect of the principal amount of any Loan shall include payment of accrued interest on the principal amount being repaid or prepaid, and all such payments shall be applied to the payment of interest before application to principal.

(iii) Apportionment of Payments. Aggregate principal and interest payments in respect of Term Loans and Revolving Loans shall be apportioned among all outstanding Loans to which such payments relate, in each case proportionately to Lenders’ respective Pro Rata Shares; provided, that all payments in respect of Revolving Loans shall first be applied to repay any amounts owing to Issuing Lenders due to the failure of any Revolving Lender to (A) fund a Revolving Loan for the purpose of repaying any unreimbursed amounts of a drawing under a Letter of Credit pursuant to subsection 3.3B or (B) fund a participation in any such unreimbursed Letter of Credit drawing pursuant to subsection 3.3C; provided further that any payments on the Revolving Loans remaining after the application of the foregoing proviso shall be allocated to each Revolving Lender, excluding Defaulting Lenders, in an amount equal to each such Revolving Lender’s Pro Rata Share of the aggregate payments on the Revolving Loans prior to the application of the foregoing proviso and each Defaulting Lender shall be entitled to receive its Pro Rata Share of any such payments less the amount applied in accordance with the forgoing proviso attributable to such Defaulting Lender. Administrative Agent shall promptly distribute to each Lender, at the account

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specified in the payment instructions delivered to Administrative Agent by such Lender, its Pro Rata Share of all such payments received by Administrative Agent and the commitment fees and letter of credit fees of such Lender, if any, when received by Administrative Agent pursuant to subsections 2.3 and 3.2. Notwithstanding the foregoing provisions of this subsection 2.4C(iii), if, pursuant to the provisions of subsection 2.6C, any Notice of Conversion/Continuation is withdrawn as to any Affected Lender or if any Affected Lender makes Base Rate Loans in lieu of its Pro Rata Share of any Eurodollar Rate Loans, Administrative Agent shall give effect thereto in apportioning interest payments received thereafter.

(iv) Payments on Business Days. Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next preceding Business Day.

(v) Notation of Payment. Each Lender agrees that, before disposing of any Note held by it, or any part thereof (other than by granting participations therein), Lender will make a notation thereon of all Loans evidenced by that Note and all principal payments previously made thereon and of the date to which interest thereon has been paid; provided that the failure to make (or any error in the making of) a notation of any Loan made under such Note shall not limit or otherwise affect the obligations of Company hereunder or under such Note with respect to any Loan or any payments of principal or interest on such Note.

D. Application of Proceeds of Collateral. (a) Upon acceleration of the Obligations pursuant to Section 8, all payments received by Administrative Agent or Collateral Agent, whether from Company or any Subsidiary Guarantor or otherwise, and (b) all proceeds received by Administrative Agent or Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral under any Collateral Document shall be applied in full or in part by Administrative Agent, in the following order of priority:

(i) to the payment of all costs and expenses of such sale, collection or other realization, all other expenses, liabilities and advances made or incurred by Administrative Agent or Collateral Agent in connection therewith, and all amounts for which Administrative Agent or Collateral Agent is entitled to compensation (including the fees described in subsection 2.3), reimbursement and indemnification under any Loan Document and all advances made by Administrative Agent or Collateral Agent thereunder for the account of the applicable Loan Party, and to the payment of all costs and expenses paid or incurred by Administrative Agent or Collateral Agent in connection with the Loan Documents, all in accordance with subsections 9.4, 10.2 and 10.3 and the other terms of this Agreement and the Loan Documents;

(ii) thereafter, to the payment of all other Secured Obligations (including the cash collateralization of any outstanding Letters of Credit in an amount equal to 105% of the maximum amount that may be drawn under such Letters of Credit); and

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(iii) thereafter, to the payment to or upon the order of such Loan Party or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

2.5	Use of Proceeds.

A. Term Loans. The proceeds of the Term Loans referenced in subsection 2.1A(i) were applied by Company to repay all Obligations owed to Previous Lenders under the Existing Credit Agreement and pay Transaction Costs.

B. Revolving Loans. The proceeds of any Revolving Loans shall be applied by Company for working capital and other general corporate purposes, which may include the making of intercompany loans to any of Company’s wholly-owned Subsidiaries, in accordance with subsection 7.1(iv), for their own general corporate purposes.

C. Margin Regulations. No portion of the proceeds of any borrowing under this Agreement shall be used by Company or any of its Subsidiaries in any manner that might cause the borrowing or the application of such proceeds to violate Regulation U, Regulation T or Regulation X of the Board of Governors of the Federal Reserve System or any other regulation of such Board or to violate the Exchange Act, in each case as in effect on the date or dates of such borrowing and such use of proceeds.

D. Delayed Draw Term Loans. The proceeds of any Delayed Draw Term Loans shall be applied solely to the making of Permitted Acquisitions and the payment of related fees and expenses.

2.6	Special Provisions Governing Eurodollar Rate Loans.

Notwithstanding any other provision of this Agreement to the contrary, the following provisions shall govern with respect to Eurodollar Rate Loans as to the matters covered:

A. Determination of Applicable Interest Rate. On each Interest Rate Determination Date, Administrative Agent shall determine in accordance with the terms of this Agreement (which determination shall, absent manifest error, be conclusive and binding upon all parties) the interest rate that shall apply to the Eurodollar Rate Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to Company and each applicable Lender.

B. Inability to Determine Applicable Interest Rate. In the event that Administrative Agent shall have determined (which determination shall be conclusive and binding upon all parties hereto), on any Interest Rate Determination Date that by reason of circumstances affecting the London interbank market adequate and fair means do not exist for ascertaining the interest rate applicable to such Loans on the basis provided for in the definition of Eurodollar Rate, Administrative Agent shall on such date give notice (by telefacsimile or by telephone confirmed in writing) to Company and each Lender of such determination, whereupon (i) no Loans may be made as, or converted to, Eurodollar Rate Loans until such time as Administrative Agent notifies Company and Lenders that the circumstances giving rise to such

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notice no longer exist and (ii) any Notice of Borrowing or Notice of Conversion/Continuation given by Company with respect to the Loans in respect of which such determination was made shall be deemed to be for a Base Rate Loan.

C. Illegality or Impracticability of Eurodollar Rate Loans. In the event that on any date any Lender shall have determined (which determination shall be conclusive and binding upon all parties hereto but shall be made only after consultation with Company and Administrative Agent) that the making, maintaining or continuation of its Eurodollar Rate Loans (i) has become unlawful as a result of compliance by such Lender in good faith with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any such treaty, governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful) or (ii) has become impracticable, or would cause such Lender material hardship, as a result of contingencies occurring after the date of this Agreement which materially and adversely affect the London interbank market or the position of such Lender in that market, then, and in any such event, such Lender shall be an “Affected Lender” and it shall on that day give notice (by telefacsimile or by telephone confirmed in writing) to Company and Administrative Agent of such determination. Administrative Agent shall promptly notify each other Lender of the receipt of such notice. Thereafter (a) the obligation of the Affected Lender to make Loans as, or to convert Loans to, Eurodollar Rate Loans shall be suspended until such notice shall be withdrawn by the Affected Lender, (b) to the extent such determination by the Affected Lender relates to a Eurodollar Rate Loan then being requested by Company pursuant to a Notice of Borrowing or a Notice of Conversion/Continuation, the Affected Lender shall make such Loan as (or convert such Loan to, as the case may be) a Base Rate Loan, (c) the Affected Lender’s obligation to maintain its outstanding Eurodollar Rate Loans (the “Affected Loans”) shall be terminated at the earlier to occur of the expiration of the Interest Period then in effect with respect to the Affected Loans or when required by law, and (d) the Affected Loans shall automatically convert into Base Rate Loans on the date of such termination. Notwithstanding the foregoing, to the extent a determination by an Affected Lender as described above relates to a Eurodollar Rate Loan then being requested by Company pursuant to a Notice of Borrowing or a Notice of Conversion/Continuation, Company shall have the option, subject to the provisions of subsection 2.6D, to rescind such Notice of Borrowing or Notice of Conversion/Continuation as to all Lenders by giving notice (by telefacsimile or by telephone confirmed in writing) to Administrative Agent of such rescission on the date on which the Affected Lender gives notice of its determination as described above. Administrative Agent shall promptly notify each other Lender of the receipt of such notice. Except as provided in the immediately preceding sentence, nothing in this subsection 2.6C shall affect the obligation of any Lender other than an Affected Lender to make or maintain Loans as, or to convert Loans to, Eurodollar Rate Loans in accordance with the terms of this Agreement.

D. Compensation For Breakage or Non-Commencement of Interest Periods. Company shall compensate each Lender, upon written request by that Lender pursuant to subsection 2.8, for all reasonable losses, expenses and liabilities (including any interest paid by that Lender to lenders of funds borrowed by it to make or carry its Eurodollar Rate Loans and any loss, expense or liability sustained by that Lender in connection with the liquidation or re-employment of such funds) which that Lender may sustain: (i) if for any reason (other than a default by that Lender) a borrowing of any Eurodollar Rate Loan does not occur on a date

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specified therefor in a Notice of Borrowing or a telephonic request therefor, or a conversion to or continuation of any Eurodollar Rate Loan does not occur on a date specified therefor in a Notice of Conversion/Continuation or a telephonic request therefor, (ii) if any prepayment or other principal payment or any conversion of any of its Eurodollar Rate Loans (including any prepayment or conversion occasioned by the circumstances described in subsection 2.6C) occurs on a date prior to the last day of an Interest Period applicable to that Loan, (iii) if any prepayment of any of its Eurodollar Rate Loans is not made on any date specified in a Notice of Prepayment given by Company, or (iv) as a consequence of any other default by Company in the repayment of its Eurodollar Rate Loans when required by the terms of this Agreement.

E. Booking of Eurodollar Rate Loans. Any Lender may make, carry or transfer Eurodollar Rate Loans at, to, or for the account of any of its branch offices or the office of an Affiliate of that Lender.

F. Assumptions Concerning Funding of Eurodollar Rate Loans. Calculation of all amounts payable to a Lender under this subsection 2.6 and under subsection 2.7A shall be made as though that Lender had funded each of its Eurodollar Rate Loans through the purchase of a Eurodollar deposit bearing interest at the rate obtained pursuant to clause (i) of the definition of Eurodollar Rate in an amount equal to the amount of such Eurodollar Rate Loan and having a maturity comparable to the relevant Interest Period, whether or not its Eurodollar Rate Loans had been funded in such manner.

G. Eurodollar Rate Loans After Default. After the occurrence of and during the continuation of a Potential Event of Default or an Event of Default, (i) Company may not elect to have a Loan be made or maintained as, or converted to, a Eurodollar Rate Loan after the expiration of any Interest Period then in effect for that Loan and (ii) subject to the provisions of subsection 2.6D, any Notice of Borrowing or Notice of Conversion/Continuation given by Company with respect to a requested borrowing or conversion/continuation that has not yet occurred shall be deemed to be for a Base Rate Loan or, if the conditions to making a Loan set forth in subsection 4.2 cannot then be satisfied, to be rescinded by Company.

2.7	Increased Costs; Taxes; Capital Adequacy.

A. Compensation for Increased Costs. Subject to the provisions of subsection 2.7B (which shall be controlling with respect to the matters covered thereby), in the event that any Lender (including any Issuing Lender) shall determine (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) that any law, treaty or governmental rule, regulation or order, or any change therein or in the interpretation, administration or application thereof (including the introduction of any new law, treaty or governmental rule, regulation or order), or any determination of a court or other Government Authority, in each case that becomes effective after the date hereof, or compliance by such Lender with any guideline, request or directive issued or made after the date hereof by any central bank or other Government Authority (whether or not having the force of law):

(i) subjects such Lender to any additional Tax with respect to this Agreement or any of its obligations hereunder (including with respect to issuing or maintaining any Letters of Credit or purchasing or maintaining any participations therein or maintaining any Commitment hereunder) or any payments to such Lender of principal, interest, fees or any other amount payable hereunder;

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(ii) imposes, modifies or holds applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets held by, or deposits or other liabilities in or for the account of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender (other than any such reserve or other requirements with respect to Eurodollar Rate Loans that are reflected in the definition of Eurodollar Rate); or

(iii) imposes any other condition (other than with respect to Taxes) on or affecting such Lender or its obligations hereunder or the London interbank market;

and the result of any of the foregoing is to increase the cost to such Lender of agreeing to make, making or maintaining its Loans or Commitments or agreeing to issue, issuing or maintaining any Letter of Credit or agreeing to purchase, purchasing or maintaining any participation therein or to reduce any amount received or receivable by such Lender with respect thereto, then, in any such case, from time to time, within five Business Days after receipt from such Lender of the statement referred to in subsection 2.8A, Company shall pay such additional amount or amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its reasonable discretion shall determine) as may be necessary to compensate such Lender for any such increased cost or reduction in amounts received or receivable hereunder and any tax incurred or payable by such Lender as a result of the obligation of Company to pay such additional amounts.

B. Taxes.

(i) Payments to Be Free and Clear. All sums payable by any Loan Party under this Agreement and the other Loan Documents shall be paid free and clear of, and without any deduction or withholding on account of, any Tax imposed, levied, collected, withheld or assessed by or within the United States of America or any political subdivision in or of the United States of America or any other jurisdiction from or to which a payment is made by or on behalf of Company or by any federation or organization of which the United States of America or any such jurisdiction is a member at the time of payment, unless such deduction or withholding is required by law.

(ii) Grossing-up of Payments. If any Loan Party or Administrative Agent determines, in its sole discretion exercised in good faith, that it is required by law to make any deduction or withholding on account of any Tax from any sum paid or payable by it under any of the Loan Documents:

(a) Such Loan Party shall notify Administrative Agent of any such requirement or any change in any such requirement within a reasonable time after such Loan Party becomes aware of it;

(b) Such Loan Party or Administrative Agent, as the case may be, shall pay the full amount of any such Tax when such Tax is due, such payment to be made (if the liability to pay is imposed on such Loan Party) for its own account or (if that liability is imposed on Administrative Agent or a Lender, as the case may be) on behalf of and in the name of Administrative Agent or such Lender;

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(c) if the Tax is an Indemnified Tax, the sum payable by such Loan Party in respect of which the relevant deduction, withholding or payment is required shall be increased to the extent necessary to ensure that, after the making of that deduction, withholding or payment (including Taxes imposed on or asserted on or attributable to amounts payable under this subsection 2.7B(ii)), Administrative Agent or the applicable Lender, as the case may be, receives on the due date a net sum equal to what it would have received had no such deduction, withholding or payment been required or made; and

(d) as soon as practicable after any payment of such Tax to a Governmental Authority, such Loan Party shall deliver to Administrative Agent and any affected party the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Administrative Agent and such affected party;

provided that no such additional amount shall be required to be paid to any Lender under this subsection 2.7B(ii) except to the extent that any change after the date on which such Lender became a Lender in any such requirement for a deduction, withholding or payment as is mentioned herein shall result in an increase in the rate of such deduction, withholding or payment from that in effect on the date on which such Lender became a Lender in respect of payments to such Lender.

(iii) Indemnification by Company. Company shall indemnify, without duplication, Administrative Agent and each Lender, within ten days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this subsection 2.7) paid by Administrative Agent or such Lender, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to Company by a Lender (with a copy to Administrative Agent), or by Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(iv) Indemnification by Lenders. Each Lender shall severally indemnify Administrative Agent, within ten days after written demand therefor, for the full amount of any Taxes for which no additional amounts are required to be paid under subsection 2.7B(ii) that are attributable to such Lender and are paid by Administrative Agent in connection with any Loan Document, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such Taxes delivered to Lender by Administrative Agent shall be conclusive absent manifest error.

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(v) Evidence of Exemption from U.S. Withholding Tax and Backup Withholding.

(a) Each Non-US Lender shall deliver to Administrative Agent and to Company, on or prior to the Effective Date (in the case of each Lender listed on the signature pages of the Amendment and Restatement Agreement), or on or prior to the date of the Assignment Agreement pursuant to which it becomes a Lender (in the case of each other Lender), and at such other times as may be reasonably requested by Company or Administrative Agent, two original copies of Internal Revenue Service Form W-8BEN or W-8ECI (or any successor forms) properly completed and duly executed by such Lender, or, in the case of a Non-US Lender claiming exemption from United States federal withholding tax under Section 871(h) or 881(c) of the Internal Revenue Code with respect to payments of “portfolio interest”, a form W-8BEN, and a certificate of such Lender certifying that such Lender is not (i) a “bank” for purposes of Section 881(c) of the Internal Revenue Code, (ii) a ten-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code) of Company or (iii) a controlled foreign corporation related to Company (within the meaning of Section 864(d)(4) of the Internal Revenue Code), in each case together with any other certificate or statement of exemption required under the Internal Revenue Code or the regulations issued thereunder to establish that such Lender is not subject to United States withholding tax with respect to any payments to such Lender of interest payable under any of the Loan Documents.

(b) Each Non-US Lender, to the extent it does not act or ceases to act for its own account with respect to any portion of any sums paid or payable to such Lender under any of the Loan Documents (for example, in the case of a typical participation by such Lender), shall deliver to Administrative Agent and to Company, on or prior to the Effective Date (in the case of each Lender listed on the signature pages of the Amendment and Restatement Agreement), on or prior to the date of the Assignment Agreement pursuant to which it becomes a Lender (in the case of each other Lender), or on such later date when such Lender ceases to act for its own account with respect to any portion of any such sums paid or payable, and at such other times as may be reasonably requested by Company or Administrative Agent, (1) two original copies of the forms or statements required to be provided by such Lender under subsection 2.7B(v)(a), properly completed and duly executed by such Lender, to establish the portion of any such sums paid or payable with respect to which such Lender acts for its own account that is not subject to United States withholding tax, and (2) two original copies of Internal Revenue Service Form W-8IMY (or any successor forms) properly completed and duly executed by such Lender, together with any information, if any, such Lender chooses to transmit with such form, and any other certificate or statement of exemption required under the Internal Revenue Code or the regulations issued thereunder, to establish that such Lender is not acting for its own account with respect to a portion of any such sums payable to such Lender.

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(c) Each Non-US Lender hereby agrees, from time to time after the initial delivery by such Lender of such forms, whenever a lapse in time or change in circumstances renders such forms, certificates or other evidence so delivered obsolete or inaccurate in any material respect, that such Lender shall promptly (1) deliver to Administrative Agent and to Company two original copies of renewals, amendments or additional or successor forms, properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required in order to confirm or establish that such Lender is not subject to United States withholding tax with respect to payments to such Lender under the Loan Documents and, if applicable, that such Lender does not act for its own account with respect to any portion of such payment, or (2) notify Administrative Agent and Company of its inability to deliver any such forms, certificates or other evidence.

(d) Each Lender that is not a Non-US Lender hereby agrees that it shall, on or prior to the Effective Date (in the case of each Lender listed on the signature pages hereof), or on or prior to the date of the Assignment Agreement pursuant to which it becomes a Lender (in the case of each other Lender), deliver to Administrative Agent and to Company two accurate, complete and signed copies of Internal Revenue Service Form W-9 (or any successor forms) properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required in order to confirm or establish that such Lender is not subject to United States withholding tax or backup withholding with respect to payments to such Lender under the Loan Documents.

(e) Company shall not be required to pay any additional amount to any Lender under subsection 2.7B(ii), (1) with respect to any Tax required to be deducted or withheld on the basis of the information, certificates or statements of exemption such Lender chooses to transmit with an Internal Revenue Service Form W-8IMY pursuant to subsection 2.7B(v)(b)(2) or (2) if such Lender shall have failed to satisfy the requirements of clause (a), (b), (c)(1) or (d) of this subsection 2.7B(v); provided that if such Lender shall have satisfied the requirements of subsection 2.7B(v)(a) on the date such Lender became a Lender, nothing in this subsection 2.7B(v)(e) shall relieve Company of its obligation to pay any amounts pursuant to subsection 2.7B(ii)(c) in the event that, as a result of any change in any applicable law, treaty or governmental rule, regulation or order, or any change in the interpretation, administration or application thereof, such Lender is no longer properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing the fact that such Lender is not subject to withholding as described in subsection 2.7B(v)(a).

(f) If a payment made to any Lender under any Loan Document would be subject to United States federal withholding Tax imposed by FATCA if such Lender fails to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to Administrative Agent (1) a certification signed by the chief financial officer, principal accounting officer,

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treasurer or controller of such Lender and (2) other documentation reasonably requested by Administrative Agent sufficient for Administrative Agent to comply with its obligations under FATCA and to determine that such Lender has complied with such applicable reporting requirements to the extent required to obtain the maximum available exemption from any United States federal withholding Tax that is available to payments received by or on behalf of such Lender.

C. Capital Adequacy Adjustment. If any Lender shall have determined that the adoption, effectiveness, phase-in or applicability after the date hereof of any law, rule or regulation (or any provision thereof) regarding capital adequacy, or any change therein or in the interpretation or administration thereof by any Government Authority charged with the interpretation or administration thereof, or compliance by any Lender with any guideline, request or directive regarding capital adequacy (whether or not having the force of law) of any such Government Authority, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of, or with reference to, such Lender’s Loans or Commitments or Letters of Credit or participations therein or other obligations hereunder with respect to the Loans or the Letters of Credit to a level below that which such Lender or such controlling corporation could have achieved but for such adoption, effectiveness, phase-in, applicability, change or compliance (taking into consideration the policies of such Lender or such controlling corporation with regard to capital adequacy), then from time to time, within five Business Days after receipt by Company from such Lender of the statement referred to in subsection 2.8A, Company shall pay to such Lender such additional amount or amounts as will compensate such Lender or such controlling corporation for such reduction, increased to the extent necessary to take into account any tax incurred or payable by such Lender as a result of the obligation of Company to pay such additional amounts.

D. Treatment of Certain Refunds. If Administrative Agent or a Lender determines, in its sole discretion, that it has received a refund of any Taxes as to which it has been indemnified by Company or with respect to which Company has paid additional amounts pursuant to this subsection 2.7, it shall pay to Company an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by Company under this subsection 2.7 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses of Administrative Agent or such Lender, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that Company, upon the request of Administrative Agent or such Lender, agrees to repay the amount paid over to Company (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to Administrative Agent or such Lender in the event Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. This paragraph shall not be construed to require Administrative Agent or any Lender to make available its tax returns (or any other information relating to its taxes that it deems confidential) to Company or any other Person.

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2.8	Statement of Lenders; Obligation of Lenders and Issuing Lenders to Mitigate.

A. Statements. Each Lender claiming compensation or reimbursement pursuant to subsection 2.6D, 2.7 or 2.8C shall deliver to Company (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis of the calculation of such compensation or reimbursement, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

B. Limitation on Recovery. Notwithstanding anything to the contrary contained in this Agreement, Company shall not be required to compensate any Lender for compensation or reimbursement claimed pursuant to subsection 2.6D, 2.7 or 2.8C which relates to a period more than 180 days prior to the date of delivery of the statement under subsection 2.8A related to such compensation or reimbursement.

C. Mitigation. Each Lender and Issuing Lender agrees that, as promptly as practicable after the officer of such Lender or Issuing Lender responsible for administering the Loans or Letters of Credit of such Lender or Issuing Lender, as the case may be, becomes aware of the occurrence of an event or the existence of a condition that would cause such Lender to become an Affected Lender or that would entitle such Lender or Issuing Lender to receive payments under subsection 2.7, it will use reasonable efforts to make, issue, fund or maintain the Commitments of such Lender or the Loans or Letters of Credit of such Lender or Issuing Lender through another lending or letter of credit office of such Lender or Issuing Lender, if (i) as a result thereof the circumstances which would cause such Lender to be an Affected Lender would cease to exist or the additional amounts which would otherwise be required to be paid to such Lender or Issuing Lender pursuant to subsection 2.7 would be materially reduced and (ii) as determined by such Lender or Issuing Lender in its sole discretion, such action would not otherwise be disadvantageous to such Lender or Issuing Lender; provided that such Lender or Issuing Lender will not be obligated to utilize such other lending or letter of credit office pursuant to this subsection 2.8C unless Company agrees to pay all incremental expenses incurred by such Lender or Issuing Lender as a result of utilizing such other lending or letter of credit office as described above.

2.9	Replacement of a Lender.

If Company receives a statement of amounts due pursuant to subsection 2.8A from a Lender, a Lender becomes a Defaulting Lender, a Lender (a “Non-Consenting Lender”) refuses to consent to an amendment, modification or waiver of this Agreement that, pursuant to subsection 10.6, requires consent of 100% of Lenders or 100% of Lenders with Obligations directly affected and such amendment, modification or waiver has been approved by Requisite Lenders or a Lender becomes an Affected Lender (any such Lender, a “Subject Lender”), so long as (i) Company has obtained a commitment from another Lender or an Eligible Assignee to purchase at par the Subject Lender’s Loans and assume the Subject Lender’s Commitments and all other obligations of the Subject Lender hereunder, (ii) such Lender is not an Issuing Lender with respect to any Letters of Credit outstanding (unless all such Letters of Credit are terminated or arrangements reasonably acceptable to such Issuing Lender (such as a “back-to-back” letter of credit) are made) and (iii) if applicable, the Subject Lender is unwilling to withdraw the notice

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delivered to Company pursuant to subsection 2.8A and/or remains a Defaulting Lender, Company may require the Subject Lender to assign all of its Loans and Commitments to such other Lender, Lenders, Eligible Assignee or Eligible Assignees pursuant to the provisions of subsection 10.1B; provided that, prior to or concurrently with such replacement, (1) the Subject Lender shall have received payment in full of all principal, accrued interest, accrued fees and other amounts (including all amounts under subsections 2.6D, 2.7 and/or 2.8C (if applicable)) through such date of replacement and a release from its obligations under the Loan Documents in respect of the interest so assigned, (2) the processing fee, if any, required to be paid by subsection 10.1B(i) shall have been paid to Administrative Agent, (3) all of the requirements for such assignment contained in subsection 10.1B, including, without limitation, the consent of Administrative Agent (if required) and the receipt by Administrative Agent of an executed Assignment Agreement executed by the assignee (Administrative Agent being hereby authorized to execute any Assignment Agreement on behalf of a Subject Lender relating to the assignment of Loans and/or Commitments of such subject Lender) and other supporting documents, have been fulfilled, and (4) in the event such Subject Lender is a Non-Consenting Lender, each assignee shall consent, at the time of such assignment, to each matter in respect of which such Subject Lender was a Non-Consenting Lender. For the avoidance of doubt, if a Lender is a Non-Consenting Lender solely because it refused to consent to an amendment, modification or waiver that required the consent of 100% of Lenders with Obligations directly affected thereby (which amendment, modification or waiver did not accordingly require the consent of 100% of all Lenders), the Loans and Commitments of such Non-Consenting Lender that are subject to the assignments required by this subsection 2.9 shall include only those Loans and Commitments that constitute the Obligations directly affected by the amendment, modification or waiver to which such Non-Consenting Lender refused to provide its consent.

Section 3. LETTERS OF CREDIT

3.1	Issuance of Letters of Credit and Lenders’ Purchase of Participations Therein.

A. Letters of Credit. Company may request, in accordance with the provisions of this subsection 3.1, from time to time during the period from the Effective Date to but excluding the fifth Business Day prior to the Revolving Loan Commitment Termination Date, that one or more Revolving Lenders issue Letters of Credit payable on a sight basis for the account of Company for the general corporate purposes of Company or a Subsidiary of Company. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Company herein set forth, any one or more Revolving Lenders may, but (except as provided in subsection 3.1B(ii)) shall not be obligated to, issue such Letters of Credit in accordance with the provisions of this subsection 3.1; provided that Company shall not request that any Revolving Lender issue (and no Revolving Lender shall issue):

(i) any Letter of Credit if, after giving effect to such issuance, the Total Utilization of Revolving Loan Commitments would exceed the Revolving Loan Commitment Amount then in effect;

(ii) any Letter of Credit if, after giving effect to such issuance, the Letter of Credit Usage would exceed $50,000,000;

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(iii) any Standby Letter of Credit having an expiration date later than the earlier of (a) five Business Days prior to the Revolving Loan Commitment Termination Date and (b) the date which is one year from the date of issuance of such Standby Letter of Credit; provided that the immediately preceding clause (b) shall not prevent any Issuing Lender from agreeing that a Standby Letter of Credit will automatically be extended for one or more successive periods not to exceed one year each unless such Issuing Lender elects not to extend for any such additional period; and provided, further that such Issuing Lender shall elect not to extend such Standby Letter of Credit if it has knowledge that an Event of Default has occurred and is continuing (and has not been waived in accordance with subsection 10.6) at the time such Issuing Lender must elect whether or not to allow such extension;

(iv) any Standby Letter of Credit issued for the purpose of supporting (a) trade payables or (b) any Indebtedness constituting “antecedent debt” (as that term is used in Section 547 of the Bankruptcy Code);

(v) any Commercial Letter of Credit having an expiration date (a) later than the earlier of (1) the date which is five Business Days prior to the Revolving Loan Commitment Termination Date and (2) the date which is 180 days from the date of issuance of such Commercial Letter of Credit or (b) that is otherwise unacceptable to the applicable Issuing Lender in its reasonable discretion; or

(vi) any Letter of Credit denominated in a currency other than Dollars.

B. Mechanics of Issuance.

(i) Request for Issuance. Whenever Company desires the issuance of a Letter of Credit, it shall deliver to Administrative Agent a Request for Issuance no later than 1:00 P.M. (New York City time) at least three Business Days (in the case of Standby Letters of Credit) or five Business Days (in the case of Commercial Letters of Credit), or in each case such shorter period as may be agreed to by the Issuing Lender in any particular instance, in advance of the proposed date of issuance. The Issuing Lender, in its reasonable discretion, may require changes in the text of the proposed Letter of Credit or any documents described in or attached to the Request for Issuance. In furtherance of the provisions of subsection 10.8, and not in limitation thereof, Company may submit Requests for Issuance by telefacsimile or electronic transmission and Administrative Agent and Issuing Lenders may rely and act upon any such Request for Issuance without receiving an original signed copy thereof. No Letter of Credit shall require payment against a conforming demand for payment to be made thereunder on the same business day (under the laws of the jurisdiction in which the office of the Issuing Lender to which such demand for payment is required to be presented is located) on which such demand for payment is presented if such presentation is made after 10:00 A.M. (in the time zone of such office of the Issuing Lender) on such business day.

Company shall notify the applicable Issuing Lender (and Administrative Agent, if Administrative Agent is not such Issuing Lender) prior to the issuance of any Letter of Credit in the event that any of the matters to which Company is required to certify in the

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applicable Request for Issuance is no longer true and correct as of the proposed date of issuance of such Letter of Credit, and upon the issuance of any Letter of Credit Company shall be deemed to have re-certified, as of the date of such issuance, as to the matters to which Company is required to certify in the applicable Request for Issuance.

(ii) Determination of Issuing Lender. Upon receipt by Administrative Agent of a Request for Issuance pursuant to subsection 3.1B(i) requesting the issuance of a Letter of Credit, in the event Administrative Agent elects to issue such Letter of Credit, Administrative Agent shall promptly so notify Company, and Administrative Agent shall be the Issuing Lender with respect thereto. In the event that Administrative Agent, in its sole discretion, elects not to issue such Letter of Credit, Administrative Agent shall promptly so notify Company, whereupon Company may request any other Revolving Lender to issue such Letter of Credit by delivering to such Revolving Lender a copy of the applicable Request for Issuance. Any Revolving Lender so requested to issue such Letter of Credit shall promptly notify Company and Administrative Agent whether or not, in its sole discretion, it has elected to issue such Letter of Credit, and any such Revolving Lender that so elects to issue such Letter of Credit shall be the Issuing Lender with respect thereto. In the event that all other Revolving Lenders shall have declined to issue such Letter of Credit, notwithstanding the prior election of Administrative Agent not to issue such Letter of Credit, Administrative Agent shall be obligated to issue such Letter of Credit and shall be the Issuing Lender with respect thereto, provided that Administrative Agent shall in no circumstances be obligated to issue, or be Issuing Lender with respect to, any Commercial Letter of Credit. The Issuing Lender with respect to each Letter of Credit shall be required to issue such Letter of Credit notwithstanding the fact that the Letter of Credit Usage with respect to such Letter of Credit and with respect to all other Letters of Credit issued by such Issuing Lender, when aggregated with such Issuing Lender’s outstanding Revolving Loans, may exceed the amount of such Issuing Lender’s Revolving Loan Commitment then in effect. Notwithstanding anything to the contrary contained in this subsection or elsewhere in this Agreement, in the event that a Defaulting Lender with a Revolving Loan Commitment exists, Administrative Agent shall not be required to issue any Letter of Credit unless Administrative Agent has entered into arrangements reasonably satisfactory to it and Company to eliminate Administrative Agent’s risk with respect to the participation in Letters of Credit by all such Defaulting Lenders, including by Cash collateralizing each such Defaulting Lender’s Pro Rata Share of each Letter of Credit.

(iii) Issuance of Letter of Credit. Upon satisfaction or waiver (in accordance with subsection 10.6) of the conditions set forth in subsection 4.3, the Issuing Lender shall issue the requested Letter of Credit in accordance with the Issuing Lender’s standard operating procedures.

(iv) Notification to Revolving Lenders. Upon the issuance of or amendment to any Standby Letter of Credit the applicable Issuing Lender shall promptly notify Administrative Agent and Company of such issuance or amendment in writing. Upon receipt of such notice (or, if Administrative Agent is the Issuing Lender, together with such notice), Administrative Agent shall notify each Revolving Lender in writing of such issuance or amendment and the amount of such Revolving Lender’s respective

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participation in such Standby Letter of Credit or amendment, and, if so requested by a Revolving Lender, Administrative Agent shall provide such Lender with a copy of such Letter of Credit or amendment. In the case of Commercial Letters of Credit, in the event that Issuing Lender is other than Administrative Agent, such Issuing Lender will send by facsimile or electronic transmission to Administrative Agent, promptly upon the first Business Day of each week, a report of its daily aggregate maximum amount available for drawing under Commercial Letters of Credit for the previous week. Administrative Agent shall notify each Revolving Lender in writing on a quarterly basis of the contents thereof.

C. Revolving Lenders’ Purchase of Participations in Letters of Credit. Immediately upon the issuance of each Letter of Credit, each Revolving Lender shall be deemed to, and hereby agrees to, have irrevocably purchased from the Issuing Lender a participation in such Letter of Credit and any drawings honored thereunder in an amount equal to such Revolving Lender’s Pro Rata Share of the maximum amount that is or at any time may become available to be drawn thereunder. On the Effective Date, each Revolving Lender shall be deemed to and hereby agrees to have irrevocably purchased from the Issuing Lender a participation in all Letters of Credit outstanding on the Effective Date and any drawings honored thereunder in an amount equal to such Revolving Lender’s Pro Rata Share of the maximum amount that is or at any time may become available to be drawn thereunder.

3.2	Letter of Credit Fees.

Company agrees to pay the following amounts with respect to Letters of Credit issued hereunder:

(i) with respect to each Standby Letter of Credit, (a) a fronting fee, payable directly to the applicable Issuing Lender for its own account, equal to a percentage per annum to be agreed upon by the Issuing Lender and Company of the daily amount available to be drawn under such Standby Letter of Credit (but not to exceed 0.25% per annum) and (b) a letter of credit fee, payable to Administrative Agent for the account of Revolving Lenders, equal to the Applicable Margin for Revolving Loans that are Eurodollar Rate Loans plus, upon the application of increased rates of interest pursuant to subsection 2.2E, 2% per annum, multiplied by the daily amount available to be drawn under such Standby Letter of Credit, each such fronting fee or letter of credit fee to be payable in arrears on and to (but excluding) the last Business Day of each of March, June, September and December of each year and on the date of termination of the Revolving Loan Commitments hereunder and computed on the basis of a 360-day year for the actual number of days elapsed;

(ii) with respect to each Commercial Letter of Credit, (a) a fronting fee, payable directly to the applicable Issuing Lender for its own account, equal to a percentage per annum to be agreed upon by the Issuing Lender and Company of the daily amount available to be drawn under such Commercial Letter of Credit and (b) a letter of credit fee, payable to Administrative Agent for the account of Revolving Lenders, equal to the Applicable Margin for Revolving Loans that are Eurodollar Rate Loans plus, upon the application of increased rates of interest pursuant to subsection 2.2E, 2% per annum,

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multiplied by the daily amount available to be drawn under such Commercial Letter of Credit, each such fronting fee or letter of credit fee to be payable in arrears on and to (but excluding) the last Business Day of each of March, June, September and December of each year and on the date of the termination of the Revolving Loan Commitments hereunder and computed on the basis of a 360-day year for the actual number of days elapsed; and

(iii) with respect to the issuance, amendment or transfer of each Letter of Credit and each payment of a drawing made thereunder (without duplication of the fees payable under clauses (i) and (ii) above), documentary and processing charges payable directly to the applicable Issuing Lender for its own account in accordance with such Issuing Lender’s standard schedule for such charges in effect at the time of such issuance, amendment, transfer or payment, as the case may be.

For purposes of calculating any fees payable under clauses (i) and (ii) of this subsection 3.2, (1) the daily amount available to be drawn under any Letter of Credit shall be determined as of the close of business on any date of determination. Promptly upon receipt by Administrative Agent of any amount described in clause (i)(b) or clause (ii)(b) of this subsection 3.2, Administrative Agent shall distribute to each Revolving Lender its Pro Rata Share of such amount. Notwithstanding the foregoing, if Company has entered into an arrangement with Administrative Agent pursuant to subsection 3.1B(ii) above with respect to any Letter of Credit, then the Defaulting Lender with respect to which Company was required to enter into such arrangements shall not be entitled to any fees under this subsection 3.2 with respect to such Letter of Credit.

3.3	Drawings and Reimbursement of Amounts Paid Under Letters of Credit.

A. Responsibility of Issuing Lender With Respect to Drawings. In determining whether to honor any drawing under any Letter of Credit by the beneficiary thereof, the Issuing Lender shall be responsible only to examine the documents delivered under such Letter of Credit with reasonable care so as to ascertain whether they appear on their face to be in accordance with the terms and conditions of such Letter of Credit.

B. Reimbursement by Company of Amounts Paid Under Letters of Credit. In the event an Issuing Lender has determined to honor a drawing under a Letter of Credit issued by it, such Issuing Lender shall immediately notify Company and Administrative Agent (each such notice, a “Drawing Notice”) of the Business Day on which such drawing is to be or was honored (the “Drawing Date”), and Company shall reimburse such Issuing Lender on the date (the “Reimbursement Date”) determined as follows: (a) the Drawing Date, if the applicable Drawing Notice is received on or prior to 12:00 Noon (New York City time) on the Drawing Date or (b) on the first Business Day following the date of delivery of the Drawing Notice, if the applicable Drawing Notice is received after 12:00 Noon (New York City time) on the Drawing Date, in each case, in an amount in Dollars and in same day funds equal to the amount of such payment; provided that, anything contained in this Agreement to the contrary notwithstanding, unless Company shall have notified Administrative Agent and such Issuing Lender prior to 1:00 P.M. (New York City time) on the Reimbursement Date that Company intends to reimburse such Issuing Lender for the amount of such payment with funds other than the proceeds of Revolving

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Loans, Administrative Agent shall notify each Revolving Lender of such drawing and the amount thereof, and on the Reimbursement Date, the Revolving Lenders shall make Revolving Loans that are Base Rate Loans in the amount of such payment, the proceeds of which shall be applied directly by Administrative Agent to reimburse such Issuing Lender for the amount of such payment; and provided, further that if for any reason proceeds of Revolving Loans are not received by such Issuing Lender on the Reimbursement Date in an amount equal to the amount of such payment, Company shall reimburse such Issuing Lender, on demand, in an amount in same day funds equal to the excess of the amount of such payment over the aggregate amount of such Revolving Loans, if any, which are so received. Nothing in this subsection 3.3B shall be deemed to relieve any Revolving Lender from its obligation to make Revolving Loans on the terms and conditions set forth in this Agreement, and Company shall retain any and all rights it may have against any Revolving Lender resulting from the failure of such Revolving Lender to make such Revolving Loans under this subsection 3.3B.

C. Payment by Lenders of Unreimbursed Amounts Paid Under Letters of Credit.

(i) Payment by Revolving Lenders. In the event that any Issuing Lender shall not have been reimbursed on the Reimbursement Date as provided in subsection 3.3B in an amount equal to the amount of any payment by such Issuing Lender under a Letter of Credit issued by it, such Issuing Lender shall promptly notify Administrative Agent, who shall notify each other Revolving Lender of the unreimbursed amount of such honored drawing and of such other Revolving Lender’s respective participation therein based on such Revolving Lender’s Pro Rata Share. Each Revolving Lender (other than such Issuing Lender) shall make available to Administrative Agent an amount equal to its respective participation, in Dollars and in same day funds, at the Funding and Payment Account, not later than 12:00 Noon (New York City time) on the first Business Day after the date notified by Administrative Agent and Administrative Agent shall make available to such Issuing Lender in Dollars in same day funds, at the office of such Issuing Lender on such Business Day, the aggregate amount of the participation payments so received by Administrative Agent. In the event that any Revolving Lender fails to make available to Administrative Agent on such Business Day the amount of such Revolving Lender’s participation in such Letter of Credit as provided in this subsection 3.3C, such Issuing Lender shall be entitled to recover such amount on demand from such Revolving Lender together with interest thereon at the Federal Funds Effective Rate. Nothing in this subsection 3.3C shall be deemed to prejudice the right of Administrative Agent or Company to recover, for the benefit of Revolving Lenders, from any Issuing Lender any amounts made available to such Issuing Lender pursuant to this subsection 3.3C in the event that it is determined by the final judgment of a court of competent jurisdiction that the payment with respect to a Letter of Credit by such Issuing Lender in respect of which such participation payments were made by Revolving Lenders constituted gross negligence or willful misconduct on the part of such Issuing Lender.

(ii) Distribution to Lenders of Reimbursements Received From Company. In the event any Issuing Lender shall have been reimbursed by other Revolving Lenders pursuant to subsection 3.3C(i) for all or any portion of any payment by such Issuing Lender under a Letter of Credit issued by it, and Administrative Agent or such Issuing

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Lender thereafter receives any payments from Company in reimbursement of such payment under the Letter of Credit, to the extent any such payment is received by such Issuing Lender, it shall distribute such payment to Administrative Agent, and Administrative Agent shall distribute to each other Revolving Lender that has paid all amounts payable by it under subsection 3.3C(i) with respect to such payment such Revolving Lender’s Pro Rata Share of all payments subsequently received by Administrative Agent or by such Issuing Lender from Company. Any such distribution shall be made to a Revolving Lender at the account specified in subsection 2.4C(iii).

D. Interest on Amounts Paid Under Letters of Credit.

(i) Payment of Interest by Company. Company agrees to pay to Administrative Agent, with respect to payments under any Letters of Credit issued by any Issuing Lender, interest on the amount paid by such Issuing Lender in respect of each such payment from the Drawing Date thereof to but excluding the date such amount is reimbursed by Company (including any such reimbursement out of the proceeds of Revolving Loans pursuant to subsection 3.3B) at a rate equal to (a) for the period from the Drawing Date with respect to such payment to but excluding the Reimbursement Date, the rate then in effect under this Agreement with respect to Revolving Loans that are Base Rate Loans and (b) thereafter, a rate which is 2% per annum in excess of the rate of interest otherwise payable under this Agreement with respect to Revolving Loans that are Base Rate Loans. Interest payable pursuant to this subsection 3.3D(i) shall be computed on the basis of a 365 or 366-day year, as the case may be, for the actual number of days elapsed in the period during which it accrues and shall be payable on the Reimbursement Date and, if not so paid, shall be payable in accordance with subsection 2.2E.

(ii) Distribution of Interest Payments by Administrative Agent. Promptly upon receipt by Administrative Agent of any payment of interest pursuant to subsection 3.3D(i) with respect to a payment under a Letter of Credit, (a) Administrative Agent shall distribute to (x) each Revolving Lender (including the Revolving Lender that paid such drawing), out of the interest received by Administrative Agent in respect of the period from the date such drawing is honored to but excluding the date on which the applicable Issuing Lender is reimbursed for the amount of such payment (including any such reimbursement out of the proceeds of Revolving Loans pursuant to subsection 3.3B), the amount that such Revolving Lender would have been entitled to receive in respect of the letter of credit fee that would have been payable in respect of such Letter of Credit for such period pursuant to subsection 3.2 if no drawing had been honored under such Letter of Credit and (y) such Issuing Lender the amount, if any, remaining after payment of the amounts applied pursuant to the immediately preceding clause (x), and (b) in the event such Issuing Lender shall have been reimbursed by other Revolving Lenders pursuant to subsection 3.3C(i) for all or any portion of such payment, Administrative Agent shall distribute to each Revolving Lender (including such Issuing Lender) that has paid all amounts payable by it under subsection 3.3C(i) with respect to such payment such Revolving Lender’s Pro Rata Share of any interest received by Administrative Agent in respect of that portion of such payment so made by Revolving Lenders for the period from the date on which such Issuing Lender was so reimbursed to but excluding the date

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on which such portion of such payment is reimbursed by Company. Any such distribution shall be made to a Revolving Lender at the account specified in subsection 2.4C(iii).

3.4	Obligations Absolute.

The obligation of Company to reimburse each Issuing Lender for payments under the Letters of Credit issued by it and to repay any Revolving Loans made by Revolving Lenders pursuant to subsection 3.3B and the obligations of Revolving Lenders under subsection 3.3C(i) shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances including any of the following circumstances:

(i) any lack of validity or enforceability of any Letter of Credit;

(ii) the existence of any claim, set-off, defense or other right which Company or any Lender may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), any Issuing Lender or other Revolving Lender or any other Person or, in the case of a Revolving Lender, against Company, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between Company or one of its Subsidiaries and the beneficiary for which any Letter of Credit was procured);

(iii) any draft or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

(iv) payment by the applicable Issuing Lender to the beneficiary under any Letter of Credit against presentation of a draft or other document which does not substantially comply with the terms of such Letter of Credit;

(v) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company or any of its Subsidiaries;

(vi) any breach of this Agreement or any other Loan Document by any party thereto;

(vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing; or

(viii) the fact that an Event of Default or a Potential Event of Default shall have occurred and be continuing;

provided, in each case, that payment by the applicable Issuing Lender under the applicable Letter of Credit shall not have constituted gross negligence or willful misconduct of such Issuing Lender under the circumstances in question (as determined by a final judgment of a court of competent jurisdiction).

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3.5	Nature of Issuing Lenders’ Duties.

As between Company and any Issuing Lender, Company assumes all risks of the acts and omissions of, or misuse of the Letters of Credit issued by such Issuing Lender by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, such Issuing Lender shall not be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of any such Letter of Credit to comply fully with any conditions required in order to draw upon such Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, electronic transmission or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of such Issuing Lender, including any act or omission by a Government Authority, and none of the above shall affect or impair, or prevent the vesting of, any of such Issuing Lender’s rights or powers hereunder.

In furtherance and extension and not in limitation of the specific provisions set forth in the first paragraph of this subsection 3.5, any action taken or omitted by any Issuing Lender under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not put such Issuing Lender under any resulting liability to Company.

Notwithstanding anything to the contrary contained in this subsection 3.5, Company shall retain any and all rights it may have against any Issuing Lender for any liability arising solely out of the gross negligence or willful misconduct of such Issuing Lender, as determined by a final judgment of a court of competent jurisdiction.

Section 4. CONDITIONS TO EFFECTIVENESS AND REVOLVING LOANS AND LETTERS OF CREDIT

4.1	Conditions to Effectiveness.

This Agreement shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Effective Date”):

A. Loan Party Documents. On or before the Effective Date, Company shall, and shall cause each other Loan Party to, deliver to Administrative Agent the following with respect to Company or such Loan Party, as the case may be, each, unless otherwise noted, dated the Effective Date:

(i) Copies of the Organizational Documents of such Person, certified by the Secretary of State of its jurisdiction of organization or, if such document is of a type that may not be so certified, certified by the secretary or similar officer of the applicable Loan Party, together with a good standing certificate from the Secretary of State of its jurisdiction of organization and each other state in which such Person is qualified to do business and, to the extent generally available, a certificate or other evidence of good standing as to payment of any applicable franchise or similar Taxes from the appropriate taxing authority of each of such jurisdictions, each dated a recent date prior to the Effective Date;

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(ii) Resolutions of the Governing Body of such Person approving and authorizing the execution, delivery and performance of the Loan Documents to which it is a party, certified as of the Effective Date by the secretary or similar officer of such Person as being in full force and effect without modification or amendment;

(iii) Signature and incumbency certificates of the officers of such Person executing the Loan Documents to which it is a party;

(iv) Executed originals of the Amendment and Restatement Agreement and any other document to be executed by a Loan Party hereunder; and

(v) Such other documents as Administrative Agent may reasonably request.

B. Fees. Company shall have paid to Administrative Agent, for distribution (as appropriate) to Administrative Agent and Lenders, the fees payable on the Effective Date referred to in subsection 2.3, and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed by Company hereunder or under any Loan Document.

C. Representations and Warranties; Performance of Agreements. Company shall have delivered to Administrative Agent an Officer’s Certificate, in form and substance reasonably satisfactory to Administrative Agent, to the effect that the representations and warranties in Section 5 and in the other Loan Documents are true, correct and complete in all material respects on and as of the Effective Date to the same extent as though made on and as of that date (or, to the extent such representations and warranties specifically relate to an earlier date, that such representations and warranties were true, correct and complete in all material respects on and as of such earlier date) and that Company shall have performed in all material respects all agreements and satisfied all conditions which this Agreement provides shall be performed or satisfied by it on or before the Effective Date except as otherwise disclosed to and agreed to in writing by Administrative Agent; provided that, if a representation and warranty, covenant or condition is qualified as to materiality, the applicable materiality qualifier set forth in this subsection 4.1C shall be disregarded with respect to such representation and warranty, covenant or condition for purposes of this condition.

D. Financial Statements; Pro Forma Financial Statements; Financial Plans.

(i) Financial Statements; Pro Forma Financial Statements. On or before the Effective Date, Administrative Agent shall have received from Company for distribution

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to Lenders (a) audited financial statements of Company and its Subsidiaries for Fiscal Years 2007, 2008 and 2009, consisting of the consolidated balance sheet and the related consolidated statements of income and cash flows for such Fiscal Years and (b) unaudited financial statements of Company and its Subsidiaries for each Fiscal Quarter ending after December 31, 2009 but before 45 days prior to the Effective Date, and, consisting of the consolidated balance sheet and the related consolidated statements of income and cash flows for the applicable period ending the last day of such Fiscal Quarter, in each case in reasonable detail and certified by the chief financial officer of Company that they fairly present the financial condition of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments.

(ii) Financial Plans. On or before the Effective Date, Administrative Agent shall have received for distribution to Lenders, a consolidated plan and financial forecast for Fiscal Years 2010 through 2015 and summary information for each Fiscal Quarter beginning with the Fiscal Quarter ending June 30, 2010 and through the Fiscal Quarter ending March 31, 2012, including (a) forecasted consolidated balance sheet and forecasted consolidated statements of income and cash flows of Company and its Subsidiaries for each such Fiscal Year, together with an explanation of the assumptions on which such forecasts are based and (b) such other information and projections as any Lender may reasonably request.

E. Opinions of Counsel to Loan Parties. Administrative Agent shall have received, on behalf of itself, Collateral Agent and Lenders, one or more favorable written opinions of (i) Latham & Watkins LLP, counsel for Loan Parties, and (ii) as may be requested by Administrative Agent in its sole discretion, such other local counsel from among those listed on Schedule 4.1E, in each case in form and substance reasonably satisfactory to Administrative Agent and its counsel, dated as of the Effective Date and setting forth substantially the matters in the opinions designated in Exhibit VIII annexed hereto and as to such other matters as Administrative Agent acting on behalf of Lenders may reasonably request (this Agreement constituting a written request by Company to such counsel to deliver such opinions).

F. Solvency Assurances. On the Effective Date, Administrative Agent shall have received an Officer’s Certificate signed by the chief financial officer of Company dated the Effective Date, substantially in the form of Exhibit X annexed hereto and with appropriate attachments, in each case demonstrating that, after giving effect to the consummation of the transactions contemplated by the Loan Documents, Company and Subsidiary Guarantors on a consolidated basis will be Solvent.

G. Evidence of Insurance. Administrative Agent shall have received a certificate from Company’s insurance broker or other evidence reasonably satisfactory to it that all insurance required to be maintained pursuant to subsection 6.4 is in full force and effect and that Collateral Agent on behalf of Lenders has been named as additional insured and/or loss payee thereunder to the extent required under subsection 6.4.

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H. Necessary Governmental Authorizations and Consents; Expiration of Waiting Periods, Etc. Company shall have obtained all Governmental Authorizations, Healthcare Authorizations and all consents of other Persons, in each case that are necessary or advisable in connection with the Transactions and the other transactions contemplated by the Loan Documents and the continued operation of the business conducted by Company and its Subsidiaries in substantially the same manner as conducted prior to the Effective Date. Each such Governmental Authorization, Healthcare Authorization and consent shall be in full force and effect, except in a case where the failure to obtain or maintain a Governmental Authorization, Healthcare Authorization or consent, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

I. Security Interests in Personal and Mixed Property. Administrative Agent shall have received evidence reasonably satisfactory to it that Company and Subsidiary Guarantors shall have taken or caused to be taken all such actions, executed and delivered or caused to be executed and delivered all such agreements, documents and instruments, and made or caused to be made all such filings and recordings that may be necessary or, in the opinion of Administrative Agent, desirable in order to create in favor of Collateral Agent, for the benefit of Beneficiaries, a valid and (upon such filing and recording) perfected First Priority security interest in the entire personal and mixed property Collateral. Such actions shall include the following:

(i) Stock Certificates and Instruments. To the extent not previously delivered to Collateral Agent, delivery to Collateral Agent of (a) certificates (which certificates shall be accompanied by irrevocable undated stock powers, duly endorsed in blank and otherwise reasonably satisfactory in form and substance to Collateral Agent) representing all certificated Equity Interests pledged pursuant to the Security Agreement and any Foreign Pledge Agreement (Administrative Agent and Lenders acknowledge that such pledge will not cover any Equity Interests in Fountain View Reinsurance, Inc.) and (b) all promissory notes or other instruments (duly endorsed, where appropriate, in a manner satisfactory to Collateral Agent) evidencing any Collateral; and

(ii) UCC Financing Statements and Fixture Filings. To the extent not previously delivered to Collateral Agent, delivery to Collateral Agent of duly completed UCC financing statements and/or amendments thereto and, where appropriate, fixture filings, with respect to all personal and mixed property Collateral of such Loan Party, for filing in all jurisdictions as may be necessary or, in the opinion of Administrative Agent or Collateral Agent, desirable to perfect or continue the perfection of the security interests created in such Collateral pursuant to the Collateral Documents.

J. Perfection Certificate. Collateral Agent shall have received a Perfection Certificate with respect to Loan Parties dated the Effective Date and duly executed by an Officer of Company.

K. Patriot Act Compliance. At least five Business Days prior to the Effective Date, Administrative Agent shall have received all documentation and other information required by bank regulatory authorities under the applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the Patriot Act and requested by Administrative Agent or any Lender.

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L. Material Adverse Effect. No event, change or condition shall have occurred since December 31, 2009 that, individually or in the aggregate, has had, or could reasonably be expected to have, a material adverse effect on the assets, properties, financial condition, business or results of operations of Company and its Subsidiaries, taken as a whole.

M. Security Agreement. The Collateral Documents shall have been duly executed by each Loan Party that is to be a party thereto and shall be in full force and effect. Collateral Agent, on behalf of Beneficiaries shall have a security interest in the Collateral of the type and priority described in each Collateral Documents.

N. Ratings. On or before the Effective Date, (i) the credit facilities contemplated hereby shall have received public ratings from both S&P and Moody’s, (ii) Company shall have obtained or confirmed a public corporate rating from S&P and a public corporate family rating from Moody’s.

O. Completion of Proceedings. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be reasonably satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

P. Repayment. All principal, interest, fees and other amounts due or outstanding to Previous Lenders in connection with the Existing Credit Agreement (other than Unasserted Obligations) shall have been paid in full substantially simultaneously with the Effective Date, and immediately after giving effect to the Transactions, Company and the Subsidiary shall have outstanding no Indebtedness other than Indebtedness permitted pursuant to Section 7.1.

Q. Consolidated Leverage Ratio and Consolidated Fixed Charge Coverage Ratio. Administrative Agent shall have received a certificate from the chief financial officer of Company demonstrating in reasonable detail the calculation of the Consolidated Leverage Ratio and Consolidated Fixed Charge Coverage Ratio as of such date.

R. No Default. As of the Effective Date, no Potential Event of Default or Event of Default shall have occurred and be continuing or result from the consummation of the Transactions. Administrative Agent shall have received an Officer’s Certificate as to the foregoing.

4.2	Conditions to All Loans.

The obligation of each Lender to make its Loans on each Funding Date are subject to the following conditions precedent:

A. Administrative Agent shall have received before that Funding Date, in accordance with the provisions of subsection 2.1B, a duly executed Notice of Borrowing, in each case signed by a duly authorized Officer of Company.

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B. As of that Funding Date:

(i) The representations and warranties contained herein and in the other Loan Documents shall be true, correct and complete in all material respects on and as of that Funding Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date; provided, that, if a representation and warranty is qualified as to materiality, the materiality qualifier set forth in this subsection 4.2B(i) shall be disregarded with respect to such representation and warranty, for purposes of this condition;

(ii) No event shall have occurred and be continuing or would result from the consummation of the borrowing contemplated by such Notice of Borrowing that would constitute an Event of Default or a Potential Event of Default;

(iii) No order, judgment or decree of any arbitrator or Government Authority shall purport to enjoin or restrain such Lender from making the Loans to be made by it on that Funding Date;

(iv) Company shall have delivered such other certificates or documents that Administrative Agent shall reasonably request, in form and substance reasonably satisfactory to Administrative Agent; and

(v) Unless and until the Senior Subordinated Note Indenture shall have been satisfied and discharged, if after giving effect to the making of the Loans and the use of proceeds thereof, the aggregate amount of Obligations would exceed the maximum amount of “Senior Credit Facilities” Indebtedness permitted to be incurred pursuant to Section 4.03(b)(1) of the Senior Subordinated Note Indenture, Company shall have delivered a certificate, signed by an Officer of Company, with calculations in reasonable detail demonstrating (if such demonstration is requested by Administrative Agent) that the incurrence of the Loans by Company would then be permitted by the Senior Subordinated Notes Indenture.

4.3	Conditions to Letters of Credit.

The issuance of any Letter of Credit hereunder (whether or not the applicable Issuing Lender is obligated to issue such Letter of Credit) is subject to the following conditions precedent:

A. On or before the date of issuance of such Letter of Credit, Administrative Agent shall have received, in accordance with the provisions of subsection 3.1B(i), an originally executed Request for Issuance (or a facsimile copy thereof) in each case signed by a duly authorized Officer of Company, together with all other information specified in subsection 3.1B(i) and such other documents or information as the applicable Issuing Lender may reasonably require in connection with the issuance of such Letter of Credit.

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B. On the date of issuance of such Letter of Credit, all conditions precedent described in subsection 4.2B shall be satisfied to the same extent as if the issuance of such Letter of Credit were the making of a Loan and the date of issuance of such Letter of Credit were a Funding Date.

Section 5. COMPANY’S REPRESENTATIONS AND WARRANTIES

In order to induce Lenders to enter into this Agreement and to purchase and to make the Loans, to induce Issuing Lenders to issue Letters of Credit and to induce Revolving Lenders to purchase participations therein, Company represents and warrants to each Lender:

5.1	Organization, Powers, Qualification, Good Standing, Business and Subsidiaries.

A. Organization and Powers. Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization as specified in Schedule 5.1 annexed hereto. Company has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents to which it is a party and to carry out the transactions contemplated thereby.

B. Qualification and Good Standing. Company is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified or in good standing has not had and could not reasonably be expected to result in a Material Adverse Effect.

C. Conduct of Business. Company and its Subsidiaries are engaged only in the businesses permitted to be engaged in pursuant to subsection 7.10.

D. Subsidiaries. All of the Subsidiaries of Company as of the Effective Date and their jurisdictions of organization are identified in Schedule 5.1 annexed hereto, as said Schedule 5.1 may be supplemented from time to time pursuant to the provisions of subsection 6.1(xiii). The Equity Interests of each of the Subsidiaries of Company identified in Schedule 5.1 annexed hereto (as so supplemented) is duly authorized, validly issued, fully paid and nonassessable and none of such Equity Interests constitutes Margin Stock. Each of the Subsidiaries of Company identified in Schedule 5.1 annexed hereto (as so supplemented) is a corporation, partnership, trust or limited liability company duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization set forth therein, has all requisite power and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted, and is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, in each case except where failure to be so qualified or in good standing or a lack of such power and authority has not had and could not reasonably be expected to result in a Material Adverse Effect. Schedule 5.1 annexed hereto (as so supplemented) correctly sets forth the ownership interest of Company and each of its Subsidiaries in each of the Subsidiaries of Company identified therein.

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5.2	Authorization of Borrowing, etc.

A. Authorization of Borrowing. The execution, delivery and performance of the Loan Documents have been duly authorized by all necessary action on the part of each Loan Party that is a party thereto.

B. No Conflict. The execution, delivery and performance by Loan Parties of the Loan Documents to which they are parties and the consummation of the transactions contemplated by the Loan Documents do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Organizational Documents of Company or any of its Subsidiaries or any order, judgment or decree of any court or other Government Authority binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of Collateral Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the Effective Date and except, in each case, to the extent such violation, conflict, Lien or failure to obtain such approval or consent could not reasonably be expected either individually or in the aggregate to result in a Material Adverse Effect.

C. Governmental Consents. The execution, delivery and performance by Loan Parties of the Loan Documents to which they are parties and the consummation of the transactions contemplated by the Loan Documents do not and will not require any Governmental Authorizations or notice to, or other action to, with or by, any Government Authority or registration, consent or approval or other action under any Healthcare Regulations, except for such Governmental Authorizations, registrations, consents, approvals or notices which will be obtained or taken on or before the Effective Date or the failure to obtain which could not reasonably be expected either individually or in the aggregate to result in a Material Adverse Effect.

D. Binding Obligation. Each of the Loan Documents has been duly executed and delivered by each Loan Party that is a party thereto and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

E. Healthcare Authorizations. Except in each case as is not reasonably likely to have, either individually or in the aggregate, a Material Adverse Effect, all Healthcare Authorizations have been duly obtained and are in full force and effect without any known conflict with the rights of others and free from any restrictions. Except in each case as is not

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reasonably likely to have, either individually or in the aggregate, a Material Adverse Effect, none of Company or any of its Subsidiaries has received any written notice or other written communications from any Government Authority regarding (i) any revocation, withdrawal, suspension, termination or modification of, or the imposition of any material conditions with respect to, any Healthcare Authorizations, (ii) any violation by Company or any of its Subsidiaries of any applicable Law (including any Environmental Law or Healthcare Regulation) or (iii) any other limitations on the conduct of business by Company or any of its Subsidiaries.

5.3	Financial Condition.

All financial statements delivered pursuant to subsection 4.1D(i) were prepared in conformity with GAAP and fairly present, in all material respects, the financial position (on a consolidated basis) of the entities described in such financial statements as at the respective dates thereof and the results of operations and cash flows (on a consolidated basis) of the entities described therein for each of the periods then ended, subject, in the case of any such unaudited financial statements, to changes resulting from audit and normal year-end adjustments. Neither Company nor any of its Subsidiaries has any Contingent Obligation, contingent liability or liability for Taxes, long-term lease or unusual forward or long-term commitment that, as of the Effective Date, is not reflected in the foregoing financial statements or the notes thereto and, as of any Funding Date subsequent to the Effective Date, is not reflected in the most recent financial statements delivered to Lenders pursuant to subsection 6.1 or the notes thereto and that, in any such case, is material in relation to the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company or any of its Subsidiaries.

5.4	No Material Adverse Effect; No Restricted Junior Payments.

Since December 31, 2009, no event or change has occurred that has resulted in or evidences, either in any case or in the aggregate, a Material Adverse Effect. Neither Company nor any of its Subsidiaries has directly or indirectly declared, ordered, paid or made, or set apart any sum or property for, any Restricted Junior Payment or agreed to do so except as permitted by subsection 7.5.

5.5	Title to Properties; Liens; Real Property; Intellectual Property.

A. Title to Properties; Liens. Company and its Subsidiaries have (i) good, sufficient and legal title to (in the case of fee interests in real property), (ii) valid leasehold interests in (in the case of leasehold interests in real or personal property), or (iii) good title to (in the case of all other personal property), all of their respective properties and assets reflected in the financial statements referred to in subsection 5.3 or in the most recent financial statements delivered pursuant to subsection 6.1, in each case except for assets disposed of since the date of such financial statements in the ordinary course of business or as otherwise permitted under subsection 7.7. Except as permitted by this Agreement, all such properties and assets are free and clear of Liens.

B. Real Property. As of the Effective Date, Schedule 5.5B annexed hereto contains a true, accurate and complete list of (i) all fee interests in any Real Property Assets and (ii) all leases, subleases or assignments of leases (together with all amendments, modifications,

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supplements, renewals or extensions of any thereof) affecting each Real Property Asset, regardless of whether a Loan Party is the landlord or tenant (whether directly or as an assignee or successor in interest) under such lease, sublease or assignment. Except as specified in Schedule 5.5B annexed hereto, each agreement listed in clause (ii) of the immediately preceding sentence is in full force and effect and Company does not have knowledge of any material default that has occurred and is continuing thereunder, and each such agreement constitutes the legally valid and binding obligation of each applicable Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles.

C. Intellectual Property. As of the Effective Date, Company and its Subsidiaries own or have the right to use, all Intellectual Property used in the conduct of their business, except where the failure to own or have such right to use in the aggregate could not reasonably be expected to result in a Material Adverse Effect. No claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does Company know of any valid basis for any such claim, except for such claims that in the aggregate could not reasonably be expected to result in a Material Adverse Effect. The use of such Intellectual Property by Company and its Subsidiaries does not infringe on the rights of any Person, except for such claims and infringements that, in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. All federal, state and foreign registrations of and applications for Intellectual Property, and all unregistered Intellectual Property, that are owned or licensed by Company or any of its Subsidiaries on the Effective Date are described on Schedule 5.5C annexed hereto.

5.6	Litigation; Adverse Facts.

Except as set forth in Schedule 5.6 annexed hereto, there are no Proceedings (whether or not purportedly on behalf of Company or any of its Subsidiaries) at law or in equity, before or by any court or other Government Authority (including any Environmental Claims) that are pending or, to the knowledge of Company, threatened against or affecting Company or any of its Subsidiaries or any property of Company or any of its Subsidiaries that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. Neither Company nor any of its Subsidiaries (i) is in violation of any Healthcare Authorizations or any applicable Laws (including Environmental Laws and Healthcare Regulations) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, or (ii) is subject to or in default with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any court or other Government Authority, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

5.7	Payment of Taxes.

A. Except to the extent permitted by subsection 6.3, all material Tax returns and reports of Company and its Subsidiaries required to be filed by any of them have been timely filed, and all Taxes due and payable and all assessments, fees and other governmental charges upon Company and its Subsidiaries and upon their respective properties, assets, income, businesses and franchises that are due and payable have been paid when due and payable (taking

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into account any extensions). Company knows of no proposed tax assessment against Company or any of its Subsidiaries that could reasonably be expected to result in a Material Adverse Effect and is not being actively contested by Company or such Subsidiary in good faith and by appropriate proceedings; provided that such reserves or other appropriate provisions, if any, as shall be required in conformity with GAAP shall have been made or provided therefor.

B. As of the Effective Date, (i) Company intends that no Senior Subordinated Notes will remain outstanding on October 14, 2013, and (ii) based on Company’s understanding of the facts and circumstances, Company expects with a high degree of likelihood to be able to issue additional Indebtedness or Equity Interests and use the proceeds thereof to retire the Senior Subordinated Notes such that no Senior Subordinated Notes will remain outstanding on October 14, 2013.

5.8	Performance of Agreements.

Neither Company nor any of its Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of its Contractual Obligations, and no condition exists that, with the giving of notice or the lapse of time or both, would constitute such a default, except where the consequences, direct or indirect, of such default or defaults, if any, could not reasonably be expected to result in a Material Adverse Effect.

5.9	Governmental Regulation.

Neither Company nor any of its Subsidiaries is subject to regulation under the Federal Power Act, the Interstate Commerce Act or the Investment Company Act of 1940 or under any other federal or state statute or regulation which may limit its ability to incur Indebtedness or which may otherwise render all or any portion of the Obligations unenforceable.

5.10	Securities Activities.

A. Neither Company nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.

B. Following application of the proceeds of each Loan, not more than 25% of the value of the assets (either of Company only or of Company and its Subsidiaries on a consolidated basis) subject to the provisions of subsection 7.2 or 7.7 or subject to any restriction contained in any agreement or instrument, between Company and any Lender or any Affiliate of any Lender, relating to Indebtedness and within the scope of subsection 8.2, will be Margin Stock.

5.11	Employee Benefit Plans.

A. Company and each of its Subsidiaries are in compliance in all material respects with all applicable provisions and requirements of ERISA and the regulations thereunder with respect to each Employee Benefit Plan (other than a Multiemployer Plan), and have performed all their obligations in all material respects under each Employee Benefit Plan. Each Employee Benefit Plan (other than a Multiemployer Plan) that is intended to qualify under Section 401(a) of the Internal Revenue Code is so qualified.

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B. No ERISA Event has occurred or is reasonably expected to occur.

C. Except to the extent required under Section 4980B of the Internal Revenue Code or other applicable Law, or except as set forth in Schedule 5.11 annexed hereto, no Employee Benefit Plan provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of Company or any of its Subsidiaries.

D. As of the date of the most recent actuarial valuation for any Pension Plan, the amount equal to the accrued liability, less the actuarial value of assets, of such Pension Plan (in each case, as determined under such actuarial valuation for funding purposes), individually or in the aggregate for all Pension Plans (excluding for purposes of such computation any Pension Plans with respect to which the actuarial value of assets exceeds the accrued liability, as so determined), does not exceed $12,500,000.

E. As of the date of the most recent actuarial valuation for each Multiemployer Plan for which the actuarial report is available, the potential withdrawal liability of Company, its Subsidiaries and their respective ERISA Affiliates for a complete withdrawal from such Multiemployer Plan (within the meaning of Section 4203 of ERISA), when aggregated with such potential withdrawal liability for a complete withdrawal from all Multiemployer Plans, based on information available pursuant to Section 4221(e) of ERISA, does not exceed $12,500,000.

5.12	Certain Fees.

Except for fees referred to in subsection 2.3B and amounts owed to Lead Arrangers in connection with this Agreement, no broker’s or finder’s fee or commission will be payable with respect to this Agreement or any of the transactions contemplated hereby, and Company hereby indemnifies Lenders against, and agrees that it will hold Lenders harmless from, any claim, demand or liability for any such broker’s or finder’s fees alleged to have been incurred in connection herewith or therewith and any expenses (including reasonable fees, expenses and disbursements of counsel) arising in connection with any such claim, demand or liability.

5.13	Environmental Protection.

Except as set forth in Schedule 5.13 annexed hereto:

(i) neither Company nor any of its Subsidiaries nor any of their respective Facilities or operations are subject to any Environmental Claim that could reasonably be expected to result in a Material Adverse Effect;

(ii) there are and, to Company’s knowledge, have been no conditions, occurrences, or Hazardous Materials Activities that could reasonably be expected to form the basis of an Environmental Claim against Company or any of its Subsidiaries that could reasonably be expected to result in a Material Adverse Effect;

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(iii) neither Company nor any of its Subsidiaries nor, to Company’s knowledge, any predecessor of Company or any of its Subsidiaries has filed any notice under any Environmental Law indicating past or present treatment, disposal or Release of Hazardous Materials at any Facility, and none of Company’s or any of its Subsidiaries’ operations involves the generation, transportation, treatment, storage or disposal of Hazardous Materials except in the ordinary course of business and in compliance with applicable law;

(iv) compliance with all current or reasonably foreseeable future requirements pursuant to or under Environmental Laws would not, individually or in the aggregate, be reasonably expected to result in a Material Adverse Effect.

5.14	Employee Matters.

There is no strike or work stoppage in existence or threatened involving Company or any of its Subsidiaries that could reasonably be expected to result in a Material Adverse Effect.

5.15	Solvency.

Each Loan Party is and, upon the incurrence of any Obligations by such Loan Party on any date on which this representation is made, will be, Solvent.

5.16	Matters Relating to Collateral.

A. Creation, Perfection and Priority of Liens. The execution and delivery of the Collateral Documents by Loan Parties, together with (i) the actions taken to date pursuant to the Existing Credit Agreement and subsections 4.1I, 6.8 and 6.9 hereof and (ii) the delivery to Collateral Agent of any Pledged Collateral not delivered to Collateral Agent at the time of execution and delivery of the applicable Collateral Document (all of which Pledged Collateral has been so delivered) are effective to create or to continue in favor of Collateral Agent for the benefit of Beneficiaries, as security for the respective Secured Obligations, a valid First Priority Lien on all of the Collateral (except as indicated in the applicable Collateral Document), and all filings and other actions necessary or desirable to perfect and maintain the perfection and First Priority status of such Liens have been duly made or taken and remain in full force and effect, other than the filing of any UCC financing statements and PTO filings delivered to Collateral Agent on the Effective Date for filing (but not yet filed), the periodic filing of UCC continuation statements in respect of UCC financing statements filed by or on behalf of Collateral Agent and the amendments or modifications to the Mortgages described in subsection 6.9(D) or permitted alternatives thereto.

B. Governmental Authorizations. No authorization, approval or other action by, and no notice to or filing with, any Government Authority is required for either (i) the pledge or grant by any Loan Party of the Liens purported to be created in favor of Collateral Agent pursuant to any of the Collateral Documents or (ii) the exercise by Administrative Agent or Collateral Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created pursuant to any of the Collateral Documents or created or provided for by applicable law), except for filings or recordings contemplated by the Collateral Documents and except as may be required, in connection with the disposition of any Pledged Collateral, by laws generally affecting the offering and sale of securities.

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C. Absence of Third-Party Filings. Except such as may have been filed in favor of Collateral Agent as contemplated by the Collateral Documents and to evidence permitted lease obligations and other Liens permitted pursuant to subsection 7.2, (i) no effective UCC financing statement, fixture filing or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office and (ii) no effective filing covering all or any part of the IP Collateral is on file in any IP Filing Office.

D. Margin Regulations. The pledge of the Pledged Collateral pursuant to the Collateral Documents does not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

E. Information Regarding Collateral. All information supplied to Administrative Agent or Collateral Agent by or on behalf of any Loan Party with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects.

F. Accounts. The Accounts of Company and its Subsidiaries represent sales actually made in the ordinary course of business, and are, in all material respects, current and fully collectible net of reserves shown on the financial statements delivered to Administrative Agent pursuant to subsection 4.1D (which reserves are adequate and were calculated on a basis consistent with GAAP and past practices). The Accounts have, in all material respects, been appropriately adjusted to reflect current reimbursement policies of Government Reimbursement Programs and Nongovernmental Payors. The Accounts, adjusted as set forth above, relating to third party payors, do not exceed in any material respects amounts Company reasonably believes it or a Subsidiary is entitled to receive, under any capitalization arrangement, fee schedule, discount formula, cost based reimbursement or other adjustment or limitation to the usual charges of Company and its Subsidiaries.

5.17	Disclosure.

No representation or warranty of Company or any of its Subsidiaries contained in the Confidential Information Memorandum, in any Loan Document or in any other document, certificate or written statement furnished to Lenders by or on behalf of Company or any of its Subsidiaries for use in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state a material fact (known to Company, in the case of any document or information not furnished by it) necessary in order to make the statements contained herein or therein not materially misleading in light of the circumstances in which the same were made. Any projections and pro forma financial information contained in such materials are based upon good faith estimates and assumptions believed by Company to be reasonable at the time made, it being recognized by Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results.

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5.18	Subordinated Indebtedness.

The Obligations constitute senior indebtedness that is entitled to the benefits of the subordination provisions, if any, of all Subordinated Indebtedness.

5.19	Reporting to IRS.

Company does not intend to treat the Loans and related transactions as being a “reportable transaction” (within the meaning of Treasury Regulation Section 1.6011-4). In the event Company determines to take any action inconsistent with such intention, it will promptly notify Administrative Agent thereof.

Company acknowledges that one or more Lenders may treat their Loans as part of a transaction that is subject to Treasury Regulation Section 1.6011-4 or Section 301.6112-1, and Administrative Agent and such Lender or Lenders, as applicable, may file such IRS forms or maintain such lists and other records as they may determine is required by such Treasury Regulations.

5.20	Healthcare Matters.

Company and each of its Subsidiaries has developed and implemented a Compliance Program. Neither Company nor any of its Subsidiaries (i) is a party to a corporate integrity agreement, (ii) has reporting obligations pursuant to a settlement agreement entered into with a Governmental Authority, (iii) to Company’s best knowledge, has been the subject of any investigation conducted by any federal or state enforcement agency, (iv) to Company’s best knowledge, has been a defendant in any qui tam/false claims act litigation and (v) has been served with or received any written search warrant, subpoena, civil investigative demand or contact letter from any federal or state enforcement agency, except in each case where such event or circumstance could not reasonably be expected to have Material Adverse Effect.

5.21	Reimbursement; Nongovernmental Payors.

A. The healthcare Facilities operated by Company and its Subsidiaries and the services provided at such Facilities are qualified for participation in the Government Reimbursement Programs, and Company and its Subsidiaries are entitled to reimbursement under the Government Reimbursement Programs for services rendered to qualified beneficiaries, and Company and its Subsidiaries and the healthcare Facilities operated by Company and its Subsidiaries comply in all material respects with the conditions of participation in all Government Reimbursement Programs and related contracts. Company and its Subsidiaries are in compliance in all material respects with contracts with Nongovernmental Payors and are entitled to reimbursement under such contracts.

B. With respect to Government Reimbursement Programs and contracts with Nongovernmental Payors, (i) no notice of any offsets against future reimbursement has been received by Company or any of its Subsidiaries, nor to the knowledge of Company, is there any reasonable basis therefor, except with respect to offsets in the ordinary course of business that could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (ii) there are no pending appeals, adjustments, challenges, audits, litigation,

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notices of intent to reopen or open completed payments and/or cost reports, except such adjustments made in the ordinary course of business that could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, and (iii) neither Company nor any of its Subsidiaries has received notice of pending, threatened or possible suspension, exclusion, decertification or other loss of participation which could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

5.22	Foreign Assets Control Regulations, etc.

Neither the making of the Loans to, or issuance of a Letter of Credit on behalf of, Company nor its use of the proceeds thereof will violate in any material respect the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto. Without limiting the foregoing, neither Company nor any of its Subsidiaries or Affiliates (a) is or will become a Person whose property or interests in property are blocked pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) or (b) to its knowledge engages or will engage in any dealings or transactions, or be otherwise associated, with any such Person. Company and its Subsidiaries and Affiliates are in compliance, in all material respects, with the Uniting And Strengthening America By Providing Appropriate Tools Required To Intercept And Obstruct Terrorism (USA Patriot Act of 2001).

Section 6. COMPANY’S AFFIRMATIVE COVENANTS

Company covenants and agrees that, so long as any of the Commitments hereunder shall remain in effect and until payment in full of all of the Loans and other Obligations (other than Unasserted Obligations) and the cancellation or expiration of all Letters of Credit, unless Requisite Lenders shall otherwise give prior written consent, Company shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 6.

6.1	Financial Statements and Other Reports.

Company will maintain, and cause each of its Subsidiaries to maintain, a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP. Company will deliver to Administrative Agent for distribution to Lenders:

(i) Events of Default, etc.: promptly upon any officer of Company obtaining knowledge (a) of any condition or event that constitutes an Event of Default or Potential Event of Default, (b) that any Person has given any notice to Company or any of its Subsidiaries or taken any other action with respect to a claimed default or event or condition of the type referred to in subsection 8.2, or (c) of the occurrence of any event or change that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect, an Officer’s Certificate specifying the nature and period of existence of such condition, event or change, or specifying the notice given or action taken by any such Person and the nature of such claimed Event of Default, Potential Event of Default, default, event or condition, and what action Company has taken, is taking and proposes to take with respect thereto;

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(ii) Quarterly Financials: on or before the date on which such financial statements are required or permitted to be filed with the Securities and Exchange Commission with respect to each of the first three Fiscal Quarters of each Fiscal Year of Company (or, if such financial statements are not required to be filed with the Securities and Exchange Commission, on or before the date that is 45 days after the end of each such Fiscal Quarter), (a) the consolidated balance sheet of Company and its Subsidiaries as at the end of such Fiscal Quarter and the related consolidated statements of income and cash flows of Company and its Subsidiaries for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the Financial Plan for the current Fiscal Year, to the extent prepared for such Fiscal Quarter, all in reasonable detail and certified by the chief financial officer, controller or treasurer of Company that they fairly present, in all material respects, the financial condition of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments, and (b) a narrative report describing the operations of Company and its Subsidiaries in the form prepared for presentation to senior management for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter; provided, however, that so long as Company is required to file reports under Section 13 of the Exchange Act, the requirements of this paragraph shall be deemed satisfied by the delivery of the quarterly financial statements of Company on Form 10-Q for the relevant Fiscal Quarter, signed by the duly authorized Officer or Officers of Company;

(iii) Year-End Financials: on or before the date on which such financial statements are required or permitted to be filed with the Securities and Exchange Commission (or, if such financial statements are not required to be so filed, on or before the date that is 90 days after the end of each such Fiscal Year of Company), (a) the consolidated balance sheet of Company and its Subsidiaries as at the end of such Fiscal Year and the related consolidated statements of income, stockholders’ equity and cash flows of Company and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year and the corresponding figures from the Financial Plan for the Fiscal Year covered by such financial statements, all in reasonable detail and certified by the chief financial officer, controller or treasurer of Company that they fairly present, in all material respects, the financial condition of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, (b) a narrative report describing the operations of Company and its Subsidiaries in the form prepared for presentation to senior management for such Fiscal Year, and (c) in the case of such consolidated financial statements, a report thereon of Ernst & Young LLP or other independent certified public accountants of recognized national standing selected by Company and reasonably satisfactory to Administrative Agent, which report shall be unqualified as to scope and, shall express no doubts, assumptions or qualifications

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concerning the ability of Company and its Subsidiaries to continue as a going concern, and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards; provided, however, that so long as Company is required to file reports under Section 13 of the Exchange Act, the requirements of clauses (a) and (b) of this paragraph shall be deemed satisfied by the delivery of the annual financial statements of Company on Form 10-K for the relevant Fiscal Year, signed by the duly authorized Officer or Officers of Company;

(iv) Pricing and Compliance Certificates: together with each delivery of financial statements pursuant to subdivisions (ii) and (iii) above, (a) an Officer’s Certificate of Company stating that the signers have reviewed the terms of this Agreement and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and condition of Company and its Subsidiaries during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signers do not have knowledge of the existence as at the date of such Officer’s Certificate, of any condition or event that constitutes an Event of Default or Potential Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action Company has taken, is taking and proposes to take with respect thereto; (b) a Compliance Certificate demonstrating in reasonable detail compliance during and at the end of the applicable accounting periods with the restrictions contained in Section 7, in each case to the extent compliance with such restrictions is required to be tested at the end of the applicable accounting period; and (c) a Pricing Certificate demonstrating in reasonable detail the calculation of the Consolidated Leverage Ratio as of the end of the four Fiscal Quarter period then ended;

(v) Reconciliation Statements: if, as a result of any change in accounting principles and policies from those used in the preparation of the audited financial statements referred to in subsection 5.3, the consolidated financial statements of Company and its Subsidiaries delivered pursuant to subdivisions (ii), (iii) or (xi) of this subsection 6.1 will differ in any material respect from the consolidated financial statements that would have been delivered pursuant to such subdivisions had no such change in accounting principles and policies been made, then, if requested by Administrative Agent (a) together with the first delivery of financial statements pursuant to subdivision (ii), (iii) or (xi) of this subsection 6.1 following such change, consolidated financial statements of Company and its Subsidiaries for (y) the current Fiscal Year to the effective date of such change and (z) the Fiscal Year immediately preceding the Fiscal Year in which such change is made, in each case prepared on a pro forma basis as if such change had been in effect during such periods, and (b) together with each delivery of financial statements pursuant to subdivision (ii), (iii) or (xi) of this subsection 6.1 following such change, if required pursuant to subsection 1.2, a written statement of the chief accounting officer, chief financial officer, controller or treasurer of Company

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setting forth the differences (including any differences that would affect any calculations relating to the financial covenants set forth in subsection 7.6) which would have resulted if such financial statements had been prepared without giving effect to such change;

(vi) Accountants’ Certification: together with each delivery of consolidated financial statements pursuant to subdivision (iii) above, a written statement by the independent certified public accountants giving the report thereon (a) stating whether, in connection with their audit examination, any condition or event that constitutes an Event of Default or Potential Event of Default has come to their attention and, if such a condition or event has come to their attention, specifying the nature and period of existence thereof; provided that such accountants shall not be liable by reason of any failure to obtain knowledge of any such Event of Default or Potential Event of Default that would not be disclosed in the course of their audit examination, and (b) stating that based on their audit examination nothing has come to their attention that causes them to believe either or both that the information contained in the certificates delivered therewith pursuant to subdivision (iv) above is not correct or that the matters set forth in the Compliance Certificates delivered therewith pursuant to clause (b) of subdivision (v) above for the applicable Fiscal Year are not stated in accordance with the terms of this Agreement;

(vii) Accountants’ Reports: promptly upon receipt thereof (unless restricted by applicable professional standards), copies of all reports submitted to Company by independent certified public accountants in connection with each annual, interim or special audit of the financial statements of Company and its Subsidiaries made by such accountants, including any comment letter submitted by such accountants to management in connection with their annual audit;

(viii) Litigation or Other Proceedings: promptly upon any Officer of Company obtaining knowledge of (a) the institution of, or non-frivolous threat of, any Proceeding against or affecting Company or any of its Subsidiaries or any property of Company or any of its Subsidiaries not previously disclosed in writing by Company to Lenders, or (b) any development in any Proceeding that:

(1) with respect to (A) Company’s or any of its Subsidiaries’ qualification or right to participate in any Government Reimbursement Program, (B) the compliance or non-compliance by Company or any of its Subsidiaries with the terms or provisions of any Government Reimbursement Program or any contract with a Nongovernmental Payor or (C) the right of Company or any of its Subsidiaries to receive or retain amounts received or due or to become due from any Government Reimbursement Programs or any Nongovernmental Payor, together with all other such Proceedings, has a reasonable possibility of giving rise to a Material Adverse Effect; or

(2) with respect to any other matter which has a reasonable possibility after giving effect to the coverage and policy limits of insurance policies issued to Company and its Subsidiaries of giving rise to a Material Adverse Effect; or

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(3) seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated hereby;

written notice thereof together with such other information as may be reasonably available to Company to enable Lenders and their counsel to evaluate such matters;

(ix) ERISA Events: promptly upon becoming aware of the occurrence of or forthcoming occurrence of any ERISA Event, a written notice specifying the nature thereof, what action Company, any of its Subsidiaries or any of their respective ERISA Affiliates has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto;

(x) ERISA Notices: with reasonable promptness, copies of (a) all notices received by Company, any of its Subsidiaries or any of their respective ERISA Affiliates from a Multiemployer Plan sponsor concerning an ERISA Event; and (b) copies of such other documents or governmental reports or filings relating to any Employee Benefit Plan as Administrative Agent shall reasonably request;

(xi) Financial Plans: as soon as practicable and in any event no later than 90 days after the beginning of each Fiscal Year, a consolidated plan and financial forecast for such Fiscal Year (the “Financial Plan” for such Fiscal Year), including (a) a forecasted consolidated balance sheet and forecasted consolidated statements of income and cash flows of Company and its Subsidiaries for each such Fiscal Year, together with a pro forma Compliance Certificate for each such Fiscal Year and an explanation of the assumptions on which such forecasts are based, (b) forecasted consolidated statements of income and cash flows of Company and its Subsidiaries for each month of each such Fiscal Year, together with an explanation of the assumptions on which such forecasts are based, and (c) such other information and projections as Administrative Agent may reasonably request;

(xii) Insurance: as soon as practicable after any material change in insurance coverage maintained by Company and its Subsidiaries notice thereof to Administrative Agent specifying the changes and reasons therefor;

(xiii) New Subsidiaries: promptly upon any Person becoming a Subsidiary of Company, a written notice setting forth with respect to such Person (a) the date on which such Person became a Subsidiary of Company and (b) all of the data required to be set forth in Schedule 5.1 annexed hereto with respect to all Subsidiaries of Company (it being understood that such written notice shall be deemed to supplement Schedule 5.1 annexed hereto for all purposes of this Agreement);

(xiv) Healthcare Compliance: Promptly upon any Officer of Company obtaining knowledge of (a) any material claim, audit or complaint received by Company

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or any of its Subsidiaries (excluding malpractice claims, routine or random audits and routine license and certification surveys, unless such surveys include a recommendation that the Government Reimbursement Program certification or license of a Facility should be terminated, revoked or suspended) by or on behalf of a Government Reimbursement Program, other Government Authority or a Nongovernmental Payor relating to the delivery of medical services and payment therefor or billing procedures, or (b) the suspension, termination, revocation, decertification or restriction or proposed suspension, termination, revocation, decertification or restriction of any Healthcare Authorization by any Government Authority which could reasonably be expected to result in a Material Adverse Effect;

(xv) Patriot Act, etc.: with reasonable promptness, information to confirm compliance with the representations contained in subsection 5.22 reasonably requested by any Lender through Administrative Agent; and

(xvi) Other Information: with reasonable promptness, such other information and data with respect to Company or any of its Subsidiaries as from time to time may be reasonably requested by any Lender.

Information required to be delivered pursuant to subdivisions (ii)(a), (iii)(a) and (iii)(c) of this subsection 6.1 shall be deemed to have been delivered on the date on which Company provides notice to Lenders that such information has been posted on Company’s Internet website at the website address listed on the signature page hereof or at another website identified in such notice and accessible to Lenders without charge; provided that Company shall deliver paper copies of such information to any Lender that requests such delivery.

6.2	Existence, Healthcare Authorizations, etc.

Except as permitted under subsection 7.7, Company will, and will cause each of its Subsidiaries to, at all times (i) preserve and keep in full force and effect its existence in the jurisdiction of organization specified on Schedule 5.1 and all rights and franchises material to its business and (ii) maintain and keep in full force and effect its Healthcare Authorizations material to its business; provided, however that neither Company nor any of its Subsidiaries shall be required to preserve or maintain any such right, franchise or Healthcare Authorization if the Governing Body of Company or such Subsidiary shall determine that the preservation or maintenance thereof is no longer desirable in the conduct of the business of Company or such Subsidiary, as the case may be, and that the loss thereof is not disadvantageous in any material respect to Company, such Subsidiary or Lenders.

6.3	Payment of Taxes and Claims; Tax.

Company will, and will cause each of its Subsidiaries to, pay all material Taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or in respect of any of its income, businesses or franchises before any penalty accrues thereon, and all material claims (including material claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of its properties or assets, prior to the time when any penalty or fine shall be incurred with respect

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thereto; provided that no such Tax, assessment, charge or claim need be paid if it is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as (i) such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor and (ii) in the case of a Tax, assessment, charge or claim which has or may become a Lien against any of the Collateral, such proceedings conclusively operate to stay the sale of any portion of the Collateral to satisfy such charge or claim.

6.4	Maintenance of Properties; Insurance; Application of Net Insurance Condemnation Proceeds.

A. Maintenance of Properties. Company will, and will cause each of its Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear excepted, all material properties used or useful in the business of Company and its Subsidiaries (including all Intellectual Property) and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof.

B. Insurance. Company will maintain or cause to be maintained, with financially sound and reputable insurers, such public liability insurance, third party property damage insurance, business interruption insurance and casualty insurance with respect to liabilities, losses or damage in respect of the assets, properties and businesses of Company and its Subsidiaries as may customarily be carried or maintained under similar circumstances by corporations of established reputation engaged in similar businesses, in each case in such amounts (giving effect to self-insurance), with such deductibles, covering such risks and otherwise on such terms and conditions as shall be customary for business entities similarly situated in the industry. Without limiting the generality of the foregoing, Company will maintain or cause to be maintained (i) flood insurance with respect to each Flood Hazard Property that is located in a community that participates in the National Flood Insurance Program, in each case in compliance with any applicable regulations of the Board of Governors of the Federal Reserve System, and (ii) replacement value casualty insurance on the Collateral under such policies of insurance, with such insurance companies, in such amounts, with such deductibles, and covering such risks as are at all times satisfactory to Administrative Agent in its commercially reasonable judgment. Each such policy of insurance shall (a) name Collateral Agent for the benefit of Beneficiaries as an additional insured thereunder as its interests may appear and (b) in the case of each business interruption and casualty insurance policy, contain a loss payable clause or endorsement, reasonably satisfactory in form and substance to Administrative Agent, that names Collateral Agent for the benefit of Beneficiaries as the loss payee thereunder for any covered loss in excess of $1,000,000 and (c) provide for at least 30 days prior written notice to Administrative Agent of any modification or cancellation of such policy.

C. Application of Net Insurance/Condemnation Proceeds.

(i) Business Interruption Insurance. Upon receipt by Company or any of its Subsidiaries of any business interruption insurance proceeds, Company or such Subsidiary may retain and apply such business interruption proceeds for general corporate purposes. Upon receipt by Administrative Agent of any business interruption insurance proceeds, so long as no Event of Default or Potential Event of Default shall have occurred and be continuing, Administrative Agent shall turn over such proceeds to Company to use for general corporate purposes.

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(ii) Other Net Insurance/Condemnation Proceeds. Upon receipt by Company or any of its Subsidiaries or by Administrative Agent as loss payee of any Net Insurance/Condemnation Proceeds other than from business interruption insurance:

(a) so long as no Event of Default or Potential Event of Default shall have occurred and be continuing, Administrative Agent, if it received such Net Insurance/Condemnation Proceeds, shall deliver them to Company, and Company shall, or shall cause one or more of its Subsidiaries to, promptly and diligently apply any such Net Insurance/Condemnation Proceeds to pay or reimburse the costs of repairing, restoring or replacing (including replacing such assets by investing in a different geographical area) the assets in respect of which such Net Insurance/Condemnation Proceeds were received or, to the extent not so applied, to prepay the Loans as provided in subsection 2.4B; and

(b) if at any time (1) an Event of Default or Potential Event of Default shall have occurred and be continuing or (2) Administrative Agent reasonably determines (A) that Company or such Subsidiary is not proceeding diligently with such repair, restoration or replacement, (B) that such repair, restoration or replacement cannot be completed with the Net Insurance/Condemnation Proceeds, together with funds otherwise available to Company for such purpose, or (C) that such repair, restoration or replacement cannot be completed within 270 days after the receipt by Company and/or Administrative Agent of such Net Insurance/Condemnation Proceeds, Administrative Agent, if it holds such Net Insurance/Condemnation Proceeds, is hereby authorized by Company to, and Company, if it or one of its Subsidiaries holds such Net Insurance/Condemnation Proceeds, shall, apply such Net Insurance/Condemnation Proceeds to prepay the Loans as provided in subsection 2.4B and subsection 2.4D.

6.5	Inspection Rights; Lender Meeting.

A. Inspection Rights. Company shall, and shall cause each of its Subsidiaries to, permit any authorized representatives designated by any Lender, at the expense of such Lender, to visit and inspect any of the properties of Company or of any of its Subsidiaries, to inspect, copy and take extracts from its and their financial and accounting records, and to discuss its and their affairs, finances and accounts with its and their officers and independent public accountants (provided that Company may, if it so chooses, be present at or participate in any such discussion), all upon reasonable notice and at such reasonable times during normal business hours and as often as may reasonably be requested or at any time or from time to time following the occurrence and during the continuation of an Event of Default.

B. Lender Meeting. Company will, upon the request of Administrative Agent or Requisite Lenders, participate in a meeting of Administrative Agent and Lenders once during each Fiscal Year to be held at Company’s principal offices (or at such other location as may be agreed to by Company and Administrative Agent) at such time as may be agreed to by Company and Administrative Agent.

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6.6	Compliance with Laws, etc.

Company shall comply, and shall cause each of its Subsidiaries and all other Persons on or occupying any Facilities to comply, with the requirements of all applicable Laws (including all Environmental Laws and Healthcare Regulations), noncompliance with which could reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect.

6.7	Environmental Matters.

A. Environmental Disclosure. Company will deliver to Administrative Agent:

(i) Environmental Audits and Reports. As soon as practicable following receipt thereof by Company or any of its Subsidiaries, copies of all environmental audits, investigations, analyses and reports, whether prepared by personnel of Company or any of its Subsidiaries or by independent consultants, Governmental Authorities or any other Persons, with respect to environmental matters at or involving any Facility that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect or with respect to any Environmental Claims that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

(ii) Notice of Certain Releases, Remedial Actions, Etc. Promptly upon the occurrence thereof, written notice describing in reasonable detail (a) any Release required to be reported to any federal, state or local governmental or regulatory agency under any applicable Environmental Laws and (b) any remedial action taken by Company or any other Person in response to (1) any Hazardous Materials Activities the existence of which could reasonably be expected to result in one or more Environmental Claims having, individually or in the aggregate, a Material Adverse Effect, or (2) any Environmental Claims that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

(iii) Written Communications Regarding Environmental Claims, Releases, Etc. As soon as practicable following the sending or receipt thereof by Company or any of its Subsidiaries, a copy of any and all written communications with respect to (a) any Environmental Claims that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, (b) any Release required to be reported to any Governmental Authority and (c) any request for information from any Governmental Authority concerning any investigation as to whether Company or any of its Subsidiaries may be responsible for any Hazardous Materials Activity.

(iv) Notice of Certain Proposed Actions Having Environmental Impact. Prompt written notice describing in reasonable detail (a) any proposed acquisition of stock, assets, or property by Company or any of its Subsidiaries that could reasonably be expected to (1) expose Company or any of its Subsidiaries to, or result in, Environmental Claims that could reasonably be expected to result in, individually or in the aggregate, a

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Material Adverse Effect or (2) affect the ability of Company or any of its Subsidiaries to maintain in full force and effect all material Governmental Authorizations required under any Environmental Laws for their respective operations and (b) any proposed action to be taken by Company or any of its Subsidiaries to modify current operations in a manner that could reasonably be expected to subject Company or any of its Subsidiaries to any additional obligations or requirements under any Environmental Laws that could reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect.

B. Company’s Actions Regarding Hazardous Materials Activities, Environmental Claims and Violations of Environmental Laws.

(i) Remedial Actions Relating to Hazardous Materials Activities. Company shall, in compliance with all applicable Environmental Laws, undertake, and shall cause each of its Subsidiaries promptly to undertake, any and all investigations, studies, sampling, testing, permitting, abatement, cleanup, removal, remediation or other response actions necessary to remove, remediate, clean up or abate any Hazardous Materials Activity on, under or about any Facility that is in violation of any Environmental Laws or that presents a material risk of giving rise to an Environmental Claim.

(ii) Actions with Respect to Environmental Claims and Violations of Environmental Laws. Company shall promptly take, and shall cause each of its Subsidiaries promptly to take, any and all actions necessary to (i) cure any violation of applicable Environmental Laws by Company or its Subsidiaries that could reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect and (ii) make an appropriate response to any Environmental Claim against Company or any of its Subsidiaries where failure to do so could reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect.

C. Phase I Environmental Reports on Leasehold Properties. Upon the occurrence and during the continuation of any Event of Default and upon the request of Administrative Agent, Company shall promptly deliver to Administrative Agent a Phase I environmental assessment for any Leasehold Property which is occupied by Company or any of its Subsidiaries and which is subject to a Mortgage, which assessment (a) conforms to the ASTM Standard Practice for Environmental Site Assessments: Phase I Environmental Site Assessment Process, E 1527-05, (b) was conducted by one or more environmental consulting firms reasonably satisfactory to Administrative Agent and (c) is accompanied by an estimate of the reasonable worst-case cost of investigating and remediating any recognized environmental condition.

6.8	Execution of Subsidiary Guaranty and Personal Property Collateral Documents After the Effective Date.

A. Execution of Subsidiary Guaranty and Personal Property Collateral Documents. In the event that any Person becomes a Domestic Subsidiary after the date hereof, Company will promptly notify Administrative Agent and Collateral Agent of that fact and (except in the case of a Joint Venture permitted pursuant to subsection 7.3(xi)) cause such

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Domestic Subsidiary to execute and deliver to Administrative Agent a counterpart of the Subsidiary Guaranty and Security Agreement and to take all such further actions and execute all such further documents and instruments (including actions, documents and instruments comparable to those described in subsection 4.1I as well as lien searches, lien terminations, documents filed with any IP Filing Office, and, if requested by Administrative Agent, opinions of local counsel with respect to the creation and perfection of any security interests granted in favor of Collateral Agent and such other matters governed by the laws of the applicable jurisdiction regarding such security interests as Administrative Agent or Collateral Agent may reasonably request, in form and substance reasonably satisfactory to Administrative Agent and Collateral Agent) as may be necessary or, in the reasonable opinion of Administrative Agent or Collateral Agent, desirable to create in favor of Collateral Agent, for the benefit of Beneficiaries, a valid and perfected First Priority Lien on all of the personal and mixed property assets of such Domestic Subsidiary described in the applicable forms of Collateral Documents. In addition, as provided in the Security Agreement, Company shall, or shall cause the Subsidiary that owns the Equity Interests of such Person to, execute and deliver to Collateral Agent a supplement to the Security Agreement and to deliver to Collateral Agent all certificates representing such Equity Interests of such Person (accompanied by irrevocable undated stock powers, duly endorsed in blank).

B. Foreign Subsidiaries. In the event that any Person becomes a Foreign Subsidiary of Company after the date hereof, Company will promptly notify Administrative Agent of that fact and, if such Subsidiary is directly owned by Company or a Domestic Subsidiary, cause such Subsidiary to execute and deliver to Administrative Agent such documents and instruments and take such further actions (including actions, documents and instruments comparable to those described in subsection 4.1I as well as lien searches, lien terminations, pledge agreements enforceable under local law, and, if requested by Administrative Agent, opinions of local counsel with respect to the creation and perfection of any security interests granted in favor of Collateral Agent and such other matters governed by the laws of the applicable jurisdiction regarding such security interests as Administrative Agent or Collateral Agent may reasonably request, in form and substance reasonably satisfactory to Administrative Agent and Collateral Agent) as may be necessary, or in the reasonable opinion of Administrative Agent or Collateral Agent, desirable to create in favor of Collateral Agent, for the benefit of Beneficiaries, a valid and perfected First Priority Lien on 65% of the voting Equity Interests of such Foreign Subsidiary. To the extent no adverse tax consequences to Company would result therefrom, Company shall comply with subsection 6.8A with respect to any Person which becomes a Foreign Subsidiary of Company after the date hereof as if it were a Domestic Subsidiary.

C. Subsidiary Organizational Documents, Legal Opinions, Etc. Company shall deliver to Administrative Agent, together with such Loan Documents, (i) certified copies of such Subsidiary’s Organizational Documents, together with, if such Subsidiary is a Domestic Subsidiary, a good standing certificate from the Secretary of State of the jurisdiction of its organization and each other state in which such Person is qualified to do business and, to the extent generally available, a certificate or other evidence of good standing as to payment of any applicable franchise or similar Taxes from the appropriate taxing authority of each of such jurisdiction, each to be dated a recent date prior to their delivery to Administrative Agent, (ii) a certificate executed by the secretary or similar officer of such Subsidiary as to (a) the fact that

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the attached resolutions of the Governing Body of such Subsidiary approving and authorizing the execution, delivery and performance of such Loan Documents are in full force and effect and have not been modified or amended and (b) the incumbency and signatures of the officers of such Subsidiary executing such Loan Documents, and (iii) to the extent requested by Administrative Agent, a favorable opinion of counsel to such Subsidiary, in form and substance reasonably satisfactory to Administrative Agent and Collateral Agent and their counsel.

D. Timing. Notwithstanding anything to the contrary in the foregoing, Company and its Subsidiaries shall be deemed to be in compliance with this subsection 6.8 with respect to any new Subsidiary if they perform the obligations under this subsection 6.8 on or prior to the next succeeding date on which financial statements are required to be delivered by Company to Administrative Agent pursuant to clause (ii) or (iii) of subsection 6.1, so long as the aggregate value of the assets of all Subsidiaries for which performance under subsection 6.8 has not been made, when added to the aggregate fair market value of all real property for which performance has not been made under subsection 6.9A, does not exceed $10,000,000 in the aggregate at any time.

6.9	Matters Relating to Real Property Collateral.

A. Additional Mortgages, Etc. From and after the Effective Date, in the event that (i) Company or any Subsidiary Guarantor acquires any fee interest in real property with a value of more than $1,500,000 or any Material Leasehold Property or (ii) at the time any Person becomes a Subsidiary Guarantor, such Person owns or holds any fee interest in real property or any Material Leasehold Property, in the case of clause (ii) above excluding any such Real Property Asset the encumbrancing of which requires the consent of any applicable lessor (including any third party master lessor) or then-existing senior lienholder, where Company and its Subsidiaries have attempted in good faith, but are unable, to obtain such lessor’s or senior lienholder’s consent (any such non-excluded Real Property Asset described in the foregoing clause (i) or (ii) being an “Additional Mortgaged Property”), Company or such Subsidiary Guarantor shall deliver to Administrative Agent, as soon as practicable after such Person acquires such Additional Mortgaged Property or becomes a Subsidiary Guarantor, as the case may be, a fully executed and notarized Mortgage (an “Additional Mortgage,” and together with all such Mortgages, the “Additional Mortgages”), in proper form for recording in all appropriate places in all applicable jurisdictions, encumbering the interest of such Loan Party in such Additional Mortgaged Property, and such opinions, appraisal, documents, title insurance, environmental reports that would have been delivered on the Effective Date or prior thereto under the Existing Credit Agreement if such Additional Mortgaged Property were an Existing Mortgaged Property or that may be reasonably required by Administrative Agent or Collateral Agent; provided, however, that notwithstanding anything to the contrary in the foregoing, Company and its Subsidiaries shall be deemed to be in compliance with this subsection 6.9A if they perform the obligations under this subsection 6.9A on or prior to the next succeeding date on which financial statements are required to be delivered by Company to Administrative Agent pursuant to clause (ii) or (iii) of subsection 6.1, so long as the fair market value of all real property for which performance under subsection 6.9A has not been made, when added to the aggregate value of the assets of all Subsidiaries for which performance under subsection 6.8 has not been made, does not exceed $10,000,000 in the aggregate at any time.

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B. Real Estate Appraisals. Company shall, and shall cause each of its Subsidiaries to, permit an independent real estate appraiser reasonably satisfactory to Administrative Agent, upon reasonable notice, to visit and inspect any Additional Mortgaged Property for the purpose of preparing an appraisal of such Additional Mortgaged Property satisfying the requirements of any applicable laws and regulations (in each case to the extent required under such laws and regulations as determined by Administrative Agent in its discretion).

C. Conforming Leasehold Interests. If Company or any of its Subsidiaries acquires any Leasehold Property, Company shall, or shall cause such Subsidiary to, use its commercially reasonable efforts (without requiring Company or such Subsidiary to relinquish any material rights or incur any material obligations or to expend more than a nominal amount of money over and above the reimbursement, if required, of the landlord’s out-of-pocket costs, including attorneys fees) to cause such Leasehold Property to be a Conforming Leasehold Interest.

D. Mortgage Modifications. Within 60 days following the Effective Date, or at such later date as determined in the sole discretion of Collateral Agent, Company shall deliver or cause to be delivered the following:

(i) amendments to or modifications of each of the Existing Mortgages in form and substance reasonably satisfactory to Collateral Agent;

(ii) with respect to each amended or modified Mortgage, a date-down and modification endorsement to the policy or policies of title insurance insuring the Lien of such Mortgage, issued by a nationally recognized title insurance company insuring the Lien of each amended or modified Mortgage as a valid Lien on the Mortgaged Property described therein, free of any Liens other than Liens permitted pursuant to subsection 7.2, together with such endorsements, coinsurance and reinsurance as Collateral Agent may reasonably request having the effect of a valid, issued and binding title insurance policy, provided that no date-down or modification endorsement shall be required with respect to any amended or modified Mortgage covering any Mortgaged Property in the State of Texas or the State of New Mexico; and

(iii) with respect to each amended or modified Mortgage, a favorable written opinion (a) rendered by the relevant local counsel listed on Schedule 4.1E, (b) furnished to Administrative Agent, Collateral Agent and Lenders and (c) in form and substance reasonably acceptable to Collateral Agent.

Notwithstanding anything herein to the contrary, Collateral Agent may, in its sole discretion, permit Company at its option to satisfy its obligations pursuant to this subsection 6.9D as to any Existing Mortgage by delivering or causing to be delivered to Collateral Agent a new fully executed and notarized Mortgage, in proper form for recording in all appropriate places in all applicable jurisdictions and encumbering the Existing Mortgaged Property previously encumbered by such Existing Mortgage to secure the Obligations with priority as to any other Lien on such Existing Mortgaged Property equal to or better than the priority of such Existing Mortgage as to such other Lien, together with such opinions, documents and title insurance as Collateral Agent may reasonably request.

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6.10	Interest Rate Protection.

No later than the 90th day after the Effective Date, to the extent necessary to result in at least 40% of the aggregate principal amount of the funded long-term Indebtedness of Company and its Subsidiaries being effectively subject to a fixed or a maximum interest rate for a term of at least three years, Company shall enter into one or more Interest Rate Agreements, each such Interest Rate Agreement to be in form and substance reasonably satisfactory to Administrative Agent.

6.11	Deposit Accounts, Securities Accounts and Cash Management Systems; Government Reimbursement Deposit Accounts.

A. Deposit Accounts and Cash Management Systems. Company shall, and shall cause each of its Domestic Subsidiaries to, use and maintain its Deposit Accounts, Securities Accounts and cash management systems in a manner reasonably satisfactory to Administrative Agent. Beginning with the date 60 days after the Effective Date (or at such later date as determined in the sole discretion of Collateral Agent), Company shall not permit any of such Deposit Accounts (other than Government Reimbursement Deposit Accounts) and Securities Accounts at any time to have a principal balance in excess of $100,000 unless Company or such Domestic Subsidiary, as the case may be, has (i) executed and delivered to Administrative Agent a Control Agreement, and (ii) taken all other steps necessary or, in the reasonable opinion of Administrative Agent or Collateral Agent, desirable to ensure that Collateral Agent has a perfected security interest in such Deposit Account; provided that, if Company or such Domestic Subsidiary is unable to obtain a Control Agreement from the financial institution at which the Deposit Account or Securities Account is maintained, Company shall, or shall cause such Domestic Subsidiary to, within 60 days after receiving a written request by Administrative Agent to do so, transfer all amounts in the applicable Deposit Account or Securities Account to a Deposit Account or Securities Account, as applicable, maintained at a financial institution from which Company or such Domestic Subsidiary has obtained a Control Agreement. Beginning with the date 60 days after the Effective Date (or at such later date as determined in the sole discretion of Collateral Agent), Company shall not permit the aggregate amount on deposit in all Deposit Accounts of Company and of its Domestic Subsidiaries (other than Deposit Accounts maintained with Administrative Agent and Deposit Accounts with respect to which the depository institution has executed a Control Agreement) at any time to exceed $1,000,000.

B. Government Reimbursement Deposit Accounts. With respect to each Government Reimbursement Deposit Account, Company shall, and shall cause each of its Domestic Subsidiaries to, (i) execute and deliver to Administrative Agent a Deposit Account Instruction Agreement and (ii) deposit therein only proceeds of receivables of Government Reimbursement Programs; provided that, if Company or such Domestic Subsidiary is unable to obtain a Deposit Account Instruction Agreement from the financial institution at which the Government Reimbursement Deposit Account is maintained, Company shall, or shall cause such Domestic Subsidiary to, within 30 days after receiving a written request by Administrative Agent to do so, transfer all amounts in the applicable Government Reimbursement Deposit Account to a Government Reimbursement Deposit Account maintained at a financial institution from which Company or such Domestic Subsidiary has obtained a Deposit Account Instruction Agreement.

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6.12	Ratings.

Company shall maintain continually in effect the ratings described in subsection 4.1N.

Section 7. NEGATIVE COVENANTS

Company covenants and agrees that, so long as any of the Commitments hereunder shall remain in effect and until payment in full of all of the Loans and other Obligations (other than Unasserted Obligations) and the cancellation or expiration of all Letters of Credit, unless Requisite Lenders shall otherwise give prior written consent, Company shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 7.

7.1	Indebtedness.

Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or guaranty, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

(i) Company may become and remain liable with respect to the Obligations;

(ii) Company and its Domestic Subsidiaries may become and remain liable with respect to Contingent Obligations permitted by subsection 7.4 and, upon any matured obligations actually arising pursuant thereto, the Indebtedness corresponding to the Contingent Obligations so extinguished;

(iii) Company and its Domestic Subsidiaries may become and remain liable with respect to Indebtedness in respect of Capital Leases incurred at the time of, or within ninety days after, the acquisition of the related property (it being understood that the completion of the construction or development of express recovery or similar units, additional beds at existing Facilities or new Facilities shall constitute the acquisition of property) aggregating not in excess of $25,000,000 at any one time; provided that the aggregate amount of Indebtedness represented by (x) Converted Capital Leases or (y) other Capital Leases that are assumed in connection with Permitted Acquisitions, shall not be included in calculating the aggregate amount of Indebtedness outstanding in respect of Capital Leases for the purposes of this subsection 7.1(iii) if, after giving effect to such conversion or assumption, Company is in Pro Forma Compliance with the maximum Consolidated Leverage Ratio permitted by subsection 7.6B less 0.25x;

(iv) Company may become and remain liable with respect to Indebtedness to any Subsidiary, and any Subsidiary Guarantor may become and remain liable with respect to Indebtedness to Company or any Subsidiary Guarantor; provided that (a) a security interest in all such intercompany Indebtedness shall have been granted to Collateral Agent for the benefit of Beneficiaries and (b) if such intercompany Indebtedness is evidenced by a promissory note or other instrument, such promissory note or instrument shall have been pledged to Administrative Agent pursuant to the Security Agreement;

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(v) Company and its Subsidiaries, as applicable, may remain liable with respect to Indebtedness described in Schedule 7.1 annexed hereto;

(vi) Company may become and remain liable with respect to (x) the Senior Subordinated Notes and any Permitted Refinancing Indebtedness; and (y) unsecured Subordinated Indebtedness on terms and conditions substantially the same as the Senior Subordinated Notes or otherwise reasonably satisfactory to Administrative Agent the proceeds of which shall be used solely to (1) refinance Indebtedness previously incurred under this subsection 7.1(vi)(y), (2) refinance Indebtedness outstanding under this Agreement or (3) finance Permitted Acquisitions (which financing may occur as a repayment of a Revolving Loan, the purpose of which Revolving Loan was to finance a Permitted Acquisition, or which financing may be used to finance Permitted Acquisitions occurring within 180 days after the incurrence of such Indebtedness if the Net Indebtedness Proceeds thereof are deposited in a separate Deposit Account or Securities Account (the “Designated Account”) subject to a Control Agreement until such time as they are used for such Permitted Acquisition (the Net Indebtedness Proceeds so deposited being referred to herein as “Designated Restricted Cash”); provided that (A) the maximum principal amount of Indebtedness permitted pursuant to this subsection 7.1(vi)(y) at any time shall not exceed $300,000,000 and (B) any Designated Restricted Cash that remains in the Designated Account on the date 180 days after of the incurrence of the related Indebtedness shall be used to prepay Indebtedness outstanding under this Agreement;

(vii) Company or a Subsidiary of Company may become and remain liable with respect to Indebtedness of any Person assumed in connection with a Permitted Acquisition and a Person that becomes a direct or indirect wholly-owned Subsidiary of Company as a result of a Permitted Acquisition may remain liable with respect to Indebtedness existing on the date of such acquisition; provided that such Indebtedness is not created in anticipation of such acquisition and the aggregate principal amount of such Indebtedness does not exceed $65,000,000, and an additional $30,000,000 of such Indebtedness, if after giving effect to the assumption of any such Indebtedness, the Consolidated Leverage Ratio, calculated on a Pro Forma Basis, is equal to or less than 3.00:1.00;

(viii) Indebtedness of Company or any of its Subsidiaries in respect of insurance premiums payable to Fountain View Reinsurance, Inc. in an aggregate amount not to exceed $35,000,000;

(ix) Indebtedness of Company to directors, employees and officers of any Loan Party for the purpose of purchasing from such directors, employees and officers Equity Interests of Company; provided that the amount of the annual principal payments with respect to such Indebtedness, together with all Restricted Junior Payments made pursuant to subsection 7.5(ii)(d), shall not at any time exceed the amounts of Restricted Junior Payments permitted pursuant to subsection 7.5(ii)(d);

(x) Indebtedness of Company or any of its Subsidiaries to sellers in connection with an exercise of a purchase option under a lease with respect to any

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existing Facility or a Permitted Acquisition in an amount not to exceed 60% of the purchase price or total consideration paid with respect to such purchase option or Permitted Acquisition; provided that, except to the extent permitted by subsection 7.2A(v), such Indebtedness shall be unsecured and subordinated in right of payment to the Obligations (including any guaranty thereof) on terms and conditions reasonably satisfactory to Administrative Agent; and

(xi) Company and its Domestic Subsidiaries may become and remain liable with respect to other Indebtedness in an aggregate principal amount not to exceed $25,000,000 at any time outstanding.

7.2	Liens and Related Matters.

A. Prohibition on Liens. Company shall not and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset of any kind (including any document or instrument in respect of goods or accounts receivable) of Company or any of its Subsidiaries, whether now owned or hereafter acquired, or any income or profits therefrom, or file or permit the filing of, or permit to remain in effect, any financing statement or other similar notice of any Lien with respect to any such property, asset, income or profits under the UCC or under any similar recording or notice statute, except:

(i) Permitted Encumbrances;

(ii) Liens securing Capital Leases permitted pursuant to subsection 7.1; provided, however, that the Lien shall apply only to the asset so acquired and proceeds thereof;

(iii) Liens assumed in connection with a Permitted Acquisition and Liens on assets of a Person that becomes a direct or indirect Subsidiary of Company after the date of this Agreement in a Permitted Acquisition, provided, however, that such Liens exist at the time such Person becomes a Subsidiary, apply only to the assets so acquired and the proceeds thereof and are not created in anticipation of such acquisition and, in any event, only secure Indebtedness incurred pursuant to subsection 7.1(vii);

(iv) Liens described in Schedule 7.2 annexed hereto;

(v) Liens securing Indebtedness permitted to be incurred pursuant to subsection 7.1(x) on the assets so acquired and the proceeds thereof; provided that the aggregate original principal amount of the Indebtedness so secured does not exceed $50,000,000; and

(vi) Other Liens securing Indebtedness in an aggregate amount not to exceed $10,000,000 at any time outstanding.

Notwithstanding the foregoing, Company and its Domestic Subsidiaries shall not enter into, or suffer to exist, any control agreements (as such term is defined in the UCC), other than Control Agreements entered into pursuant to subsection 6.11 or the Security Agreement.

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B. Equitable Lien in Favor of Lenders. If Company or any of its Subsidiaries shall create or assume any Lien upon any of its properties or assets, whether now owned or hereafter acquired, other than Liens excepted by the provisions of subsection 7.2A, it shall make or cause to be made effective provision whereby the Secured Obligations will be secured by such Lien equally and ratably with any and all other Indebtedness secured thereby as long as any such Indebtedness shall be so secured; provided that, notwithstanding the foregoing, this covenant shall not be construed as a consent by Requisite Lenders to the creation or assumption of any such Lien not permitted by the provisions of subsection 7.2A.

C. No Further Negative Pledges. Neither Company nor any of its Subsidiaries shall enter into any agreement (other than the Senior Subordinated Note Indenture or an agreement prohibiting only the creation of Liens securing Subordinated Indebtedness) prohibiting the creation or assumption of any Lien upon any of its properties or assets, whether now owned or hereafter acquired, except with respect to (i) specific property encumbered to secure payment of particular Indebtedness or to be sold pursuant to an executed agreement with respect to an Asset Sale; or (ii) customary restrictions or conditions contained in any agreement, indenture or other instrument governing any Indebtedness permitted hereunder.

D. No Restrictions on Subsidiary Distributions to Company or Other Subsidiaries. Company shall not, and shall not permit any of its Subsidiaries to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Subsidiary to (i) pay dividends or make any other distributions on any of such Subsidiary’s Equity Interests owned by Company or any other Subsidiary of Company, (ii) repay or prepay any Indebtedness owed by such Subsidiary to Company or any other Subsidiary of Company, (iii) make loans or advances to Company or any other Subsidiary of Company, or (iv) transfer any of its property or assets to Company or any other Subsidiary of Company, except (a) as provided in this Agreement, (b) customary restrictions or conditions contained in any agreement, indenture or other instrument governing any Indebtedness permitted hereunder and (c) as may be provided in an agreement with respect to an Asset Sale.

7.3	Investments; Acquisitions.

Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, make or own any Investment in any Person, including any Joint Venture, or acquire, by purchase or otherwise, all or substantially all the business, property or fixed assets of, or Equity Interests of any Person, or any division or line of business of any Person except:

(i) Company and its Subsidiaries may make and own Investments in Cash and Cash Equivalents;

(ii) Company and its wholly-owned Domestic Subsidiaries may make and own equity Investments in their respective wholly-owned Domestic Subsidiaries;

(iii) Company and its Subsidiaries may make intercompany loans to the extent permitted under subsection 7.1(iv);

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(iv) Company and its Subsidiaries may (x) make Consolidated Capital Expenditures, (y) enter into any Converted Capital Lease otherwise permitted pursuant to this Agreement and (z) exercise a purchase option under any lease with respect to any existing Facility, to the extent otherwise permitted under this Agreement;

(v) Company and its Subsidiaries may continue to own the Investments owned by them and described in Schedule 7.3 annexed hereto;

(vi) Company and its Domestic Subsidiaries may (x) acquire assets (including Equity Interests and including Equity Interests of Subsidiaries formed in connection with any such acquisition), (y) incur construction and development costs and expenses in connection with the construction and development of express recovery or similar units or (z) incur construction and development costs and expenses in connection with the construction and development of additional beds at existing Facilities or the construction and development of new Facilities for a total consideration (including any Indebtedness that is assumed or repaid by Company or any of its Subsidiaries in connection with such acquisition); provided that (i) no Potential Event of Default or Event of Default shall have occurred and be continuing at the time such acquisition, development or construction occurs or after giving effect thereto, (ii) Company shall, and shall cause its Domestic Subsidiaries to, comply with the requirements of subsections 6.8 and 6.9 with respect to each such acquisition, development or construction, (iii) at the time of and after giving effect to such acquisition, development or construction, Company is in Pro Forma Compliance with (a) the financial covenants contained in subsection 7.6 and (b) the maximum Consolidated Leverage Ratio permitted by subsection 7.6B less 0.25x, (iv) for any acquisition, development or construction with a value in excess of $7,500,000, prior to the consummation of such acquisition, development or construction, Company shall have delivered written notice thereof to Administrative Agent (which notice shall include a reasonably detailed description of such proposed acquisition, development or construction), together with the most recent audited financial statements, if available, of the seller or entity to be acquired and (v) for any acquisition, development or construction with a value in excess of $5,000,000, Company shall have delivered projections updating the Financial Plans delivered pursuant to subsection 6.1(xi), which projections shall reflect Pro Forma Compliance by Company with the financial covenants contained in subsection 7.6 as of the last day of each of the four Fiscal Quarters ending immediately after such acquisition, development or construction;

(vii) Company and its Domestic Subsidiaries may make and own other Investments in an aggregate amount not to exceed at any time $25,000,000;

(viii) Company may acquire and hold obligations of one or more officers or other employees of Company or its Subsidiaries in connection with such officers’ or employees’ acquisition of shares of Company’s Equity Interests, so long as no cash is actually advanced by Company or any of its Subsidiaries to such officers or employees in connection with the acquisition of any such obligations;

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(ix) Company and its Subsidiaries may receive and hold promissory notes and other non-cash consideration received in connection with any Asset Sale permitted by subsection 7.7;

(x) Company and its Subsidiaries may acquire Securities in connection with the satisfaction or enforcement of Indebtedness or claims due or owing to Company or any of its Subsidiaries or as security for any such Indebtedness or claim; and

(xi) Company and its Subsidiaries may make and own equity and debt Investments in domestic Joint Ventures in an aggregate amount at any time outstanding not to exceed $30,000,000 (it being agreed the amount of any investment “outstanding” shall not be reduced by any amount received in respect of such investment that is included in Consolidated EBITDA for any period); and

(xii) In connection with the consummation of a HUD Financing, Company may from time to time designate by written notice to Administrative Agent one or more Domestic Subsidiaries as HUD Subsidiaries, so long as (A) the fair market value of all Facilities on an enterprise basis (as evidenced by the written appraisals obtained in connection with the related HUD Financings) so designated does not exceed $50,000,000 in the aggregate in any Fiscal Year (such amount for each Fiscal Year commencing on or after January 1, 2011, to be increased by the amount, if positive, by which the amount permitted to be designated under this subsection (xii) in the immediately preceding Fiscal Year exceeds the fair market value on an enterprise basis of the Facilities so designated in the immediately preceding Fiscal Year) and (B) on a Pro Forma Basis, the ratio of (1) HUD Asset Pool Value to the aggregate principal amount of such HUD Financing is no greater than (2) Remaining Asset Pool Value to Total Credit Agreement Indebtedness, as certified by an Officer of Company at the time of such designation with calculations of such ratios in reasonable detail.

7.4	Contingent Obligations.

Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create or become or remain liable with respect to any Contingent Obligation, except:

(i) Company may become and remain liable with respect to Contingent Obligations in respect of Letters of Credit;

(ii) Company may become and remain liable with respect to Contingent Obligations under Hedge Agreements required under subsection 6.10 and under other Hedge Agreements with respect to permitted Indebtedness;

(iii) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations in respect of customary indemnification and purchase price adjustment obligations incurred in connection with Asset Sales or other sales of assets;

(iv) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations in respect of any Indebtedness of Company or any of its Subsidiaries permitted by subsection 7.1; provided that any Contingent Obligations with

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respect to Indebtedness permitted pursuant to subsections 7.1(vi) or 7.1(x) shall be subordinated to the Obligations (including any guaranty thereof) to the same extent as such Indebtedness is required to be so subordinated;

(v) Company or any Subsidiary Guarantor may become and remain liable with respect to Contingent Obligations in respect of other obligations of Company, any other Subsidiary Guarantor or Fountain View Reinsurance, Inc. not prohibited by this Agreement;

(vi) Company and its Subsidiaries, as applicable, may remain liable with respect to Contingent Obligations described in Schedule 7.4 annexed hereto; and

(vii) Company and its Subsidiaries may become and remain liable with respect to other Contingent Obligations; provided that the maximum aggregate liability, contingent or otherwise, of Company and its Subsidiaries in respect of all such Contingent Obligations shall at no time exceed $3,000,000.

7.5	Restricted Junior Payments.

Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Junior Payment; provided that Company may (i) make regularly scheduled payments of interest in respect of any Subordinated Indebtedness in accordance with the terms of, and only to the extent required by, and subject to the subordination provisions contained in, the indenture or other agreement pursuant to which such Subordinated Indebtedness was issued, as such indenture or other agreement may be amended from time to time to the extent permitted under subsection 7.11A, (ii) (a) so long as no Event of Default or Potential Event of Default shall have occurred and be continuing or shall be caused thereby, excluding the repurchases of Equity Interests described in clause (b) of this subsection 7.5, pay dividends on, repurchase or redeem its Equity Interests in an amount not to exceed the amount of Consolidated Excess Cash Flow for the immediately preceding Fiscal Year not otherwise required to be applied as a mandatory prepayment pursuant to subsection 2.4B(iii)(d); provided that the Consolidated Leverage Ratio as of the last day of the Fiscal Quarter immediately preceding such payment, repurchase or redemption is less than 3.25:1.00 and (b) so long as no Event of Default or Potential Event of Default shall have occurred and be continuing or would result therefrom, repurchase its Equity Interests owned by directors, officers and employees of Company or its Subsidiaries or make payments to directors, officers and employees of Company or its Subsidiaries upon termination of employment in connection with the exercise of stock options, stock appreciation rights or similar equity incentives or equity based incentives pursuant to management or other incentive plans or in connection with the death or disability of such directors, officers and employees in an aggregate amount, together with principal payments on Indebtedness permitted pursuant subsection 7.1(ix), not to exceed $1,000,000 in any Fiscal Year and (iii) repay Subordinated Indebtedness (including the Senior Subordinated Notes) with the proceeds of other Subordinated Indebtedness permitted to be incurred pursuant to subsection 7.1(vi) or with the proceeds of Equity Interests of Company.

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7.6	Financial Covenants.

A. Minimum Fixed Charge Coverage Ratio. Company shall not permit the Consolidated Fixed Charge Coverage Ratio, calculated on a Pro Forma Basis, for any four-Fiscal Quarter period ending during any period set forth below to be less than the correlative ratio indicated:

Period	Minimum Fixed Charge Coverage Ratio

Effective Date up to but not including December 31, 2011	1.50 : 1.00

December 31, 2011 up to but not including December 31, 2012	1.60 : 1.00

December 31, 2012 up to but not including December 31, 2013	1.75 : 1.00

December 31, 2013 and thereafter	2.00 : 1.00

B. Maximum Leverage Ratio. Company shall not permit the Consolidated Leverage Ratio, calculated on a Pro Forma Basis, as of the last day of each Fiscal Quarter ending during the periods set forth below to exceed the correlative ratio indicated:

Period	Maximum Leverage Ratio

Effective Date up to but not including Dec 31, 2010	5.50 : 1.00

December 31, 2010 up to but not including June 30, 2011	5.40 : 1.00

June 30, 2011 up to but not including December 31, 2011	5.25 : 1.00

December 31, 2011 up to but not including December 31, 2012	5.00 : 1.00

December 31, 2012 up to but not including December 31, 2013	4.75 : 1.00

December 31, 2013 up to but not including December 31, 2014	4.50 : 1.00

December 31, 2014 up to but not including December 31, 2015	4.25 : 1.00

December 31, 2015 and thereafter	4.00 : 1.00

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7.7	Restriction on Fundamental Changes; Asset Sales.

Company shall not, and shall not permit any of its Subsidiaries to, alter the corporate, capital or legal structure of Company or any of its Subsidiaries, or enter into any transaction of merger or consolidation, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease or sub-lease (as lessor or sublessor), transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business, property or assets (including its notes or receivables and Equity Interests of a Subsidiary, whether newly issued or outstanding), whether now owned or hereafter acquired, except:

(i) any Subsidiary of Company may be merged or consolidated with or into Company or any wholly-owned Subsidiary Guarantor, or be liquidated, wound up or dissolved, or all or any part of its business, property or assets may be conveyed, sold, sub-leased, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to Company or any wholly-owned Subsidiary Guarantor; provided that, in the case of such a merger, Company or such wholly-owned Subsidiary Guarantor shall be the continuing or surviving Person;

(ii) Company and its Subsidiaries may convey, sell, transfer or otherwise dispose of assets in transactions that do not constitute Asset Sales; provided that the consideration received for such assets shall be in an amount at least equal to the fair market value thereof;

(iii) Company and its Subsidiaries may dispose of obsolete, worn out or surplus property in the ordinary course of business;

(iv) Company and its Subsidiaries may make Asset Sales of assets having a fair market value not in excess of $35,000,000, in the case of Asset Sales of the Facilities set forth on Schedule 7.7, and $15,000,000, in the case of all other Asset Sales, in each case in any Fiscal Year; provided that (a) the consideration received for such assets shall be in an amount at least equal to the fair market value thereof; (b) not less than 75% of the consideration received shall be Cash or Cash Equivalents, provided, however, that in the case of any Asset Sale to a domestic Joint Venture permitted pursuant to subsection 7.3(xi), the amount of the Investment therein received or retained by Company and its Subsidiaries in consideration of such Asset Sale shall be treated as Cash solely for purposes of satisfying this requirement; (c) no Potential Event of Default or Event of Default shall have occurred or be continuing after giving effect thereto; and (d) the proceeds of such Asset Sales shall be applied as required by subsection 2.4B(iii)(a) or subsection 2.4D;

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(v) in order to resolve disputes that occur in the ordinary course of business, Company and its Subsidiaries may discount or otherwise compromise for less than the face value thereof, notes or accounts receivable;

(vi) Company or a Subsidiary may sell or dispose of shares of Equity Interests of any of its Subsidiaries in order to qualify members of the Governing Body of the Subsidiary if required by applicable law;

(vii) any Person may be merged with or into Company or any Subsidiary if the acquisition of the Equity Interests of such Person by Company or such Subsidiary would have been permitted pursuant to subsection 7.3; provided that (a) in the case of Company, Company shall be the continuing or surviving Person, (b) if a Subsidiary is not the surviving or continuing Person, the surviving Person becomes a Subsidiary and complies with the provisions of subsection 6.8 and (c) no Potential Event of Default or Event of Default shall have occurred or be continuing after giving effect thereto; and

(viii) Company or any Subsidiary may sell or dispose of all or any portion of the assets, or the Equity Interests of the Subsidiaries that own the assets, related to the pharmacy or therapy business of Company and its Subsidiaries; provided that the proceeds of such asset sales are applied as required pursuant to subsection 2.4B(iii).

7.8	Transactions with Shareholders and Affiliates.

Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any holder of 5% or more of any class of equity Securities of Company or with any Affiliate of Company or of any such holder, on terms that are less favorable to Company or that Subsidiary, as the case may be, than those that might be obtained at the time from Persons who are not such a holder or Affiliate; provided that the foregoing restriction shall not apply to (i) any transaction between Company and any of its wholly-owned Subsidiaries or between any of its wholly-owned Subsidiaries, (ii) reasonable and customary fees paid to members of the Governing Bodies of Company and its Subsidiaries, or (iii) payments of consulting fees to Onex or any Affiliate of Onex in an amount not to exceed $500,000 per Fiscal Year, provided that if an Event of Default shall occur, then no payment of such fees shall be permitted for so long as such Event of Default shall be continuing, it being agreed that any amount of such fees which accrues while such Event of Default exists may be paid to Onex and/or its Affiliates, as applicable, when such Event of Default is fully cured (and no other Event of Default then exists).

7.9	Sales and Lease-Backs.

Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, become or remain liable as lessee or as a guarantor or other surety with respect to any lease, whether an Operating Lease or a Capital Lease, of any property (whether real, personal or mixed), whether now owned or hereafter acquired, (i) that Company or any of its Subsidiaries has sold or transferred or is to sell or transfer to any other Person (other than Company or any of its Subsidiaries) or (ii) that Company or any of its Subsidiaries intends to use for substantially the

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same purpose as any other property that has been or is to be sold or transferred by Company or any of its Subsidiaries to any Person (other than Company or any of its Subsidiaries) in connection with such lease; provided that Company and its Subsidiaries may become and remain liable as lessee, guarantor or other surety with respect to any such lease if and to the extent that Company or any of its Subsidiaries would be permitted to enter into, and remain liable under, such lease to the extent that the transaction would be permitted under subsection 7.1, assuming the sale and lease back transaction constituted Indebtedness in a principal amount equal to the gross proceeds of the sale.

7.10	Conduct of Business.

From and after the Effective Date, Company shall not permit any of its Subsidiaries to engage in any business other than (i) the businesses engaged in by such Subsidiaries on the Effective Date and similar or related businesses and (ii) such other lines of business as may be consented to by Requisite Lenders.

7.11	Amendments of Documents Relating to Subordinated Indebtedness; Amendments or Waivers of Related Agreements; Designation of Designated Senior Indebtedness.

A. Amendments of Documents Relating to Subordinated Indebtedness. Company shall not, and shall not permit any of its Subsidiaries to, amend or otherwise change the terms of any Subordinated Indebtedness, or make any payment consistent with an amendment thereof or change thereto, if the effect of such amendment or change is to increase the interest rate on such Subordinated Indebtedness, change (to earlier dates) any dates upon which payments of principal or interest are due thereon, change any event of default or condition to an event of default with respect thereto (other than to eliminate any such event of default or increase any grace period related thereto), change the redemption, prepayment or defeasance provisions thereof, change the subordination provisions thereof (or of any guaranty thereof), or change any collateral therefor (other than to release such collateral), or if the effect of such amendment or change, together with all other amendments or changes made, is to increase materially the obligations of the obligor thereunder or to confer any additional rights on the holders of such Subordinated Indebtedness (or a trustee or other representative on their behalf) which would be materially adverse to Company or Lenders.

B. Designation of “Designated Senior Indebtedness.” Company shall not designate any Indebtedness as “Designated Senior Indebtedness” (as defined in the Senior Subordinated Note Indenture) for purposes of the Senior Subordinated Note Indenture without the prior written consent of Requisite Lenders.

7.12	Fiscal Year.

Company shall not change its Fiscal Year-end from December 31.

7.13	Government Reimbursement Deposit Accounts.

Company shall not, and shall not permit any of or any of its Subsidiaries, to (i) make any withdrawal from a Deposit Account for which a Deposit Account Instruction

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Agreement has been entered into, or (ii) change the payment instructions in a Deposit Account Instruction Agreement or (iii) terminate a Deposit Account Instruction Agreement, in each case, without the written consent of Administrative Agent; provided that each such action shall be permitted in connection with the transfer of the cash management operations of Company to a new financial institution that, prior to such action, enters into Deposit Account Instruction Agreements reasonably satisfactory to Administrative Agent and Collateral Agent.

Section 8. EVENTS OF DEFAULT

If any of the following conditions or events (“Events of Default”) shall occur:

8.1	Failure to Make Payments When Due.

Failure by Company to pay any installment of principal of any Loan when due, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory prepayment or otherwise; failure by Company to pay when due any amount payable to an Issuing Lender in reimbursement of any drawing under a Letter of Credit; or failure by Company to pay any interest on any Loan or any fee or any other amount due under this Agreement within five days after the date due; or

8.2	Default in Other Agreements.

(i) Failure of Company or any of its Subsidiaries to pay when due any principal of or interest on or any other amount payable in respect of one or more items of Indebtedness (other than Indebtedness referred to in subsection 8.1) or Contingent Obligations in an individual principal amount of $15,000,000 or more or with an aggregate principal amount of $15,000,000 or more, in each case beyond the end of any grace period provided therefor; or

(ii) breach or default by Company or any of its Subsidiaries with respect to any other material term of (a) one or more items of Indebtedness or Contingent Obligations in the individual or aggregate principal amounts referred to in clause (i) above or (b) any loan agreement, mortgage, indenture or other agreement relating to such item(s) of Indebtedness or Contingent Obligation(s), if the effect of such breach or default is to cause, or to permit the holder or holders of that Indebtedness or Contingent Obligation(s) (or a trustee on behalf of such holder or holders) to cause, that Indebtedness or Contingent Obligation(s) to become or be declared due and payable prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be (upon the giving or receiving of notice, lapse of time, both, or otherwise); or

8.3	Breach of Certain Covenants.

Failure of Company to perform or comply with any term or condition contained in subsection 2.5 or 6.2 or Section 7 of this Agreement; or

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8.4	Breach of Warranty.

Any representation, warranty, certification or other statement made by Company or any of its Subsidiaries in any Loan Document or in any statement or certificate at any time given by Company or any of its Subsidiaries in writing pursuant hereto or thereto or in connection herewith or therewith shall be false in any material respect on the date as of which made; or

8.5	Other Defaults Under Loan Documents.

Any Loan Party shall default in the performance of or compliance with any term contained in this Agreement or any of the other Loan Documents, other than any such term referred to in any other subsection of this Section 8, and such default shall not have been remedied or waived within 45 days (except for defaults with respect to the terms contained in subsections 6.1(ii), (iii) and (xi), for which such period shall be 30 days) after the earlier of (i) an Officer of Company or such Loan Party becoming aware of such default or (ii) receipt by Company and such Loan Party of notice from Administrative Agent or any Lender of such default; or

8.6	Involuntary Bankruptcy; Appointment of Receiver, etc.

(i) A court having jurisdiction in the premises shall enter a decree or order for relief in respect of Company or any of its Material Subsidiaries in an involuntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or

(ii) an involuntary case shall be commenced against Company or any of its Material Subsidiaries under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Company or any of its Material Subsidiaries, or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of Company or any of its Material Subsidiaries for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of Company or any of its Material Subsidiaries, and any such event described in this clause (ii) shall continue for 60 days unless dismissed, bonded or discharged; or

8.7	Voluntary Bankruptcy; Appointment of Receiver, etc.

(i) Company or any of its Material Subsidiaries shall have an order for relief entered with respect to it or commence a voluntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or Company or any of its Material Subsidiaries shall make any assignment for the benefit of creditors; or

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(ii) Company or any of its Material Subsidiaries shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due; or the Governing Body of Company or any of its Material Subsidiaries (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to in clause (i) above or this clause (ii); or

8.8	Judgments and Attachments.

Any money judgment, writ or warrant of attachment or similar process involving (i) in any individual case an amount in excess of $15,000,000 or (ii) in the aggregate at any time an amount in excess of $15,000,000, in either case to the extent not adequately covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage, shall be entered or filed against Company or any of its Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of 60 days (or in any event later than five days prior to the date of any proposed sale thereunder); or

8.9	Dissolution.

Any order, judgment or decree shall be entered against Company or any of its Material Subsidiaries decreeing the dissolution or split up of Company or that Material Subsidiary and such order shall remain undischarged or unstayed for a period in excess of 30 days; or

8.10	Employee Benefit Plans.

There shall occur one or more ERISA Events that, individually or in the aggregate, result in or would reasonably be expected to result in liability of Company, any of its Subsidiaries or any of their respective ERISA Affiliates in excess of $15,000,000 during the term of this Agreement; or, as of the date of the most recent actuarial valuation of any Pension Plan, there shall exist an amount equal to the accrued liability, less the actuarial value of assets, of such Pension Plan (in each case, determined under such actuarial valuation for funding purposes), individually or in the aggregate for all Pension Plans (excluding for purposes of such computation any Pension Plans with respect to which the actuarial value of assets exceeds the accrued liability, as so determined), which exceeds $15,000,000; or

8.11	Change in Control.

A Change in Control shall have occurred; or

8.12	Invalidity of Loan Documents; Failure of Security; Repudiation of Obligations.

At any time after the execution and delivery thereof, (i) any Loan Document or any provision thereof, for any reason other than the satisfaction in full of all Obligations, shall cease to be in full force and effect (other than in accordance with its terms) or shall be declared

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to be null and void, (ii) Administrative Agent shall not have or shall cease to have a valid and perfected First Priority Lien in any Collateral purported to be covered by the Collateral Documents, in each case for any reason other than the failure of Administrative Agent or any Lender to take any action within its control or (iii) any Loan Party shall contest the validity or enforceability of any Loan Document or any provision thereof in writing or deny in writing that it has any further liability, including with respect to future advances by Lenders, under any Loan Document or any provision thereof to which it is a party; or

8.13	Failure to Maintain Healthcare Authorizations.

Any Government Authority shall finally revoke or fail to renew any Healthcare Authorization of Company or one of its Subsidiaries or Company or one of its Subsidiaries shall for any reason lose any Healthcare Authorization or suffer the imposition of any restraining order, escrow, suspension or impound of funds in connection with any proceeding (judicial or administrative) with respect to any license, permit or franchise which event, either individually or in the aggregate for all such events, could reasonably be expected to have a Material Adverse Effect:

THEN (i) upon the occurrence of any Event of Default described in subsection 8.6 or 8.7, each of (a) the unpaid principal amount of and accrued interest on the Loans, (b) an amount equal to 105% of the maximum amount that may at any time be drawn under all Letters of Credit then outstanding (whether or not any beneficiary under any such Letter of Credit shall have presented, or shall be entitled at such time to present, the drafts or other documents or certificates required to draw under such Letter of Credit), and (c) all other Obligations shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by Company, and the obligation of each Lender to make any Loan, the obligation of Administrative Agent to issue any Letter of Credit and the right of any Lender to issue any Letter of Credit hereunder shall thereupon terminate, (ii) upon the occurrence and during the continuation of any Event of Default, Administrative Agent may (and at the written request of Requisite Class Lenders for Lenders having Revolving Loan Exposure shall), without notice, suspend all Revolving Loan borrowings with respect to additional Revolving Loans and/or the incurrence of additional Letters of Credit, whereupon any additional Revolving Loans and/or additional Letters of Credit shall be made or incurred in Administrative Agent’s sole discretion (or in the sole discretion of Requisite Class Lenders for Lenders having Revolving Loan Exposure, if such suspension occurred at their direction), and (iii) upon the occurrence and during the continuation of any other Event of Default, Administrative Agent shall, upon the written request or with the written consent of Requisite Lenders, by written notice to Company, declare all or any portion of the amounts described in clauses (a) through (c) above to be, and the same shall forthwith become, immediately due and payable without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by Company, and the obligation of each Lender to make any Loan, the obligation of Administrative Agent to issue any Letter of Credit and the right of any Lender to issue any Letter of Credit hereunder shall thereupon terminate; provided that the foregoing shall not affect in any way the obligations of Revolving Lenders under subsection 3.3C(i).

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Any amounts described in clause (b) above, when received by Administrative Agent, shall be held by Administrative Agent pursuant to the terms of the Security Agreement and shall be applied as therein provided.

Company hereby further expressly waives (a) all rights to notice and a hearing prior to Administrative Agent’s or Collateral Agent’s taking possession or control of, or to Administrative Agent’s or Collateral Agent’s replevy, attachment or levy upon, the Collateral or any bond or security that might be required by any court prior to allowing Administrative Agent or Collateral Agent to exercise any of their remedies, and (b) the benefit of all valuation, appraisal, marshaling and exemption laws.

8.14 Right to cure. Notwithstanding anything to the contrary contained in this Section 8, in the event that Company and its Subsidiaries fail to comply with the requirements of subsection 7.6 as of the last day of any Fiscal Quarter or Fiscal Year, as applicable, at any time on or after such last day of such Fiscal Quarter or Fiscal Year, as applicable, until the expiration of the 10th day subsequent to the earlier of (i) the date on which a Compliance Certificate with respect to such Fiscal Quarter or Fiscal Year, as applicable, is delivered in accordance with subsection 6.1(iv) and (ii) the date on which the financial statements with respect to such Fiscal Quarter or Fiscal Year, as applicable, are required to be delivered pursuant to subsection 6.1(ii) or 6.1(iii), as applicable, Company shall have the right to issue to Onex or any Affiliate of Onex common stock (or other Securities on terms and conditions reasonable satisfactory to Administrative Agent) for Cash or otherwise receive Cash contributions to the capital of Company from Onex and/or any Affiliate of Onex (collectively, the “Cure Right”), and upon the receipt by Company of the net Cash proceeds of such issuance or contribution, excluding a portion of such net Cash proceeds equal to the aggregate amount (if any) of all Restricted Junior Payments made to Onex and/or any Affiliate of Onex pursuant to subsection 7.5(ii)(a) during the 90 day period immediately preceding Company’s receipt (the amount of such net Cash proceeds collectively, the “Cure Amount”) pursuant to the exercise by Company of such Cure Right, subsection 7.6 shall be recalculated giving effect to the following pro forma adjustment:

A. Consolidated EBITDA shall be increased with respect to such applicable Fiscal Quarter and any four Fiscal Quarter period that contains such Fiscal Quarter, solely for the purpose of calculating amounts under subsection 7.6 and not for any other purpose under this Agreement, by an amount equal to the Cure Amount; and

B. If, after giving effect to the foregoing pro forma adjustment, Company and its Subsidiaries shall then be in compliance with the requirements of subsection 7.6, Company and its Subsidiaries shall be deemed to have satisfied the requirements of subsection 7.6 as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach or default of the provisions of subsection 7.6 that had occurred shall be deemed cured for the purposes of this Agreement.

Notwithstanding anything herein to the contrary, (i) in each four consecutive Fiscal Quarter period of Company there shall be no more than one Fiscal Quarter with respect to which the Cure Right is exercised, (ii) the Cure Right may not be exercised more than three times, and (iii) for purposes of this subsection 8.14, the Cure Amount shall be no greater than the amount required for purposes of complying with each financial covenant contained in subsection 7.6. The Cure Amount received pursuant to any exercise of the Cure Right shall be disregarded for purposes of determining any available basket under Section 7 of this Agreement.

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Section 9. ADMINISTRATIVE AGENT AND COLLATERAL AGENT

9.1	Appointment.

A. Appointment of Administrative Agent and Collateral Agent. CS is hereby appointed Administrative Agent and Collateral Agent hereunder and under the other Loan Documents, as applicable. Each Lender (including any Lender in its capacity as a Swap Counterparty) hereby authorizes Administrative Agent and Collateral Agent to act as its agent in accordance with the terms of this Agreement and the other Loan Documents. Administrative Agent and Collateral Agent agree to act upon the express conditions contained in this Agreement and the other Loan Documents, as applicable. Except as expressly provided in this Section 9, the provisions of this Section 9 are solely for the benefit of Administrative Agent, Collateral Agent and Lenders and no Loan Party shall have rights as a third party beneficiary of any of the provisions thereof. In performing its functions and duties under this Agreement, Administrative Agent (other than as provided in subsection 2.1D) shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Company or any other Loan Party.

B. Appointment of Supplemental Collateral Agents. It is the purpose of this Agreement and the other Loan Documents that there shall be no violation of any law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case Administrative Agent deems that by reason of any present or future law of any jurisdiction it or Collateral Agent may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, it may be necessary that Administrative Agent appoint an additional individual or institution as a separate trustee, co-trustee, collateral agent or collateral co-agent (any such additional individual or institution being referred to herein individually as a “Supplemental Collateral Agent” and collectively as “Supplemental Collateral Agents”).

In the event that Administrative Agent appoints a Supplemental Collateral Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to Administrative Agent or Collateral Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Collateral Agent to the extent, and only to the extent, necessary to enable such Supplemental Collateral Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Supplemental Collateral Agent shall run to and be enforceable by Administrative Agent, Collateral Agent or such Supplemental Collateral Agent, and (ii) the provisions of this Section 9 and of subsections 10.2 and 10.3 that refer to Administrative Agent or Collateral Agent shall inure to the benefit of such Supplemental

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Collateral Agent and all references therein to Administrative Agent or Collateral Agent shall be deemed to be references to Administrative Agent, Collateral Agent and/or such Supplemental Collateral Agent, as the context may require.

Should any instrument in writing from Company or any other Loan Party be required by any Supplemental Collateral Agent so appointed by Administrative Agent for more fully and certainly vesting in and confirming to him or it such rights, powers, privileges and duties, Company shall, or shall cause such Loan Party to, execute, acknowledge and deliver any and all such instruments promptly upon request by Administrative Agent. In case any Supplemental Collateral Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Collateral Agent, to the extent permitted by law, shall vest in and be exercised by Administrative Agent until the appointment of a new Supplemental Collateral Agent.

C. Control. Each Lender, Administrative Agent and Collateral Agent hereby appoint each other Lender as agent for the purpose of perfecting Collateral Agent’s security interest in assets that, in accordance with the UCC, can be perfected by possession or control.

9.2	Powers and Duties; General Immunity.

A. Powers; Duties Specified. Each Lender irrevocably authorizes Administrative Agent and Collateral Agent to take such action on such Lender’s behalf and to exercise such powers, rights and remedies hereunder and under the other Loan Documents as are specifically delegated or granted to Administrative Agent and/or Collateral Agent by the terms hereof and thereof, together with such powers, rights and remedies as are reasonably incidental thereto. Administrative Agent and Collateral Agent shall have only those duties and responsibilities that are expressly specified in this Agreement and the other Loan Documents. Administrative Agent and Collateral Agent may exercise such powers, rights and remedies and perform such duties by or through its agents or employees. Administrative Agent and Collateral Agent shall not have, by reason of this Agreement or any of the other Loan Documents, a fiduciary relationship in respect of any Lender or Company; and nothing in this Agreement or any of the other Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon Administrative Agent or Collateral Agent any obligations in respect of this Agreement or any of the other Loan Documents except as expressly set forth herein or therein.

B. No Responsibility for Certain Matters. No Agent shall be responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any other Loan Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by such Agent to Lenders or by or on behalf of Company to such Agent or any Lender in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of Company or any other Person liable for the payment of any Obligations, nor shall such Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or the use of the Letters of Credit or as to the existence or possible existence of any Event of

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Default or Potential Event of Default. Anything contained in this Agreement to the contrary notwithstanding, Administrative Agent shall not have any liability arising from confirmations of the amount of outstanding Loans or the Letter of Credit Usage or the component amounts thereof.

C. Exculpatory Provisions. No Agent or any of its officers, directors, employees or agents shall be liable to Lenders for any action taken or omitted by such Agent under or in connection with any of the Loan Documents except to the extent caused by such Agent’s gross negligence or willful misconduct. An Agent shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) in connection with this Agreement or any of the other Loan Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until such Agent shall have received instructions in respect thereof from Requisite Lenders (or such other Lenders as may be required to give such instructions under subsection 10.6) and, upon receipt of such instructions from Requisite Lenders (or such other Lenders, as the case may be), such Agent shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such instructions; provided that no Agent shall be required to take any action that, in its opinion or the opinion of its counsel, may expose such Agent to liability or that is contrary to any Loan Document or applicable law. Without prejudice to the generality of the foregoing, (i) each Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication (including any electronic message, Internet or intranet website posting or other distribution), instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for Company and its Subsidiaries), accountants, experts and other professional advisors selected by it; and (ii) no Lender shall have any right of action whatsoever against an Agent as a result of such Agent acting or (where so instructed) refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of Requisite Lenders (or such other Lenders as may be required to give such instructions under subsection 10.6).

D. Agents Entitled to Act as Lender. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, an Agent in its individual capacity as a Lender hereunder. With respect to its participation in the Loans and the Letters of Credit, an Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not performing the duties and functions delegated to it hereunder, and the term “Lender” or “Lenders” or any similar term shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity. An Agent and its Affiliates may accept deposits from, lend money to, acquire equity interests in and generally engage in any kind of commercial banking, investment banking, trust, financial advisory or other business with Company or any of its Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from Company for services in connection with this Agreement and otherwise without having to account for the same to Lenders.

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9.3	Independent Investigation by Lenders; No Responsibility For Appraisal of Creditworthiness.

Each Lender agrees that it has made its own independent investigation of the financial condition and affairs of Company and its Subsidiaries in connection with the making of the Loans and the issuance of Letters of Credit hereunder and that it has made and shall continue to make its own appraisal of the creditworthiness of Company and its Subsidiaries. No Agent shall have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Lenders or to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter, and no Agent shall have any responsibility with respect to the accuracy of or the completeness of any information provided to Lenders.

9.4	Right to Indemnity.

Each Lender, in proportion to its Pro Rata Share, severally agrees to indemnify Administrative Agent, Collateral Agent and Issuing Lender and each of their officers, directors, employees, agents, attorneys, professional advisors and Affiliates to the extent that any such Person shall not have been reimbursed by Company, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements and fees and disbursements of any financial advisor engaged by Administrative Agent, Collateral Agent or Issuing Lender) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Administrative Agent, Collateral Agent or Issuing Lender, in their capacities as such, or such other Person in exercising their powers, rights and remedies hereunder or performing their duties hereunder or under the other Loan Documents or otherwise in their capacities as Administrative Agent, Collateral Agent or Issuing Lender, as applicable, in any way relating to or arising out of this Agreement or the other Loan Documents; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of Administrative Agent, Collateral Agent or Issuing Lender resulting solely from such Person’s gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. If any indemnity furnished to Administrative Agent, Collateral Agent or Issuing Lender or any other such Person for any purpose shall, in the opinion of Administrative Agent, Collateral Agent or Issuing Lender, as applicable, be insufficient or become impaired, Administrative Agent, Collateral Agent or Issuing Lender, as the case may be, may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

9.5	Resignation of Agents; Successor Administrative Agent and Collateral Agent.

Any Agent may resign at any time by giving 30 days’ prior written notice thereof to Lenders and Company. Upon any such notice of resignation by Administrative Agent or Collateral Agent, Requisite Lenders shall have the right to appoint a successor Administrative Agent or Collateral Agent, as applicable, reasonably acceptable to Company. If no such successor shall have been so appointed by Requisite Lenders and consented to by Company and shall have accepted such appointment within 30 days after the retiring Administrative Agent or

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Collateral Agent, as applicable, gives notice of its resignation, the retiring Administrative Agent or Collateral Agent, as applicable, may, on behalf of Lenders, appoint a successor Administrative Agent or Collateral Agent, respectively, without the further consent of Requisite Lenders or Company. If Administrative Agent or Collateral Agent shall notify Lenders and Company that no Person has accepted such appointment as successor Administrative Agent or Collateral Agent, as the case may be, such resignation shall nonetheless become effective in accordance with Administrative Agent’s or Collateral Agent’s notice and (i) the retiring Administrative Agent or Collateral Agent shall be discharged from its duties and obligations under the Loan Documents, except that any Collateral held by Collateral Agent will continue to be held by it until a Person shall have accepted the appointment of successor Collateral Agent, and (ii) all payments, communications and determinations provided to be made by, to or through Administrative Agent or Collateral Agent, as applicable, shall instead be made by, to or through each Lender directly, until such time as Requisite Lenders appoint a successor Administrative Agent or Collateral Agent and Company shall consent to such appointment in accordance with this subsection 9.5. Upon the acceptance of any appointment as Administrative Agent or Collateral Agent hereunder by a successor Administrative Agent or Collateral Agent, that successor Administrative Agent or Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent or Collateral Agent, as applicable, and the retiring Administrative Agent or Collateral Agent shall be discharged from its duties and obligations under this Agreement (if not already discharged as set forth above). After any retiring Agent’s resignation hereunder, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement.

9.6	Collateral Documents and Subsidiary Guaranty.

Each Lender (including each Lender in its capacity as a Swap Counterparty) hereby further authorizes Collateral Agent, on behalf of and for the benefit of Beneficiaries, to enter into each Collateral Document as secured party and to be the agent for and representative of Lenders under the Subsidiary Guaranty, and each Lender agrees to be bound by the terms of each Collateral Document and the Subsidiary Guaranty; provided that Collateral Agent shall not (i) enter into or consent to any material amendment, modification, termination or waiver of any provision contained in any Collateral Document or the Subsidiary Guaranty or (ii) release or subordinate any Collateral (except as otherwise expressly permitted or required pursuant to the terms of this Agreement or the applicable Collateral Document), in each case without the prior consent of Requisite Lenders (or, if required pursuant to subsection 10.6, all Lenders); provided further, however, that, without further written consent or authorization from Lenders, Collateral Agent may execute any documents or instruments necessary to (a) release any Lien encumbering any item of Collateral that is the subject of a sale or other disposition of assets permitted by this Agreement or to which Requisite Lenders have otherwise consented, (b) release any Subsidiary Guarantor from the Subsidiary Guaranty if all of the Equity Interests of such Subsidiary Guarantor are sold to any Person (other than an Affiliate of Company) pursuant to a sale or other disposition permitted hereunder or to which Requisite Lenders have otherwise consented or (c) subordinate the Liens of Collateral Agent, on behalf of Beneficiaries, to any Liens permitted by subsection 7.2A (excluding Liens described in clause (vi) thereof); provided that, in the case of a sale of such item of Collateral or stock referred to in subdivision (a) or (b), the requirements of subsection 10.14 are satisfied. Anything contained in any of the Loan Documents to the contrary notwithstanding, Company, Administrative Agent, Collateral Agent and each Lender

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hereby agree that (1) no Lender shall have any right individually to realize upon any of the Collateral under any Collateral Document or to enforce the Subsidiary Guaranty, it being understood and agreed that all powers, rights and remedies under the Collateral Documents and the Subsidiary Guaranty may be exercised solely by Collateral Agent for the benefit of Beneficiaries in accordance with the terms thereof, and (2) in the event of a foreclosure by Collateral Agent on any of the Collateral pursuant to a public or private sale, Collateral Agent or any Lender may be the purchaser of any or all of such Collateral at any such sale and Collateral Agent, as agent for and representative of Lenders (but not any Lender or Lenders in its or their respective individual capacities unless Requisite Lenders shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any Collateral payable by Collateral Agent at such sale.

Without derogating from any other authority granted to Administrative Agent or Collateral Agent herein or in the Collateral Documents or any other document relating thereto, each Lender hereby specifically (i) authorizes Collateral Agent to enter into pledge agreements pursuant to this subsection 9.6 with respect to the Equity Interests of all existing and future first-tier Foreign Subsidiaries, which pledge agreements may be governed by the laws of each of the jurisdictions of formation of such Foreign Subsidiaries, as agent on behalf of each of Lenders, with the effect that Lenders each become a secured party thereunder or, where relevant in a jurisdiction, as agent and trustee, with the effect that Lenders each become a beneficiary of a trust and Collateral Agent has all the rights, powers, discretions, protections and exemptions from liability set out in the pledge agreements and (ii) appoints Collateral Agent as its attorney-in-fact granting it the powers to execute each such pledge agreement and any registrations of the security interest thereby created, in each case in its name and on its behalf, with the effect that each Lender becomes a secured party thereunder. With respect to each such pledge agreement, Collateral Agent has the power to sub-delegate to third parties its powers as attorney-in-fact of each Lender.

9.7	Duties of Other Agents.

To the extent that any Lender is identified in this Agreement as a co-agent, Lead Arranger, documentation agent or syndication agent, such Lender shall not have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of such Lenders shall have or be deemed to have a fiduciary relationship with any Lender.

9.8	Administrative Agent May File Proofs of Claim.

In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to Company or any of the Subsidiaries of Company, Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether Administrative Agent shall have made any demand on Company) shall be entitled and empowered, by intervention in such proceeding or otherwise

(i) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Loans and any other Obligations that are owing and unpaid and to file such other papers or documents as may be necessary or advisable in order to have the claims of Lenders and Agents (including any claim for the reasonable compensation, expenses, disbursements and advances of Lenders and Agents and their agents and counsel and all other amounts due Lenders and Agents under subsections 2.3 and 10.2) allowed in such judicial proceeding, and

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(ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to Administrative Agent and, in the event that Administrative Agent shall consent to the making of such payments directly to Lenders, to pay to Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of Agents and their agents and counsel, and any other amounts due Agents under subsections 2.3 and 10.2.

Nothing herein contained shall be deemed to authorize Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lenders or to authorize Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

Section 10. MISCELLANEOUS

10.1	Successors and Assigns; Assignments and Participations in Loans and Letters of Credit.

A. General. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders (it being understood that Lenders’ rights of assignment are subject to the further provisions of this subsection 10.1). Neither Company’s rights or obligations hereunder nor any interest therein may be assigned or delegated by Company without the prior written consent of all Lenders (and any attempted assignment or transfer by Company without such consent shall be null and void). No sale, assignment or transfer or participation of any Letter of Credit or any participation therein may be made separately from a sale, assignment, transfer or participation of a corresponding interest in the Revolving Loan Commitment and the Revolving Loans of the Revolving Lender effecting such sale, assignment, transfer or participation. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Affiliates of each of Administrative Agent, Collateral Agent and Lenders and Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.

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B. Assignments.

(i) Amounts and Terms of Assignments. Any Lender may assign to one or more Eligible Assignees all or any portion of its rights and obligations under this Agreement; provided that (a) except (1) in the case of an assignment of the entire remaining amount of the assigning Lender’s rights and obligations under this Agreement or (2) in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund of a Lender, the aggregate amount of the Revolving Loan Exposure or Term Loan Exposure, as the case may be, of the assigning Lender and the assignee subject to each such assignment shall not be less than $2,500,000, in the case of any assignment of a Revolving Loan, or $1,000,000, in the case of any assignment of a Term Loan, unless each of Administrative Agent and, so long as no Event of Default has occurred and is continuing, Company otherwise consent (each such consent not to be unreasonably withheld or delayed), (b) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or Commitments assigned and any assignment of all or any portion of a Revolving Loan Commitment, Revolving Loans or Letter of Credit participations shall be made only as an assignment of the same proportionate part of the assigning Lender’s Revolving Loan Commitment, Revolving Loans and Letter of Credit participations, (c) the parties to each assignment shall (A) electronically execute and deliver to Administrative Agent an Assignment Agreement via an electronic settlement system acceptable to Administrative Agent or (B) manually execute and deliver to Administrative Agent an Assignment Agreement, together with a processing and recordation fee of $3,500, and the Eligible Assignee, if it shall not already be a party to this Agreement, shall deliver to Administrative Agent information reasonably requested by Administrative Agent, including an administrative questionnaire and such forms, certificates or other evidence, if any, with respect to United States federal income tax withholding matters as the assignee under such Assignment Agreement may be required to deliver to Administrative Agent pursuant to subsection 2.7B(v) and with respect to information requested under the Patriot Act, and (d) Administrative Agent, and if no Event of Default has occurred and is continuing, Company, and, in the case of the assignment of Revolving Loans or Revolving Loan Commitments, each Issuing Lender, shall have consented thereto (which consents shall not be unreasonably withheld or delayed); provided that, (I) with respect to the Term Loans, in the case of an assignment to an Eligible Assignee, no consent of Company shall be required, (II) with respect to the Revolving Loans and Revolving Loan Commitments, no consent of Company shall be required in the case of any assignment to a Lender, any Affiliate of a Lender or any Approved Fund of a Lender and (III) no consent of Company shall be required in connection with any assignment relating to the primary allocation or syndication of the Loans and Commitments by CS to Eligible Assignees that are either organized under the laws of the United States or are qualified to do business in one or more states of the United States.

Upon acceptance and recording by Administrative Agent pursuant to clause (ii) below, from and after the effective date specified in such Assignment Agreement, (y) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment

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Agreement, shall have the rights and obligations of a Lender hereunder and shall be deemed to have made all of the agreements of a Lender contained in the Loan Documents arising out of or otherwise related to such rights and obligations and (z) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment Agreement, relinquish its rights (other than any rights which survive the termination of this Agreement under subsection 10.9B) and be released from its obligations under this Agreement (and, in the case of an Assignment Agreement covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto; provided that, anything contained in any of the Loan Documents to the contrary notwithstanding, if such Lender is an Issuing Lender such Lender shall continue to have all rights and obligations of an Issuing Lender until the cancellation or expiration of any Letters of Credit issued by it and the reimbursement of any amounts drawn thereunder). The assigning Lender shall, upon the effectiveness of such assignment or as promptly thereafter as practicable, surrender its Notes, if any, to Administrative Agent for cancellation, and thereupon new Notes shall, if so requested by the assignee and/or the assigning Lender in accordance with subsection 2.1E, be issued to the assignee and/or to the assigning Lender, substantially in the form of Exhibit IV or Exhibit V annexed hereto, as the case may be, with appropriate insertions, to reflect the amounts of the new Commitments and/or outstanding Revolving Loans and/or outstanding Term Loans, as the case may be, of the assignee and/or the assigning Lender. Other than as provided in subsection 2.1A(iii) and subsection 10.5, any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection 10.1B shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection 10.1C.

(ii) Acceptance by Administrative Agent; Recordation in Register. Upon its receipt of an Assignment Agreement executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with the processing and recordation fee referred to in subsection 10.1B(i) and any forms, certificates or other evidence with respect to United States federal income tax withholding matters that such assignee may be required to deliver to Administrative Agent pursuant to subsection 2.7B(v), Administrative Agent shall, if Administrative Agent and Company have consented to the assignment evidenced thereby (in each case to the extent such consent is required pursuant to subsection 10.1B(i)), (a) accept such Assignment Agreement by executing a counterpart thereof as provided therein (which acceptance shall evidence any required consent of Administrative Agent to such assignment) and (b) record the information contained therein in the Register. Administrative Agent shall maintain a copy of each Assignment Agreement delivered to and accepted by it as provided in this subsection 10.1B(ii). No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this clause (ii).

(iii) Deemed Consent by Company. If the consent of Company to an assignment or to an Eligible Assignee is required hereunder (including a consent to an assignment which does not meet the minimum assignment thresholds specified in subsection 10.1B(i)), Company shall be deemed to have given its consent five Business Days after the date written notice thereof has been delivered by the assigning Lender

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(through Administrative Agent or the electronic settlement system used in connection with any such assignment) unless such consent is expressly refused by Company prior to such fifth Business Day.

(iv) Special Purpose Funding Vehicles. Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (an “SPC”), identified as such in writing from time to time by the Granting Lender to Administrative Agent and Company, the option to provide to Company all or any part of any Loan that such Granting Lender would otherwise be obligated to make to Company pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Loan, and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any state thereof. In addition, notwithstanding anything to the contrary contained in this subsection 10.1B(iv), any SPC may (i) with notice to, but without the prior written consent of, Company and Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions (consented to by Company and Administrative Agent) providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC. This subsection 10.1B(iv) may not be amended without the written consent of the SPC.

C. Participations. Any Lender may, without the consent of, or notice to, Company or Administrative Agent, sell participations to one or more Persons (other than a natural Person or Company or any of its Affiliates) in all or a portion of such Lender’s rights and/or obligations under this Agreement; provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) Company, Administrative Agent, Collateral Agent and Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver directly affecting (i) the extension of the regularly scheduled maturity of any portion of

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the principal amount of or interest on any Loan allocated to such participation, (ii) a reduction of the principal amount of, or the rate of interest payable on, or any fees with respect to, any Loan allocated to such participation, (iii) the release of all or substantially all of the Subsidiary Guarantors from their obligations under the Subsidiary Guaranty or the release of any Lien granted in favor of Collateral Agent with respect to all or substantially all of the Collateral, or (iv) the increase in the commitment allocated to any such Participant. Subject to the further provisions of this subsection 10.1C, Company agrees that each Participant shall be entitled to the benefits of subsections 2.6D and 2.7 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection 10.1B. To the extent permitted by law, each Participant also shall be entitled to the benefits of subsection 10.4 as though it were a Lender, provided such Participant agrees to be subject to subsection 10.5 as though it were a Lender. A Participant shall not be entitled to receive any greater payment under subsections 2.6D and 2.7 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant unless the sale of the participation to such Participant is made with Company’s prior written consent. A Participant that would be a Non-US Lender if it were a Lender shall not be entitled to the benefits of subsection 2.7 unless Company is notified of the participation sold to such Participant and such Participant agrees, for the benefit of Company, to comply with subsection 2.7B(v) as though it were a Lender.

D. Pledges and Assignments. Any Lender may at any time (1) pledge or assign a security interest in all or any portion of its Loans, and the other Obligations owed to such Lender, to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to any Federal Reserve Bank and (2) transfer its rights to receive payments hereunder to one or more of its Affiliates; provided that (i) no Lender shall be relieved of any of its obligations hereunder as a result of any such assignment, pledge or transfer and (ii) in no event shall any assignee, pledgee or transferee be considered to be a “Lender” or be entitled to require the assigning Lender to take or omit to take any action hereunder.

E. Information. Each Lender may furnish any information concerning Company and its Subsidiaries in the possession of that Lender from time to time to assignees and participants (including prospective assignees and participants), subject to subsection 10.19.

F. Agreements of Lenders. Each Lender listed on the signature pages hereof hereby agrees, and each Lender that becomes a party hereto pursuant to an Assignment Agreement shall be deemed to agree, (i) that it is an Eligible Assignee described in clause (ii) of the definition thereof; (ii) that it has experience and expertise in the making of or purchasing loans such as the Loans; and (iii) that it will make or purchase its Loans for its own account in the ordinary course of its business and without a view to distribution of such Loans within the meaning of the Securities Act or the Exchange Act or other federal securities laws (it being understood that, subject to the provisions of this subsection 10.1, the disposition of such Loans or any interests therein shall at all times remain within its exclusive control). Each Lender that becomes a party hereto pursuant to an Assignment Agreement shall also be deemed to represent that such Assignment Agreement constitutes a legal, valid and binding obligation of such Lender, enforceable against such Lender in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity.

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10.2	Expenses.

Whether or not the transactions contemplated hereby shall be consummated, Company agrees to pay promptly (i) all reasonable costs and expenses of Administrative Agent in the negotiation, preparation and execution of the Loan Documents and any consents, amendments, waivers or other modifications thereto; (ii) all reasonable costs and expenses of furnishing all opinions by counsel for Company (including any opinions requested by Agents or Lenders as to any legal matters arising hereunder) and of Company’s performance of and compliance with all agreements and conditions on its part to be performed or complied with under this Agreement and the other Loan Documents including with respect to confirming compliance with environmental, insurance and solvency requirements; (iii) all reasonable fees, expenses and disbursements of counsel to Agents (including reasonable allocated costs of internal counsel) in connection with the negotiation, preparation, execution and administration of the Loan Documents and any consents, amendments, waivers or other modifications thereto and any other documents or matters requested by Company; (iv) all costs and expenses of creating and perfecting Liens in favor of Collateral Agent on behalf of Lenders pursuant to any Collateral Document, including filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees, title insurance premiums, and reasonable fees, expenses and disbursements of counsel to Administrative Agent, Collateral Agent and of counsel providing any opinions that Administrative Agent, Collateral Agent or Requisite Lenders may reasonably request in respect of the Collateral Documents or the Liens created pursuant thereto; (v) all reasonable costs and expenses (including the reasonable fees, expenses and disbursements of any auditors, accountants or appraisers and any environmental or other consultants, advisors and agents employed or retained by Administrative Agent or its counsel) of obtaining and reviewing any appraisals provided for under subsection 6.9B and any environmental audits or reports provided for under subsection 6.9A; (vi) all reasonable costs and expenses incurred by Collateral Agent in connection with the custody or preservation of any of the Collateral; (vii) all other reasonable costs and expenses incurred by Administrative Agent and Lead Arrangers in connection with the syndication of the Commitments; (viii) all reasonable costs and expenses, including reasonable attorneys’ fees (including allocated costs of internal counsel) and fees, costs and expenses of accountants, advisors and consultants, incurred by Administrative Agent or Collateral Agent and its counsel relating to efforts to (a) evaluate or assess any Loan Party, its business or financial condition and (b) protect, evaluate, assess or dispose of any of the Collateral; and (ix) all reasonable costs and expenses, including reasonable attorneys’ fees (including allocated costs of internal counsel), fees, costs and expenses of accountants, advisors and consultants and costs of settlement, incurred by Agents and Lenders in enforcing any Obligations of or in collecting any payments due from any Loan Party hereunder or under the other Loan Documents (including in connection with the sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Loan Documents) or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a “work-out” or pursuant to any insolvency or bankruptcy proceedings.

10.3	Indemnity.

In addition to the payment of expenses pursuant to subsection 10.2, whether or not the transactions contemplated hereby shall be consummated, Company agrees to defend (subject to Indemnitees’ selection of counsel), indemnify, pay and hold harmless Agents and

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Lenders (including Issuing Lenders), and the officers, directors, trustees, employees, agents, advisors, successors and assigns, controlling persons, members, Affiliates and other representatives of Agents and Lenders (collectively called the “Indemnitees”), from and against any and all Indemnified Liabilities (as hereinafter defined); provided that Company shall not have any obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities arise solely from the gross negligence or willful misconduct of that Indemnitee as determined by a final nonappealable judgment of a court of competent jurisdiction. In the case of an investigation, litigation or proceeding to which the indemnity in this subsection 10.3 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by Company, any equity holders or creditors of Company, or an Indemnitee, whether or not an Indemnitee is otherwise a party thereto and whether or not any aspect of the Transactions are consummated.

As used herein, “Indemnified Liabilities” means, collectively, any and all liabilities, obligations, losses, damages (including natural resource damages), penalties, actions, judgments, suits, claims (including Environmental Claims), reasonable costs (including the reasonable costs of any investigation, study, sampling, testing, abatement, cleanup, removal, remediation or other response action necessary to remove, remediate, clean up or abate any Hazardous Materials Activity), reasonable expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for Indemnitees (including reasonable allocated costs of internal counsel) in connection with any investigative, administrative or judicial proceeding commenced or threatened by any Person, whether or not any such Indemnitee shall be designated as a party or a potential party thereto, and any fees or expenses incurred by Indemnitees in enforcing this indemnity), whether direct, indirect or consequential and whether based on any federal, state or foreign laws, statutes, rules or regulations (including securities and commercial laws, statutes, rules or regulations, foreign assets control executive orders and regulations of the Treasury Department, and Environmental Laws), on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any such Indemnitee, in any manner relating to or arising out of (i) this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby (including Lenders’ agreement to make the Loans hereunder or the use or intended use of the proceeds thereof or the issuance of Letters of Credit hereunder or the use or intended use of any thereof, the failure of an Issuing Lender to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Government Authority, or any enforcement of any of the Loan Documents (including any sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Subsidiary Guaranty)) or (ii) any Environmental Claim or any Hazardous Materials Activity relating to or arising from, directly or indirectly, any past or present activity, operation, land ownership, or practice of Company or any of its Subsidiaries.

To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in this subsection 10.3 may be unenforceable in whole or in part because they are violative of any law or public policy, Company shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them.

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Company hereby agrees that no Indemnitee shall have any liability (whether direct or indirect, in contract or tort or otherwise) to Company or any of its Subsidiaries or Affiliates or to equity holders or creditors of Company arising out of, related to or in connection with any aspect of the Transactions, except only for direct (as opposed to special, indirect, consequential or punitive) damages determined in a final nonappealable judgment by a court of competent jurisdiction to have resulted primarily from such Indemnitee’s gross negligence or willful misconduct.

10.4	Set-Off.

In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuation of any Event of Default each of Lenders and their Affiliates is hereby authorized by Company at any time or from time to time, without notice to Company or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, time or demand, provisional or final, including Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other Indebtedness at any time held or owing by that Lender or any Affiliate of that Lender to or for the credit or the account of Company and each other Loan Party against and on account of the Obligations of Company or any other Loan Party then due and owing to that Lender (or any Affiliate of that Lender) or to any other Lender (or any Affiliate of any other Lender) under this Agreement, the Letters of Credit and participations therein and the other Loan Documents, including all claims of any nature or description arising out of or connected with this Agreement, the Letters of Credit and participations therein or any other Loan Document, irrespective of whether or not that Lender shall have made any demand hereunder and although said obligations and liabilities, or any of them, may be contingent or unmatured.

10.5	Ratable Sharing.

Lenders hereby agree among themselves that if any of them shall, whether by voluntary or mandatory payment (other than a payment or prepayment of Loans made and applied in accordance with the terms of this Agreement), by realization upon security, through the exercise of any right of set-off or banker’s lien, by counterclaim or cross action or by the enforcement of any right under the Loan Documents or otherwise, or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of principal, interest, amounts payable in respect of Letters of Credit, fees and other amounts then due and owing to that Lender hereunder or under the other Loan Documents (collectively, the “Aggregate Amounts Due” to such Lender) that is greater than the proportion received by any other Lender in respect of the Aggregate Amounts Due to such other Lender, then the Lender receiving such proportionately greater payment shall, unless such proportionately greater payment is required by the terms of this Agreement, (i) notify Administrative Agent and each other Lender of the receipt of such payment and (ii) apply a portion of such payment to purchase assignments (which it shall be deemed to have purchased from each seller of an assignment simultaneously upon the receipt by such seller of its portion of such payment) of the Aggregate Amounts Due to the other Lenders so that all such recoveries of Aggregate Amounts Due shall be shared by all Lenders in proportion to the Aggregate Amounts Due to them; provided that (A) if all or part of such proportionately greater payment received by

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such purchasing Lender is thereafter recovered from such Lender upon the bankruptcy or reorganization of Company or otherwise, those purchases shall be rescinded and the purchase prices paid for such assignments shall be returned to such purchasing Lender ratably to the extent of such recovery, but without interest and (B) the foregoing provisions shall not apply to (1) any payment made by Company pursuant to and in accordance with the express terms of this Agreement or (2) any payment obtained by a Lender as consideration for the assignment (other than an assignment pursuant to this subsection 10.5) of or the sale of a participation in any of its Obligations to any Eligible Assignee or Participant pursuant to subsection 10.1B. Company expressly consents to the foregoing arrangement and agrees that any purchaser of an assignment so purchased may exercise any and all rights of a Lender as to such assignment as fully as if that Lender had complied with the provisions of subsection 10.1B with respect to such assignment. In order to further evidence such assignment (and without prejudice to the effectiveness of the assignment provisions set forth above), each purchasing Lender and each selling Lender agree to enter into an Assignment Agreement at the request of a selling Lender or a purchasing Lender, as the case may be, in form and substance reasonably satisfactory to each such Lender.

10.6	Amendments and Waivers.

No amendment, modification, termination or waiver of any provision of this Agreement or of the Notes, and no consent to any departure by Company therefrom, shall in any event be effective without the written concurrence of Requisite Lenders; provided that no such amendment, modification, termination, waiver or consent shall, without the consent of:

(a) each Lender with Obligations directly affected (whose consent shall be sufficient for any such amendment, modification, termination or waiver without the consent of Requisite Lenders) (1) reduce the principal amount of any Loan, (2) postpone the scheduled final maturity date of any Loan or postpone the date or reduce the amount of any scheduled payment (but not prepayment) of principal of any Loan, (3) postpone the date on which any interest or any fees are payable, (4) decrease the interest rate borne by any Loan (other than any waiver of any increase in the interest rate applicable to any of the Loans pursuant to subsection 2.2E) or the amount of any fees payable hereunder (other than any waiver of any increase in the fees applicable to Letters of Credit pursuant to subsection 3.2 following an Event of Default) excluding any change in the manner in which any financial ratio used in determining any interest rate or fee is calculated that would result in a reduction of any such rate or fee, (5) reduce the amount or postpone the due date of any amount payable in respect of any Letter of Credit, (6) extend the expiration date of any Letter of Credit beyond the Revolving Loan Commitment Termination Date, (7) extend the Revolving Commitment Termination Date or (8) change in any manner the obligations of Revolving Lenders relating to the purchase of participations in Letters of Credit;

(b) each Lender, (1) change in any manner the definition of “Requisite Class Lenders” or the definition of “Requisite Lenders” (except for any changes resulting solely from an increase in the aggregate amount of the Commitments approved by Requisite Lenders), (2) change in any manner any provision of this Agreement that, by its terms, expressly requires the approval or concurrence of all

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Lenders, (3) increase the maximum duration of Interest Periods permitted hereunder, (4) release any Lien granted in favor of Collateral Agent with respect to all or substantially all of the Collateral or release all or substantially all of the Subsidiary Guarantors from their obligations under the Subsidiary Guaranty, in each case other than in accordance with the terms of the Loan Documents, or (5) change in any manner or waive the provisions contained in subsection 8.1 or this subsection 10.6.

In addition, no amendment, modification, termination or waiver of any provision (i) of Section 3 shall be effective without the written concurrence of Administrative Agent and, with respect to the purchase of participations in Letters of Credit, without the written concurrence of each Issuing Lender that has issued an outstanding Letter of Credit or has not been reimbursed for a payment under a Letter of Credit, (ii) of Section 9 or of any other provision of this Agreement which, by its terms, expressly requires the approval or concurrence of Administrative Agent or Collateral Agent, as applicable, shall be effective without the written concurrence of Administrative Agent or Collateral Agent, as applicable, (iii) of subsection 2.4 that has the effect of changing any voluntary or mandatory prepayments, or Commitment reductions applicable to a Class in a manner that disproportionately disadvantages such Class relative to any other Class shall be effective without the written concurrence of Requisite Class Lenders of such affected Class (it being understood and agreed that any amendment, modification, termination or waiver of any such provision which only postpones or reduces any interim scheduled payment, voluntary or mandatory prepayment, or Commitment reduction from those set forth in subsection 2.4 with respect to one Class but not any other Class shall be deemed to disproportionately disadvantage such one Class but not to disproportionately disadvantage any such other Class for purposes of this clause (iii)); (iv) of Section 8 that has the effect of obligating Revolving Lenders to make Revolving Loans during the occurrence and continuation of an Event of Default shall be effective without the written concurrence of Requisite Class Lenders having Revolving Loan Exposure; (v) that increases the amount of a Commitment of a Lender shall be effective without the consent of such Lender; and (vi) that increases the maximum amount of Letters of Credit shall be effective without the consent of Revolving Lenders constituting Requisite Class Lenders.

Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of that Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Company in any case shall entitle Company to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this subsection 10.6 shall be binding upon each Lender at the time outstanding, each future Lender and, if signed by Company, on Company.

10.7	Independence of Covenants.

All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of an Event of Default or Potential Event of Default if such action is taken or condition exists.

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10.8	Notices; Effectiveness of Signatures.

Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile in complete and legible form, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided that notices to Administrative Agent and any Issuing Lender shall not be effective until received. For the purposes hereof, the address of each party hereto shall be as set forth under such party’s name on the signature pages hereof or (i) as to Company and Administrative Agent, such other address as shall be designated by such Person in a written notice delivered to the other parties hereto and (ii) as to each other party, such other address as shall be designated by such party in a written notice delivered to Administrative Agent. Electronic mail and Internet and intranet websites may be used to distribute routine communications, such as financial statements and other information as provided in subsection 6.1. Administrative Agent or Company may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

Loan Documents and notices under the Loan Documents may be transmitted and/or signed by telefacsimile and by signatures delivered in ‘PDF’ format by electronic mail. The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as an original copy with manual signatures and shall be binding on all Loan Parties, Agents and Lenders. Administrative Agent may also require that any such documents and signature be confirmed by a manually-signed copy thereof; provided, however, that the failure to request or deliver any such manually-signed copy shall not affect the effectiveness of any facsimile document or signature.

10.9	Survival of Representations, Warranties and Agreements.

A. All representations, warranties and agreements made herein shall survive the execution and delivery of this Agreement and the making of the Loans and the issuance of the Letters of Credit hereunder.

B. Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of Company set forth in subsections 2.6D, 2.7, 10.2, 10.3, 10.4, 10.17 and 10.18 and the agreements of Lenders set forth in subsections 9.2C, 9.4, 10.5 and 10.18 shall survive the payment of the Loans, the cancellation or expiration of the Letters of Credit and the reimbursement of any amounts drawn thereunder, and the termination of this Agreement.

10.10	Failure or Indulgence Not Waiver; Remedies Cumulative.

No failure or delay on the part of an Agent or any Lender in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power,

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right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.

10.11	Marshalling; Payments Set Aside.

Neither any Agent nor any Lender shall be under any obligation to marshal any assets in favor of Company or any other party or against or in payment of any or all of the Obligations. To the extent that Company makes a payment or payments to Administrative Agent or Lenders (or to Administrative Agent for the benefit of Lenders), or Agents or Lenders enforce any security interests or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, any other state or federal law, common law or any equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or setoff had not occurred.

10.12	Severability.

In case any provision in or obligation under this Agreement or the Notes shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

10.13	Obligations Several; Independent Nature of Lenders’ Rights; Damage Waiver.

The obligations of Lenders hereunder are several and no Lender shall be responsible for the obligations or Commitments of any other Lender hereunder. Nothing contained herein or in any other Loan Document, and no action taken by Lenders pursuant hereto or thereto, shall be deemed to constitute Lenders, or Lenders and Company, as a partnership, an association, a Joint Venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and, subject to subsection 9.6, each Lender shall be entitled to protect and enforce its rights arising out of this Agreement and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

To the extent permitted by law, Company shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with or as a result of this Agreement (including, without limitation, subsection 2.1C hereof), any other Loan Document, any transaction contemplated by the Loan Documents, any Loan or the use of proceeds thereof. No Indemnitee shall be liable for any damages arising from the use by

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unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with the Loan Documents or the transactions contemplated thereby.

10.14	Release of Security Interest or Guaranty.

Upon (a) the proposed sale or other disposition of any Collateral to any Person (other than an Affiliate of Company) that is permitted by this Agreement or to which Requisite Lenders have otherwise consented, (b) the sale or other disposition of all of the Equity Interests of a Subsidiary Guarantor to any Person (other than an Affiliate of Company) that is permitted by this Agreement or to which Requisite Lenders have otherwise consented or (c) the permitted designation of a HUD Subsidiary under subsection 7.3(xii), for which a Loan Party desires to obtain a security interest release or a release of the Subsidiary Guaranty from Collateral Agent, such Loan Party shall deliver an Officer’s Certificate (i) stating that the Collateral or the Equity Interests subject to such disposition or such designation, as the case may be, is being sold or otherwise disposed of or designated in compliance with the terms hereof and (ii) specifying the Collateral or Equity Interests being sold or otherwise disposed of or the identity of the Subsidiary so designated in the proposed transaction. Upon the receipt of such Officer’s Certificate, Collateral Agent shall, at such Loan Party’s expense, so long as Collateral Agent (a) has no reason to believe that the facts stated in such Officer’s Certificate are not true and correct and (b) (x) if the sale or other disposition of such item of Collateral or Equity Interests constitutes an Asset Sale, shall have received evidence reasonably satisfactory to it that arrangements reasonably satisfactory to it have been made for delivery of the Net Asset Sale Proceeds if and as required by subsection 2.4 and (y) in the case of a designation of a HUD Subsidiary, shall have received evidence reasonably satisfactory to it that arrangements reasonably satisfactory to it have been made for delivery of the Net Indebtedness Proceeds required by subsection 2.4, execute and deliver such releases of its security interest in such Collateral or such Subsidiary Guaranty, as may be reasonably requested by such Loan Party (it being understood that, in the case of the designation of a HUD Subsidiary, Collateral Agent shall not be required to release the Lien in the Equity Interests of such HUD Subsidiary).

10.15	Applicable Law.

THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN ANY SUCH LOAN DOCUMENT), AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF ANOTHER LAW.

10.16	Construction of Agreement; Nature of Relationship.

Each of the parties hereto acknowledges that (i) it has been represented by counsel in the negotiation and documentation of the terms of this Agreement, (ii) it has had full and fair opportunity to review and revise the terms of this Agreement, (iii) this Agreement has

135

been drafted jointly by all of the parties hereto, and (iv) neither Administrative Agent nor any Lender or other Agent has any fiduciary relationship with or duty to Company arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between Administrative Agent, the other Agents and Lenders, on one hand, and Company, on the other hand, in connection herewith or therewith is solely that of debtor and creditor. Accordingly, each of the parties hereto acknowledges and agrees that the terms of this Agreement shall not be construed against or in favor of another party.

10.17	Consent to Jurisdiction and Service of Process.

ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY HERETO ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY OBLIGATIONS HEREUNDER AND THEREUNDER, SHALL BE BROUGHT EXCLUSIVELY IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, COMPANY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY

(I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

(II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

(III) AGREES THAT SERVICE OF ALL PROCESS TO IT IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO COMPANY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SUBSECTION 10.8;

(IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER COMPANY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT;

(V) AGREES THAT LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST COMPANY IN THE COURTS OF ANY OTHER JURISDICTION; AND

(VI) AGREES THAT THE PROVISIONS OF THIS SUBSECTION 10.17 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT ADMINISTRATIVE AGENT, COLLATERAL AGENT, ANY ISSUING LENDER

136

OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING AGAINST COMPANY, ITS SUBSIDIARIES OR THEIR RESPECTIVE PROPERTIES IN THE COURTS OF ANY JURISDICTION FOR THE PURPOSE OF THE RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT OR IN ORDER TO PROCEED AGAINST OR EXERCISE ANY RIGHTS OR REMEDIES WITH RESPECT TO COLLATERAL.

10.18	Waiver of Jury Trial.

EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SUBSECTION 10.18 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

10.19	Confidentiality.

Each Lender shall hold all non-public information obtained pursuant to the requirements of this Agreement in accordance with such Lender’s customary procedures for handling confidential information of this nature, it being understood and agreed by Company that in any event a Lender may make disclosures (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential),

137

(b) to the extent requested by any Government Authority having jurisdiction over such Lender, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (f) subject to an agreement containing provisions substantially the same as those of this subsection 10.19, to (i) any Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any direct or indirect contractual counterparty or prospective counterparty (or such contractual counterparty’s or prospective counterparty’s professional advisor) to any credit derivative transaction relating to obligations of Company, (g) with the consent of Company, (h) to the extent such information (i) becomes publicly available other than as a result of a breach of this subsection 10.19 or (ii) becomes available to Administrative Agent or any Lender on a nonconfidential basis from a source other than Company or (i) to the National Association of Insurance Commissioners or any other similar organization or any nationally recognized rating agency that requires access to information about a Lender’s or its Affiliates’ investment portfolio in connection with ratings issued with respect to such Lender or its Affiliates; provided that, unless specifically prohibited by applicable law or court order, each Lender shall notify Company of any request by any Government Authority or representative thereof (other than any such request in connection with any examination of the financial condition of such Lender by such Government Authority) for disclosure of any such non-public information prior to disclosure of such information; and provided, further that in no event shall any Lender be obligated or required to return any materials furnished by Company or any of its Subsidiaries. In addition, Administrative Agent and Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry, and service providers to Administrative Agent and Lenders, and Agents or any of their Affiliates may place customary “tombstone” advertisements relating hereto in publications (including publications circulated in electronic form) of its choice at its own expense.

Notwithstanding anything herein to the contrary, information required to be treated as confidential by reason of the foregoing shall not include, and Administrative Agent and each Lender may disclose to any and all Persons, without limitation of any kind, any information with respect to United States federal income tax treatment and United States federal income tax structure of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to Administrative Agent or such Lender relating to such tax treatment and tax structure.

10.20	Counterparts; Effectiveness.

This Agreement and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

138

[Remainder of page intentionally left blank]

139

THIRD AMENDED AND RESTATED

CREDIT AGREEMENT

DATED AS OF APRIL 9, 2010

AMONG

SKILLED HEALTHCARE GROUP, INC.,

THE LENDERS LISTED HEREIN,

as Lenders,

CREDIT SUISSE AG,

as Administrative Agent and as Collateral Agent,

and

CREDIT SUISSE SECURITIES (USA) LLC,

BANC OF AMERICA SECURITIES LLC,

BARCLAYS CAPITAL

and

J.P. MORGAN SECURITIES INC.,

as Joint Lead Arrangers and Joint Bookrunners

		Page

Section 1.	DEFINITIONS	2

1.1	Certain Defined Terms.	2

1.2	Accounting Terms; Utilization of GAAP for Purposes of Calculations Under Agreement.	35

1.3	Other Definitional Provisions and Rules of Construction.	36

Section 2.	AMOUNTS AND TERMS OF COMMITMENTS AND LOANS	36

2.1	Commitments; Making of Loans; the Register; Optional Notes.	36

2.2	Interest on the Loans.	43

2.3	Fees.	46

2.4	Repayments, Prepayments and Reductions of Revolving Loan Commitment Amount; General Provisions Regarding Payments; Application of Proceeds of Collateral and Payments Under Subsidiary Guaranty.	47

2.5	Use of Proceeds.	55

2.6	Special Provisions Governing Eurodollar Rate Loans.	55

2.7	Increased Costs; Taxes; Capital Adequacy.	57

2.8	Statement of Lenders; Obligation of Lenders and Issuing Lenders to Mitigate.	63

2.9	Replacement of a Lender.	63

Section 3.	LETTERS OF CREDIT	64

3.1	Issuance of Letters of Credit and Lenders’ Purchase of Participations Therein.	64

3.2	Letter of Credit Fees.	67

3.3	Drawings and Reimbursement of Amounts Paid Under Letters of Credit.	68

3.4	Obligations Absolute.	71

3.5	Nature of Issuing Lenders’ Duties.	72

Section 4.	CONDITIONS TO EFFECTIVENESS AND REVOLVING LOANS AND LETTERS OF CREDIT	72

4.1	Conditions to Effectiveness.	72

4.2	Conditions to All Loans.	76

4.3	Conditions to Letters of Credit.	77

Section 5.	COMPANY’S REPRESENTATIONS AND WARRANTIES	78

-i-

(continued)

-ii-

(continued)

		Page

6.7	Environmental Matters.	95

6.8	Execution of Subsidiary Guaranty and Personal Property Collateral Documents After the Effective Date.	96

6.9	Matters Relating to Real Property Collateral.	98

6.10	Interest Rate Protection.	100

6.11	Deposit Accounts, Securities Accounts and Cash Management Systems; Government Reimbursement Deposit Accounts.	100

6.12	Ratings.	101

Section 7.	NEGATIVE COVENANTS	101

7.1	Indebtedness.	101

7.2	Liens and Related Matters.	103

7.3	Investments; Acquisitions.	104

7.4	Contingent Obligations.	106

7.5	Restricted Junior Payments.	107

7.6	Financial Covenants.	108

7.7	Restriction on Fundamental Changes; Asset Sales.	109

7.8	Transactions with Shareholders and Affiliates.	110

7.9	Sales and Lease-Backs.	110

7.10	Conduct of Business.	111

7.11	Amendments of Documents Relating to Subordinated Indebtedness; Amendments or Waivers of Related Agreements; Designation of Designated Senior Indebtedness.	111

7.12	Fiscal Year.	111

7.13	Government Reimbursement Deposit Accounts.	111

Section 8.	EVENTS OF DEFAULT	112

8.1	Failure to Make Payments When Due.	112

8.2	Default in Other Agreements.	112

8.3	Breach of Certain Covenants.	112

8.4	Breach of Warranty.	113

8.5	Other Defaults Under Loan Documents.	113

8.6	Involuntary Bankruptcy; Appointment of Receiver, etc.	113

8.7	Voluntary Bankruptcy; Appointment of Receiver, etc.	113

-iii-

(continued)

-iv-

(continued)

-v-

EXHIBITS

I	FORM OF NOTICE OF BORROWING

II	FORM OF NOTICE OF CONVERSION/CONTINUATION

III	FORM OF REQUEST FOR ISSUANCE

IV	FORM OF TERM NOTE

V	FORM OF REVOLVING NOTE

VI	FORM OF NOTICE OF PREPAYMENT

VII	FORM OF COMPLIANCE CERTIFICATE

VIII	OPINIONS OF COMPANY COUNSEL

IX	FORM OF ASSIGNMENT AGREEMENT

X	FORM OF SOLVENCY CERTIFICATE

XI	FORM OF MORTGAGE

XII	PERFECTION CERTIFICATE

-vi-

SCHEDULES

1.1	EXISTING MORTGAGED PROPERTIES

2.1	LENDERS’ COMMITMENTS

4.1E	CERTAIN LOCAL COUNSEL

5.1	JURISDICTIONS OF ORGANIZATION; SUBSIDIARIES OF COMPANY

5.5B	REAL PROPERTY

5.5C	INTELLECTUAL PROPERTY

5.6	LITIGATION

5.11	CERTAIN EMPLOYEE BENEFIT PLANS

5.13	ENVIRONMENTAL MATTERS

7.1	CERTAIN EXISTING INDEBTEDNESS

7.2	CERTAIN EXISTING LIENS

7.3	CERTAIN EXISTING INVESTMENTS

7.4	CERTAIN EXISTING CONTINGENT OBLIGATIONS

7.7	CERTAIN FACILITIES

-vii-

EXHIBIT I

[FORM OF] NOTICE OF BORROWING

Pursuant to that certain Third Amended and Restated Credit Agreement dated as of April 9, 2010, as amended, supplemented or otherwise modified to the date hereof (said Third Amended and Restated Credit Agreement, as so amended, supplemented or otherwise modified, being the “Credit Agreement”, the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Skilled Healthcare Group, Inc., a Delaware corporation (“Company”), the Lenders from time to time party thereto (“Lenders”) and Credit Suisse AG, as Administrative Agent (“Administrative Agent”) and Collateral Agent, this represents Company’s request to borrow as follows:

1.	Date of borrowing: ,

2.	Amount of borrowing: $

3.	Type of Loans:

[  ] a. Term Loans

[  ] b. Revolving Loans

[  ] c. Delayed Draw Term Loans

4.	Interest rate option:

[  ] a. Base Rate Loan(s)

[  ] b. Eurodollar Rate Loans with an initial Interest Period of                      month(s)

The proceeds of such Loans are to be deposited in Company’s account at Administrative Agent.

The undersigned officer, to the best of his or her knowledge, and Company certify that:

(i) The representations and warranties contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true, correct and complete in all material respects on and as of such earlier date; provided, that, if a representation and warranty is qualified as to materiality, with respect to such representation and warranty the materiality qualifier set forth above shall be disregarded for purposes of this condition;

(ii) No event has occurred and is continuing or would result from the consummation of the borrowing contemplated hereby that would constitute an Event of Default or a Potential Event of Default;

[(iii) Company has delivered a certificate, signed by an Officer of Company, certifying that the incurrence of the Loans by Company pursuant to this Notice of Borrowing will be permitted by the Senior Subordinated Notes Indenture;]1 and

(iv) Each Loan Party has performed in all material respects all agreements and satisfied all conditions which the Credit Agreement provides shall be performed or satisfied by it on or before the date hereof.

DATED:	SKILLED HEALTHCARE GROUP, INC., A DELAWARE CORPORATION

By: _____________________________________

Name: ___________________________________

Title: ____________________________________

1 To be included in all Notices of Borrowing, unless and until the Senior Subordinated Note Indenture has been satisfied and discharged, if after giving effect to the making of Loans pursuant hereto and the use of proceeds thereof, the aggregate amount of Obligations would exceed the maximum amount of “Senior Credit Facilities” Indebtedness permitted to be incurred pursuant to Section 4.03(b)(1) of the Senior Subordinated Note Indenture.

I-2

Notice of Borrowing

EXHIBIT II

[FORM OF] NOTICE OF CONVERSION/CONTINUATION

Pursuant to that certain Third Amended and Restated Credit Agreement dated as of April 9, 2010, as amended, supplemented or otherwise modified to the date hereof (said Third Amended and Restated Credit Agreement, as so amended, supplemented or otherwise modified, being the “Credit Agreement”, the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Skilled Healthcare Group, Inc., a Delaware corporation (“Company”), the Lenders from time to time party thereto and Credit Suisse AG, as Administrative Agent and Collateral Agent, this represents Company’s request to convert or continue Loans as follows:

1.	Date of conversion/continuation: ,

2.	Amount of Loans being converted/continued: $

3.	Type of Loans being converted/continued:

[  ] a. Term Loans

[  ] b. Revolving Loans

4.	Nature of conversion/continuation:

[  ] a. Conversion of Base Rate Loans to Eurodollar Rate Loans

[  ] b. Conversion of Eurodollar Rate Loans to Base Rate Loans

[  ] c. Continuation of Eurodollar Rate Loans as such

5.     If Loans are being continued as or converted to Eurodollar Rate Loans, the duration of the new Interest Period that commences on the conversion/continuation date:                      month(s)

In the case of a conversion to or continuation of Eurodollar Rate Loans, the undersigned officer, to the best of his or her knowledge, and Company certify that no Event of Default or Potential Event of Default has occurred and is continuing under the Credit Agreement.

DATED:	SKILLED HEALTHCARE GROUP, INC., A DELAWARE CORPORATION

By: _____________________________________

Name: ___________________________________

Title: ____________________________________

II-1

EXHIBIT III

[FORM OF] REQUEST FOR ISSUANCE

REQUEST FOR ISSUANCE

Pursuant to that certain Third Amended and Restated Credit Agreement dated as of April 9, 2010, as amended, supplemented or otherwise modified to the date hereof (said Third Amended and Restated Credit Agreement, as so amended, supplemented or otherwise modified, being the “Credit Agreement”, the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Skilled Healthcare Group, Inc., a Delaware corporation (“Company”), the Lenders from time to time party thereto and Credit Suisse AG, as Administrative Agent (“Administrative Agent”) and Collateral Agent, this represents Company’s request for the issuance of a Letter of Credit by [Administrative Agent][name of other Lender] as follows:

1.	Issuing Lender:	[Administrative Agent] [ ]

2.	Date of issuance of Letter of Credit: ,

3.	Type of Letter of Credit:

[ ] a. Commercial Letter of Credit

[ ] b. Standby Letter of Credit

4.	Face amount of Letter of Credit: $

5.	Expiration date of Letter of Credit: ,

6.	Name and address of beneficiary:
__________________________________________
__________________________________________
__________________________________________
__________________________________________

7.	Attached hereto is:

[ ] the verbatim text of such proposed Letter of Credit

[  ]    a description of the proposed terms and conditions of such Letter of Credit, including a precise description of any documents to be presented by the beneficiary which, if presented by the beneficiary prior to the expiration date of such Letter of Credit, would require the Issuing Lender to make payment under such Letter of Credit.

The undersigned officer, to the best of his or her knowledge, and Company certify that:

(i) The representations and warranties contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true, correct and complete in all material respects on and as of such earlier date; provided, that, if a representation and warranty is qualified as to materiality, with respect to such representation and warranty the materiality qualifier set forth above shall be disregarded for purposes of this condition;

(ii) No event has occurred and is continuing or would result from the issuance of the Letter of Credit contemplated hereby that would constitute an Event of Default or a Potential Event of Default;

[(iii) Company has delivered a certificate by an Officer of Company, certifying that the issuance of such Letter of Credit to Company pursuant to this Request for Issuance is permitted by the Senior Subordinated Notes Indenture;]1 and

(iv) Each Loan Party has performed in all material respects all agreements and satisfied all conditions which the Credit Agreement provides shall be performed or satisfied by it on or before the date hereof.

DATED:	SKILLED HEALTHCARE GROUP, INC., A DELAWARE CORPORATION

By: _____________________________________

Name: ___________________________________

Title: ____________________________________

1 To be included in all Requests for Issuance, unless and until the Senior Subordinated Note Indenture shall have been satisfied and discharged, if after giving effect to the issuance of any Letter of Credit pursuant hereto and the use of proceeds thereof, the aggregate amount of Obligations would exceed the maximum amount of “Senior Credit Facilities” Indebtedness permitted to be incurred pursuant to Section 4.03(b)(1) of the Senior Subordinated Note Indenture.

III-2

Request for Issuance

EXHIBIT IV

[FORM OF] TERM NOTE

SKILLED HEALTHCARE GROUP, INC.

$ [1]	New York, New York {Issuance date}

FOR VALUE RECEIVED, SKILLED HEALTHCARE GROUP, INC., a Delaware corporation (“Company”), promises to pay to                              2 (“Payee”) or its registered assigns the principal amount of                      3 ($[                                                                                 1]). The principal amount of this Note shall be payable on the dates and in the amounts specified in that certain Third Amended and Restated Credit Agreement dated as of April 9, 2010 by and among Company, Lenders from time to time party thereto and Credit Suisse AG, as Administrative Agent and Collateral Agent (said Third Amended and Restated Credit Agreement, as it may be amended, supplemented or otherwise modified from time to time, being the “Credit Agreement”, the terms defined therein and not otherwise defined herein being used herein as therein defined); provided that the last such installment shall be in an amount sufficient to repay the entire unpaid principal balance of this Note, together with all accrued and unpaid interest thereon.

Company also promises to pay interest on the unpaid principal amount hereof, until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of the Credit Agreement.

This Note is one of Company’s “Term Notes” and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Term Loan evidenced hereby was made and is to be repaid.

All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Funding and Payment Office or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of this Note shall have been accepted by Administrative Agent and recorded in the Register as provided in the Credit Agreement, Company and Administrative Agent shall be entitled to deem and treat Payee as the owner and holder of this Note and the Loan evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of Company hereunder with respect to payments of principal of or interest on this Note.

[1]	Insert amount of Lender’s Term Loan in numbers.
[2]	Insert Lender’s name in capital letters.
[3]	Insert amount of Lender’s Term Loan in words.

This Note is subject to mandatory prepayment as provided in the Credit Agreement and to prepayment at the option of Company as provided in the Credit Agreement.

THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

Upon the occurrence and during the continuance of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

This Note is subject to restrictions on transfer or assignment as provided in the Credit Agreement.

No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Company, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

Company promises to pay all reasonable costs and expenses, including reasonable attorneys’ fees, all as provided in the Credit Agreement, incurred in the collection and enforcement of this Note. Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof in accordance with the Credit Agreement, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

IV-2

Term Note

IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

SKILLED HEALTHCARE GROUP, INC., A DELAWARE CORPORATION

By: _____________________________
Name: ___________________________
Title: ____________________________

IV-3

Term Note

EXHIBIT V

[FORM OF] REVOLVING NOTE

SKILLED HEALTHCARE GROUP, INC.

$ [1]	New York, New York {Issuance date}

FOR VALUE RECEIVED, SKILLED HEALTHCARE GROUP, INC., a Delaware corporation (“Company”), promises to pay to                              2 (“Payee”) or its registered assigns, the lesser of (x)                      3 ($[                                                                                  1]) and (y) the unpaid principal amount of all advances made by Payee to Company as Revolving Loans under that certain Third Amended and Restated Credit Agreement dated as of April 9, 2010 by and among Company, the Lenders from time to time party thereto and Credit Suisse AG, as Administrative Agent and Collateral Agent (said Third Amended and Restated Credit Agreement, as it may be amended, supplemented or otherwise modified from time to time, being the “Credit Agreement”, the terms defined therein and not otherwise defined herein being used herein as therein defined). The principal amount of this Note shall be payable on the dates and in the amounts specified in the Credit Agreement.

Company also promises to pay interest on the unpaid principal amount hereof, until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of the Credit Agreement.

This Note is one of Company’s “Revolving Notes” and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Revolving Loans evidenced hereby were made and are to be repaid.

All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Funding and Payment Office or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of this Note shall have been accepted by Administrative Agent and recorded in the Register as provided in the Credit Agreement, Company and Administrative Agent shall be entitled to deem and treat Payee as the owner and holder of this Note and the Loans evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of Company hereunder with respect to payments of principal of or interest on this Note.

[1]	Insert amount of Lender’s Revolving Loan Commitment in numbers.
[2]	Insert Lender’s name in capital letters.
[3]	Insert amount of Lender’s Revolving Loan Commitment in words.

This Note is subject to mandatory prepayment as provided in the Credit Agreement and to prepayment at the option of Company as provided in the Credit Agreement.

THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

Upon the occurrence and during the continuance of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

This Note is subject to restrictions on transfer or assignment as provided in the Credit Agreement.

No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Company, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

Company promises to pay all reasonable costs and expenses, including reasonable attorneys’ fees, all as provided in the Credit Agreement, incurred in the collection and enforcement of this Note. Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof in accordance with the Credit Agreement, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

V-2	Revolving Note

IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

SKILLED HEALTHCARE GROUP, INC., A DELAWARE CORPORATION

By: _____________________________
Name: ___________________________
Title: ____________________________

V-3	Revolving Note

TRANSACTIONS

ON

REVOLVING NOTE

Date	Type of Loan Made This Date	Amount of Loan Made This Date	Amount of Principal Paid This Date	Outstanding Principal Balance This Date	Notation Made By

V-4	Revolving Note

EXHIBIT VI

[FORM OF] NOTICE OF PREPAYMENT

Pursuant to that certain Third Amended and Restated Credit Agreement dated as of April 9, 2010, as amended, supplemented or otherwise modified to the date hereof (said Third Amended and Restated Credit Agreement, as so amended, supplemented or otherwise modified, being the “Credit Agreement”, the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Skilled Healthcare Group, Inc., a Delaware corporation (“Company”), the Lenders from time to time party thereto and Credit Suisse AG, as Administrative Agent (“Administrative Agent”) and Collateral Agent, this represents Company’s notice of prepayment as follows:

1.	Date of Notice: ,

2.	Type of Prepayment/Reduction/Termination:

[ ] a.	Voluntary Prepayment of:

	[ ] i.	Term Loan

	[ ] ii.	Revolving Loan

[ ] b.	Voluntary Reduction/Termination of Revolving Loan Commitments

[ ] c.	Voluntary Termination of Delayed Draw Term Loan Commitments

[ ] d.	Mandatory Prepayment of Term Loans (specify the circumstance requiring said prepayment and/or reduction by checking the appropriate box below):

	[ ] i.	Receipt of Net Asset Sale Proceeds (check one of the options below)

		[ ] 1.	Prepayment with Net Asset Sale Proceeds that will not be reinvested

		[ ] 2.	Prepayment of Revolving Loans pending reinvestment of Net Asset Sale Proceeds

	[ ] ii.	Receipt of Net Insurance/Condemnation Proceeds

		[ ] 1.	Prepayment with Net Insurance/Condemnation Proceeds that will not be reinvested

		[ ] 2.	Prepayment of Revolving Loans pending reinvestment of Net Insurance/Condemnation Proceeds

	[ ] iii.	Receipt of Net Indebtedness Proceeds from the issuance of Indebtedness

	[ ] iv.	Consolidated Excess Cash Flow

3.	Amount of prepayment/reduction of Revolving Loan Commitments (as applicable):

[ ] a.	Voluntary/Mandatory
	Prepayment:[1]	$

[ ] b.	Reduction/Termination of Revolving Loan Commitments:[2]	$

4.	If applicable, specify desired application of voluntary prepayment:[3]

5.	Date of prepayment or date reduction/termination of Revolving Loan Commitment Amount or termination of Delayed Draw Termination will take effect: ,

6.	Attached hereto is (if applicable):

[ ]	a. Officer’s Certificate setting forth the portion of any Net Asset Sale Proceeds or Net Insurance/Condemnation Proceeds that Company or any Subsidiary intends to reinvest in equipment or other productive assets of the general type used in the business of Company or its Subsidiaries.

[ ]	b. Officer’s Certificate demonstrating the calculation of the amount of the applicable Net Asset Sale Proceeds, Net Insurance/Condemnation Proceeds, Net Indebtedness Proceeds or Consolidated Excess Cash Flow, as the case may be, that gave rise to a mandatory prepayment.

1   This option should be selected for all voluntary and mandatory prepayments of the Loans.

2   This option should be selected only if a termination or reduction of the Revolving Loan Commitments is the subject of this notice.

3   Irrespective of any application specified by Company, voluntary prepayments shall first be applied as specified in subsection 2.4B(iv)(a) of the Credit Agreement.

VI-2	Notice of Prepayment

IN WITNESS WHEREOF, the undersigned authorized officer of Company has executed this notice as of the date set forth above.

SKILLED HEALTHCARE GROUP, INC., A DELAWARE CORPORATION

By: _____________________________
Name: ___________________________
Title: ____________________________

VI-3	Notice of Prepayment

EXHIBIT VII

[FORM OF] COMPLIANCE CERTIFICATE

THE UNDERSIGNED HEREBY CERTIFY THAT:

(1) We are the duly elected [Title] and [Title] of Skilled Healthcare Group, Inc., a Delaware corporation (“Company”);

(2) We have reviewed the terms of that certain Third Amended and Restated Credit Agreement dated as of April 9, 2010, as amended, supplemented or otherwise modified to the date hereof (said Third Amended and Restated Credit Agreement, as so amended, supplemented or otherwise modified, being the “Credit Agreement”, the terms defined therein and not otherwise defined in this Certificate (including Attachment No. 1 annexed hereto and made a part hereof) being used in this Certificate as therein defined), by and among Company, the Lenders from time to time party thereto, and Credit Suisse AG, as Administrative Agent and Collateral Agent, and the terms of the other Loan Documents, and we have made, or have caused to be made under our supervision, a review in reasonable detail of the transactions and condition of Company and its Subsidiaries during the accounting period covered by the financial statements delivered concurrently with delivery of this Certificate; and

(3) The examination described in paragraph (2) above did not disclose, and we have no knowledge of, the existence and continuance of any condition or event which constitutes an Event of Default or Potential Event of Default at the end of the accounting period covered by the financial statements delivered concurrently with delivery of this certificate or as of the date of this Certificate[, except as set forth below].

[Set forth [below] [in a separate attachment to this Certificate] are all exceptions to paragraph (3) above listing, in detail, the nature of the condition or event, the period during which it has existed and the action which Company has taken, is taking, or proposes to take with respect to each such condition or event:

]

The foregoing certifications, together with the computations set forth in Attachment No. 1 annexed hereto and made a part hereof and the financial statements delivered with this Certificate in support hereof, are made and delivered this                  day of                     ,          pursuant to subsection 6.1(iv) of the Credit Agreement.

VII-1	Compliance Certificate

SKILLED HEALTHCARE GROUP, INC., A DELAWARE CORPORATION

By: _____________________________
Name: ___________________________
Title: ____________________________

By: _____________________________
Name: ___________________________
Title: ____________________________

VII-2	Compliance Certificate

Exhibit VIII	355 South Grand Avenue
Opinions of Company Counsel	Los Angeles, California 90071-1560
Tel: +1.213.485.1234 Fax: +1.213.891.8763
www.lw.com
FIRM / AFFILIATE OFFICES
	Abu Dhabi	Moscow
	Barcelona	Munich
	Beijing	New Jersey
	Brussels	New York
April 9, 2010	Chicago	Orange County
	Doha	Paris
	Dubai	Rome
	Frankfurt	San Diego
	Hamburg	San Francisco
	Hong Kong	Shanghai
	Houston	Silicon Valley
	London	Singapore
	Los Angeles	Tokyo
	Madrid	Washington, D.C.
Milan

The lenders listed on Schedule A hereto (the “Lenders”)

and

Credit Suisse AG (formerly known as Credit Suisse),

as administrative agent for the Lenders (the “Administrative Agent”)

11 Madison Avenue

New York, New York 10010

Re:	Amendment and Restatement Agreement, dated as of April 9, 2010, among
Skilled Healthcare Group, Inc., as borrower, the Subsidiary Guarantors listed on the signature pages thereto, the Lenders listed on the signature pages thereto and
Credit Suisse AG, as Administrative Agent for Lenders and as Collateral Agent
for Lenders

Ladies and Gentlemen:

We have acted as special counsel to Skilled Healthcare Group, Inc., a Delaware corporation (the “Borrower”), the subsidiaries of Borrower identified on Part 1 of Schedule B (the “Delaware Corporate Subsidiaries,” and collectively, with the Borrower, the “Delaware Corporate Loan Parties,” and each individually a “Delaware Corporate Loan Party”), the subsidiaries of Borrower identified on Part 2 of Schedule B (the “Delaware LLC Loan Parties,” and each individually, a “Delaware LLC Loan Party”), the subsidiaries of Borrower identified on Part 3 of Schedule B (the “Delaware Limited Partnership Loan Parties,” and each individually, a “Delaware Limited Partnership Loan Party” and together with the Delaware Corporate Subsidiaries and the Delaware LLC Loan Parties, collectively, the “Subsidiary Guarantors” and each, individually, a “Subsidiary Guarantor”) in connection with (i) the Amendment and Restatement Agreement, dated as of April 9, 2010 (the “Amendment and Restatement Agreement”), among the Borrower, the subsidiary guarantors listed on the signature pages thereto, the lenders listed on the signature pages thereto and Credit Suisse AG, as Administrative Agent for Lenders and as Collateral Agent for Lenders and (ii) the Third Amended and Restated Credit Agreement dated as of April 9, 2010 (the “Restated Credit Agreement”) among the Borrower, the financial institutions listed on the signature pages to the Amendment and Restatement Agreement, and Credit Suisse AG, as Administrative Agent for Lenders and as

April 9, 2010

Collateral Agent for Lenders. The Borrower and the Subsidiary Guarantors are referred to herein collectively as the “Loan Parties” and each, individually, as a “Loan Party”.

This letter is furnished pursuant to subsection 4.1E of the Restated Credit Agreement.

As such counsel, we have examined such matters of fact and questions of law as we have considered appropriate for purposes of this letter, except where a specified fact confirmation procedure is stated to have been performed (in which case we have with your consent performed the stated procedure). We have examined, among other things, the following:

(a)      the Amendment and Restatement Agreement;

(b)      the Restated Credit Agreement;

(c)      the Second Amendment to Fee and Leasehold Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing (California) entered into as of April 9, 2010 (the “Deed of Trust Amendment”) by and between Credit Suisse AG, in its capacity as administrative agent and collateral agent for and representation of the lenders party to the Restated Credit Agreement and the Lender Hedge Parties (as defined in the Existing Deed of Trust (as defined below)) (in such capacity, the “Agent”) and SHG Resources, LP (“Fee Owner”) and The Earlwood, LLC (“Operating Lessee”);

(d)      the First Amendment to Fee and Leasehold Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing (California) dated as of June 15, 2005 (the “First Amendment”) by and between Credit Suisse AG, in its capacity as administrative agent and collateral agent, Fee Owner and Operating Lessee;

(e)      the Fee and Leasehold Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing (California) dated as of July 22, 2004 (as amended by the First Amendment, the “Existing Deed of Trust”) by and from Fee Owner and Operating Lessee to Chicago Title Company, a California corporation, for the benefit of Credit Suisse AG, in its capacity as administrative agent and collateral agent;

(f)      the Amended and Restated First Lien Security Agreement dated as of June 15, 2005 (the “Existing Security Agreement”) by and among the Borrower, each of the direct and indirect subsidiaries of the Borrower signatory thereto and Credit Suisse AG (formerly known as Credit Suisse), as administrative agent and collateral agent (in such capacity, the “Collateral Agent”) for and representative of the Beneficiaries (as defined therein);

(g)      the Security Agreement Counterparts listed on Schedule C hereto (the “Security Agreement Counterparts”);

(h)      the agreements and instrument(s) creating, evidencing or securing indebtedness of the Loan Parties for borrowed money identified to us by an officer of the Borrower as material to the Loan Parties and listed in Annex A (the “Specified Agreements”);

April 9, 2010

(i)      the Certificates of Incorporation and Bylaws in each case, as amended to date, of the Delaware Corporate Loan Parties (the “Corporate Governing Documents”);

(j)      the Certificates of Limited Partnerships and Limited Partnership Agreements in each case, as amended to date, of the Delaware Limited Partnership Loan Parties, each of which, with your consent, we have assumed is (i) a valid and binding agreement of the parties thereto, enforceable in accordance with the plain meaning of its terms, (ii) in full force and effect, and (iii) the entire agreement of the parties pertaining to the subject matter thereof (the “Partnership Governing Documents”);

(k)      the Certificates of Formation and Limited Liability Company Agreements, in each case, as amended to date, of the Delaware LLC Loan Parties, each of which, with your consent we have assumed is (i) a valid and binding agreement of the parties thereto, enforceable in accordance with the plain meaning of its terms, (ii) in full force and effect, and (iii) the entire agreement of the parties pertaining to the subject matter thereof (the “LLC Governing Documents”, and together with the Corporate Governing Documents and the Partnership Governing Documents, collectively, the “Governing Documents”);

(l)      the court or governmental orders, writs, judgments or decrees specifically directed to the Loan Parties and identified to us by an officer of the Borrower as material to the Loan Parties and listed in Annex B (the “Court Orders”); and

(m)      copies of UCC-1 financing statements naming the Loan Parties as debtors and the Collateral Agent as secured party, together with all schedules and exhibits to such financing statements, to be filed in the Office of the Secretary of State of the State of Delaware, copies of which are attached hereto on Annex C and incorporated herein by this reference (collectively, the “Financing Statements”).

The documents described in subsections (a) – (c) above are referred to herein collectively as the “New Loan Documents.” The documents described in subsections (d) – (g) above are referred to herein collectively as the “Original Loan Documents.” The Amendment and Restatement Agreement and the Deed of Trust Amendment are referred to herein collectively as the “Transaction Documents”. As used in this letter, the “New York UCC” shall mean the Uniform Commercial Code as now in effect in the State of New York and the “California UCC” shall mean the Uniform Commercial Code as in effect in the State of California. As used in this letter, “Applicable UCC” shall mean the New York UCC, the California UCC and/or the Delaware UCC (as defined below).

Except as otherwise stated herein, as to factual matters we have, with your consent, relied upon the foregoing, and upon oral and written statements and representations of officers and other representatives of the Borrower and others, including the representations and warranties of the Loan Parties in the New Loan Documents. We have not independently verified such factual matters.

We are opining as to the effect on the subject transaction only of (i) the federal laws of the United States, (ii) the internal laws of the State of New York, (iii) with respect to our

April 9, 2010

opinions set forth in paragraphs 1, 2 and 4 of this letter, the Delaware General Corporation Law (the “DGCL”), the Delaware Revised Uniform Limited Partnership Act (the “DRULPA”) and the Delaware Limited Liability Company Act (the “DLLCA”), (iv) with respect to our opinions set forth in paragraph 9 of this letter, the internal laws of the State of California, (v) with respect to our opinions set forth in paragraph 4 of this letter as they relate to California statutes, rules and regulations, the internal laws of the State of California, and (vi) with respect to our opinions set forth in paragraph 6 of this letter, the Delaware UCC. Except as described in the previous sentence, we express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction or, in the case of Delaware, any other laws or as to any matters of municipal law or the laws of any local agencies within any state. With your permission, we have based our opinions set forth in paragraph 6 exclusively upon our review of Article 9 of the Uniform Commercial Code of the State of Delaware as set forth in the CCH Secured Transactions Guide without regard to judicial interpretations thereof or any regulations promulgated thereunder or any other laws of the State of Delaware (the “Delaware UCC”).

Except as otherwise stated herein, our opinions herein are based upon our consideration of only those statutes, rules and regulations which, in our experience, are normally applicable to borrowers and guarantors in secured loan transactions. We express no opinion as to any state or federal laws or regulations applicable to the subject transactions because of the legal or regulatory status of any parties to the Original Loan Documents or the New Loan Documents or the legal or regulatory status of any of their affiliates.

Subject to the foregoing and the other matters set forth herein, as of the date hereof:

1.      The Borrower is a corporation under the DGCL with corporate power and authority to enter into the Amendment and Restatement Agreement and to perform its obligations under the New Loan Documents to which it is a party. Each of the Delaware Corporate Subsidiaries is a corporation under the DGCL with corporate power and authority to enter into the Amendment and Restatement Agreement and to perform its obligations thereunder. Each of the Delaware LLC Loan Parties is a limited liability company under the DLLCA with limited liability company power and authority to enter into the Transaction Documents to which it is a party and perform its obligations thereunder. Each of the Delaware Limited Partnership Loan Parties is a limited partnership under the DULPA with partnership power and authority to enter into the Transaction Documents to which it is a party and perform its obligations thereunder. With your consent, based solely on certificates from public officials, we confirm that each of the Loan Parties is in good standing under the laws of the State of Delaware.

2.      The execution and delivery of the Amendment and Restatement Agreement and the performance of the New Loan Documents by the Borrower have been duly authorized by all necessary corporate action of the Borrower. The execution, delivery and performance of the Amendment and Restatement Agreement by each of the Delaware Corporate Subsidiaries have been duly authorized by all necessary corporate action of such Delaware Corporate Subsidiaries. The execution, delivery and performance of the Transaction Documents by each of the Delaware LLC Loan Parties party thereto have been duly authorized by all necessary limited liability company action of each of the Delaware LLC Loan Parties party thereto. The execution, delivery and performance of the Transaction Documents by each of the Delaware Limited

April 9, 2010

Partnership Loan Parties party thereto have been duly authorized by all necessary limited liability partnership action of each of the Delaware Limited Partnership Loan Parties party thereto. The Amendment and Restatement Agreement has been duly executed and delivered by each of the Loan Parties. The Deed of Trust Amendment has been duly executed and delivered by each of the Loan Parties party thereto.

3.      Each of the New Loan Documents, to the extent governed by New York law, constitutes a legally valid and binding obligation of the Loan Parties party thereto, enforceable against each such Loan Party in accordance with its terms.

4.      The execution and delivery of the Transaction Documents by the Loan Parties party thereto, the borrowing of the loans by the Borrower pursuant to the Amendment and Restatement Agreement and the Restated Credit Agreement, the payment of the indebtedness of the Borrower under the Amendment and Restatement Agreement and the Restated Credit Agreement, the performance of the obligations of the Loan Parties under the New Loan Documents do not on the date hereof:

(i)      violate the provisions of the Governing Documents;

(ii)      result in the breach of or a default or the creation of a lien under any of the Specified Agreements;

(iii)      violate any federal, California or New York statute, rule, or regulation or the Court Orders applicable to the Loan Parties (including, without limitation, Regulations T, U or X of the Board of Governors of the Federal Reserve System, assuming the Borrower complies with the provisions of the Restated Credit Agreement relating to the use of proceeds and usury laws of the State of New York), the DGCL, the DLLCA or the DRULPA; or

(iv)      require any consents, approvals, or authorizations to be obtained by the Loan Parties, or any registrations, declarations or filings to be made by the Loan Parties, under any federal, California or New York statute, rule, or regulation applicable to the Loan Parties, the DGCL, the DLLCA or the DRULPA except filings and recordings required in order to perfect or otherwise protect the security interests under the New Loan Documents and the Original Loan Documents.

5.      The Security Agreement (as modified by the Security Agreement Counterparts, the “Modified Security Agreement”), creates a valid security interest in favor of Collateral Agent in that portion of the collateral described in Section 1 of the Modified Security Agreement in which the Loan Parties have rights and a valid security interest may be created under Article 9 of the New York UCC (the “UCC Collateral”), which security interest secures the Secured Obligations (as defined in the Modified Security Agreement).

6.      The Financing Statements are in appropriate form for filing in the Office of the Secretary of State of the State of Delaware (the “Filing Office”). Upon the proper filing of the Financing Statements in the Filing Office, the security interest in favor of Collateral Agent in

April 9, 2010

each Loan Party’s rights in the UCC Collateral described in the Financing Statements will be perfected to the extent a security interest in such UCC Collateral can be perfected under the Delaware UCC by the filing of a financing statement in the Filing Office.

7.      Assuming that portion of the UCC Collateral that constitutes “certificated securities” within the meaning of Section 8-102(a)(4) of the New York UCC (the “Pledged Securities”) has been delivered to the Collateral Agent in, and while located in, the State of New York, pursuant to the Modified Security Agreement or in blank, in each case, by an effective endorsement, or accompanied by stock powers with respect thereto duly indorsed in blank by an effective endorsement, the security interest in favor of the Collateral Agent in the Pledged Securities will be perfected.

8.      Assuming that portion of the UCC Collateral that constitutes “instruments” within the meaning of Section 9-102(a)(47) of the New York UCC (the “Pledged Notes”) has been delivered to the Collateral Agent in, and while located in, the State of New York, pursuant to the Modified Security Agreement, the security interest in favor of the Collateral Agent in such instruments will be perfected.

9.      The recording of the Deed of Trust Amendment in the real property records of the State of California (the “Official Records”) constitutes the only filings or recordings necessary to give subsequent purchasers and mortgagees of the real property described in the Existing Deed of Trust (the “Real Property”) constructive notice of the contents of the Deed of Trust Amendment. The Borrower’s execution and delivery of the Deed of Trust Amendment does not adversely affect the validity of any liens created by the Existing Deed of Trust.

10.      None of the Loan Parties is required to be registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

11.      We call to your attention the fact that the New Loan Documents select the internal laws of the State of New York as the governing law, except as expressly otherwise provided therein. It is our opinion that, subject to mandatory choice of law rules and constitutional limitations, a federal or state court sitting in New York will honor the parties’ choice of the internal laws of the State of New York as the law applicable to the New Loan Documents (to the extent set forth in such New Loan Documents) and to the determination of whether the obligations created by the New Loan Documents are usurious.

Except as expressly set forth in paragraphs 5 through 9, we do not express any opinion with respect to the creation, validity, attachment, perfection or priority of any security interest or lien or the effectiveness of any sale or other conveyance or transfer of real or personal property.

Our opinions are subject to:

(a)      the effects of bankruptcy, insolvency, reorganization, preference, fraudulent transfer, moratorium or other similar laws relating to or affecting the rights or remedies of creditors;

(b)      the effects of general principles of equity, whether considered in a

April 9, 2010

proceeding in equity or at law (including the possible unavailability of specific performance or injunctive relief), concepts of materiality, reasonableness, good faith, fair dealing and the discretion of the court before which a proceeding is brought;

(c)      the invalidity under certain circumstances under law or court decisions of provisions for the indemnification or exculpation of or contribution to a party with respect to a liability where such indemnification, exculpation or contribution is contrary to public policy; and

(d)      we express no opinion with respect to (i) consents to, or restrictions upon, governing law (except as set forth in paragraph 11 of this letter), jurisdiction, venue, arbitration, remedies or judicial relief; (ii) advance waivers of claims, defenses, rights granted by law, or notice, opportunity for hearing, evidentiary requirements, statutes of limitation, trial by jury or at law, or other procedural rights; (iii) waivers of broadly or vaguely stated rights; (iv) covenants not to compete; (v) provisions for exclusivity, election or cumulation of rights or remedies; (vi) provisions authorizing or validating conclusive or discretionary determinations; (vii) grants of setoff rights; (viii) provisions to the effect that a guarantor is liable as a primary obligor, and not as a surety; (ix) provisions for the payment of attorneys’ fees where such payment is contrary to law or public policy and we call to your attention the provisions of Sections 1717 and 1717.5 of the California Civil Code, which limit and create obligations for the payment of attorneys’ fees; (x) proxies, powers and trusts; (xi) except as set forth in paragraph 4(ii) of this letter, provisions prohibiting, restricting, or requiring consent to assignment or transfer of any right or property; (xii) provisions for liquidated damages, default interest, late charges, monetary penalties, prepayment or make-whole premiums or other economic remedies to the extent such provisions are deemed to constitute a penalty; (xiii) provisions permitting, upon acceleration of any indebtedness, collection of that portion of the stated principal amount thereof which might be determined to constitute unearned interest thereon; and (xiv) the severability, if invalid, of provisions to the foregoing effect.

We express no opinion or confirmation as to federal or state securities laws (except as set forth in paragraph 10 of this letter), tax laws, antitrust or trade regulation laws, insolvency or fraudulent transfer laws, antifraud laws, compliance with fiduciary duty requirements, pension or employee benefit laws, usury laws, environmental laws, margin regulations (except as set forth in paragraph 4(iii) of this letter), FINRA rules or stock exchange rules (without limiting other laws excluded by customary practice).

The opinions set forth above are also subject to (i) the unenforceability of contractual provisions waiving or varying the rules listed in Section 9-602 of the Applicable UCC, (ii) the unenforceability under certain circumstances of contractual provisions respecting self-help or summary remedies without notice of or opportunity for hearing or correction, (iii) the effect of provisions of the Applicable UCC and other general legal principles that impose a duty to act in good faith and in a commercially reasonable manner, and (iv) the effect of Sections 9-406, 9-407, 9-408 and 9-409 of the Applicable UCC on any provision of any New Loan Document that purports to prohibit, restrict, require consent for or otherwise condition the assignment of rights

April 9, 2010

under such New Loan Document. Additionally we express no opinion with respect to California Civil Code Section 711 on any provisions of the New Loan Documents which could be a restraint on alienation of property.

Insofar as our opinions require interpretation of the Specified Agreements, with your consent, (i) we have assumed that all courts of competent jurisdiction would enforce such agreements in accordance with their plain meaning, (ii) to the extent that any questions of legality or legal construction have arisen in connection with our review, we have applied the laws of New York in resolving such questions, although certain of the Specified Agreements may be governed by other laws which differ from New York law, (iii) we express no opinion with respect to a breach or default under any Specified Agreement that would occur only upon the happening of a contingency, and (iv) we express no opinion with respect to any matters which require the performance of a mathematical calculation or the making of a financial or accounting determination.

Our opinions in paragraphs 5 and 8 above are limited to Article 9 of the New York UCC, our opinions in paragraph 6 above are limited to Article 9 of the Delaware UCC and our opinions in paragraph 7 are limited to Articles 8 and 9 of the New York UCC, and therefore those opinion paragraphs, among other things, do not address collateral of a type not subject to, or excluded from the coverage of, Articles 8 and 9, as the case may be, of the Applicable UCC. Additionally,

(1)      We express no opinion with respect to the priority of any security interest or lien.

(2)      We express no opinion with respect to any agricultural lien or any collateral that consists of letter-of-credit rights, commercial tort claims, goods covered by a certificate of title, claims against any government or governmental agency, consumer goods, crops growing or to be grown, timber to be cut, goods which are or are to become fixtures, as-extracted collateral or cooperative interests.

(3)      We assume the descriptions of collateral contained in, or attached as schedules to, the New Loan Documents, the Modified Security Agreement and any financing statements accurately and sufficiently describe the collateral intended to be covered by the New Loan Documents, the Modified Security Agreement or such financing statements. Additionally, we express no opinion as to whether the phrases “all personal property” or “all assets” or similarly general phrases would be sufficient to create a valid security interest in the collateral or particular item or items of collateral; however, we note that pursuant to Section 9-504 of the Applicable UCC the phrases “all assets” or “all personal property” can be a sufficient description of collateral for purposes of perfection by the filing of a financing statement.

(4)      We have assumed that the each of the Loan Parties has, or with respect to after-acquired property will have, rights in the UCC Collateral or the power to transfer rights in the UCC Collateral, and that value has been given, we express no opinion as to the nature or extent of the Loan Parties’ rights in any of the UCC Collateral and we note that with respect to any after-acquired property, the security interest will not attach until

April 9, 2010

the applicable Loan Party acquires such rights or power.

(5)      We call to your attention the fact that the perfection of a security interest in “proceeds” (as defined in the Applicable UCC) of collateral is governed and restricted by Section 9-315 of the Applicable UCC.

(6)      We have assumed that the exact legal name of each Loan Party is as set forth in the copy of the organizational documents certified by the Secretary of the State of Delaware, and we have also assumed the accuracy of the other factual information set forth on the Financing Statements.

(7)      Section 552 of the federal Bankruptcy Code limits the extent to which property acquired by a debtor after the commencement of a case under the federal Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by the debtor before the commencement of such case.

(8)      We express no opinion with respect to any property subject to a statute, regulation or treaty of the United States whose requirements for a security interest’s obtaining priority over the rights of a lien creditor with respect to the property preempt Section 9-310(a) of the Applicable UCC.

(9)      We express no opinion with respect to any goods which are accessions to, or commingled or processed with, other goods to the extent that the security interest is limited by Section 9-335 or 9-336 of the Applicable UCC.

(10)      We call to your attention that a security interest may not attach or become enforceable or be perfected as to contracts, licenses, permits, equity interests or other rights or benefits which are not assignable under applicable law, or are not assignable by their terms, or which are assignable only with the consent of governmental entities or officers, except to the extent provided in Sections 9-406, 9-407, 9-408 or 9-409 of the Applicable UCC, as applicable; and we call to your attention that your rights under the New Loan Documents and the Original Loan Documents as secured parties may be subject to the provisions of the organizational documents of any entity in which any equity interests (or other rights of equity holders or investors) are pledged and the provisions of the applicable laws under which any such entity is organized.

(11)      We express no opinion regarding any security interest in any copyrights, patents, trademarks, service marks or other intellectual property, or any license or sublicense thereof or the proceeds of any of the foregoing except to the extent Article 9 of the Applicable UCC may be applicable to the foregoing and, without limiting the generality of the foregoing, we express no opinion as to the effect of any federal laws relating to copyrights, patents, trademarks, service marks or other intellectual property on the opinions expressed herein. In addition, we express no opinion as to any security interest in any license or sublicense of copyrights, patents, trademarks or other intellectual property except to the extent that such license or sublicense affirmatively permits the creation, perfection and enforcement of a security interest therein. Without

April 9, 2010

limiting the generality of the preceding sentence, we express no opinion as to any license, sublicense or mortgage, or exercise of lender remedies or disclosure of information with respect thereto, that is subject to any restriction or prohibition on assignment regardless of whether any such prohibitions or restrictions may be rendered ineffective under the Applicable UCC.

(12)      We have assumed that since the original date of execution thereof, except as expressly set forth in the Security Agreement Counterparts and in the Deed of Trust Amendment, neither the Existing Security Agreement nor the Existing Deed of Trust has been amended, restated, modified, supplemented, or terminated and that no rights pursuant thereto have been released, waived, or modified either expressly or by any action or inaction of the parties thereto and that no party has defaulted on its obligations thereunder.

(13)      We call to your attention that in the case of interests in partnerships and limited liability companies such interests are unlikely to be securities unless their terms expressly provide, and continue to provide, that they are securities governed by Article or Division 8 of the Uniform Commercial Code of the relevant jurisdiction. Our opinion in paragraph 7 with respect to the Pledged Securities is limited to those partnership interests and limited liability company interests which are, and continue to be, certificated securities.

(14)      We note that the enforceability of the “Environmental Provisions” (as hereinafter defined) within the New Loan Documents may be limited by California’s anti-deficiency and one-form-of-action rules (as set forth in Sections 580a, 580b, 580d and 726 of the California Code of Civil Procedure “CCCP”) and judicial decisions interpreting such rules, notwithstanding that by the terms of the New Loan Documents all or part of such Environmental Provisions purport to be obligations that are not secured by an interest in real property or obligations that will survive repayment of the secured borrowings and/or foreclosure of the Existing Deed of Trust. We further note that Sections 726.5 and 736 of the CCCP establish certain additional limitations and procedural requirements with respect to the enforcement of Environmental Provisions. For purposes of the foregoing, the term “Environmental Provision” means (a) any provision within the New Loan Documents which falls within the definition of “environmental provision” as set forth in Section 736 of the CCCP, or (b) any other provision set forth in the New Loan Documents which purports to, or the effect of which could be to, (i) obligate the Borrower or any other person or entity to take any action (or to refrain from taking any action) with respect to environmental matters, or to indemnify the Collateral Agent, Administrative Agent or any Lender against costs, claims, actions, expenses, damages, obligations, losses or any other matters arising out of environmental matters, or (ii) guaranty or secure any such obligations, or (iii) afford the Collateral Agent, Administrative Agent or any Lender any additional rights, remedies or recoveries with respect to environmental matters.

(15)      We have assumed that any condition to the effectiveness of the Amendment and Restatement Agreement has been satisfied or waived.

April 9, 2010

(16)      We note that certain rights, remedies and waivers contained in the New Loan Documents may be limited or rendered ineffective by applicable California laws or judicial decisions governing such provisions, but such laws or judicial decisions do not render the New Loan Documents invalid or unenforceable as a whole.

(17)      We call to your attention that the right of the Administrative Agent, the Collateral Agent or the Lenders to become a partner or member may be limited by applicable law and the terms of the partnership agreement or limited liability company agreement pursuant to which the partnership or limited liability company was formed, as amended from time to time, and that the only remedy may be the right to receive distributions to which the Borrower or other Loan Parties are otherwise entitled pursuant to the partnership agreement or limited liability company agreement.

(18)      We call to your attention that effective February 1, 2002, Section 15-104(c) of the Delaware Revised Uniform Partnership Act, Section 17-1101(e) of the Delaware Revised Uniform Limited Partnership Act, and Section 18-1101(e) of the Delaware Limited Liability Company Act, provide that §§ 9-406 and 9-408 of the Delaware UCC do not apply to an interest in a Delaware partnership, limited partnership or limited liability company.

(19)      With respect to our opinions in paragraphs 3 and 9 above, we call to your attention the effect of Section 882.020 of the California Civil Code which provides that a deed of trust or similar instrument becomes unenforceable: (a) ten years after the last date fixed for payment of the debt or performance of the obligation ascertainable from the record; or (b) if the last date for performance of the obligation cannot be ascertained from the record, then 60 years after being recorded, in either case subject to certain other provisions more fully set forth in the statute.

(20)      We express no opinion as to the validity or enforceability of any provisions of the New Loan Documents that:

(i)        require Borrower or any other Loan Party to provide hazard insurance coverage against risks in an amount exceeding the replacement value of any improvements to real property;

(ii)       provide for the application of insurance or condemnation proceeds to reduce indebtedness;

(iii)      purport to allow the lender to collect rents, issues and profits and not apply those collections to the indebtedness secured by the Existing Deed of Trust;

(iv)      purport to prevent any party from becoming a mortgagee in possession notwithstanding any enforcement actions taken under or in connection with the New Loan Documents;

April 9, 2010

(v)       are in conflict with laws governing foreclosure and disposition procedures regarding the Real Property or in conflict with any limitations on attorney’s or trustees’ fees;

(vi)      provide that time is of the essence;

(vii)     provide for the confession of judgment;

(viii)    attempt to change or waive rules of evidence or fix the method or quantum of proof to be applied in litigation or similar proceedings;

(ix)      select the forum for the resolution of any disputes or consents to the jurisdiction of any jurisdiction (both as to personal jurisdiction and subject matter jurisdiction); or

(x)       appoint one party as an attorney-in-fact for an adverse party.

(21)      With respect to the opinions set forth above, you should be aware of the following provisions of California law:

(i)        CCCP § 726 states that any action to recover an obligation secured by a mortgage or a deed of trust (a “California Loan”) on real property or an estate for years therein located in California (“California Real Property”) must satisfy certain procedures on sale of California Real Property, application of proceeds, deficiency judgments, and related matters. The debtor may require the creditor to exhaust all its security before obtaining a deficiency judgment. If a creditor does not comply with CCCP § 726 (such as by setting off deposits the creditor holds without a perfected security interest), its action or failure to comply may terminate both the creditor’s lien and any right to a deficiency judgment. See, e.g., Walker v. Community Bank, 10 Cal. 3d 729 (1974); Security Pacific National Bank v. Wozab, 51 Cal. 3d 991 (1990); Bank of America v. Daily, 152 Cal. App. 3d 767 (1984). CCCP § 726 does not prevent Lender from enforcing its rights against Mortgaged Property in which Lender holds a valid lien or perfected security interest, provided Lender complies with California law;

(ii)       CCCP § 580a limits a creditor’s ability to obtain a deficiency judgment against an obligor on a California Loan;

(iii)      CCCP § 580b prohibits any deficiency judgment under a purchase-money California Loan from the vendor of the California Real Property;

(iv)      CCCP § 580d prohibits any deficiency judgment under a California Loan after sale of the California Real Property by power of sale;

(v)       California Civil Code (“CCC”) § 2924c allows the owner and others with an interest in California Real Property to cure certain defaults and thereby reinstate obligations under California Loans; and

April 9, 2010

(vi)      CCC § 2938 covers creation, perfection, and enforcement of an assignment of leases, rents, issues, or profits made in connection with a California Loan. We express no opinion as to whether the Deed of Trust Amendment satisfy this statute.

(22)      We express no opinion as to validity or enforceability of any New Loan Document provisions that: (a) require Borrower to insure any improvements beyond replacement value; (b) allow Collateral Agent or any Lender to apply insurance or condemnation proceeds against any loan or other credit extension under the Credit Agreement; (c) allow Collateral Agent or any Lender to collect rents, issues, and profits and not apply them against any loan or other credit extension under the Credit Agreement; (d) purport to prevent any party from becoming a “mortgagee in possession” notwithstanding enforcement of any New Loan Document(s) or Original Loan Document(s); (e) conflict with California law on enforcement procedures for California Loans, or any limits on attorneys’ or trustees’ fees; (f) accelerate any indebtedness upon any transfer or further encumbrance of collateral, or change of ownership of any entity that directly or indirectly owns any interest in collateral, except to the extent that (i) the Garn-St. Germain Depository Institutions Act of 1982, 12 U.S.C. 1701j-3, makes such provisions enforceable by federal pre-emption; or (ii) enforcement is reasonably necessary to protect against impairment of security or an increased risk of default; or (g) make time of the essence.

(23)      Our opinions above are further subject to these limitations and exceptions for any California Loan:

(i)        CCC § 2954.5 requires, among other things, certain notices before assessing a default, delinquency or late payment charge.

(ii)       CCC §§ 2889 and 2903 through 2905, and other provisions of California law, give real property owners and other parties certain redemption rights, which they cannot waive by contract.

(iii)      CCC § 2954.1 limits, among other things, required deposits or balances in an impound account to pay taxes, assessments, insurance premiums, or other property-related payments (an “Impound Account”). CCC § 2955 states that Impound Accounts must generally be kept in California and invested, if at all, only with California residents or businesses.

(iv)      California UCC § 9604 limits enforcement and foreclosure of security interests in both real and personal property securing the same obligation.

The opinions expressed above are further subject to the following limitations, exceptions, and assumptions:

(1)        the unenforceability under certain circumstances, under California or federal law or court decisions, of provisions expressly or by implication waiving

April 9, 2010

unknown future rights, defenses to obligations or rights granted by law, where such waivers are against public policy or prohibited by law;

(2)        the unenforceability under certain circumstances of provisions to the effect that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy, that election of a particular remedy or remedies does not preclude recourse to one or more other remedies, that any right or remedy may be exercised without notice, or that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy;

(3)        the unenforceability under certain circumstances of provisions exculpating or indemnifying a party from or against liability for its own wrongful or negligent acts or where such indemnification is contrary to public policy or prohibited by law;

(4)        the effect of California law, which provides that a court may refuse to enforce, or may limit the application of, a contract or any clause thereof which the court finds as a matter of law to have been unconscionable at the time it was made or contrary to public policy;

(5)        the effect of Section 631(e) of the CCCP, which provides that a court may, in its discretion upon just terms, allow a trial by jury although there may have been a waiver of trial by jury;

(6)        the effect of California law and court decisions which provide that certain suretyship rights and defenses are available to a party that encumbers its property to secure the obligations of another;

(7)        we also advise you of California statutory provisions and case law to the effect that, in certain circumstances, a surety may be exonerated if the creditor materially alters the original obligation of the principal without the consent of the guarantor, elects remedies for default that impair the subrogation rights of the guarantor against the principal, or otherwise takes any action without notifying the guarantor that materially prejudices the guarantor. In particular, we express no opinion with respect to the effect of: (a) any modification to or amendment of (other than pursuant to the New Loan Documents) the obligations of the Borrower that materially increases such obligations; (b) any election of remedies by Administrative Agent, Collateral Agent or Lenders following the occurrence of an event of default under the New Loan Documents or the Original Loan Documents; or (c) any other action by Administrative Agent, Collateral Agent or any Lender that materially prejudices the guarantor;

(8)        we advise you that a guaranty executed by a general partner of a partnership or, in some circumstances, a sole shareholder of a corporation which is the borrower may not be enforced as an obligation separate from the obligation guaranteed. In such a case, the guarantor normally would be held to be liable as a principal and

April 9, 2010

therefore entitled to the rights and defenses otherwise available to a principal, including the protection of the provisions of California law cited above;

(9)        for any real property security outside New York, we express no opinion as to whether any court in New York would entertain any action: (a) to enforce any real property remedies (including preliminary remedies such as the appointment of a receiver) under any documents relating to real property, or any other remedies arising from, relating to or governed by real property law; (b) to affect title to or possession or occupancy of any real property located in any other state; or (c) otherwise of a nature requiring jurisdiction over real property outside New York;

(10)      our opinions are subject to New York Real Property Actions and Proceedings Law (“RPAPL”) §§ 1301 and 1371 and their counterparts in RPAPL Article 14. These statutes set procedural requirements and substantive limitations that govern a mortgagee’s ability to enforce, or obtain a personal judgment on, a loan secured by New York real property, or a related guaranty (the “New York Limitations”). It is a traditional rule of New York law, confirmed as recently as 2005, that the New York Limitations do not apply if a mortgagee seeks a personal judgment against a mortgagor or guarantor in New York after foreclosing on real property outside New York (“Out-of-State Collateral”). This principle seems to govern even if the parties expressly choose New York law. Recent well-reasoned out-of-state cases imply that when the parties choose New York law, that choice also includes the New York Limitations, even for Out-of-State Collateral. A New York court deciding the issue today might break from precedent and follow those recent out-of-state cases;

(11)      to the extent that New York law governs the Deed of Trust Amendment but the Real Property is located in a state other than New York (the “Real Property State”), we express no opinion on: (a) which provisions of the Mortgage Amendment the law of the Real Property State would govern; or (b) any matters governed by the law of the Real Property State (other than California as expressly set forth herein);

(12)      we provide no assurance that the Deed of Trust Amendment has actually created any lien (or other interest) in or affecting any Real Property;

(13)      we express no opinion as to any business license, franchise, income, sales, transfer, withholding, or other tax, or any reassessment for real estate tax purposes, that may result from the transactions the New Loan Documents contemplate, the Loan Parties’ performance under the New Loan Documents, or enforcement of any New Loan Document;

(14)      we express no opinion as to the enforceability, as against third parties, of any “after-acquired property” or “dragnet” clause in the Deed of Trust Amendment; and

(15)      we assume the Real Property is located in the geographic area the Official Records cover. We assume the Deed of Trust Amendment adequately, accurately, and completely describes the Real Property.

April 9, 2010

With your consent, we have assumed (a) that the Original Loan Documents have been duly authorized, executed and delivered by the parties thereto; (b) that the New Loan Documents have been duly authorized, executed and delivered by the parties thereto other than the Loan Parties; (c) that the Original Loan Documents constitute legally valid and binding obligations of the parties thereto enforceable against each of them in accordance with their respective terms; (d) that the New Loan Documents constitute legally valid and binding obligations of the parties thereto other than the Loan Parties, enforceable against each of them in accordance with their respective terms; and (e) that the status of the New Loan Documents and the Original Loan Documents as legally valid and binding obligations of the parties is not affected by any (i) breaches of, or defaults under, agreements or instruments, (ii) violations of statutes, rules, regulations or court or governmental orders, or (iii) failures to obtain required consents, approvals or authorizations from, or make required registrations, declarations or filings with, governmental authorities, provided that we make no such assumption to the extent we have opined as to such matters with respect to the Loan Parties herein.

(I) To the extent that opinions set forth in (x) our letter dated July 22, 2004 (the “2004 Prior Letter”) and delivered in connection with that certain First Lien Credit Agreement dated as of July 22, 2004 and entered into by and among Borrower, the financial institutions listed on the signature pages thereof (collectively, the “2004 Lenders”), Goldman Sachs Credit Partners L.P., as syndication agent for Lenders, General Electric Capital Corporation and Wells Fargo Foothill, Inc., as co-documentation agents for the 2004 Lenders, and Credit Suisse AG (formerly known as Credit Suisse), as administrative agent for the 2004 Lenders and as collateral agent, (y) our letter dated June 15, 2005 (the “June 2005 Prior Letter”) and delivered in connection with that certain Amended and Restated First Lien Credit Agreement dated as of June 15, 2005 and entered into by and among Borrower, the financial institutions listed on the signature pages thereof (collectively, the “June 2005 Lenders”), Wells Fargo Foothill, Inc., as syndication agent for the June 2005 Lenders, CapitalSource Finance, LLC, as documentation agent for the June 2005 Lenders, and Credit Suisse AG (formerly known as Credit Suisse), as administrative agent for the June 2005 Lenders and as collateral agent, or (z) our letter dated December 27, 2005 (the “December 2005 Prior Letter”) and delivered in connection with that certain Second Amended and Restated First Lien Credit Agreement dated as of December 27, 2005, and entered into by and among Borrower, SHG Holding Solutions, Inc., the financial institutions listed on the signature pages thereof (collectively, the “December 2005 Lenders”), and Credit Suisse AG (formerly known as Credit Suisse), as administrative agent for the December 2005 Lenders and as collateral agent, relate to the matters assumed in paragraphs (a) and (c) of the preceding paragraph with respect to the Loan Parties and (II) with respect to paragraph 11 of the 2004 Prior Letter, paragraph 11 of the June 2005 Prior Letter and paragraph 11 of the December 2005 Prior Letter, we hereby consent to your reliance on such opinions, subject only to the assumptions, exceptions and other qualifications contained therein, as if the 2004 Prior Letter, the June 2005 Prior Letter or the December 2005 Prior Letter, as applicable, were addressed to you on its date of issuance. We hereby reaffirm and advise you that each of the 2004 Prior Letter, the June 2005 Prior Letter and the December 2005 Prior Letter speaks only as of the date thereof and we have no responsibility or obligation to update the 2004 Prior Letter, the June 2005 Prior Letter or the December 2005 Prior Letter, to consider its applicability or correctness to other than its addressees (including you as an addressee pursuant to this paragraph), or to take into account

April 9, 2010

changes in law, facts or any other developments of which we may have subsequently, or may later, become aware.

This letter is furnished only to you and is solely for your benefit in connection with the transactions referenced in the first paragraph. This letter may not be relied upon by you for any other purpose, or furnished to, assigned to, quoted to or relied upon by any other person, firm or entity for any purpose, without our prior written consent, which may be granted or withheld in our discretion. At your request, we hereby consent to reliance hereon by any future assignee of your interest in the loans under the Restated Credit Agreement pursuant to an assignment that is made and consented to in accordance with the express provisions of subsection 10.1 of the Restated Credit Agreement, on the condition and understanding that (i) this letter speaks only as of the date hereof, (ii) we have no responsibility or obligation to update this letter, to consider its applicability or correctness to other than its addressees, or to take into account changes in law, facts or any other developments of which we may later become aware, and (iii) any such reliance by a future assignee must be actual and reasonable under the circumstances existing at the time of assignment, including any changes in law, facts or any other developments known to or reasonably knowable by the assignee at such time.

Very truly yours,

/s/ Latham & Watkins LLP

ANNEX A

SPECIFIED AGREEMENTS

1.	That certain 11% Senior Subordinated Notes Indenture dated as of December 27, 2005 among Borrower, the Subsidiary Guarantors and Wells Fargo Bank, National Association, as trustee.

ANNEX A

ANNEX B

SPECIFIED COURT ORDERS

None.

ANNEX B

ANNEX C

FINANCING STATEMENTS

[see attached]

ANNEX C

SCHEDULE A

LENDERS

Credit Suisse Securities (USA) LLC

Bank of America Securities LLC

Barclays Bank PLC

J.P. Morgan Securities Inc.

SCHEDULE A

SCHEDULE B

SUBSIDIARY GUARANTORS

Part 1

Delaware Corporate Subsidiaries

HALLMARK INVESTMENT GROUP, INC.
SUMMIT CARE CORPORATION
SUMMIT CARE PHARMACY, INC.

Part 2

Delaware LLC Loan Parties

ALBUQUERQUE HEIGHTS HEALTHCARE AND REHABILITATION CENTER, LLC
ALEXANDRIA CARE CENTER, LLC
ALTA CARE CENTER, LLC dba ALTA GARDENS CARE CENTER
ANAHEIM TERRACE CARE CENTER, LLC
BALDWIN HEALTHCARE AND REHABILITATION CENTER, LLC
BAY CREST CARE CENTER, LLC
BELEN MEADOWS HEALTHCARE AND REHABILITATION CENTER, LLC
BLUE RIVER REHABILITATION CENTER, LLC
BRIARCLIFF NURSING AND REHABILITATION CENTER GP, LLC
BRIER OAK ON SUNSET, LLC
CAMERON NURSING AND REHABILITATION CENTER, LLC
CANYON TRANSITIONAL REHABILITATION CENTER, LLC
CAREHOUSE HEALTHCARE CENTER, LLC
CARMEL HILLS HEALTHCARE AND REHABILITATION CENTER, LLC
CHESTNUT PROPERTY, LLC
CITY VIEW VILLA, LLC
CLAIRMONT BEAUMONT GP, LLC
CLAIRMONT LONGVIEW GP, LLC
CLOVIS HEALTHCARE AND REHABILITATION CENTER, LLC
COLONIAL NEW BRAUNFELS GP, LLC
COLONIAL TYLER GP, LLC
CORONADO NURSING CENTER GP, LLC
DEVONSHIRE CARE CENTER, LLC
EAST RUSHOLME PROPERTY, LLC
EAST SUNRISE PROPERTY, LLC
EAST WALNUT PROPERTY, LLC
ELMCREST CARE CENTER, LLC
EUCLID PROPERTY, LLC
EUREKA HEALTHCARE AND REHABILITATION CENTER, LLC
FLATONIA OAK MANOR GP, LLC
FORT WORTH CENTER OF REHABILITATION, LLC
FOUNTAIN CARE CENTER, LLC
FOUNTAIN SENIOR ASSISTED LIVING, LLC
FOUNTAIN VIEW SUBACUTE AND NURSING CENTER, LLC
GLEN HENDREN PROPERTY, LLC
GRANADA HEALTHCARE AND REHABILITATION CENTER, LLC
GUADALUPE VALLEY NURSING CENTER GP, LLC
HALLETTSVILLE REHABILITATION GP, LLC

SCHEDULE B

HALLMARK REHABILITATION GP, LLC
HANCOCK PARK REHABILITATION CENTER, LLC
HEMET SENIOR ASSISTED LIVING, LLC
HIGHLAND HEALTHCARE AND REHABILITATION CENTER, LLC
HOLMESDALE HEALTHCARE AND REHABILITATION CENTER, LLC
HOLMESDALE PROPERTY, LLC
HOSPICE CARE INVESTMENTS, LLC
HOSPICE CARE OF THE WEST, LLC
HOSPITALITY NURSING GP, LLC
LEASEHOLD RESOURCE GROUP, LLC
LIBERTY TERRACE HEALTHCARE AND REHABILITATION CENTER, LLC
LIVE OAK NURSING CENTER GP, LLC
LOUISBURG HEALTHCARE AND REHABILITATION CENTER, LLC
MONTEBELLO CARE CENTER, LLC
MONUMENT REHABILITATION GP, LLC
OAK CREST NURSING CENTER GP, LLC
OAKLAND MANOR GP, LLC
PACIFIC HEALTHCARE AND REHABILITATION CENTER, LLC
PREFERRED DESIGN, LLC
RICHMOND HEALTHCARE AND REHABILITATION CENTER, LLC
RIO HONDO SUBACUTE AND NURSING CENTER, LLC
RIVERVIEW DES MOINES PROPERTY, LLC
ROSSVILLE HEALTHCARE AND REHABILITATION CENTER, LLC
ROYALWOOD CARE CENTER, LLC
SANDPIPER HEALTHCARE AND REHABILITATION CENTER, LLC
SEAVIEW HEALTHCARE AND REHABILITATION CENTER, LLC
SHARON CARE CENTER, LLC
SHAWNEE GARDENS HEALTHCARE AND REHABILITATION CENTER, LLC
SKIES HEALTHCARE AND REHABILITATION CENTER, LLC
SKILLED HEALTHCARE, LLC
SOUTH SWOPE PROPERTY, LLC
SOUTHWEST PAYROLL SERVICES, LLC
SOUTHWOOD CARE CENTER GP, LLC
SPRING SENIOR ASSISTED LIVING, LLC
ST. ANTHONY HEALTHCARE AND REHABILITATION CENTER, LLC
ST. CATHERINE HEALTHCARE AND REHABILITATION CENTER, LLC
ST. ELIZABETH HEALTHCARE AND REHABILITATION CENTER, LLC
ST. JOHN HEALTHCARE AND REHABILITATION CENTER, LLC
ST. JOSEPH TRANSITIONAL REHABILITATION CENTER, LLC
ST. LUKE HEALTHCARE AND REHABILITATION CENTER, LLC
ST. MARY HEALTHCARE AND REHABILITATION CENTER, LLC
ST. THERESA HEALTHCARE AND REHABILITATION CENTER, LLC
SYCAMORE PARK CARE CENTER, LLC
TEXAS CITYVIEW CARE CENTER GP, LLC
TEXAS HERITAGE OAKS NURSING AND REHABILITATION CENTER GP, LLC
THE CLAIRMONT TYLER GP, LLC
THE DALLAS CENTER OF REHABILITATION, LLC
THE EARLWOOD, LLC
THE HEIGHTS OF SUMMERLIN, LLC
THE REHABILITATION CENTER OF ALBUQUERQUE, LLC
THE REHABILITATION CENTER OF DES MOINES, LLC
THE REHABILITATION CENTER OF INDEPENDENCE, LLC
THE REHABILITATION CENTER OF RAYMORE, LLC

SCHEDULE B

THE WOODLANDS HEALTHCARE CENTER GP, LLC
TOWN AND COUNTRY MANOR GP, LLC
VALLEY REALTHCARE CENTER, LLC
VILLA MARIA HEALTHCARE CENTER, LLC dba VILLA MARIA CARE CENTER
VINTAGE PARK AT ATCHISON, LLC
VINTAGE PARK AT BALDWIN CITY, LLC
VINTAGE PARK AT EUREKA, LLC
VINTAGE PARK AT FREDONIA, LLC
VINTAGE PARK AT GARDNER, LLC
VINTAGE PARK AT HIAWATHA, LLC
VINTAGE PARK AT HOLTON, LLC
VINTAGE PARK AT LENEXA, LLC
VINTAGE PARK AT LOUISBURG, LLC
VINTAGE PARK AT NEODESHA, LLC
VINTAGE PARK AT OSAGE CITY, LLC
VINTAGE PARK AT OSAWATOMIE, LLC
VINTAGE PARK AT OTTAWA, LLC
VINTAGE PARK AT PAOLA, LLC
VINTAGE PARK AT STANLEY, LLC
VINTAGE PARK AT TONGANOXIE, LLC
VINTAGE PARK AT WAMEGO, LLC
VINTAGE PARK AT WATERFRONT, LLC
WATHENA HEALTHCARE AND REHABILITATION CENTER, LLC
WEST SIDE CAMPUS OF CARE GP, LLC
WILLOW CREEK HEALTHCARE CENTER, LLC
WOODLAND CARE CENTER, LLC

Part 3

Delaware Limited Partnership Loan Parties

BRIARCLIFF NURSING AND REHABILITATION CENTER, LP
CLAIRMONT BEAUMONT, LP
CLAIRMONT LONGVIEW, LP
COLONIAL NEW BRAUNFELS CARE CENTER, LP dba COLONIAL MANOR CARE CENTER
COLONIAL TYLER CARE CENTER, LP
CORONADO NURSING CENTER, LP
FLATONIA OAK MANOR, LP dba OAK MANOR NURSING CENTER
GUADALUPE VALLEY NURSING CENTER, LP
HALLETTSVILLE REHABILITATION AND NURSING CENTER, LP
HOSPITALITY NURSING AND REHABILITATION CENTER, LP dba LUBBOCK HOSPITALITY HOUSE NURSING AND REHABILITATION CENTER
LIVE OAK NURSING CENTER, LP
MONUMENT REHABILITATION AND NURSING CENTER, LP dba MONUMENT HILL REHABILITATION AND NURSING CENTER
OAK CREST NURSING CENTER, LP
OAKLAND MANOR NURSING CENTER, LP
SHG RESOURCES, LP
SOUTHWOOD CARE CENTER, LP
TEXAS CITYVIEW CARE CENTER, LP dba CITYVIEW CARE CENTER

SCHEDULE B

TEXAS HERITAGE OAKS NURSING AND REHABILITATION CENTER, LP dba HERITAGE OAKS NURSING AND REHABILITATION CENTER
THE CLAIRMONT TYLER, LP
THE WOODLANDS HEALTHCARE CENTER, LP
TOWN AND COUNTRY MANOR, LP
WEST SIDE CAMPUS OF CARE, LP

SCHEDULE B

SCHEDULE C

SECURITY AGREEMENT COUNTERPARTS

1.	The Countpart to Amended and Restated First Lien Security Agreement dated as of September 1, 2007 by Belen Meadows Healthcare and Rehabilitation Center, LLC, a Delaware limited liability company, Clovis Healthcare and Rehabilitation Center, LLC, a Delaware limited liability company, St. Anthony Healthcare and Rehabilitation Center, LLC, a Delaware limited liability company, Albuquerque Heights Healthcare and Rehabilitation Center, LLC, a Delaware limited liability company, Canyon Transitional Rehabilitation Center, LLC, a Delaware limited liability company, St. Catherine Healthcare and Rehabilitation Center, LLC, a Delaware limited liability company, St. John Healthcare and Rehabilitation Center, LLC, a Delaware limited liability company, The Rehabilitation Center of Albuquerque, LLC, a Delaware limited liability company, Skies Healthcare and Rehabilitation Center, LLC, a Delaware limited liability company, and St. Theresa Healthcare and Rehabilitation Center, LLC, a Delaware limited liability company.

2.	The Counterpart to Amended and Restated First Lien Security Agreement dated as of May 31, 2008 by Sandpiper Healthcare and Rehabilitation Center, LLC, a Delaware limited liability company, and Vintage Park at Waterfront, LLC, a Delaware limited liability company.

3.	The Counterpart to Amended and Restated First Lien Security Agreement dated on or about November 13, 2008 by Vintage Park at Eureka, LLC, a Delaware limited liability company, Vintage Park at Fredonia, LLC, a Delaware limited liability company, Vintage Park at Hiawatha, LLC, a Delaware limited liability company, Vintage Park at Holton, LLC, a Delaware limited liability company, Vintage Park at Neodesha, LLC, a Delaware limited liability company, Vintage Park at Osage City, LLC, a Delaware limited liability company, and Vintage Park at Wamego, LLC, a Delaware limited liability company.

4.	The Counterpart to Amended and Restated First Lien Security Agreement dated as of May 4, 2009 by The Rehabilitation Center of Des Moines, LLC, a Delaware limited liability company, and Riverview Des Moines Property, LLC, a Delaware limited liability company.

5.	The Counterpart to Amended and Restated First Lien Security Agreement dated as of February 12, 2010 by St. Mary Healthcare and Rehabilitation Center, LLC, a Delaware limited liability company, and East Rusholme Property, LLC, a Delaware limited liability company.

6.

The Counterpart to Amended and Restated First Lien Security Agreement dated as of April 9, 2010 by Blue River Rehabilitation Center, LLC, a Delaware limited liability company, Cameron Nursing and Rehabilitation Center, LLC, a Delaware limited liability company, Carmel Hills Healthcare and Rehabilitation Center, LLC, a Delaware limited liability company, Chestnut Property, LLC, a Delaware limited liability company, East Sunrise Property, LLC, a Delaware limited liability company, East Walnut Property,

SCHEDULE C

LLC, a Delaware limited liability company, Euclid Property, LLC, a Delaware limited liability company, Fort Worth Center of Rehabilitation, LLC, a Delaware limited liability company, Glen Hendren Property, LLC, a Delaware limited liability company, Holmesdale Healthcare and Rehabilitation Center, LLC, a Delaware limited liability company, Holmesdale Property, LLC, a Delaware limited liability company, Liberty Terrace Healthcare and Rehabilitation Center, LLC, a Delaware limited liability company, Preferred Design, LLC, a Delaware limited liability company, South Swope Property, LLC, a Delaware limited liability company, St. Joseph Transitional Rehabilitation Center, LLC, a Delaware limited liability company, The Dallas Center of Rehabilitation, LLC, a Delaware limited liability company, The Rehabilitation Center of Independence, LLC, a Delaware limited liability company, The Rehabilitation Center of Raymore, LLC, a Delaware limited liability company, and Vintage Park at Tonganoxie, LLC, a Delaware limited liability company.

SCHEDULE C

EXHIBIT IX

[FORM OF] ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement (the “Assignment”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Third Amended and Restated Credit Agreement identified below (as amended, restated, supplemented or modified the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including without limitation any letters of credit and guarantees included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as, the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee:		[and is an
Affiliate/Approved Fund1]
3.	Borrower(s):

4.	Administrative Agent:	, as administrative agent under
the Credit Agreement

[1]	Select as applicable.

5.	Credit Agreement	The $460,000,000 Third Amended and Restated Credit Agreement dated as of April 9, 2010 among Skilled Healthcare Group, Inc., the Lenders from time to time party thereto and Credit Suisse AG, as Administrative Agent

6.	Assigned Interest:

Facility Assigned	Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/Loans[2]
Revolving Loan Commitment	$	$	%
Term Loan	$	$	%
Delayed Draw Term Loan Commitment	$	$	%

Effective Date:                              , 20     [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFORE.]

The terms set forth in this Assignment are hereby agreed to:

ASSIGNOR
[NAME OF ASSIGNOR]

By:
Name:

Title:

ASSIGNEE
[NAME OF ASSIGNEE]
By:

Name:

Title:

[2]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

IX-2	Assignment and Assumption Agreement

Consented to and3 Accepted:

CREDIT SUISSE AG, Cayman Islands Branch, as Administrative Agent

By:

Name:

Title:

By:

Name:

Title:

[Consented to:][4]
[NAME OF RELEVANT PARTY]

By:

Name:

Title:

[3]	To be added only if the consent of Administrative Agent is required by the terms of the Credit Agreement.
[4]	To be added only if the consent of Company and/or other parties (e.g. Issuing Lender) is required by the terms of the Credit Agreement.

IX-3	Assignment and Assumption Agreement

ANNEX 1

SKILLED HEALTHCARE GROUP, INC.

$460,000,000 THIRD AMENDED AND RESTATED CREDIT AGREEMENT

STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT

AND ASSUMPTION AGREEMENT

1.          Representations and Warranties.

1.1        Assignor.  The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of Company, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by Company, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2        Assignee.  The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement (including, if applicable, all amendments thereto), together with copies of the most recent financial statements delivered pursuant to subsection 6.1 thereof, as applicable and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a Non-US Lender, attached to the Assignment is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.          Payments.  From and after the Effective Date, Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3.          General Provisions. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

IX-ANNEX 1-2	Assignment and Assumption Agreement

EXHIBIT X

[FORM OF] FINANCIAL CONDITION CERTIFICATE

This FINANCIAL CONDITION CERTIFICATE (this “Certificate”) is delivered in connection with that certain Third Amended and Restated Credit Agreement dated as of April 9, 2010 (the “Credit Agreement”) by and among Skilled Healthcare Group, Inc., a Delaware corporation (“Company”), the Lenders from time to time party thereto (“Lenders”), and Credit Suisse AG, as Administrative Agent (“Administrative Agent”) and Collateral Agent. Capitalized terms used herein without definition have the same meanings as in the Credit Agreement.

This Certificate is being delivered pursuant to subsection 4.1F of the Credit Agreement. The undersigned is the Chief Financial Officer of Company and hereby further certifies as of the date hereof, in his capacity as an officer of Company, and not individually, as follows:

1.        I have responsibility for (a) the management of the financial affairs of Company and Subsidiary Guarantors and the preparation of financial statements of Company and Subsidiary Guarantors, and (b) reviewing the financial and other aspects of the transactions contemplated by the Credit Agreement.

2.        I have carefully prepared and/or reviewed the contents of this Certificate and have conferred with counsel for Company for the purpose of discussing the meaning of any provisions hereof that I desired to have clarified.

3.        In preparation for the consummation of the transactions contemplated by the Credit Agreement, I have prepared and/or reviewed a pro forma balance sheet as at December 31, 2009 and pro forma income projections and pro forma cash flow projections for each fiscal year during the term of Credit Agreement for Company and Subsidiary Guarantors on a consolidated basis, in each case after giving effect to the consummation of the transactions contemplated by the Credit Agreement. The pro forma balance sheet has been prepared utilizing what I believe are reasonable estimates of the “fair value” and “present fair saleable value” of the assets of Company and Subsidiary Guarantors. Although any projections may by necessity involve uncertainties and approximations, the projections are based on good faith estimates and assumptions believed by me to be reasonable.

4.        Based upon the foregoing and upon the best of my knowledge after due diligence, I have concluded as follows:

a.        The “fair value” and “present fair saleable value” of the assets of Company and Subsidiary Guarantors exceed: (x) the total liabilities of Company and Subsidiary Guarantors (including contingent liabilities), and (y) the amount required to pay such liabilities as they become absolute and due.

b.        Company and Subsidiary Guarantors have the ability to pay their debts and liabilities (including their probable liability in respect of contingent and unliquidated liabilities and their unmatured liabilities) as they become absolute and due.

X-1	Solvency Certificate

c.        Company and Subsidiary Guarantors do not have an unreasonably small amount of capital in relation to its business.

d.        Company and Subsidiary Guarantors, on a consolidated basis, have not executed the Loan Documents or made any transfer or incurred any obligations thereunder, with actual intent to hinder, delay or defraud either present or future creditors.

In computing the amount of such contingent and unliquidated liabilities as of the date hereof, such liabilities have been computed at the amount that, in the light of all the facts and circumstances existing as of the date hereof, represents the amount that can reasonably be expected to become an actual or matured liability.

For the purpose of the above analysis, the values of the assets of Company and Subsidiary Guarantors have been computed by considering Company and Subsidiary Guarantors as a going concern entity.

I understand that Administrative Agent and Lenders are relying on this Certificate in entering into the Credit Agreement and continuing to extend credit to Company pursuant thereto.

[remainder of page intentionally left blank]

VII-2	Solvency Certificate

The undersigned has executed this Certificate, solely in his capacity as an officer of Company and not individually, as of the      day of                     , 20[ ].

By:
Name:
Title:	Chief Financial Officer

X-3	Solvency Certificate

EXHIBIT XI

FORM OF MORTGAGE

RECORDING REQUESTED BY, AND WHEN RECORDED MAIL TO: Cravath, Swaine & Moore LLP 825 Eighth Avenue New York, New York 10019 Attention: Daniel T. Lisk, Esq.
SPACE ABOVE THIS LINE RESERVED FOR RECORDER’S USE

FEE AND LEASEHOLD DEED OF TRUST, SECURITY AGREEMENT,

ASSIGNMENT OF RENTS AND LEASES AND FIXTURE FILING (<STATE>)

by and from

[FEE OWNER],

and

[OPERATING LESSEE], collectively “Grantor”

to

CHICAGO TITLE COMPANY [WILLIAM D. CLEVELAND], “Trustee”

for the benefit of

CREDIT SUISSE AG

in its capacity as Agent, “Beneficiary”

Dated as of             , 20

Location:

Municipality:

County:

State:

THE SECURED PARTY (BENEFICIARY) DESIRES THIS FIXTURE FILING

TO BE INDEXED AGAINST THE RECORD OWNER OF THE REAL ESTATE

DESCRIBED HEREIN

FEE AND LEASEHOLD DEED OF TRUST, SECURITY AGREEMENT,

ASSIGNMENT OF RENTS AND LEASES AND FIXTURE FILING (<STATE>)

THIS FEE AND LEASEHOLD DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND LEASES AND FIXTURE FILING (<STATE>) (as hereafter amended, modified, extended, restated, supplemented or renewed from time to time, this “Deed of Trust”) is dated as of             , 20     by and from [FEE OWNER], a [—] (“Fee Owner”), and [OPERATING LESSEE], a [—] (“Operating Lessee” and together with Fee Owner, individually and collectively, “Grantor”), each having an address at c/o Skilled Healthcare Group, Inc., 27442 Portola Parkway, Suite 200, Foothill Ranch, California 92610 to CHICAGO TITLE COMPANY, a California corporation (“Trustee”), with an address at 225 South Lake Avenue, Suite 545, Pasadena, California 91101 [WILLIAM D. CLEVELAND, an individual, having an address at Two Houston Center, 909 Fannin Street, Suite 200, Houston, Texas 77010], for the benefit of CREDIT SUISSE AG, as administrative agent and as collateral agent (in such capacity, “Agent”) for the lenders party to the Credit Agreement (as defined below) and the Lender Hedge Providers (as defined below) (all such lenders and the Lender Hedge Providers, together with their respective successors and assigns, are collectively referred to as the “Lenders”), having an address at Eleven Madison Avenue, New York, New York 10010 (Agent, together with its successors and assigns, “Beneficiary”).

RECITALS

A. Reference is made to (i) that certain Third Amended and Restated Credit Agreement dated as of April [—], 2010, among SKILLED HEALTHCARE GROUP, INC., a Delaware corporation (“Borrower”), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES TO THE AMENDMENT AND RESTATEMENT AGREEMENT (as defined below), and CREDIT SUISSE AG (“CS”), as administrative agent for Lenders and as collateral agent for Lenders, pursuant to which Agent and the Lenders have made certain commitments, subject to the terms and conditions set forth therein, to extend certain credit facilities to Borrower (said Amended and Restated Credit Agreement, as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) and (ii) that certain Amendment and Restatement Agreement dated as of April [—], 2010 (the “Amendment and Restatement Agreement”), among the Borrower, the Subsidiary Guarantors (as defined therein), the Lenders listed on the signature pages thereto and Agent.

B. Borrower may from time to time enter, or may from time to time have entered, into one or more Hedge Agreements (collectively, the “Hedge Agreements”) with one or more Persons that are Lenders or the Collateral Agent or Affiliates of Lenders or the Collateral Agent at the time of execution of such Hedge Agreements (in such capacity, collectively, the “Lender Hedge Providers”) at the time such Hedge Agreements are entered into in accordance with the terms of the Credit Agreement.

C. Grantor and other Subsidiaries of Borrower have executed and delivered that certain Amended and Restated First Lien Subsidiary Guaranty dated as of June 15, 2005, (as the

1

same may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Subsidiary Guaranty”) in favor of Beneficiary and the Lenders, pursuant to which Grantor has guaranteed the prompt payment and performance when due of all of the obligations of Borrower under the Credit Agreement and the other Loan Documents to which it is a party and the obligations of Borrower under the Hedge Agreements, including the obligation of Borrower to make payments thereunder in the event of early termination thereof.

D. Pursuant to the Credit Agreement, in order to induce Agent and the Lenders to make Loans and other extensions of credit under the Credit Agreement and Lender Hedge Providers to enter into the Hedge Agreements, Grantor has agreed to execute and deliver this Deed of Trust.

ARTICLE 1

DEFINITIONS

Section 1.1. Definitions. All capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Credit Agreement. As used herein, the following terms shall have the following meanings:

(a) “Indebtedness”: (1) All indebtedness of Borrower to Beneficiary and the Lenders, the full and prompt payment of which has been guaranteed by Grantor pursuant to the Subsidiary Guaranty, including, without limitation, the sum of all (a) principal, interest and other amounts evidenced or secured by the Loan Documents and the Hedge Agreements with Lender Hedge Providers, and (b) principal, interest and other amounts which may hereafter be loaned by Beneficiary or any of the Lenders under or in connection with the Credit Agreement, any of the other Loan Documents or the Hedge Agreements with Lender Hedge Providers, whether evidenced by a promissory note or other instrument which, by its terms, is secured hereby, and (2) all other indebtedness, obligations and liabilities now or hereafter existing of any kind of Grantor to Beneficiary or any of the Lenders under documents which recite that they are intended to be secured by this Deed of Trust. The Credit Agreement contains a revolving credit facility which permits Borrower to borrow certain principal amounts, repay all or a portion of such principal amounts, and reborrow the amounts previously paid to the Lenders, all upon satisfaction of certain conditions stated in the Credit Agreement. This Deed of Trust secures all of Grantor’s obligations with respect to advances and re-advances under the revolving credit feature of the Credit Agreement.

(b) “Mortgaged Property”: All of Grantor’s right, title and interest in and to the following: (1) the fee interest in the real property described in Exhibit A attached hereto and incorporated herein by this reference and the leasehold interest in the real property described in Exhibit A created by the Subject Lease (hereafter defined) together with any greater estate therein as hereafter may be acquired by Grantor, (the “Land”) together with all rights, privileges, tenements, hereditaments, rights-of-way, easements, appendages and appurtenances appertaining to the foregoing and all interests now or in the future arising in respect of, benefiting or otherwise relating to the Land, including, without limitation, easements, rights-of-way and development rights, including all right, title and interest now owned or hereafter acquired by Grantor in and to any land lying within the right of way of any street, open or proposed, adjoining the Land,

2

and any and all sidewalks, alleys, driveways, and strips and gores of land adjacent to or used in connection with the Land (which, together with the Land, are collectively referred to as the “Real Property”); (2) all improvements now owned or hereafter acquired by Grantor, now or at any time situated, placed or constructed upon the Land (the “Improvements”); (3) all fixtures, machinery, appliances, goods, building or other materials, equipment, including all machinery, equipment, engines, appliances and fixtures for generating or distributing air, water, heat, electricity, light, sewage, fuel or refrigeration, or for ventilating or sanitary purposes, the exclusion of vermin or insects, or the removal of dust, refuse or garbage, and all extensions, additions, accessions, improvements, betterments, renewals, substitutions, and replacements to any of the foregoing, which, to the fullest extent permitted by law, shall be conclusively deemed fixtures and improvements and a part of the real property hereby encumbered (the “Fixtures”) (the Real Property, Improvements and Fixtures are collectively referred to as the “Premises”); (4) all leases, licenses, concessions, occupancy agreements or other agreements (written or oral, now or at any time in effect) which grant to any Person a possessory interest in, or the right to use, all or any part of the Premises, together with all related security and other deposits (the “Leases”); (5) all of the rents, revenues, royalties, income, proceeds, profits, security and other types of deposits, and other benefits paid or payable by parties to the Leases for using, leasing, licensing, possessing, operating from, residing in, selling or otherwise enjoying the Premises (the “Rents”); (6) all accessions, replacements and substitutions for any of the foregoing and all proceeds thereof (the “Proceeds”); (7) all insurance policies, unearned premiums therefor and proceeds from such policies covering any of the above property now or hereafter acquired by Grantor (the “Insurance”); and (8) all awards, damages, remunerations, reimbursements, settlements or compensation heretofore made or hereafter to be made by any governmental authority pertaining to the Premises (the “Condemnation Awards”). As used in this Deed of Trust, the term “Mortgaged Property” means all or, where the context permits or requires, any portion of the above or any interest therein. Notwithstanding anything herein to the contrary, in no event shall the Mortgaged Property include, and Grantor shall not be deemed to have granted a security interest in, any of Grantor’s rights or interests in or under, (x) any license, contract, permit, Instrument (as defined in the Security Agreement), Security (as defined in the Security Agreement) or franchise to which Grantor is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract, permit, Instrument, Security or franchise, result in a breach of the terms of, or constitute a default under, such license, contract, permit, Instrument, Security or franchise and (y) any acquired asset subject to a Lien at the time of such acquisition, and the proceeds of such asset, to the extent the Indebtedness so secured and such Lien are permitted by the Credit Agreement, so long as the Lien was not created in anticipation of such acquisition and the agreement pursuant to which the Lien was incurred prohibits junior liens (other than, in the case of both clauses (x) and (y), to the extent that any such term would be rendered ineffective pursuant to the UCC or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, that immediately upon the ineffectiveness, lapse or termination of any such provision the Mortgaged Property shall include, and Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect.

In the event that any asset of Grantor is excluded from the Mortgaged Property by virtue of the foregoing paragraph, Grantor agrees to use commercially reasonable efforts to obtain all requisite consents to enable Grantor to provide a security interest in such asset pursuant hereto as promptly as practicable.

3

(c) “Obligations”: All of the agreements, covenants, conditions, warranties, representations and other obligations of Grantor under the Subsidiary Guaranty, the Hedge Agreements with Lender Hedge Providers and the other Loan Documents to which it is a party.

(d) “Subject Lease”: All of the leases, if any, described on Exhibit B attached hereto and incorporated herein by this reference.

(e) “UCC”: The Uniform Commercial Code in the State of New York. If the creation, perfection and enforcement of any security interest herein granted is governed by the laws of a state other than New York, then, as to the matter in question, the term “UCC” means the Uniform Commercial Code in effect in that state.

ARTICLE 2

GRANT

Section 2.1. Grant. To secure the full and timely payment and performance of the Obligations, Grantor GRANTS, BARGAINS, ASSIGNS, SELLS and CONVEYS, to Trustee the Mortgaged Property, subject, however, to the Permitted Encumbrances, TO HAVE AND TO HOLD the Mortgaged Property, IN TRUST, WITH POWER OF SALE, and Grantor does hereby bind itself, its successors and assigns to WARRANT AND FOREVER DEFEND the title to the Mortgaged Property unto Trustee.

ARTICLE 3

WARRANTIES, REPRESENTATIONS AND COVENANTS

Grantor warrants, represents and covenants to Beneficiary and the Lenders as follows:

Section 3.1. First Lien Status. Grantor shall preserve and protect the First Priority Lien of this Deed of Trust and the other Loan Documents. If any lien or security interest other than the Permitted Encumbrances is asserted against the Mortgaged Property, subject to Grantor’s rights to contest such lien or security interest under Section 6.3A of the Credit Agreement, Grantor shall promptly, and at its expense, (a) give Beneficiary a detailed written notice of such lien or security interest (including origin, amount and other terms), and (b) pay the underlying claim in full or take such other action so as to cause it to be released or contest the same in compliance with the requirements of the Credit Agreement (including any requirement to provide a bond or other security satisfactory to Beneficiary).

Section 3.2. Payment and Performance. Grantor shall pay and perform the Obligations in full when they are required to be paid and performed.

Section 3.3. Replacement of Fixtures. Except for sales permitted pursuant to subsection 7.7 of the Credit Agreement, Grantor shall not, without the prior written consent of Beneficiary, permit any of the Fixtures owned or leased by Grantor to be removed at any time from the Real Property or Improvements, unless the removed item is removed temporarily for maintenance and repair or, if removed permanently, is permitted to be removed by the Credit Agreement.

4

Section 3.4. Inspections and Audits. Grantor shall permit inspections and audits in accordance with the terms of subsections 6.5 and 6.7 of the Credit Agreement.

Section 3.5. Other Covenants. All of the covenants of Borrower (and, if a party thereto, Grantor) to the extent applicable to the Mortgaged Property in the Credit Agreement are incorporated herein by this reference and are hereby made by Grantor with respect to the Mortgaged Property. Such covenants, together with covenants in this Article 3, are covenants running with the Land.

Section 3.6. Condemnation Awards and Insurance Proceeds.

(a) Condemnation Awards. To the extent provided in subsection 6.4 of the Credit Agreement, Grantor assigns all awards and compensation to which it is entitled for any condemnation or other taking, or any purchase in lieu thereof, to Beneficiary and authorizes Beneficiary to collect and receive such awards and compensation and to give proper receipts and acquittances therefor in accordance with the terms of the Credit Agreement. All proceeds of any such condemnation or other taking shall be applied as provided in subsection 6.4C of the Credit Agreement.

(b) Insurance Proceeds. To the extent provided in subsection 6.4 of the Credit Agreement, Grantor assigns to Beneficiary all proceeds of any insurance policies insuring against loss or damage to the Mortgaged Property. Grantor authorizes Beneficiary to collect and receive such proceeds and authorizes and directs the issuer of each of such insurance policies to make payment for all such losses directly to Beneficiary, instead of to Grantor and Beneficiary jointly. All such proceeds shall be applied as provided in subsection 6.4C of the Credit Agreement.

Section 3.7. Peaceable Possession. Grantor’s possession of the Mortgaged Property has been peaceable and undisturbed and the Grantor does not know of any facts by reason of which any adverse claim to any part of the Mortgaged Property or to any undivided interest therein might be set up or made.

Section 3.8. Taxes.

(a) Grantor shall pay all material Taxes imposed or levied by any Government Authority which create a lien upon the Mortgaged Property or any part thereof before any penalty accrues thereon (all of which Taxes are hereinafter referred to as “Impositions”). If by law any such Imposition is payable, or may at the option of the taxpayer be paid, in installments, Grantor may pay the same, together with any accrued interest on the unpaid balance of such Imposition, in installments as the same become due and before any fine, penalty, interest or cost may be added thereto for the nonpayment of any such installment and interest. If at any time after the date hereof there shall be assessed or imposed a license fee, tax or assessment on Beneficiary which is measured by or based in whole or in part upon

5

the amount of the outstanding Obligations, then all such Taxes shall be deemed to be included within the term “Impositions” as defined herein, and Grantor shall pay and discharge, or reimburse Beneficiary for the payment of same (if Grantor is not permitted to pay such Imposition directly) the same as herein provided with respect to the payment of Impositions, or, if Grantor shall not be permitted by law to pay and discharge such Imposition either directly or indirectly, then, at the option of Beneficiary, all obligations secured hereby, together with all interest thereon, shall become immediately due and payable.

(b) Grantor has the right to contest the amount or validity of any Imposition in accordance with the terms of Section 6.3A of the Credit Agreement.

ARTICLE 4

LEASEHOLD PROVISIONS

Section 4.1. Representations; Warranties; Covenants. Grantor hereby represents, warrants and covenants that:

(a) (1) As of the date hereof, the Subject Lease is unmodified and in full force and effect, (2) all rent and other charges therein have been paid to the extent they are payable to the date hereof, (3) Grantor enjoys the quiet and peaceful possession of the property demised thereby, (4) to the best of its knowledge, Grantor is not in default in any material respect under any of the terms thereof and there are no circumstances which, with the passage of time or the giving of notice or both, would constitute such a default thereunder, (5) to the best of Grantor’s knowledge, the lessor thereunder is not in default in any material respect under any of the terms or provisions thereof on the part of the lessor to be observed or performed;

(b) Grantor shall promptly pay, when due and payable, the rent and other material charges payable pursuant to the Subject Lease, and will timely perform and observe in all material respects all of the other terms, covenants and conditions required to be performed and observed by Grantor as lessee under the Subject Lease;

(c) Grantor shall notify Beneficiary in writing of any material default by Grantor in the performance or observance of any terms, covenants or conditions on the part of Grantor to be performed or observed under the Subject Lease within five (5) Business Days after Grantor knows of such default;

(d) Grantor shall, immediately upon receipt thereof, deliver a copy of each notice given to Grantor by the lessor pursuant to the Subject Lease and promptly after obtaining knowledge thereof notify Beneficiary in writing of any material default by the lessor in the performance or observance of any of the terms, covenants or conditions on the part of the lessor to be performed or observed thereunder;

(e) Unless required under the terms of the Subject Lease and except as permitted pursuant to the Credit Agreement, Grantor shall not, without the prior written consent of Beneficiary (which may be granted or withheld in Beneficiary’s sole and absolute discretion) terminate, modify or surrender the Subject Lease, and any such attempted termination, modification or surrender without Beneficiary’s written consent shall be void; and

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(f) Grantor shall, within twenty (20) days after written request from Beneficiary, use its commercially reasonable efforts to obtain from the lessor and deliver to Beneficiary a certificate setting forth the name of the tenant thereunder and stating that the Subject Lease is in full force and effect, is unmodified or, if the Subject Lease has been modified, the date of each modification (together with copies of each such modification), that no notice of termination thereon has been served on Grantor, stating that no default or event which with notice or lapse of time (or both) would become a default is existing under the Subject Lease, stating the date to which rent has been paid, and specifying the nature of any defaults, if any, and containing such other statements and representations as may be reasonably requested by Beneficiary.

Section 4.2. No Merger. So long as any of the Indebtedness or the Obligations remain unpaid or unperformed (other than Unasserted Obligations) and except in a transaction permitted pursuant to the Credit Agreement, the fee title to and the leasehold estate in the premises subject to the Subject Lease shall not merge but shall always be kept separate and distinct notwithstanding the union of such estates in the lessor or Grantor, or in a third party, by purchase or otherwise. If Grantor acquires the fee title or any other estate, title or interest in the property demised by the Subject Lease, or any part thereof, the lien of this Deed of Trust shall attach to, cover and be a lien upon such acquired estate, title or interest and the same shall thereupon be and become a part of the Mortgaged Property with the same force and effect as if specifically encumbered herein. Grantor agrees to execute all instruments and documents that Beneficiary or Trustee may reasonably require to ratify, confirm and further evidence the lien of this Deed of Trust on the acquired estate, title or interest. Furthermore, Grantor hereby appoints Beneficiary as its true and lawful attorney-in-fact to execute and deliver, if an Event of Default has occurred and is continuing, all such instruments and documents in the name and on behalf of Grantor. This power, being coupled with an interest, shall be irrevocable as long as any portion of the Indebtedness remains unpaid.

Section 4.3. Beneficiary as Lessee. If the Subject Lease is terminated prior to the natural expiration of its term due to default by Grantor or any tenant thereunder, and if Beneficiary or its designee acquires from the lessor a new lease of the premises, Grantor shall have no right, title or interest in or to such new lease or the leasehold estate created thereby, or renewal privileges therein contained.

Section 4.4. No Assignment. If this Deed of Trust constitutes a prohibited collateral assignment of the Subject Lease under the terms of the Subject Lease, then the assignment of the Subject Lease in this Deed of Trust will be deemed conditioned upon the receipt of any consent expressly required under the Subject Lease and Beneficiary and the Lenders have no liability or obligation thereunder by reason of its acceptance of this Deed of Trust. Beneficiary and the Lenders will be liable for the obligations of the tenant arising out of the Subject Lease for only that period of time for which Beneficiary or the Lenders are in possession of the Premises or have acquired, by foreclosure or otherwise, and are holding all of Grantor’s right, title and interest therein.

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ARTICLE 5

DEFAULT AND FORECLOSURE

Section 5.1. Remedies. If an Event of Default has occurred and is continuing, Beneficiary may, at Beneficiary’s election and by or through Trustee or otherwise, exercise any or all of the following rights, remedies and recourses:

(a) Acceleration. Declare the Indebtedness and/or Obligations to be immediately due and payable, without further notice, presentment, protest, notice of intent to accelerate, notice of acceleration, demand or action of any nature whatsoever (each of which hereby is expressly waived by Grantor), whereupon the same shall become immediately due and payable.

(b) Entry on Mortgaged Property. Enter the Mortgaged Property and take exclusive possession thereof and of all books, records and accounts relating thereto or located thereon. If Grantor remains in possession of the Mortgaged Property after an Event of Default and without Beneficiary’s prior written consent, Beneficiary may invoke any legal remedies to dispossess Grantor.

(c) Operation of Mortgaged Property. Hold, lease; develop, manage, operate or otherwise use the Mortgaged Property upon such terms and conditions as Beneficiary may deem reasonable under the circumstances (making such repairs, alterations, additions and improvements and taking other actions, from time to time, as Beneficiary reasonably deems necessary or desirable), and apply all Rents and other amounts collected by Trustee in connection therewith in accordance with the provisions of Section 5.7.

(d) Foreclosure and Sale. Institute proceedings for the complete foreclosure of this Deed of Trust, either by judicial action or by power of sale, in which case the Mortgaged Property may be sold for cash or credit in one or more parcels as Beneficiary may determine. With respect to any notices required or permitted under the UCC, Grantor agrees that ten (10) days prior written notice shall be deemed commercially reasonable. At any such sale by virtue of any judicial proceedings, power of sale, or any other legal right, remedy or recourse, the title to and right of possession of any such property shall pass to the purchaser thereof, and to the fullest extent permitted by law, Grantor shall be completely and irrevocably divested of all of its right, title, interest, claim, equity, equity of redemption, and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Grantor, and against all other Persons claiming or to claim the property sold or any part thereof, by, through or under Grantor. Beneficiary or any of the Lenders may be a purchaser at such sale. If Beneficiary is the highest bidder, Beneficiary may credit the portion of the purchase price that would be distributed to Beneficiary against the Indebtedness in lieu of paying cash. In the event this Deed of Trust is foreclosed by judicial action, appraisement of the Mortgaged Property is waived.

(e) Receiver. Make application to a court of competent jurisdiction for, and obtain from such court as a matter of strict right and without notice to Grantor or regard to the adequacy of the Mortgaged Property for the payment and performance of the Obligations, the

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appointment of a receiver of the Mortgaged Property, and Grantor irrevocably consents to such appointment. Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Mortgaged Property upon such terms as may be approved by the court, and shall apply such Rents in accordance with the provisions of Section 5.7.

(f) Other. Exercise all other rights, remedies and recourses granted under the Loan Documents, the Hedge Agreements or otherwise available at law or in equity.

Section 5.2. Separate Sales. The Mortgaged Property may be sold in one or more parcels and in such manner and order as Trustee in its sole discretion may elect; the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

Section 5.3. Remedies Cumulative, Concurrent and Nonexclusive. Beneficiary, Trustee and the Lenders shall have all rights, remedies and recourses granted in the Loan Documents and available at law or equity (including the UCC), which rights (a) shall be cumulated and concurrent, (b) may be pursued separately, successively or concurrently against Grantor or others obligated under the Loan Documents, or against the Mortgaged Property, or against any one or more of them, at the sole discretion of Beneficiary, Trustee or the Lenders, as the case may be, (c) may be exercised as often as occasion therefor shall arise, and the exercise or failure to exercise any of them shall not be construed as a waiver or release thereof or of any other right, remedy or recourse, and (d) are intended to be, and shall be, nonexclusive. No action by Beneficiary, Trustee or the Lenders in the enforcement of any rights, remedies or recourses under the Loan Documents or otherwise at law or equity shall be deemed to cure any Event of Default.

Section 5.4. Release of and Resort to Collateral. Beneficiary may release, regardless of consideration and without the necessity for any notice to or consent by the holder of any subordinate lien on the Mortgaged Property, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interest created in or evidenced by the Loan Documents or their status as a first and prior lien and security interest in and to the Mortgaged Property. For payment and performance of the Obligations, Beneficiary may resort to any other security in such order and manner as Beneficiary may elect.

Section 5.5. Waiver of Redemption, Notice and Marshalling of Assets. To the fullest extent permitted by law, Grantor hereby irrevocably and unconditionally waives and releases (a) all benefit that might accrue to Grantor by virtue of any present or future statute of limitations or law or judicial decision exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any stay of execution, exemption from civil process, redemption or extension of time for payment, (b) all notices of any Event of Default or of any election by Trustee, Beneficiary or the Lenders to exercise or the actual exercise of any right, remedy or recourse provided for under the Loan Documents, and (c) any right to a marshalling of assets or a sale in inverse order of alienation.

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Section 5.6. Discontinuance of Proceedings. If Beneficiary, Trustee or the Lenders shall have proceeded to invoke any right, remedy or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon it for any reason, Beneficiary, Trustee, or the Lenders, as the case may be, shall have the unqualified right to do so and, in such an event, Grantor, Beneficiary, Trustee, and the Lenders shall be restored to their former positions with respect to the Indebtedness, the Obligations, the Loan Documents, the Mortgaged Property and otherwise, and the rights, remedies, recourses and powers of Beneficiary, Trustee, and the Lenders shall continue as if the right, remedy or recourse had never been invoked, but no such discontinuance or abandonment shall waive any Event of Default which may then exist or the right of Beneficiary, Trustee, or the Lenders thereafter to exercise any right, remedy or recourse under the Loan Documents for such Event of Default.

Section 5.7. Application of Proceeds. The proceeds of any sale of and the Rents and other amounts generated by the holding, leasing, management, operation or other use of the Mortgaged Property, shall be applied by Beneficiary, Trustee, or the Lenders (or the receiver, if one is appointed) in accordance with subsection 2.4D of the Credit Agreement.

Section 5.8. Occupancy After Foreclosure. Any sale of the Mortgaged Property or any part thereof in accordance with Section 5.1(d) will divest all right, title and interest of Grantor in and to the property sold. Subject to applicable law, any purchaser at a foreclosure sale will receive immediate possession of the property purchased. If Grantor retains possession of such property or any part thereof subsequent to such sale, Grantor will be considered a tenant at sufferance of the purchaser, and will, if Grantor remains in possession after demand to remove, be subject to eviction and removal, forcible or otherwise, with or without process of law.

Section 5.9. Additional Advances and Disbursements; Costs of Enforcement.

(a) If any Event of Default has occurred and is continuing, Beneficiary shall have the right, but not the obligation, to cure such Event of Default in the name and on behalf of Grantor. All sums advanced and reasonable expenses incurred at any time by Beneficiary under this Section 5.9, or otherwise under this Deed of Trust or any of the other Loan Documents or applicable law, shall bear interest from the date that such sum is advanced or expense incurred, to and including the date of reimbursement, computed at a rate which is 2% per annum in excess of the interest rate payable under the Credit Agreement for Base Rate Loans, and all such sums, together with interest thereon, shall be secured by this Deed of Trust.

(b) Grantor shall pay all reasonable expenses (including reasonable attorneys’ fees and expenses) of or incidental to the perfection and enforcement of this Deed of Trust and the other Loan Documents, or the enforcement, compromise or settlement of the Obligations or any claim under this Deed of Trust and the other Loan Documents, and for the curing thereof, or for defending or asserting the rights and claims of Beneficiary in respect thereof, by litigation or otherwise.

Section 5.10. No Mortgagee in Possession. Neither the enforcement of any of the remedies under this Article 5, the assignment of the Rents and Leases under Article 6, the

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security interests under Article 7, nor any other remedies afforded to Beneficiary or the Lenders under the Loan Documents, at law or in equity shall cause Beneficiary, Trustee, or any Lender to be deemed or construed to be a mortgagee in possession of the Mortgaged Property, to obligate Beneficiary, Trustee, or any Lender to lease the Mortgaged Property or attempt to do so, or to take any action, incur any expense, or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise.

Section 5.11. Actions by Beneficiary to Preserve the Mortgaged Property. If Grantor fails to make any payment or do any act as and in the manner provided in this Deed of Trust, in any of the other Loan Documents or in any of the Hedge Agreements, Beneficiary, in its sole and absolute discretion, without obligation so to do and without notice to or demand upon Grantor and without releasing Grantor from any obligation, may make such payment or do such act in such manner and to such extent as Beneficiary may deem necessary to protect the security hereof. In connection therewith (without limiting Beneficiary’s general powers), if an Event of Default has occurred and is continuing, Beneficiary shall have and is hereby given the right, but not the obligation, (i) to enter upon and take possession of the Mortgaged Property; (ii) to make additions, alterations, repairs and Improvements to the Mortgaged Property which it may consider necessary or proper to keep the Mortgaged Property in good condition and repair; (iii) to appear and participate in any action or proceeding which affects or may affect the security hereof or the rights or powers of Beneficiary; (iv) to pay, purchase, contest or compromise any encumbrance, claim, charge, lien or debt which, in Beneficiary’s judgment, may affect or appear to affect the security of this Deed of Trust; and (v) in exercising such powers, to employ counsel or other necessary or desirable experts or consultants. Grantor shall, immediately upon demand therefor by Beneficiary, pay all reasonable costs and expenses incurred by Beneficiary in connection with the exercise by Beneficiary of the foregoing rights, including cost of evidence of title, court costs, appraisals, surveys, and reasonable attorneys’ fees, together with interest thereon from the date incurred at the interest rate then in effect for Basic Rate Loans. All such costs and expenses together with interest thereon shall be secured by this Deed of Trust.

Section 5.12. Due On Sale. In order to induce Beneficiary and Lenders to make the Loans and other extensions of credit under the Credit Agreement and the Lender Hedge Providers to enter into the Hedge Agreements, Grantor agrees that, except as otherwise expressly permitted pursuant to subsection 7.7 of the Credit Agreement, in the event of any “transfer” of the Mortgaged Property without the prior written consent of Beneficiary, Beneficiary has the absolute right at its option, without prior demand or notice, to declare all sums secured by this Deed of Trust immediately due and payable. Consent to one such transaction will not be deemed to be a waiver of the right to require consent to future or successive transactions. Beneficiary may grant or deny such consent in its sole discretion and, if consent is given, unless otherwise agreed in writing by Beneficiary, any such transfer will be subject to this Deed of Trust, and any such transferee shall assume all obligations hereunder and agree to be bound by all provisions contained herein. Such assumption will not, however, release Grantor, Borrower or any maker or guarantor of the Obligations from any liability thereunder without the prior written consent of Beneficiary and Lenders. As used herein, “transfer” includes the direct or indirect sale, agreement to sell, transfer, conveyance, pledge, collateral assignment or hypothecation of the Mortgaged Property, or any portion thereof or interest therein, whether voluntary, involuntary, by operation of law or otherwise, the execution of any installment land sale contract or similar instrument affecting all or a portion of the Mortgaged Property, or the lease of all or substantially all of the Mortgaged Property.

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ARTICLE 6

ASSIGNMENT OF RENTS AND LEASES

Section 6.1. Assignment. In furtherance of and in addition to the assignment made by Grantor in Section 2.1 of this Deed of Trust, Grantor hereby absolutely and unconditionally assigns, sells, transfers and conveys to Trustee (for the benefit of Beneficiary) and to Beneficiary all of its right, title and interest in and to all Leases, whether now existing or hereafter entered into, and all of its right, title and interest in and to all Rents. This assignment is an absolute assignment and not an assignment for additional security only. So long as no Event of Default shall have occurred and be continuing, Grantor shall have a revocable license from Trustee and Beneficiary to exercise all rights extended to the landlord under the Leases, including the right to receive and collect all Rents and to hold the Rents in trust for use in the payment and performance of the Obligations and to otherwise use the same. The foregoing license is granted subject to the conditional limitation that no Event of Default shall have occurred and be continuing. Upon the occurrence and during the continuance of an Event of Default and upon written notice from Beneficiary to Grantor, whether or not legal proceedings have commenced, and without regard to waste, adequacy of security for the Obligations or solvency of Grantor, the license herein granted shall automatically expire and terminate.

Section 6.2. Perfection Upon Recordation. Grantor acknowledges that Beneficiary and Trustee have taken all actions necessary to obtain, and that upon recordation of this Deed of Trust, Beneficiary and Trustee shall have, to the extent permitted under applicable law, a valid and fully perfected, First Priority, present assignment of the Rents arising out of the Leases and all security for such Leases. Grantor acknowledges and agrees that upon recordation of this Deed of Trust Trustee’s and Beneficiary’s interest in the Rents shall be deemed to be fully perfected, “choate” and enforced as to Grantor and to the extent permitted under applicable law, all third parties, including, without limitation, any subsequently appointed trustee in any case under Title 11 of the United States Code (the “Bankruptcy Code”), without the necessity of commencing a foreclosure action with respect to this Deed of Trust, making formal demand for the Rents, obtaining the appointment of a receiver or taking any other affirmative action.

Section 6.3. Bankruptcy Provisions. Without limitation of the absolute nature of the assignment of the Rents hereunder, Grantor, Trustee and Beneficiary agree that (a) this Deed of Trust shall constitute a “security agreement” for purposes of Section 552(b) of the Bankruptcy Code, (b) the security interest created by this Deed of Trust extends to property of Grantor acquired before the commencement of a case in bankruptcy and to all amounts paid as Rents and (c) such security interest shall extend to all Rents acquired by the estate after the commencement of any case in bankruptcy.

Section 6.4. No Merger of Estates. So long as part of the Indebtedness and the Obligations secured hereby remain unpaid and undischarged, the fee and leasehold estates to the Mortgaged Property shall not merge, but shall remain separate and distinct, notwithstanding the union of such estates either in Grantor, Beneficiary, any tenant or any third party by purchase or otherwise.

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ARTICLE 7

SECURITY AGREEMENT

Section 7.1. Security Interest. This Deed of Trust constitutes a “security agreement” on personal property within the meaning of the UCC and other applicable law and with respect to the Mortgaged Property. To this end, Grantor grants to Beneficiary a First Priority security interest in the Mortgaged Property which is personal property to secure the payment of the Indebtedness and performance of the Obligations, and agrees that Beneficiary shall have all the rights and remedies of a secured party under the UCC with respect to such property. Any notice of sale, disposition or other intended action by Beneficiary with respect to the Mortgaged Property which is personal property sent to Grantor at least ten (10) days prior to any action under the UCC shall constitute reasonable notice to Grantor.

Section 7.2. Financing Statements. Grantor hereby authorizes Beneficiary to file such financing statements and hereby agrees to execute and deliver to Beneficiary, in form and substance reasonably satisfactory to Beneficiary, such further assurances as Beneficiary may, from time to time, reasonably consider necessary to create, perfect and preserve Beneficiary’s security interest hereunder and Beneficiary may cause such statements and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest. Fee Owner is a Delaware limited partnership and Operating Lessee is a Delaware limited [partnership][liability company], each duly organized under the laws of its jurisdiction and, except as otherwise expressly provided in the Credit Agreement, shall not change the state of its organization without less than twenty (20) days prior written notice to Beneficiary.

Section 7.3. Fixture Filing. This Deed of Trust shall also constitute a “fixture filing” for the purposes of the UCC against all of the Mortgaged Property which is or is to become fixtures. For purposes of the UCC, the following information concerning the security interest herein granted is furnished:

(a) The names of the Debtors (Grantor) are: [FEE OWNER], a [•], whose organizational number is             ; and [OPERATING LESSEE], a [•], whose organizational number is             ; each having an address as set forth in the first paragraph of this Deed of Trust.

(b) The name of the Secured Party (Beneficiary) is: CREDIT SUISSE AG, in its capacity as Agent, having an address as set forth in the first paragraph of this Deed of Trust.

(c) Information concerning the security interest evidenced by this instrument may be obtained from the Secured Party at its address above.

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(d) Fee Owner is the record owner of the real estate described in this Security Instrument.

This document is to be filed in the real estate records. A description of the real estate is attached hereto as Exhibit A.

ARTICLE 8

CONCERNING THE TRUSTEE

Section 8.1. Certain Rights. At any time, or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed of Trust and without affecting any personal liability of any person for payment or performance of the Obligations or the effect of this Deed of Trust upon the remainder of the Mortgaged Property, Trustee may (i) reconvey any part of the Mortgaged Property, (ii) consent in writing to the making of any map or plat thereof, (iii) join in granting any easement thereon, or (iv) join in any extension agreement or any agreement subordinating the lien of charge hereof. With the approval of Beneficiary, Trustee shall have the right to select, employ and consult with counsel. Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by it hereunder, believed by it in good faith to be genuine. Trustee shall be entitled to reimbursement for actual, reasonable expenses incurred by it in the performance of its duties and to reasonable compensation for Trustee’s services hereunder as shall be rendered. Grantor shall, from time to time, pay the compensation due to Trustee hereunder and reimburse Trustee for, and indemnify, defend and save Trustee harmless against, all liability and reasonable expenses which may be incurred by it in the performance of its duties, including those arising from joint, concurrent, or comparative negligence of Trustee; however, Grantor shall not be liable under such indemnification to the extent such liability or expenses result solely from Trustee’s gross negligence or willful misconduct. Grantor’s obligations under this Section 8.1 shall not be reduced or impaired by principles of comparative or contributory negligence.

Section 8.2. Retention of Money. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder.

Section 8.3. Successor Trustees. If Trustee or any successor Trustee shall die, resign or become disqualified from acting in the execution of this trust, or Beneficiary shall desire to appoint a substitute Trustee, Beneficiary shall have full power to appoint one or more substitute Trustees and, if preferred, several substitute Trustees in succession who shall succeed to all the estates, rights, powers and duties of Trustee. Such appointment may be executed by any authorized agent of Beneficiary and as so executed, such appointment shall be conclusively presumed to be executed with authority, valid and sufficient, without further proof of any action. Trustee shall be deemed to have accepted appointment of this instrument when this instrument is recorded, and any successor shall be deemed to have accepted appointment when the notice of substitution is recorded. Without limitation of the foregoing, Beneficiary may, from time to

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time, by a written instrument executed and acknowledged by Beneficiary, recorded in the county in which the Mortgaged Property is located or by otherwise complying with the provisions of applicable law, substitute a successor or successors to any Trustee named herein or acting hereunder, and such successor(s) shall, without conveyance from the predecessor Trustee, succeed to all title, estate, rights, powers and duties of such predecessor.

Section 8.4. Perfection of Appointment. Should any deed, conveyance or instrument of any nature be required from Grantor by any successor Trustee to more fully and certainly vest in and confirm to such successor Trustee such estates, rights, powers and duties, then, upon request by such Trustee, all such deeds, conveyances and instruments shall be made, executed, acknowledged and delivered and shall be caused to be recorded and/or filed by Grantor.

Section 8.5. Trustee Liability. In no event or circumstance shall Trustee or any substitute Trustee hereunder be personally liable under or as a result of this Deed of Trust, either as a result of any action by Trustee (or any substitute Trustee) in the exercise of the powers hereby granted or otherwise.

ARTICLE 9

MISCELLANEOUS

Section 9.1. Notices. Any notice required or permitted to be given under this Deed of Trust shall be given in accordance with subsection 10.8 of the Credit Agreement.

Section 9.2. Covenants Running with the Land. All Obligations contained in this Deed of Trust are intended by Grantor, Beneficiary and Trustee to be, and shall be construed as, covenants running with the Mortgaged Property. As used herein, “Grantor” shall refer to the party named in the first paragraph of this Deed of Trust and to any subsequent owner of all or any portion of the Mortgaged Property. All Persons who may have or acquire an interest in the Mortgaged Property shall be deemed to have notice of, and be bound by, the terms of the Credit Agreement and the other Loan Documents; however, no such party shall be entitled to any rights thereunder without the prior written consent of Beneficiary.

Section 9.3. Attorney-in-Fact. Grantor hereby irrevocably appoints Beneficiary and its successors and assigns, as its attorney-in-fact, which agency is coupled with an interest and with full power of substitution, (a) to execute and/or record any notices of completion, cessation of labor or any other notices that Beneficiary reasonably deems appropriate to protect Beneficiary’s interest, if Grantor shall fail to do so within ten (10) days after written request by Beneficiary, (b) upon the issuance of a deed pursuant to the foreclosure of this Deed of Trust or the delivery of a deed in lieu of foreclosure, to execute all instruments of assignment, conveyance or further assurance with respect to the Leases, Rents, Proceeds, Insurance and Condemnation Awards in favor of the grantee of any such deed and as may be necessary or desirable for such purpose, (c) to prepare, execute and file or record financing statements, continuation statements, applications for registration and like papers necessary to create, perfect or preserve Beneficiary’s security interests and rights in or to any of the Mortgaged Property, and (d) if any Event of Default has occurred and is continuing, to perform any obligation of Grantor hereunder, however: (1) Beneficiary shall not under any circumstances

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be obligated to perform any obligation of Grantor; (2) any sums advanced by Beneficiary in such performance shall be added to and included in the Indebtedness and shall bear interest at a rate which is equal to the interest rate then in effect for Base Rate Loans; (3) Beneficiary as such attorney-in-fact shall only be accountable for such funds as are actually received by Beneficiary; and (4) Beneficiary shall not be liable to Grantor or any other person or entity for any failure to take any action which it is empowered to take under this Section 9.3.

Section 9.4. Successors and Assigns. This Deed of Trust shall be binding upon and inure to the benefit of Beneficiary, Trustee, Grantor and the Lenders and their respective successors and assigns. Grantor shall not, without the prior written consent of Beneficiary, assign any rights, duties or obligations hereunder.

Section 9.5. No Waiver. Any failure by Beneficiary, Trustee or the Lenders to insist upon strict performance of any of the terms, provisions or conditions of the Loan Documents shall not be deemed to be a waiver of same, and Beneficiary, Trustee or the Lenders shall have the right at any time to insist upon strict performance of all of such terms, provisions and conditions.

Section 9.6. Credit Agreement. If any conflict exists between this Deed of Trust and the Credit Agreement, the Credit Agreement shall govern.

Section 9.7. Release or Reconveyance. Upon payment in full of the Indebtedness and performance in full of the Obligations (other than Unasserted Obligations), or upon a sale or other disposition of the Mortgaged Property permitted by the Credit Agreement, Beneficiary, at Grantor’s request and expense, shall release the liens and security interests created by this Deed of Trust or reconvey the Mortgaged Property to the Person or Persons legally entitled thereto.

Section 9.8. Waiver of Stay, Moratorium and Similar Rights. Grantor agrees, to the full extent that it may lawfully do so, that it will not at any time insist upon or plead or in any way take advantage of any stay, marshalling of assets, extension, redemption or moratorium law now or hereafter in force and effect so as to prevent or hinder the enforcement of the provisions of this Deed of Trust or the Indebtedness or Obligations secured hereby, or any agreement between Grantor and Beneficiary or any rights or remedies of Beneficiary, Trustee or the Lenders.

Section 9.9. Applicable Law. The provisions of this Deed of Trust regarding the creation, perfection and enforcement of the liens and security interests herein granted shall be governed by and construed under the laws of the state in which the Mortgaged Property is located. All other provisions of this Deed of Trust shall be governed by the laws of the State of New York (including, without limitation, Section 5-1401 of the General Obligations Law of the State of New York), without regard to conflicts of laws principles.

Section 9.10. Headings. The Article, Section and Subsection titles hereof are inserted for convenience of reference only and shall in no way alter, modify or define, or be used in construing, the text of such Articles, Sections or Subsections.

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Section 9.11. Entire Agreement. This Deed of Trust and the other Loan Documents and the Hedge Agreements embody the entire agreement and understanding between Grantor and Beneficiary and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, this Deed of Trust, the other Loan Documents and the Hedge Agreements may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

Section 9.12. Beneficiary as Agent; Successor Agents.

(a) Beneficiary has been appointed to act as Agent hereunder by the Lenders. Beneficiary shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of the Mortgaged Property) in accordance with the terms of the Credit Agreement, any related agency agreement among Beneficiary and the Lenders (collectively, as amended, supplemented or otherwise modified or replaced from time to time, the “Agency Documents”) and this Deed of Trust. Grantor and all other persons shall be entitled to rely on releases, waivers, consents, approvals, notifications and other acts of Beneficiary, without inquiry into the existence of required consents or approvals of the Lenders therefor.

(b) Beneficiary shall at all times be the same Person that is Agent under the Agency Documents. Written notice of resignation by Agent pursuant to the Agency Documents shall also constitute notice of resignation as Beneficiary under this Deed of Trust. Removal of Agent pursuant to any provision of the Agency Documents shall also constitute removal as Beneficiary under this Deed of Trust. Appointment of a successor Agent pursuant to the Agency Documents shall also constitute appointment of a successor Beneficiary under this Deed of Trust. Upon the acceptance of any appointment as Agent by a successor Agent under the Agency Documents, that successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Beneficiary under this Deed of Trust, and the retiring or removed Beneficiary shall promptly (i) assign and transfer to such successor Beneficiary all of its right, title and interest in and to this Deed of Trust and the Mortgaged Property, and (ii) execute and deliver to such successor Beneficiary such assignments and amendments and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Beneficiary of the liens and security interests created under this Deed of Trust. After any retired or removed Agent’s resignation or removal hereunder as Beneficiary, the provisions of this Deed of Trust and the Agency Documents shall inure to its benefit as to any actions taken or omitted to be taken by it under this Deed of Trust while it was the Beneficiary hereunder.

Section 9.13. Severability. If any provision of this Deed of Trust is or becomes invalid, illegal or unenforceable, such provision shall be deemed amended to conform to applicable laws so as to be valid and enforceable or, if it cannot be so amended without materially altering the intention of the parties, it shall be stricken and the remainder of this Deed of Trust shall remain in full force and effect.

17

Section 9.14. Revolving Line of Credit. Grantor acknowledges and agrees that (a) the Credit Agreement and the Revolving Notes evidence a revolving line of credit and indebtedness which may be repaid and readvanced from time to time, (b) this Deed of Trust shall secure all additional or future advances and readvances of principal under the Credit Agreement and the Revolving Notes, (c) the line of credit evidenced by the Credit Agreement and the Revolving Notes and secured by this Deed of Trust shall be used primarily for business or commercial purposes, (d) this Deed of Trust shall remain in full force and effect, without loss of priority, until the earlier of (i) the payment and performance in full of the Indebtedness and the Obligations (other than Unasserted Obligations) and the receipt by Beneficiary of Grantor’s written request to terminate the line of credit evidenced by the Credit Agreement and the Revolving Notes and secured by this Deed of Trust or (ii) the termination or maturity of the line of credit evidenced by the Credit Agreement and the Revolving Notes and secured by this Deed of Trust (whether by acceleration or otherwise) and the payment and performance in full of the Indebtedness and the Obligations (other than Unasserted Obligations), and (e) this Deed of Trust shall not be extinguished as a result of the Indebtedness and Obligations evidenced by the Credit Agreement and the Revolving Notes having a zero balance from time to time (and, to the full extent permitted by applicable law, Grantor hereby waives the operation of any applicable law, statutory or otherwise, having a contrary effect).

Section 9.15. Joint and Several Liability. The obligations of the Grantor hereunder shall be joint and several obligations of each entity comprising the Grantor.

Section 9.16. Senior Deed of Trust. This Deed of Trust shall be prior and senior to that certain Fee and Leasehold Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing of even date herewith, executed by Grantor in favor of CS as Agent for the lenders under the Second Lien Credit Agreement and recorded following this Deed of Trust.

ARTICLE 10

LOCAL LAW PROVISIONS

[To Come]

[The remainder of this page has been intentionally left blank]

18

IN WITNESS WHEREOF, Grantor has on the date set forth in the acknowledgement hereto, effective as of the date first above written, caused this instrument to be duly EXECUTED AND DELIVERED by authority duly given.

GRANTOR:	[FEE OWNER], a [—]

	By:	[—]

By:
Name:
Title:

[OPERATING LESSEE], a [—]

By:
Name:
Title

S-1

State of CALIFORNIA	)
) ss.
County of ORANGE	)

On             , 20    , before me,                             , personally appeared             , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacities, and that by his/her/their signatures on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Notary Public
My Commission expires:

[SEAL]

State of CALIFORNIA	)
) ss.
County of ORANGE	)

On             , 20    , before me,                             , personally appeared             , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacities, and that by his/her/their signatures on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Notary Public

My Commission expires:

[SEAL]

N-1

EXHIBIT A

Legal Description

Legal Description of premises located at:

APN:

[See attached page(s) for legal description]

A-1

EXHIBIT B

Subject Lease

Facility Lease:

That certain Lease entered into as of [lease date], [as amended by that certain [amendment title], made and entered into as of [amendment date]] pursuant to which [OPERATING LESSEE], leases all or a portion of the Mortgaged Property from [FEE OWNER], a memorandum of which [was recorded in the Official Records on [date], in Book             , Page             , as Instrument No.            , [as amended by that certain Master Lease Termination and Lease Assignment, Recognition and Attornment Agreement dated as of [date] and filed substantially concurrently herewith]] [ or is being filed substantially concurrently herewith].

B-1

EXHIBIT XII

PERFECTION CERTIFICATE

Reference is made to the Third Amended and Restated Credit Agreement (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) dated as of April 9, 2010 among SKILLED HEALTHCARE GROUP, INC., a Delaware corporation ( “Company” and, together with Subsidiary Guarantors, the “Grantors”), the lenders from time to time party thereto and Credit Suisse AG, as administrative agent (in such capacity, “Administrative Agent”) and as collateral agent. Capitalized terms used but not defined herein have the meanings set forth in either the Credit Agreement or the Security Agreement referred to therein, as applicable.

The undersigned Officers of Company hereby certify to the Administrative Agent and each other Beneficiary as follows:

1. Name and Notice Address.  Schedule 1 hereto sets out the exact legal name of each Grantor, as such name appears in its respective certificate of formation and the notice address of each Grantor.

2. Commercial Tort Claims.  Grantors have no Commercial Tort Claims as of the date hereof, except as set forth on Schedule 2 annexed hereto.

3. UCC Filings.  Financing statements have been prepared for filing in the proper Uniform Commercial Code filing office in the jurisdiction in which each Grantor is located and, to the extent any of the collateral is comprised of fixtures, timber to be cut or as extracted collateral from the wellhead or minehead, in the proper local jurisdiction.

4. Schedule of Filings.  Attached hereto as Schedule 4 is a schedule setting forth, with respect to the filings described in Section 3 above, each filing and the filing office in which such filing is to be made.

5. Office Locations; Type and Jurisdiction of Organization.  Each Grantor’s name as it appears in official filings in the jurisdiction of its organization, type of organization (i.e. corporation, limited partnership, etc.), jurisdiction of organization, principal place of business, chief executive office, office where such Grantor keeps its Records regarding the Accounts, Intellectual Property and originals of Chattel Paper, and organization number provided by the applicable Government Authority of the jurisdiction of organization are set forth on Schedule 5 annexed hereto.

6. Locations of Equipment and Inventory.  All of the Equipment and Inventory is located at the places set forth on Schedule 6 annexed hereto, except for (i) Inventory which, in the ordinary course of business, is (A) in transit from a supplier to a Grantor, (B) in transit between the locations set forth on Schedule 6 annexed hereto, or (C) in transit to customers of a Grantor, (ii) Equipment being repaired in the ordinary course of business and temporarily located at a location of the party repairing such Equipment, or (iii) with respect to the pharmacy business, Equipment and Inventory at customer locations in the ordinary course of business, not in excess of an aggregate book value of $20,000 at such customer location.

7. Other Names.  No Grantor (or predecessor by merger or otherwise of such Grantor) has, within the five year period preceding the date hereof, had a different name from the name of such Grantor listed on the signature pages hereof, except the names set forth on Schedule 7 annexed hereto.

8. Securities Collateral.  Schedule 8A annexed hereto sets forth all of the Equity Interests and the Pledged Equity owned by each Grantor, and the percentage ownership in each issuer thereof. Schedule 8B annexed hereto sets forth all of the Pledged Debt owned by each Grantor. All of the Pledged Subsidiary Equity set forth on Schedule 8A annexed hereto has been duly authorized and validly issued and is fully paid and non-assessable; all of the Pledged Subsidiary Debt set forth on Schedule 8B annexed hereto has been duly authorized and is the legally valid and binding obligation of the issuers thereof and is not in default; there are no outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Subsidiary Equity; Schedule 6 annexed hereto sets forth all of the Equity Interests and the Pledged Equity owned by each Grantor, and the percentage ownership in each issuer thereof.

9. Intellectual Property Collateral.  A true and complete list of all Trademark Registrations and applications for any Trademark owned, held (whether pursuant to a license or otherwise) or used by each Grantor, in whole or in part, is set forth on Schedule 9A annexed hereto; a true and complete list of all Patents owned, held (whether pursuant to a license or otherwise) or used by each Grantor, in whole or in part, is set forth on Schedule 9B annexed hereto; a true and complete list of all Copyright Registrations and applications for Copyright Registrations held (whether pursuant to a license or otherwise) by each Grantor, in whole or in part, is set forth on Schedule 9C annexed hereto.

10. Deposit Accounts, Security Accounts, Commodity Accounts.  Schedule 10 annexed hereto lists all Government Reimbursement Deposit Accounts, Deposit Accounts, Security Accounts and Commodity Accounts owned by each Grantor, and indicates the institution or intermediary at which the account is held and the account number.

11. Chattel Paper.  Each Grantor has no interest in any Chattel Paper, except as set forth in Schedule 11 annexed hereto.

12. Letter-of-Credit Rights.  Each Grantor has no interest in any Letter-of-Credit Rights, except as set forth on Schedule 12 annexed hereto.

13. Documents.  No negotiable Documents are outstanding with respect to any of the Inventory, except as set forth on Schedule 13 annexed hereto.

2

IN WITNESS WHEREOF, the undersigned has duly executed this certificate as of the date first written above.

SKILLED HEALTHCARE GROUP, INC.,

by
/s/ Zachary Larson
	Name:	Zachary Larson
	Title:	Assistant Secretary

3

SCHEDULE 1

Name	Notice Address for each Grantor

SCHEDULE 2

Commercial Tort Claims

SCHEDULE 4

Filing Offices

Grantor	Filing Offices

SCHEDULE 5

Office Locations, Type and Jurisdiction of Organization

Name of Grantor	Type of Organization	Office Locations[1]	Jurisdiction of Organization	Organization Number

1 List principal place of business, chief executive office and office where records regarding Accounts, Intellectual Property and Chattel Paper are kept.

SCHEDULE 6

Locations of Equipment and Inventory

Name of Grantor	Locations of Equipment and Inventory

SCHEDULE 7

Other Names

Name of Grantor	Other Names

SCHEDULE 8A

Equity Issuer	Class of Equity	Equity Certificate Nos.	Par Value	Amount of Equity Interests	Percentage of Outstanding Equity Pledged

SCHEDULE 8B

Debt Issuer	Amount of Indebtedness

SCHEDULE 9A

U.S. Trademarks:

Registered Owner	Trademark Description	Registration Number	Registration Date

Foreign Trademarks:

Registered Owner	Trademark Description	Registration Number	Registration Date

SCHEDULE 9B

U.S. Patents Issued:

Patent No.	Issue Date	Title	Inventor(s)

U.S. Patents Pending:

Date Filed	Application Number	Title	Inventor(s)

Foreign Patents Issued:

Country	Patent No.	Issue Date	Title	Inventor(s)

Foreign Patents Pending:

Country	Applicant’s Name	Date Filed	Application Number	Title	Inventor(s)

SCHEDULE 9C

U.S. Copyright Registrations:

Title	Registration No.	Date of Issue	Registered Owner

Foreign Copyright Registrations:

Country	Title	Registration No.	Date of Issue

Pending U.S. Copyright Registration Applications:

Title	Appl. No.	Date of Application	Copyright Claimant

Pending Foreign Copyright Registration Applications:

Country	Title	Appl. No.	Date of Application

SCHEDULE 10

Deposit Accounts, Security Accounts, Commodity Accounts

Type of Account	Depository Bank or Securities Intermediary	Address of Depository Bank or Securities Intermediary	Account Number

SCHEDULE 11

Chattel Paper

16

SCHEDULE 12

Letter-of-Credit Rights

17

SCHEDULE 13

Documents

18

SCHEDULE 1

TO

PERFECTION CERTIFICATE

NAME AND NOTICE ADDRESS

Name	Notice Address
Skilled Healthcare Group, Inc.	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Hospice Care Investments, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Hospice Care of the West, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Summit Care Corporation	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Skilled Healthcare, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Summit Care Pharmacy, Inc. dba Skilled Care Pharmacy	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Alta Care Center, LLC dba Alta Gardens Care Center	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Anaheim Terrace Care Center, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Bay Crest Care Center, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Eureka Healthcare and Rehabilitation Center, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Granada Healthcare and Rehabilitation Center, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Hemet Senior Assisted Living, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Montebello Care Center, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Pacific Healthcare and Rehabilitation Center, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Royalwood Care Center, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Seaview Healthcare and Rehabilitation Center, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Sharon Care Center, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
St. Luke Healthcare and Rehabilitation Center, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Woodland Care Center, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610

Schedule 1-1	Perfection Certificate

Name	Notice Address
Alexandria Care Center, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Brier Oak on Sunset, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Elmcrest Care Center, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Fountain View Subacute and Nursing Center, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Hancock Park Rehabilitation Center, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
City View Villa, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Rio Hondo Subacute and Nursing Center, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Sycamore Park Care Center, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Leasehold Resource Group, LLC, formerly Secured Resource Management GP, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
SHG Resources, LP, formerly SHG Secured Resources, LP	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Carehouse Healthcare Center, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Devonshire Care Center, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Fountain Care Center, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Fountain Senior Assisted Living, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Spring Senior Assisted Living, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
The Earlwood, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Valley Healthcare Center, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Villa Maria Healthcare Center, LLC dba Villa Maria Care Center	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Willow Creek Healthcare Center, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Briarcliff Nursing and Rehabilitation Center, LP	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Clairmont Beaumont, LP	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Clairmont Longview, LP	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610

Schedule 1-2	Perfection Certificate

Name	Notice Address
Colonial New Braunfels Care Center, LP dba Colonial Manor Care Center	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Colonial Tyler Care Center, LP	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Coronado Nursing Center, LP	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Flatonia Oak Manor, LP dba Oak Manor Nursing Center	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Guadalupe Valley Nursing Center, LP	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Hallettsville Rehabilitation and Nursing Center, LP	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Hospitality Nursing and Rehabilitation Center, LP dba Lubbock Hospitality House Nursing and Rehabilitation Center	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Live Oak Nursing Center, LP	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Monument Rehabilitation and Nursing Center, LP	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Oak Crest Nursing Center, LP	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Oakland Manor Nursing Center, LP	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Southwood Care Center, LP	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Texas Cityview Care Center, LP dba Cityview Care Center	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Texas Heritage Oaks Nursing and Rehabilitation Center, LP dba Heritage Oaks Nursing and Rehabilitation Center	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
The Clairmont Tyler, LP	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Town and Country Manor, LP	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
West Side Campus of Care, LP	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Briarcliff Nursing and Rehabilitation Center GP, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Clairmont Beaumont GP, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Clairmont Longview GP, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Colonial New Braunfels GP, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610

Schedule 1-3	Perfection Certificate

Name	Notice Address
Colonial Tyler GP, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Coronado Nursing Center GP, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Flatonia Oak Manor GP, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Guadalupe Valley Nursing Center GP, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Hallettsville Rehabilitation GP, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Hospitality Nursing GP, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Live Oak Nursing Center GP, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Monument Rehabilitation GP, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Oak Crest Nursing Center GP, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Oakland Manor GP, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Southwood Care Center GP, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Texas Cityview Care Center GP, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Texas Heritage Oaks Nursing and Rehabilitation Center GP, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
The Clairmont Tyler GP, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Town and Country Manor GP, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
West Side Campus of Care GP, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
The Woodlands Healthcare Center GP, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
The Woodlands Healthcare Center, LP	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Hallmark Investment Group, Inc.	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Hallmark Rehabilitation GP, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Southwest Payroll Services, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
The Heights of Summerlin, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610

Schedule 1-4	Perfection Certificate

Name	Notice Address
St. Elizabeth Healthcare and Rehabilitation Center, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Baldwin Healthcare and Rehabilitation Center, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Highland Healthcare and Rehabilitation Center, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Louisburg Healthcare and Rehabilitation Center, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Richmond Healthcare and Rehabilitation Center, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Rossville Healthcare and Rehabilitation Center, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Shawnee Gardens Healthcare and Rehabilitation Center, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Wathena Healthcare and Rehabilitation Center, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Vintage Park at Atchison, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Vintage Park at Baldwin City, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Vintage Park at Gardner, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Vintage Park at Lenexa, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Vintage Park at Louisburg, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Vintage Park at Osawatomie, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Vintage Park at Paola, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Vintage Park at Stanley, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Vintage Park at Ottawa, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
St. Mary Healthcare and Rehabilitation Center, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
East Rusholme Property, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
The Rehabilitation Center of Des Moines, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Riverview Des Moines Property, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Sandpiper Healthcare and Rehabilitation Center, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610

Schedule 1-5	Perfection Certificate

Name	Notice Address
Vintage Park at Waterfront, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Belen Meadows Healthcare and Rehabilitation Center, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Clovis Healthcare and Rehabilitation Center, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
St. Anthony Healthcare and Rehabilitation Center, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Albuquerque Heights Healthcare and Rehabilitation Center, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Canyon Transitional Rehabilitation Center, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
St. Catherine Healthcare and Rehabilitation Center, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
St. John Healthcare and Rehabilitation Center, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
The Rehabilitation Center of Albuquerque, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Skies Healthcare and Rehabilitation Center, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
St. Theresa Healthcare and Rehabilitation Center, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Vintage Park at Eureka, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Vintage Park at Fredonia, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Vintage Park at Hiawatha, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Vintage Park at Holton, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Vintage Park at Neodesha, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Vintage Park at Osage City, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Vintage Park at Tonganoxie, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Vintage Park at Wamego, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Blue River Rehabilitation Center, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Cameron Nursing and Rehabilitation, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Carmel Hills Healthcare and Rehabilitation Center, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610

Schedule 1-6	Perfection Certificate

Name	Notice Address
Holmesdale Healthcare and Rehabilitation Center, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Liberty Terrace Healthcare and Rehabilitation Center, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
The Rehabilitation Center of Independence, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
The Rehabilitation Center of Raymore, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
St. Joseph Transitional Rehabilitation Center, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Fort Worth Center of Rehabilitation, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
The Dallas Center of Rehabilitation, LLC fka SHG Project Dallas, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Preferred Design, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Chestnut Property, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
East Sunrise Property, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
East Walnut Property, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Euclid Property, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Glen Hendren Property, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
Holmesdale Property, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610
South Swope Property, LLC	27442 Portola Parkway, Ste. 200 Foothill Ranch, CA 92610

Schedule 1-7	Perfection Certificate

SCHEDULE 2

TO

PERFECTION CERTIFICATE

COMMERCIAL TORT CLAIMS

None

Schedule 2-1	Perfection Certificate

SCHEDULE 4

TO

PERFECTION CERTIFICATE

FILING OFFICES

Name	Filing Office
Skilled Healthcare Group, Inc.	DE
Hospice Care Investments, LLC	DE
Hospice Care of the West, LLC	DE
Summit Care Corporation	DE
Skilled Healthcare, LLC	DE
Summit Care Pharmacy, Inc. dba Skilled Care Pharmacy	DE
Alta Care Center, LLC dba Alta Gardens Care Center	DE
Anaheim Terrace Care Center, LLC	DE
Bay Crest Care Center, LLC	DE
Eureka Healthcare and Rehabilitation Center, LLC	DE
Granada Healthcare and Rehabilitation Center, LLC	DE
Hemet Senior Assisted Living, LLC	DE
Montebello Care Center, LLC	DE
Pacific Healthcare and Rehabilitation Center, LLC	DE
Royalwood Care Center, LLC	DE
Seaview Healthcare and Rehabilitation Center, LLC	DE
Sharon Care Center, LLC	DE
St. Luke Healthcare and Rehabilitation Center, LLC	DE
Woodland Care Center, LLC	DE
Alexandria Care Center, LLC	DE
Brier Oak on Sunset, LLC	DE
Elmcrest Care Center, LLC	DE
Fountain View Subacute and Nursing Center, LLC	DE
Hancock Park Rehabilitation Center, LLC	DE
City View Villa, LLC	DE
Rio Hondo Subacute and Nursing Center, LLC	DE
Sycamore Park Care Center, LLC	DE
Leasehold Resource Group, LLC, formerly Secured Resource Management GP, LLC	DE
SHG Resources, LP, formerly SHG Secured Resources, LP	DE
Carehouse Healthcare Center, LLC	DE
Devonshire Care Center, LLC	DE
Fountain Care Center, LLC	DE
Fountain Senior Assisted Living, LLC	DE
Spring Senior Assisted Living, LLC	DE
The Earlwood, LLC	DE
Valley Healthcare Center, LLC	DE

Schedule 4-1	Perfection Certificate

Name	Filing Office
Villa Maria Healthcare Center, LLC dba Villa Maria Care Center	DE
Willow Creek Healthcare Center, LLC	DE
Briarcliff Nursing and Rehabilitation Center, LP	DE
Clairmont Beaumont, LP	DE
Clairmont Longview, LP	DE
Colonial New Braunfels Care Center, LP dba Colonial Manor Care Center	DE
Colonial Tyler Care Center, LP	DE
Coronado Nursing Center, LP	DE
Flatonia Oak Manor, LP dba Oak Manor Nursing Center	DE
Guadalupe Valley Nursing Center, LP	DE
Hallettsville Rehabilitation and Nursing Center, LP	DE
Hospitality Nursing and Rehabilitation Center, LP dba Lubbock Hospitality House Nursing and Rehabilitation Center	DE
Live Oak Nursing Center, LP	DE
Monument Rehabilitation and Nursing Center, LP	DE
Oak Crest Nursing Center, LP	DE
Oakland Manor Nursing Center, LP	DE
Southwood Care Center, LP	DE
Texas Cityview Care Center, LP dba Cityview Care Center	DE
Texas Heritage Oaks Nursing and Rehabilitation Center, LP dba Heritage Oaks Nursing and Rehabilitation Center	DE
The Clairmont Tyler, LP	DE
Town and Country Manor, LP	DE
West Side Campus of Care, LP	DE
Briarcliff Nursing and Rehabilitation Center GP, LLC	DE
Clairmont Beaumont GP, LLC	DE
Clairmont Longview GP, LLC	DE
Colonial New Braunfels GP, LLC	DE
Colonial Tyler GP, LLC	DE
Coronado Nursing Center GP, LLC	DE
Flatonia Oak Manor GP, LLC	DE
Guadalupe Valley Nursing Center GP, LLC	DE
Hallettsville Rehabilitation GP, LLC	DE
Hospitality Nursing GP, LLC	DE
Live Oak Nursing Center GP, LLC	DE
Monument Rehabilitation GP, LLC	DE
Oak Crest Nursing Center GP, LLC	DE
Oakland Manor GP, LLC	DE
Southwood Care Center GP, LLC	DE
Texas Cityview Care Center GP, LLC	DE

Schedule 4-2	Perfection Certificate

Name	Filing Office
Texas Heritage Oaks Nursing and Rehabilitation Center GP, LLC	DE
The Clairmont Tyler GP, LLC	DE
Town and Country Manor GP, LLC	DE
West Side Campus of Care GP, LLC	DE
The Woodlands Healthcare Center GP, LLC	DE
The Woodlands Healthcare Center, LP	DE
Hallmark Investment Group, Inc.	DE
Hallmark Rehabilitation GP, LLC	DE
Southwest Payroll Services, LLC	DE
The Heights of Summerlin, LLC	DE
St. Elizabeth Healthcare and Rehabilitation Center, LLC	DE
Baldwin Healthcare and Rehabilitation Center, LLC	DE
Highland Healthcare and Rehabilitation Center, LLC	DE
Louisburg Healthcare and Rehabilitation Center, LLC	DE
Richmond Healthcare and Rehabilitation Center, LLC	DE
Rossville Healthcare and Rehabilitation Center, LLC	DE
Shawnee Gardens Healthcare and Rehabilitation Center, LLC	DE
Wathena Healthcare and Rehabilitation Center, LLC	DE
Vintage Park at Atchison, LLC	DE
Vintage Park at Baldwin City, LLC	DE
Vintage Park at Gardner, LLC	DE
Vintage Park at Lenexa, LLC	DE
Vintage Park at Louisburg, LLC	DE
Vintage Park at Osawatomie, LLC	DE
Vintage Park at Paola, LLC	DE
Vintage Park at Stanley, LLC	DE
Vintage Park at Ottawa, LLC	DE
St. Mary Healthcare and Rehabilitation Center, LLC	DE
East Rusholme Property, LLC	DE
The Rehabilitation Center of Des Moines, LLC	DE
Riverview Des Moines Property, LLC	DE
Sandpiper Healthcare and Rehabilitation Center, LLC	DE
Vintage Park at Waterfront, LLC	DE
Belen Meadows Healthcare and Rehabilitation Center, LLC	DE
Clovis Healthcare and Rehabilitation Center, LLC	DE
St. Anthony Healthcare and Rehabilitation Center, LLC	DE
Albuquerque Heights Healthcare and Rehabilitation Center, LLC	DE
Canyon Transitional Rehabilitation Center, LLC	DE
St. Catherine Healthcare and Rehabilitation Center, LLC	DE
St. John Healthcare and Rehabilitation Center, LLC	DE
The Rehabilitation Center of Albuquerque, LLC	DE

Schedule 4-3	Perfection Certificate

Name	Filing Office
Skies Healthcare and Rehabilitation Center, LLC	DE
St. Theresa Healthcare and Rehabilitation Center, LLC	DE
Vintage Park at Eureka, LLC	DE
Vintage Park at Fredonia, LLC	DE
Vintage Park at Hiawatha, LLC	DE
Vintage Park at Holton, LLC	DE
Vintage Park at Neodesha, LLC	DE
Vintage Park at Osage City, LLC	DE
Vintage Park at Tonganoxie, LLC	DE
Vintage Park at Wamego, LLC	DE
Blue River Rehabilitation Center, LLC	DE
Cameron Nursing and Rehabilitation, LLC	DE
Carmel Hills Healthcare and Rehabilitation Center, LLC	DE
Holmesdale Healthcare and Rehabilitation Center, LLC	DE
Liberty Terrace Healthcare and Rehabilitation Center, LLC	DE
The Rehabilitation Center of Independence, LLC	DE
The Rehabilitation Center of Raymore, LLC	DE
St. Joseph Transitional Rehabilitation Center, LLC	DE
Fort Worth Center of Rehabilitation, LLC	DE
The Dallas Center of Rehabilitation, LLC fka SHG Project Dallas, LLC	DE
Preferred Design, LLC	DE
Chestnut Property, LLC	DE
East Sunrise Property, LLC	DE
East Walnut Property, LLC	DE
Euclid Property, LLC	DE
Glen Hendren Property, LLC	DE
Holmesdale Property, LLC	DE
South Swope Property, LLC	DE

Schedule 4-4	Perfection Certificate

SCHEDULE 5

TO

PERFECTION CERTIFICATE

OFFICE LOCATIONS, TYPE AND JURISDICTION OF ORGANIZATION

1.	Healthcare and patient records are maintained at each individual facility location.

2.	For all entities, the Chief Executive Office and the Office where Records are kept is: 27442 Portola Parkway, Suite 200, Foothill Ranch, CA 92610.

Name	State of organization /incorporation	Type of entity	Organizational ID	Principal Place of Business Address
Skilled Healthcare Group, Inc.	DE	Corporation	2772638	27442 Portola Parkway, Suite 200 Foothill Ranch, CA 92610
Hospice Care Investments, LLC	DE	Limited liability company	3759314	27442 Portola Parkway, Suite 200 Foothill Ranch, CA 92610
Hospice Care of the West, LLC	DE	Limited liability company	3758374	27442 Portola Parkway, Suite 200 Foothill Ranch, CA 92610
Summit Care Corporation	DE	Corporation	3984607	27442 Portola Parkway, Suite 200 Foothill Ranch, CA 92610
Skilled Healthcare, LLC	DE	Limited liability company	3675398	27442 Portola Parkway, Suite 200 Foothill Ranch, CA 92610
Summit Care Pharmacy, Inc. dba Skilled Care Pharmacy	DE	Corporation	3984399	27442 Portola Parkway, Suite 200 Foothill Ranch, CA 92610
Alta Care Center, LLC dba Alta Gardens Care Center	DE	Limited liability company	3677854	13075 Blackbird Garden Grove, CA 92643

Schedule 5-1	Perfection Certificate

Name	State of organization /incorporation	Type of entity	Organizational ID	Principal Place of Business Address
Anaheim Terrace Care Center, LLC	DE	Limited liability company	3677853	141 S. Knott Avenue Anaheim, CA 92804
Bay Crest Care Center, LLC	DE	Limited liability company	3677857	3750 Garnet Street Torrance, CA 90503
Eureka Healthcare and Rehabilitation Center, LLC	DE	Limited liability company	3691105	2353 23rd Street Eureka, CA 95501
Granada Healthcare and Rehabilitation Center, LLC	DE	Limited liability company	3691108	2885 Harris Street Eureka, CA 95503
Hemet Senior Assisted Living, LLC	DE	Limited liability company	3677860	1353 E. Devonshire Avenue Hemet, CA 92544
Montebello Care Center, LLC	DE	Limited liability company	3677862	1035 W. Beverly Boulevard Montebello, CA 90640
Pacific Healthcare and Rehabilitation Center, LLC	DE	Limited liability company	3691109	2211 Harrison Avenue Eureka, CA 95501
Royalwood Care Center, LLC	DE	Limited liability company	3677863	22520 Maple Avenue Torrance, CA 90505
Seaview Healthcare and Rehabilitation Center, LLC	DE	Limited liability company	3691110	6400 Purdue Drive Eureka, CA 95503
Sharon Care Center, LLC	DE	Limited liability company	3677865	8167 W. Third Street Los Angeles, CA 90048

Schedule 5-2	Perfection Certificate

Name	State of organization /incorporation	Type of entity	Organizational ID	Principal Place of Business Address
St. Luke Healthcare and Rehabilitation Center, LLC	DE	Limited liability company	3723887	2321 Newburg Road Fortuna, CA 95540
Woodland Care Center, LLC	DE	Limited liability company	3677866	7120 Corbin Avenue Reseda, CA 91335
Alexandria Care Center, LLC	DE	Limited liability company	3830791	1515 N. Alexandria Avenue Los Angeles, CA 90027
Brier Oak on Sunset, LLC	DE	Limited liability company	3830792	5154 Sunset Boulevard Los Angeles, CA 90027
Elmcrest Care Center, LLC	DE	Limited liability company	3830795	3111 Santa Anita Avenue Los Angeles, CA 91733
Fountain View Subacute and Nursing Center, LLC	DE	Limited liability company	3830797	5310 Fountain Avenue Los Angeles, CA 90029
Hancock Park Rehabilitation Center, LLC	DE	Limited liability company	3830796	505 N. La Brea Avenue Los Angeles, CA 90036
City View Villa, LLC	DE	Limited liability company	3830798	515 N. La Brea Avenue Los Angeles, CA 90036
Rio Hondo Subacute and Nursing Center, LLC	DE	Limited liability company	3830800	273 E. Beverly Boulevard Montebello, CA 90640
Sycamore Park Care Center, LLC	DE	Limited liability company	3830799	4585 N. Figueroa Street Los Angeles, CA 90065

Schedule 5-3	Perfection Certificate

Name	State of organization /incorporation	Type of entity	Organizational ID	Principal Place of Business Address
Leasehold Resource Group, LLC, formerly Secured Resource Management GP, LLC	DE	Limited liability company	3677795	27442 Portola Parkway, Suite 200 Foothill Ranch, CA 92610
SHG Resources, LP, formerly SHG Secured Resources, LP	DE	Limited partnership	3677920	27442 Portola Parkway, Suite 200 Foothill Ranch, CA 92610
Carehouse Healthcare Center, LLC	DE	Limited liability company	3677833	1800 Old Tustin Road Santa Ana, CA 92705
Devonshire Care Center, LLC	DE	Limited liability company	3677836	1350 Devonshire Avenue Hemet, CA 92544
Fountain Care Center, LLC	DE	Limited liability company	3677838	1835 W. La Veta Avenue Orange, CA 92868
Fountain Senior Assisted Living, LLC	DE	Limited liability company	3677841	1800 W. Culver Avenue Orange, CA 92868
Spring Senior Assisted Living, LLC	DE	Limited liability company	3677843	20900 Earl Street Torrance, CA 90503
The Earlwood, LLC	DE	Limited liability company	3677845	20820 Earl Street Torrance, CA 90503
Valley Healthcare Center, LLC	DE	Limited liability company	3677947	4840 E. Tulare Avenue Fresno, CA 93727
Villa Maria Healthcare Center, LLC dba Villa Maria Care Center	DE	Limited liability company	3677849	425 E. Barcellus Avenue Santa Maria, CA 93454

Schedule 5-4	Perfection Certificate

Name	State of organization /incorporation	Type of entity	Organizational ID	Principal Place of Business Address
Willow Creek Healthcare Center, LLC	DE	Limited liability company	3677850	650 W. Alluvil Clovis, CA 93611
Briarcliff Nursing and Rehabilitation Center, LP	DE	Limited partnership	3677889	3201 N. Ware Rd. McAllen, TX 78501
Clairmont Beaumont, LP	DE	Limited partnership	3677883	1020 S. 23rd Street Beaumont, TX 77707
Clairmont Longview, LP	DE	Limited partnership	3677884	3201 N. Fourth Longview, TX 75605
Colonial New Braunfels Care Center, LP dba Colonia Manor Care Center	DE	Limited partnership	3677885	821 US Highway 81 West New Braunfels, TX 78130
Colonial Tyler Care Center, LP	DE	Limited partnership	3677890	930 S. Baxter Tyler, TX 75701
Coronado Nursing Center, LP	DE	Limited partnership	3677894	1751 N. 15th Street Abilene, TX 79603
Flatonia Oak Manor, LP dba Oak Manor Nursing Center	DE	Limited partnership	3677896	624 N. Converse Street Flatonia, TX 78941
Guadalupe Valley Nursing Center, LP	DE	Limited partnership	3677897	1210 Eastwood Drive Seguin, TX 78155
Hallettsville Rehabilitation and Nursing Center, LP	DE	Limited partnership	3677898	Highway 90A West Hallettsville, TX 77964

Schedule 5-5	Perfection Certificate

Name	State of organization /incorporation	Type of entity	Organizational ID	Principal Place of Business Address
Hospitality Nursing and Rehabilitation Center, LP dba Lubbock Hospitality House Nursing and Rehabilitation Center	DE	Limited partnership	3677900	4710 Slide Road Lubbock, TX 79414
Live Oak Nursing Center, LP	DE	Limited partnership	3677901	2951 Highway 281 George West, TX 78022
Monument Hill Rehabilitation and Nursing Center, LP	DE	Limited partnership	3677902	120 State Loop 92 La Grange, TX 78945
Oak Crest Nursing Center, LP	DE	Limited partnership	3677904	1902 FM 3036 Rockport, TX 78382
Oakland Manor Nursing Center, LP	DE	Limited partnership	3677905	1400 N. Main Street Giddings, TX 78942
Southwood Care Center, LP	DE	Limited partnership	3677906	3759 Valley View Road Austin, TX 78704
Texas Cityview Care Center, LP dba Cityview Care Center	DE	Limited partnership	3677908	5801 Bryant Irvin Road Ft. Worth, TX 76132
Texas Heritage Oaks Nursing and Rehabilitation Center, LP dba Heritage Oaks Nursing and Rehabilitation Center	DE	Limited partnership	3677912	5301 University Lubbock, TX 79413

Schedule 5-6	Perfection Certificate

Name	State of organization /incorporation	Type of entity	Organizational ID	Principal Place of Business Address
The Clairmont Tyler, LP	DE	Limited partnership	3677913	900 South Baxter Tyler, TX 75701
Town and Country Manor, LP	DE	Limited partnership	3677914	625 N. Main Street Boerne, TX 78006
West Side Campus of Care, LP	DE	Limited partnership	3677916	1950 Las Vegas Trail South White Settlement, TX 76108
Briarcliff Nursing and Rehabilitation Center GP, LLC	DE	Limited liability company	3677798	3201 N. Ware Road McAllen, TX 78501
Clairmont Beaumont GP, LLC	DE	Limited liability company	3677800	19365 FM 2252 Suite 5 Garden Ridge, TX 78266
Clairmont Longview GP, LLC	DE	Limited liability company	3677801	19365 FM 2252 Suite 5 Garden Ridge, TX 78266
Colonial New Braunfels GP, LLC	DE	Limited liability company	3677803	19365 FM 2252 Suite 5 Garden Ridge, TX 78266
Colonial Tyler GP, LLC	DE	Limited liability company	3677805	19365 FM 2252 Suite 5 Garden Ridge, TX 78266
Coronado Nursing Center GP, LLC	DE	Limited liability company	3677807	19365 FM 2252 Suite 5 Garden Ridge, TX 78266
Flatonia Oak Manor GP, LLC	DE	Limited liability company	3677808	19365 FM 2252 Suite 5 Garden Ridge, TX 78266
Guadalupe Valley Nursing Center GP, LLC	DE	Limited liability company	3677809	19365 FM 2252 Suite 5 Garden Ridge, TX 78266

Schedule 5-7	Perfection Certificate

Name	State of organization /incorporation	Type of entity	Organizational ID	Principal Place of Business Address
Hallettsville Rehabilitation GP, LLC	DE	Limited liability company	3677811	19365 FM 2252 Suite 5 Garden Ridge, TX 78266
Hospitality Nursing GP, LLC	DE	Limited liability company	3677813	19365 FM 2252 Suite 5 Garden Ridge, TX 78266
Live Oak Nursing Center GP, LLC	DE	Limited liability company	3677814	19365 FM 2252 Suite 5 Garden Ridge, TX 78266
Monument Rehabilitation GP, LLC	DE	Limited liability company	3677815	19365 FM 2252 Suite 5 Garden Ridge, TX 78266
Oak Crest Nursing Center GP, LLC	DE	Limited liability company	3677816	19365 FM 2252 Suite 5 Garden Ridge, TX 78266
Oakland Manor GP, LLC	DE	Limited liability company	3677817	19365 FM 2252 Suite 5 Garden Ridge, TX 78266
Southwood Care Center GP, LLC	DE	Limited liability company	3677819	19365 FM 2252 Suite 5 Garden Ridge, TX 78266
Texas Cityview Care Center GP, LLC	DE	Limited liability company	3677821	19365 FM 2252 Suite 5 Garden Ridge, TX 78266
Texas Heritage Oaks Nursing and Rehabilitation Center GP, LLC	DE	Limited liability company	3677823	19365 FM 2252 Suite 5 Garden Ridge, TX 78266
The Clairmont Tyler GP, LLC	DE	Limited liability company	3677824	19365 FM 2252 Suite 5 Garden Ridge, TX 78266

Schedule 5-8	Perfection Certificate

Name	State of organization /incorporation	Type of entity	Organizational ID	Principal Place of Business Address
Town and Country Manor GP, LLC	DE	Limited liability company	3677826	19365 FM 2252 Suite 5 Garden Ridge, TX 78266
West Side Campus of Care GP, LLC	DE	Limited liability company	3677828	19365 FM 2252 Suite 5 Garden Ridge, TX 78266
The Woodlands Healthcare Center GP, LLC	DE	Limited liability company	3677830	19365 FM 2252 Suite 5 Garden Ridge, TX 78266
The Woodlands Healthcare Center, LP	DE	Limited partnership	3678262	4650 S. Panther Creek Drive The Woodlands, TX 77381
Hallmark Investment Group, Inc.	DE	Corporation	2772640	27442 Portola Parkway, Suite 200 Foothill Ranch, CA 92610
Hallmark Rehabilitation GP, LLC	DE	Limited liability company	3678206	27442 Portola Parkway, Suite 200 Foothill Ranch, CA 92610
Southwest Payroll Services, LLC	DE	Limited liability company	3723970	27442 Portola Parkway, Ste. 200, Foothill Ranch, CA 92610
The Heights of Summerlin, LLC	DE	Limited liability company	3823366	10550 Park Run Drive Las Vegas, NV 89144
St. Elizabeth Healthcare and Rehabilitation Center, LLC	DE	Limited liability company	3851623	2800 N. Harbor Blvd. Fullerton, CA 92835

Schedule 5-9	Perfection Certificate

Name	State of organization /incorporation	Type of entity	Organizational ID	Principal Place of Business Address
Baldwin Healthcare and Rehabilitation Center, LLC	DE	Limited liability company	3875565	1223 Orchard Lane Baldwin City, KS 66006
Highland Healthcare and Rehabilitation Center, LLC	DE	Limited liability company	3875566	402 South Avenue Highland, KS 66035
Louisburg Healthcare and Rehabilitation Center, LLC	DE	Limited liability company	3875567	1200 S. Broadway Louisburg, KS 66053
Richmond Healthcare and Rehabilitation Center, LLC	DE	Limited liability company	3875568	340 South Street Richmond, KS 66080
Rossville Healthcare and Rehabilitation Center, LLC	DE	Limited liability company	3875571	600 Perry Rossville, KS 66533
Shawnee Gardens Healthcare and Rehabilitation Center, LLC	DE	Limited liability company	3875572	6416 Long Shawnee, KS 66216
Wathena Healthcare and Rehabilitation Center, LLC	DE	Limited liability company	3875574	2112 W. Highway 36 Wathena, KS 66090
Vintage Park at Atchison, LLC	DE	Limited liability company	3875573	1301 North 4th Street Atchison, KS 66002
Vintage Park at Baldwin City, LLC	DE	Limited liability company	3875575	321 Crimson Avenue Baldwin, KS 66006

Schedule 5-10	Perfection Certificate

Name	State of organization /incorporation	Type of entity	Organizational ID	Principal Place of Business Address
Vintage Park at Gardner, LLC	DE	Limited liability company	3875576	869 Juniper Terrace Gardner, KS 66030
Vintage Park at Lenexa, LLC	DE	Limited liability company	3875577	8710 Caenen Lake Drive Lenexa, KS 66216
Vintage Park at Louisburg, LLC	DE	Limited liability company	3875579	202 South Rogers Road Louisburg, KS 66053
Vintage Park at Osawatomie, LLC	DE	Limited liability company	3875580	1520 Parker Avenue Osawatomie, KS 66064
Vintage Park at Paola, LLC	DE	Limited liability company	3875578	601 North East Street Paola, KS 66072
Vintage Park at Stanley, LLC	DE	Limited liability company	3875582	14430 Metcalf Overland Park, KS 66223
Vintage Park at Ottawa, LLC	DE	Limited liability company	3875581	2250 S. Elm Ottawa, KS 66067
St. Mary Healthcare and Rehabilitation Center, LLC	DE	Limited liability company	4741870	800 E. Rusholme St. Davenport, IA 52803
East Rusholme Property, LLC	DE	Limited liability company	4741869	27442 Portola Parkway, Suite 200 Foothill Ranch, CA 92610
The Rehabilitation Center of Des Moines, LLC	DE	Limited liability company	4647339	701 Riverview Street Des Monies, IA 50316
Riverview Des Moines Property, LLC	DE	Limited liability company	4662336	27442 Portola Parkway, Suite 200 Foothill Ranch, CA 92610

Schedule 5-11	Perfection Certificate

Name	State of organization /incorporation	Type of entity	Organizational ID	Principal Place of Business Address
Sandpiper Healthcare and Rehabilitation Center, LLC	DE	Limited liability company	4514656	5808 West 8th Street N, Wichita, KS 67212
Vintage Park at Waterfront, LLC	DE	Limited liability company	4514677	900 N. Bayshore Dr. Wichita, KS 67212
Belen Meadows Healthcare and Rehabilitation Center, LLC	DE	Limited liability company	4396305	1831 Camino del Llano Belen, NM 87002
Clovis Healthcare and Rehabilitation Center, LLC	DE	Limited liability company	4396203	1201 N. Norris St. Clovis, NM 88101
St. Anthony Healthcare and Rehabilitation Center, LLC	DE	Limited liability company	4396306	1400 West 21st St. Clovis, NM 88101
Albuquerque Heights Healthcare and Rehabilitation Center, LLC	DE	Limited liability company	4396307	103 Hospital Loop NE Albuquerque, NM 87109
Canyon Transitional Rehabilitation Center, LLC	DE	Limited liability company	4396198	10101 Lagrima de Oro NE Albuquerque, NM 87111
St. Catherine Healthcare and Rehabilitation Center, LLC	DE	Limited liability company	4295668	5123 Juan-Tabo Blvd. NE Alguquerque, NM 87111

Schedule 5-12	Perfection Certificate

Name	State of organization /incorporation	Type of entity	Organizational ID	Principal Place of Business Address
St. John Healthcare and Rehabilitation Center, LLC	DE	Limited liability company	4296604	2216 Lester Drive, NE Albuquerque, NM 87112
The Rehabilitation Center of Albuquerque, LLC	DE	Limited liability company	4396201	5900 Forest Hills Dr., NE Albuquerque, NM 87109
Skies Healthcare and Rehabilitation Center, LLC	DE	Limited liability company	4396204	9150 McMahon NW Albuquerque, NM 87114
St. Theresa Healthcare and Rehabilitation Center, LLC	DE	Limited liability company	4396197	7900 Construction Ave., NE Albuquerque, NM 87110
Vintage Park at Eureka, LLC	DE	Limited liability company	4590894	1820 E. River Street Eureka, KS 67045
Vintage Park at Fredonia, LLC	DE	Limited liability company	4590896	2111 East Washington St. Fredonia, KS 66736
Vintage Park at Hiawatha, LLC	DE	Limited liability company	4590897	400 Kansas Ave. Hiawatha, KS 66434
Vintage Park at Holton, LLC	DE	Limited liability company	4590898	410 Juniper Dr. Holton, KS 66436
Vintage Park at Neodesha, LLC	DE	Limited liability company	4590900	400 Fir Street Neodesha, KS 66757
Vintage Park at Osage City, LLC	DE	Limited liability company	4590901	1403 Laing Street Osage City, KS 66523
Vintage Park at Tonganoxie, LLC	DE	Limited liability company	4655461	120 W. 8th Street Tonganoxie, KS 66086

Schedule 5-13	Perfection Certificate

Name	State of organization /incorporation	Type of entity	Organizational ID	Principal Place of Business Address
Vintage Park at Wamego, LLC	DE	Limited liability company	4590903	1607 Fourth Street Wamego, KS 66547
Blue River Rehabilitation Center, LLC	DE	Limited liability company	4296598	10425 Chestnut Kansas City, MO 64137
Cameron Nursing and Rehabilitation, LLC	DE	Limited liability company	4309722	801 Euclid Cameron, MO 64429
Carmel Hills Healthcare and Rehabilitation Center, LLC	DE	Limited liability company	4094670	810 East Walnut Independence, MO 64050
Holmesdale Healthcare and Rehabilitation Center, LLC	DE	Limited liability company	4094692	8033 Holmes Road Kansas City, MO 64131
Liberty Terrace Healthcare and Rehabilitation Center, LLC	DE	Limited liability company	4094693	2201 Glenn Hendren Dr. Liberty, MO 64068
The Rehabilitation Center of Independence, LLC	DE	Limited liability company	4203558	1800 S. Swope Drive Independence, MO 64057
The Rehabilitation Center of Raymore, LLC	DE	Limited liability company	4296602	600 E. Sunrise Dr. Raymore, MO 64083
St. Joseph Transitional Rehabilitation Center, LLC	DE	Limited liability company	4150209	2035 W. Charleston Blvd. Las Vegas, NV 89102

Schedule 5-14	Perfection Certificate

Name	State of organization /incorporation	Type of entity	Organizational ID	Principal Place of Business Address
Fort Worth Center of Rehabilitation, LLC	DE	Limited liability company	4585500	850 12th Avenue Ft. Worth, TX 76104
The Dallas Center of Rehabilitation, LLC fka SHG Project Dallas, LLC	DE	Limited liability company	4249566	4200 Live Oak Dallas, TX 75204
Preferred Design, LLC	DE	Limited liability company	4114270	27442 Portola Parkway Suite 200 Foothill Ranch, CA 92610
Chestnut Property, LLC	DE	Limited liability company	4296599	10425 Chestnut Kansas City, MO 64137
East Sunrise Property, LLC	DE	Limited liability company	4296600	27442 Portola Parkway Suite 200 Foothill Ranch, CA 92610
East Walnut Property, LLC	DE	Limited liability company	4094683	810 E. Walnut Independence, MO 64050
Euclid Property, LLC	DE	Limited liability company	4296601	801 Euclid Cameron, MO 64429
Glen Hendren Property, LLC	DE	Limited liability company	4094679	2201 Glenn Hendren Drive Liberty, MO 64068
Holmesdale Property, LLC	DE	Limited liability company	4094667	8033 Holmes Road Kansas City, MO 64131
South Swope Property, LLC	DE	Limited liability company	4241557	1800 S. Swope Drive Independence, MO 64057

Schedule 5-15	Perfection Certificate

SCHEDULE 6

TO

PERFECTION CERTIFICATE

LOCATIONS OF EQUIPMENT AND INVENTORY

Entity Name	Address
Skilled Healthcare Group, Inc.	None
Hospice Care Investments, LLC	None
Hospice Care of the West, LLC	27442 Portola Parkway, Suite 200 Foothill Ranch, CA 92610
Summit Care Corporation	None
Skilled Healthcare, LLC	27442 Portola Parkway, Suite 200 Foothill Ranch, CA 92610 – and 15233 Ventura Blvd., Suite 304 Sherman Oaks, CA 91403 – and 19365 FM 2252, Suite 5 Garden Ridge, TX 78266
Summit Care Pharmacy, Inc. dba Skilled Care Pharmacy	None
Alta Care Center, LLC dba Alta Gardens Care Center	13075 Blackbird Garden Grove, CA 92643
Anaheim Terrace Care Center, LLC	141 S. Knott Avenue Anaheim, CA 92804
Bay Crest Care Center, LLC	3750 Garnet Street Torrance, CA 90503
Eureka Healthcare and Rehabilitation Center, LLC	2353 23rd Street Eureka, CA 95501
Granada Healthcare and Rehabilitation Center, LLC	2885 Harris Street Eureka, CA 95503
Hemet Senior Assisted Living, LLC (Ground Lease)	1353 E. Devonshire Avenue Hemet, CA 92544
Montebello Care Center, LLC	1035 W. Beverly Boulevard Montebello, CA 90640
Pacific Healthcare and Rehabilitation Center, LLC	2211 Harrison Avenue Eureka, CA 95501
Royalwood Care Center, LLC	22520 Maple Avenue Torrance, CA 90505
Seaview Healthcare and Rehabilitation Center, LLC	6400 Purdue Drive Eureka, CA 95503
Sharon Care Center, LLC	8167 W. Third Street Los Angeles, CA 90048
St. Luke Healthcare and Rehabilitation Center, LLC	2321 Newburg Road Fortuna, CA 95540

Schedule 6-1	Perfection Certificate

Entity Name	Address
Woodland Care Center, LLC	7120 Corbin Avenue Reseda, CA 91335
Alexandria Care Center, LLC	1515 N. Alexandria Avenue Los Angeles, CA 90027
Brier Oak on Sunset, LLC	5154 Sunset Boulevard Los Angeles, CA 90027
Elmcrest Care Center, LLC	3111 Santa Anita Avenue Los Angeles, CA 91733
Fountain View Subacute and Nursing Center, LLC	5310 Fountain Avenue Los Angeles, CA 90029
Hancock Park Rehabilitation Center, LLC	505 N. La Brea Avenue Los Angeles, CA 90036
City View Villa, LLC	515 N. La Brea Avenue Los Angeles, CA 90036
Rio Hondo Subacute and Nursing Center, LLC	273 E. Beverly Boulevard Montebello, CA 90640
Sycamore Park Care Center, LLC	4585 N. Figueroa Street Los Angeles, CA 90065
Leasehold Resource Group, LLC, formerly Secured Resource Management GP, LLC	None
SHG Resources, LP, formerly SHG Secured Resources, LP	None
Carehouse Healthcare Center, LLC	1800 Old Tustin Road Santa Ana, CA 92705
Devonshire Care Center, LLC	1350 Devonshire Avenue Hemet, CA 92544
Fountain Care Center, LLC	1835 W. La Veta Avenue Orange, CA 92868
Fountain Senior Assisted Living, LLC	1800 W. Culver Avenue Orange, CA 92868
Spring Senior Assisted Living, LLC	20900 Earl Street Torrance, CA 90503
The Earlwood, LLC	20820 Earl Street Torrance, CA 90503
Valley Healthcare Center, LLC	4840 E. Tulare Avenue Fresno, CA 93727
Villa Maria Healthcare Center, LLC dba Villa Maria Care Center	425 E. Barcellus Avenue Santa Maria, CA 93454
Willow Creek Healthcare Center, LLC	650 W. Alluvil Clovis, CA 93611
Briarcliff Nursing and Rehabilitation Center, LP	3201 N. Ware Rd. McAllen, TX 78501
Clairmont Beaumont, LP	1020 S. 23rd Street Beaumont, TX 77707

Schedule 6-2	Perfection Certificate

Entity Name	Address
Clairmont Longview, LP	3201 N. Fourth Longview, TX 75605
Colonial New Braunfels Care Center, LP dba Colonia Manor Care Center	821 US Highway 81 West New Braunfels, TX 78130
Colonial Tyler Care Center, LP	930 S. Baxter Tyler, TX 75701
Coronado Nursing Center, LP	1751 N. 15th Street Abilene, TX 79603
Flatonia Oak Manor, LP dba Oak Manor Nursing Center	624 N. Converse Street Flatonia, TX 78941
Guadalupe Valley Nursing Center, LP	1210 Eastwood Drive Seguin, TX 78155
Hallettsville Rehabilitation and Nursing Center, LP	Highway 90A West Hallettsville, TX 77964
Hospitality Nursing and Rehabilitation Center, LP dba Lubbock Hospitality House Nursing and Rehabilitation Center	4710 Slide Road Lubbock, TX 79414
Live Oak Nursing Center, LP	2951 Highway 281 George West, TX 78022
Monument Hill Rehabilitation and Nursing Center, LP	120 State Loop 92 La Grange, TX 78945
Oak Crest Nursing Center, LP	1902 FM 3036 Rockport, TX 78382
Oakland Manor Nursing Center, LP	1400 N. Main Street Giddings, TX 78942
Southwood Care Center, LP	3759 Valley View Road Austin, TX 78704
Texas Cityview Care Center, LP dba Cityview Care Center	5801 Bryant Irvin Road Ft. Worth, TX 76132
Texas Heritage Oaks Nursing and Rehabilitation Center, LP dba Heritage Oaks Nursing and Rehabilitation Center	5301 University Lubbock, TX 79413
The Clairmont Tyler, LP	900 South Baxter Tyler, TX 75701
Town and Country Manor, LP	625 N. Main Street Boerne, TX 78006
West Side Campus of Care, LP	1950 Las Vegas Trail South White Settlement, TX 76108
Briarcliff Nursing and Rehabilitation Center GP, LLC	None
Clairmont Beaumont GP, LLC	None
Clairmont Longview GP, LLC	None
Colonial New Braunfels GP, LLC	None
Colonial Tyler GP, LLC	None

Schedule 6-3	Perfection Certificate

Entity Name	Address
Coronado Nursing Center GP, LLC	None
Flatonia Oak Manor GP, LLC	None
Guadalupe Valley Nursing Center GP, LLC	None
Hallettsville Rehabilitation GP, LLC	None
Hospitality Nursing GP, LLC	None
Live Oak Nursing Center GP, LLC	None
Monument Rehabilitation GP, LLC	None
Oak Crest Nursing Center GP, LLC	None
Oakland Manor GP, LLC	None
Southwood Care Center GP, LLC	None
Texas Cityview Care Center GP, LLC	None
Texas Heritage Oaks Nursing and Rehabilitation Center GP, LLC	None
The Clairmont Tyler GP, LLC	None
Town and Country Manor GP, LLC	None
West Side Campus of Care GP, LLC	None
The Woodlands Healthcare Center GP, LLC	None
The Woodlands Healthcare Center, LP	4650 S. Panther Creek Drive The Woodlands, TX 77381
Hallmark Investment Group, Inc.	None
Hallmark Rehabilitation GP, LLC	27442 Portola Parkway, Suite 200 Foothill Ranch, CA 92610
Southwest Payroll Services, LLC	27442 Portola Parkway, Suite 200 Foothill Ranch, CA 92610
The Heights of Summerlin, LLC	10550 Park Run Drive Las Vegas, NV 89144
St. Elizabeth Healthcare and Rehabilitation Center, LLC	2800 N. Harbor Blvd. Fullerton, CA 92835
Baldwin Healthcare and Rehabilitation Center, LLC	1223 Orchard Lane Baldwin City, KS 66006
Highland Healthcare and Rehabilitation Center, LLC	402 South Avenue Highland, KS 66035
Louisburg Healthcare and Rehabilitation Center, LLC	1200 S. Broadway Louisburg, KS 66053
Richmond Healthcare and Rehabilitation Center, LLC	340 South Street Richmond, KS 66080
Rossville Healthcare and Rehabilitation Center, LLC	600 Perry Rossville, KS 66533
Shawnee Gardens Healthcare and Rehabilitation Center, LLC	6416 Long Shawnee, KS 66216
Wathena Healthcare and Rehabilitation Center, LLC	2112 W. Highway 36 Wathena, KS 66090

Schedule 6-4	Perfection Certificate

Entity Name	Address
Vintage Park at Atchison, LLC	1301 North 4th Street Atchison, KS 66002
Vintage Park at Baldwin City, LLC	321 Crimson Avenue Baldwin, KS 66006
Vintage Park at Gardner, LLC	869 Juniper Terrace Gardner, KS 66030
Vintage Park at Lenexa, LLC	8710 Caenen Lake Drive Lenexa, KS 66216
Vintage Park at Louisburg, LLC	202 South Rogers Road Louisburg, KS 66053
Vintage Park at Osawatomie, LLC	1520 Parker Avenue Osawatomie, KS 66064
Vintage Park at Paola, LLC	601 North East Street Paola, KS 66072
Vintage Park at Stanley, LLC	14430 Metcalf Overland Park, KS 66223
Vintage Park at Ottawa, LLC	[vacant land]
St. Mary Healthcare and Rehabilitation Center, LLC	800 East Rusholme Street Davenport, IA 52803
East Rusholme Property, LLC	800 East Rusholme Street Davenport, IA 52803
The Rehabilitation Center of Des Moines, LLC	701 Riverview Street Des Moines, IA 50316
Riverview Des Moines Property, LLC	701 Riverview Street Des Moines, IA 50316
Sandpiper Healthcare and Rehabilitation Center, LLC	5808 W. 8th Street Wichita, KS 67212
Vintage Park at Waterfront, LLC	900 N. Bay Shore Drive Wichita, KS 67212
Belen Meadows Healthcare and Rehabilitation Center, LLC	1831 Camino del Llano Belen, NM 87002
Clovis Healthcare and Rehabilitation Center, LLC	1201 N. Norris Street Clovis, NM 88101
St. Anthony Healthcare and Rehabilitation Center, LLC	1400 West 21st Street Clovis, NM 88101
Albuquerque Heights Healthcare and Rehabilitation Center, LLC	103 Hospital Loop NE Albuquerque, NM 87109
Canyon Transitional Rehabilitation Center, LLC	10101 Lagrima de Oro NE Albuquerque, NM 87111
St. Catherine Healthcare and Rehabilitation Center, LLC	5123 Juan-Tabo Blvd. NE Albuquerque, NM 87111
St. John Healthcare and Rehabilitation Center, LLC	2216 Lester Drive NE Albuquerque, NM 87112

Schedule 6-5	Perfection Certificate

Entity Name	Address
The Rehabilitation Center of Albuquerque, LLC	5900 Forest Hills Drive NE Albuquerque, NM 87109
Skies Healthcare and Rehabilitation Center, LLC	9150 McMahon Blvd. NW Albuquerque, NM 87114
St. Theresa Healthcare and Rehabilitation Center, LLC	7900 Constitution Avenue NE Albuquerque, NM 87110
Vintage Park at Eureka, LLC	1820 E. River Street Eureka, KS 67045
Vintage Park at Fredonia, LLC	2111 East Washington Street Fredonia, KS 66736
Vintage Park at Hiawatha, LLC	400 Kansas Avenue Hiawatha, KS 66434
Vintage Park at Holton, LLC	410 Juniper Drive Holton, KS 66436
Vintage Park at Neodesha, LLC	400 Fir Street Neodesha, KS 66757
Vintage Park at Osage City, LLC	1403 Laing Street Osage City, KS 66523
Vintage Park at Tonganoxie, LLC	120 West 8th Street Tonganoxie, KS 66086
Vintage Park at Wamego, LLC	1607 Fourth Street Wamego, KS 66547
Blue River Rehabilitation Center, LLC	10425 Chestnut Kansas City, MO 64137
Cameron Nursing and Rehabilitation, LLC	801 Euclid Cameron, MO 64429
Carmel Hills Healthcare and Rehabilitation Center, LLC	810 East Walnut Independence, MO 64050
Holmesdale Healthcare and Rehabilitation Center, LLC	8033 Holmes Road Kansas City, MO 64131
Liberty Terrace Healthcare and Rehabilitation Center, LLC	2201 Glenn Hendren Drive Liberty, MO 64068
The Rehabilitation Center of Independence, LLC	1800 S. Swope Drive Independence, MO 64057
The Rehabilitation Center of Raymore, LLC	600 E. Sunrise Dr. Raymore, MO 64083
St. Joseph Transitional Rehabilitation Center, LLC	2035 West Charleston Blvd. Las Vegas, NV 89102
Fort Worth Center of Rehabilitation, LLC	850 12th Avenue Fort Worth, TX 76104
The Dallas Center of Rehabilitation, LLC fka SHG Project Dallas, LLC	4200 Live Oak Dallas, TX 75204
Preferred Design, LLC	27442 Portola Parkway, Suite 200 Foothill Ranch, CA 92610

Schedule 6-6	Perfection Certificate

Entity Name	Address
Chestnut Property, LLC	10425 Chestnut Kansas City, MO 64137
East Sunrise Property, LLC	600 E. Sunrise Drive Raymore, MO 64083
East Walnut Property, LLC	810 East Walnut Independence, MO 64050
Euclid Property, LLC	801 Euclid Cameron, MO 64429
Glen Hendren Property, LLC	2201 Glenn Hendren Drive Liberty, MO 64068
Holmesdale Property, LLC	8033 Holmes Road Kansas City, MO 64131
South Swope Property, LLC	1800 S. Swope Drive Independence, MO 64057

Schedule 6-7	Perfection Certificate

SCHEDULE 7

TO

PERFECTION CERTIFICATE

OTHER NAMES

Legal Name	Address (if applicable)	Former Legal Name(s)
Alexandria Care Center, LLC	1515 N Alexandria Ave., Los Angeles, CA 90027	Alexandria Convalescent Hospital, Inc., Alexandria Care Center, Inc.
Baldwin Healthcare and Rehabilitation Center, LLC	1223 Orchard Lane, Baldwin City, KS 66006	Baldwin Care Center, Inc.
Brier Oak on Sunset, LLC	5154 Sunset Blvd., Los Angeles, CA 90027	Brier Oak Convalescent, Inc. (but also had some documentation listing it incorrectly as “Brier Oak Terrace”), Brier Oak on Sunset, Inc.
Elmcrest Care Center, LLC	3111 Santa Anita Ave., Los Angeles, CA 91733	Elmcrest Convalescent Hospital, Elmcrest Care Center, Inc.
Fountain View Subacute and Nursing Center, LLC	5310 Fountain Ave., Los Angeles, CA 90029	Fountainview Convalescent Hospital, Fountain View Subacute and Nursing Center, Inc.
Hallmark Investment Group, Inc.	27442 Portola Parkway, Suite 200 Foothill Ranch, CA 92610	Locomotion Holdings, Inc.
Hancock Park Rehabilitation Center, LLC	505 N. La Brea Ave., Los Angeles, CA 90036	AIB, Inc. dba Hancock Park Convalescent, Hancock Park Rehabilitation Center, Inc.
City View Villa, LLC	515 N. La Brea Ave., Los Angeles, CA 90036	Hancock Park Senior Assisted Living, LLC, BIA Hotel Corp. dba Hancock Park Retirement, Hancock Park Senior Assisted Living, Inc.
Highland Healthcare and Rehabilitation Center, LLC	402 South Avenue, Highland, KS 66035	Highland Care Center, Inc.
Leasehold Resource Group, LLC	27442 Portola Parkway, Suite 200 Foothill Ranch, CA 92610	Secured Resource Management GP, LLC
Louisburg Healthcare and Rehabilitation Center, LLC	1200 S. Broadway, Louisburg, KS 66053	Louisburg Care Center, Inc.
Richmond Healthcare and Rehabilitation Center, LLC	340 South Street, Richmond, KS 66080	Richmond Care Center, LLC
Rio Hondo Subacute and Nursing Center, LLC	273 E. Beverly Blvd., Montebello, CA 90640	Rio Hondo Nursing Center, Rio Hondo Subacute and Nursing Center, Inc.
Rossville Healthcare and Rehabilitation Center, LLC	600 Perry, Rossville, KS 66533	Rossville Valley Manor, LLC
Shawnee Gardens Healthcare and Rehabilitation Center, LLC	6416 Long, Shawnee, KS 66216	Shawnee Gardens, LLC

Schedule 7-1	Perfection Certificate

Legal Name	Address (if applicable)	Former Legal Name(s)
SHG Resources, LP	27442 Portola Parkway, Suite 200 Foothill Ranch, CA 92610	SHG Secured Resources, LP
Skilled Healthcare Group, Inc.	27442 Portola Parkway, Suite 200 Foothill Ranch, CA 92610	Fountain View, Inc., Fountain View Management and also Fountain View, Inc. dba Skilled Healthcare Group
Sycamore Park Care Center, LLC	4585 N. Figueroa Street, Los Angeles, CA 90065	Sycamore Park Convalescent Hospital, Sycamore Park Care Center, Inc.
St. Elizabeth Healthcare and Rehabilitation Center, LLC	2800 N. Harbor Blvd. Fullerton, CA 92835	(previously operated by Fullerton Rehabilitation Center, a California corporation)
The Heights of Summerlin, LLC	10550 Park Run Drive, Las Vegas, NV 89144	The Rehabilitation Center of Summerlin, LLC
Vintage Park at Atchison, LLC	1301 North 4th Street, Atchison, KS 66002	Vintage Park of Atchison, LLC
Vintage Park at Baldwin City, LLC	321 Crimson Avenue, Baldwin, KS 66006	Vintage Park of Baldwin, LLC
Vintage Park at Gardner, LLC	869 Juniper Terrace, Gardner, KS 66030	Vintage Park of Gardner, LLC
Vintage Park at Lenexa, LLC	8710 Caenen Lake Drive, Lenexa, KS 66216	Vintage Park of Lenexa, LLC
Vintage Park at Louisburg, LLC	202 South Rogers Road, Louisburg, KS 66053	Vintage Park of Louisburg, Inc.
Vintage Park at Osawatomie, LLC	1520 Parker Avenue, Osawatomie, KS 66064	Vintage Park of Osawatomie, LLC
Vintage Park at Paola, LLC	601 North East Street, Paola, KS 66072	Vintage Park of Paola, LLC
Vintage Park at Stanley, LLC	14430 Metcalf, Overland Park, KS 66223	Vintage Park of Stanley, LLC
Wathena Healthcare and Rehabilitation Center, LLC	2112 W. Highway 36, Wathena, KS 66090	Wathena, LLC
The Dallas Center of Rehabilitation, LLC	4200 Live Oak Dallas, TX 75204	SHG Project Dallas, LLC

Schedule 7-2	Perfection Certificate

SCHEDULE 8A

TO

PERFECTION CERTIFICATE

Equity Issuer	Pledgor	Class of Equity	Equity Certificate No.	Amount of Equity Interests	Percentage of Outstanding Equity Pledged
Southwest Payroll Services, LLC	Skilled Healthcare Group, Inc.	LLC Interests	2	100 Units	100%
Hospice Care Investments LLC	Skilled Healthcare Group, Inc.	LLC Interests	1	100 Units	100%
Skilled Healthcare, LLC	Skilled Healthcare Group, Inc.	LLC Interests	1	100 Units	100%
Hallmark Investment Group, Inc.	Skilled Healthcare Group, Inc.	Common Stock	C-01	1000 Shares	100%
Hallmark Rehabilitation GP, LLC	Hallmark Investment Group, Inc.	LLC Interests	1	100 Units	100%
Summit Care Corporation	Skilled Healthcare Group, Inc.	Common Stock	C-01	100 Shares	100%
Leasehold Resource Group, LLC	Summit Care Corporation	LLC Interests	2	100 Units	100%
Alexandria Care Center, LLC	Summit Care Corporation	LLC Interests	1	100 Units	100%
Brier Oak on Sunset, LLC	Summit Care Corporation	LLC Interests	1	100 Units	100%
Elmcrest Care Center, LLC	Summit Care Corporation	LLC Interests	1	100 Units	100%
Fountain View Subacute and Nursing Center, LLC	Summit Care Corporation	LLC Interests	1	100 Units	100%
Hancock Park Rehabilitation Center, LLC	Summit Care Corporation	LLC Interests	1	100 Units	100%
City View Villa, LLC	Summit Care Corporation	LLC Interests	1	100 Units	100%
Rio Hondo Subacute and Nursing Center, LLC	Summit Care Corporation	LLC Interests	1	100 Units	100%

Schedule 8A-1	Perfection Certificate

Equity Issuer	Pledgor	Class of Equity	Equity Certificate No.	Amount of Equity Interests	Percentage of Outstanding Equity Pledged
SHG Resources, LP	Summit Care Corporation (Limited Partner) and Leasehold Resource Group, LLC (General Partner)	Partnership Interests	GP-02; LP-02	N/A	100%
Sycamore Park Care Center, LLC	Summit Care Corporation	LLC Interests	1	100 Units	100%
Summit Care Pharmacy, Inc.	Summit Care Corporation	Common Stock	C-01	100 Shares	100%
Anaheim Terrace Care Center, LLC	Summit Care Corporation	LLC Interests	1	100 Units	100%
Alta Care Center, LLC	Summit Care Corporation	LLC Interests	1	100 Units	100%
Eureka Healthcare and Rehabilitation Center, LLC	Summit Care Corporation	LLC Interests	1	100 Units	100%
Granada Healthcare and Rehabilitation Center, LLC	Summit Care Corporation	LLC Interests	1	100 Units	100%
Pacific Healthcare and Rehabilitation Center, LLC	Summit Care Corporation	LLC Interests	1	100 Units	100%
Seaview Healthcare and Rehabilitation Center, LLC	Summit Care Corporation	LLC Interests	1	100 Units	100%
St. Luke Healthcare and Rehabilitation Center, LLC	Summit Care Corporation	LLC Interests	2	100 Units	100%
Bay Crest Care Center, LLC	Summit Care Corporation	LLC Interests	1	100 Units	100%
Hemet Senior Assisted Living, LLC	Summit Care Corporation	LLC Interests	1	100 Units	100%
Montebello Care Center, LLC	Summit Care Corporation	LLC Interests	1	100 Units	100%
Royalwood Care Center, LLC	Summit Care Corporation	LLC Interests	1	100 Units	100%
Sharon Care Center, LLC	Summit Care Corporation	LLC Interests	1	100 Units	100%
Woodland Care Center, LLC	Summit Care Corporation	LLC Interests	1	100 Units	100%

Schedule 8A-2	Perfection Certificate

Equity Issuer	Pledgor	Class of Equity	Equity Certificate No.	Amount of Equity Interests	Percentage of Outstanding Equity Pledged
Carehouse Healthcare Center, LLC	Summit Care Corporation	LLC Interests	2	100 Units	100%
Devonshire Care Center, LLC	Summit Care Corporation	LLC Interests	2	100 Units	100%
Fountain Care Center, LLC	Summit Care Corporation	LLC Interests	2	100 Units	100%
Fountain Senior Assistant Living, LLC	Summit Care Corporation	LLC Interests	2	100 Units	100%
Spring Senior Assisted Living, LLC	Summit Care Corporation	LLC Interests	2	100 Units	100%
The Earlwood, LLC	Summit Care Corporation	LLC Interests	2	100 Units	100%
Valley Healthcare Center, LLC	Summit Care Corporation	LLC Interests	2	100 Units	100%
Villa Maria Healthcare Center, LLC	Summit Care Corporation	LLC Interests	2	100 Units	100%
Willow Creek Healthcare Center, LLC	Summit Care Corporation	LLC Interests	2	100 Units	100%
Hospice Care of the West, LLC	Hospice Care Investments, LLC	LLC Interests	1	100 Units	100%
Briarcliff Nursing and Rehabilitation Center, LP	Summit Care Corporation, 99% Limited Partner; Briarcliff Nursing and Rehabilitation Center GP, LLC 1% General Partner	Partnership Interests	GP-01; LP-02	N/A	100%
Clairmont Beaumont, LP	Summit Care Corporation, 99% Limited Partner; Clairmont Beaumont GP, LLC 1% General Partner	Partnership Interests	GP-01; LP-02	N/A	100%

Schedule 8A-3	Perfection Certificate

Equity Issuer	Pledgor	Class of Equity	Equity Certificate No.	Amount of Equity Interests	Percentage of Outstanding Equity Pledged
Clairmont Longview, LP	Summit Care Corporation, 99% Limited Partner; Clairmont Longview GP, LLC 1% General Partner	Partnership Interests	GP-01; LP-02	N/A	100%
Colonial New Braunfels Care Center, LP	Summit Care Corporation, 99% Limited Partner; Colonial New Braunfels GP, LLC 1% General Partner	Partnership Interests	GP-01; LP-02	N/A	100%
Colonial Tyler Care Center, LP	Summit Care Corporation, 99% Limited Partner; Colonial Tyler GP, LLC 1% General Partner	Partnership Interests	GP-01; LP-02	N/A	100%
Coronado Nursing Center, LP	Summit Care Corporation, 99% Limited Partner; Coronado Nursing Center GP, LLC 1% General Partner	Partnership Interests	GP-01; LP-02	N/A	100%
Flatonia Oak Manor, LP	Summit Care Corporation, 99% Limited Partner; Flatonia Oak Manor GP, LLC 1% General Partner	Partnership Interests	GP-01; LP-02	N/A	100%
Guadalupe Valley Nursing Center, LP	Summit Care Corporation, 99% Limited Partner; Guadalupe Valley Nursing Center GP, LLC 1% General Partner	Partnership Interests	GP-01; LP-02	N/A	100%

Schedule 8A-4	Perfection Certificate

Equity Issuer	Pledgor	Class of Equity	Equity Certificate No.	Amount of Equity Interests	Percentage of Outstanding Equity Pledged
Hallettsville Rehabilitation and Nursing Center, LP	Summit Care Corporation, 99% Limited Partner; Hallettsville Rehabilitation GP, LLC 1% General Partner	Partnership Interests	GP-01; LP-02	N/A	100%
Hospitality Nursing and Rehabilitation Center, LP	Summit Care Corporation, 99% Limited Partner; Hospitality Nursing GP, LLC 1% General Partner	Partnership Interests	GP-01; LP-02	N/A	100%
Live Oak Nursing Center, LP	Summit Care Corporation, 99% Limited Partner; Live Oak Nursing Center GP, LLC 1% General Partner	Partnership Interests	GP-01; LP-02	N/A	100%
Monument Rehabilitation and Nursing Center, LP	Summit Care Corporation, 99% Limited Partner; Monument Rehabilitation GP, LLC 1% General Partner	Partnership Interests	GP-01; LP-02	N/A	100%
Oak Crest Nursing Center, LP	Summit Care Corporation, 99% Limited Partner; Oak Crest Nursing Center GP, LLC 1% General Partner	Partnership Interests	GP-01; LP-02	N/A	100%
Oakland Manor Nursing Center, LP	Summit Care Corporation, 99% Limited Partner; Oakland Manor GP, LLC 1% General Partner	Partnership Interests	GP-01; LP-02	N/A	100%

Schedule 8A-5	Perfection Certificate

Equity Issuer	Pledgor	Class of Equity	Equity Certificate No.	Amount of Equity Interests	Percentage of Outstanding Equity Pledged
Southwood Care Center, LP	Summit Care Corporation, 99% Limited Partner; Southwood Care Center GP, LLC 1% General Partner	Partnership Interests	GP-01; LP-02	N/A	100%
Texas Cityview Care Center, LP	Summit Care Corporation, 99% Limited Partner; Texas Cityview Care Center GP, LLC 1% General Partner	Partnership Interests	GP-01; LP-02	N/A	100%
Texas Heritage Oaks Nursing and Rehabilitation Center, LP	Summit Care Corporation, 99% Limited Partner; Texas Heritage Oaks Nursing and Rehabilitation Center GP, LLC 1% General Partner	Partnership Interests	GP-01; LP-02	N/A	100%
The Clairmont Tyler, LP	Summit Care Corporation, 99% Limited Partner; The Clairmont Tyler GP, LLC 1% General Partner	Partnership Interests	GP-01; LP-02	N/A	100%
Town and Country Manor, LP	Summit Care Corporation, 99% Limited Partner; Town and Country Manor GP, LLC 1% General Partner	Partnership Interests	GP-01; LP-02	N/A	100%
West Side Campus of Care, LP	Summit Care Corporation, 99% Limited Partner; West Side Campus of Care GP, LLC 1% General Partner	Partnership Interests	GP-01; LP-02	N/A	100%

Schedule 8A-6	Perfection Certificate

Equity Issuer	Pledgor	Class of Equity	Equity Certificate No.	Amount of Equity Interests	Percentage of Outstanding Equity Pledged
The Woodlands Healthcare Center, LP	Summit Care Corporation, 99% Limited Partner; The Woodlands Healthcare Center GP, LLC 1% General Partner	Partnership Interests	GP-01; LP-02	N/A	100%
Briarcliff Nursing and Rehabilitation Center GP, LLC	Summit Care Corporation	LLC Interests	2	100 units	100%
Clairmont Beaumont GP, LLC	Summit Care Corporation	LLC Interests	2	100 units	100%
Clairmont Longview GP, LLC	Summit Care Corporation	LLC Interests	2	100 units	100%
Colonial New Braunfels GP, LLC	Summit Care Corporation	LLC Interests	2	100 units	100%
Colonial Tyler GP, LLC	Summit Care Corporation	LLC Interests	2	100 units	100%
Coronado Nursing Center GP, LLC	Summit Care Corporation	LLC Interests	2	100 units	100%
Flatonia Oak Manor GP, LLC	Summit Care Corporation	LLC Interests	2	100 units	100%
Guadalupe Valley Nursing Center GP, LLC	Summit Care Corporation	LLC Interests	2	100 units	100%
Hallettsville Rehabilitation GP, LLC	Summit Care Corporation	LLC Interests	2	100 units	100%
Hospitality Nursing GP, LLC	Summit Care Corporation	LLC Interests	2	100 units	100%
Live Oak Nursing Center GP, LLC	Summit Care Corporation	LLC Interests	2	100 units	100%
Monument Rehabilitation GP, LLC	Summit Care Corporation	LLC Interests	2	100 units	100%
Oak Crest Nursing Center GP, LLC	Summit Care Corporation	LLC Interests	2	100 units	100%
Oakland Manor GP, LLC	Summit Care Corporation	LLC Interests	2	100 units	100%
Southwood Care Center GP, LLC	Summit Care Corporation	LLC Interests	2	100 units	100%
Texas Cityview Care Center GP, LLC	Summit Care Corporation	LLC Interests	2	100 units	100%

Schedule 8A-7	Perfection Certificate

Equity Issuer	Pledgor	Class of Equity	Equity Certificate No.	Amount of Equity Interests	Percentage of Outstanding Equity Pledged
Texas Heritage Oaks Nursing and Rehabilitation Center GP, LLC	Summit Care Corporation	LLC Interests	2	100 units	100%
The Clairmont Tyler GP, LLC	Summit Care Corporation	LLC Interests	2	100 units	100%
Town and Country Manor GP, LLC	Summit Care Corporation	LLC Interests	2	100 units	100%
West Side Campus of Care GP, LLC	Summit Care Corporation	LLC Interests	2	100 units	100%
The Woodlands Healthcare Center GP, LLC	Summit Care Corporation	LLC Interests	2	100 units	100%
The Heights of Summerlin, LLC	Summit Care Corporation	LLC interests	2	100 units	100%
St. Elizabeth Healthcare and Rehabilitation Center, LLC	Summit Care Corporation	LLC interests	1	100 units	100%
Baldwin Healthcare and Rehabilitation Center, LLC	Summit Care Corporation	LLC interests	1	100 units	100%
Highland Healthcare and Rehabilitation Center, LLC	Summit Care Corporation	LLC interests	1	100 units	100%
Louisburg Healthcare and Rehabilitation Center, LLC	Summit Care Corporation	LLC interests	1	100 units	100%
Richmond Healthcare and Rehabilitation Center, LLC	Summit Care Corporation	LLC interests	1	100 units	100%
Rossville Healthcare and Rehabilitation Center, LLC	Summit Care Corporation	LLC interests	1	100 units	100%
Shawnee Gardens Healthcare and Rehabilitation Center, LLC	Summit Care Corporation	LLC interests	1	100 units	100%
Wathena Healthcare and Rehabilitation Center, LLC	Summit Care Corporation	LLC interests	1	100 units	100%
Vintage Park at Atchison, LLC	Summit Care Corporation	LLC interests	1	100 units	100%

Schedule 8A-8	Perfection Certificate

Equity Issuer	Pledgor	Class of Equity	Equity Certificate No.	Amount of Equity Interests	Percentage of Outstanding Equity Pledged
Vintage Park at Baldwin City, LLC	Summit Care Corporation	LLC interests	1	100 units	100%
Vintage Park at Gardner, LLC	Summit Care Corporation	LLC interests	1	100 units	100%
Vintage Park at Lenexa, LLC	Summit Care Corporation	LLC interests	1	100 units	100%
Vintage Park at Louisburg, LLC	Summit Care Corporation	LLC interests	1	100 units	100%
Vintage Park at Osawatomie, LLC	Summit Care Corporation	LLC interests	1	100 units	100%
Vintage Park at Paola, LLC	Summit Care Corporation	LLC interests	1	100 units	100%
Vintage Park at Stanley, LLC	Summit Care Corporation	LLC interests	1	100 units	100%
Vintage Park at Ottawa, LLC	Summit Care Corporation	LLC interests	1	100 units	100%
St. Mary Healthcare and Rehabilitation Center, LLC	Summit Care Corporation	Membership Units	1	100 units	100%
East Rusholme Property, LLC	Summit Care Corporation	Membership Units	1	100 units	100%
The Rehabilitation Center of Des Moines, LLC	Summit Care Corporation	Membership Units	1	100 units	100%
Riverview Des Moines Property, LLC	Summit Care Corporation	Membership Units	1	100 units	100%
Sandpiper Healthcare and Rehabilitation Center, LLC	Summit Care Corporation	Membership Units	1	100 units	100%
Vintage Park at Waterfront, LLC	Summit Care Corporation	Membership Units	1	100 units	100%
Belen Meadows Healthcare and Rehabilitation Center, LLC	Summit Care Corporation	Membership Units	1	100 units	100%
Clovis Healthcare and Rehabilitation Center, LLC	Summit Care Corporation	Membership Units	1	100 units	100%
St. Anthony Healthcare and Rehabilitation Center, LLC	Summit Care Corporation	Membership Units	1	100 units	100%
Albuquerque Heights Healthcare and Rehabilitation Center, LLC	Summit Care Corporation	Membership Units	1	100 units	100%

Schedule 8A-9	Perfection Certificate

Equity Issuer	Pledgor	Class of Equity	Equity Certificate No.	Amount of Equity Interests	Percentage of Outstanding Equity Pledged
Canyon Transitional Rehabilitation Center, LLC	Summit Care Corporation	Membership Units	1	100 units	100%
St. Catherine Healthcare and Rehabilitation Center, LLC	Summit Care Corporation	Membership Units	1	100 units	100%
St. John Healthcare and Rehabilitation Center, LLC	Summit Care Corporation	Membership Units	1	100 units	100%
The Rehabilitation Center of Albuquerque, LLC	Summit Care Corporation	Membership Units	1	100 units	100%
Skies Healthcare and Rehabilitation Center, LLC	Summit Care Corporation	Membership Units	1	100 units	100%
St. Theresa Healthcare and Rehabilitation Center, LLC	Summit Care Corporation	Membership Units	1	100 units	100%
Vintage Park at Eureka, LLC	Summit Care Corporation	Membership Units	1	100 units	100%
Vintage Park at Fredonia, LLC	Summit Care Corporation	Membership Units	1	100 units	100%
Vintage Park at Hiawatha, LLC	Summit Care Corporation	Membership Units	1	100 units	100%
Vintage Park at Holton, LLC	Summit Care Corporation	Membership Units	1	100 units	100%
Vintage Park at Neodesha, LLC	Summit Care Corporation	Membership Units	1	100 units	100%
Vintage Park at Osage City, LLC	Summit Care Corporation	Membership Units	1	100 units	100%
Vintage Park at Tonganoxie, LLC	Summit Care Corporation	Membership Units	1	100 units	100%
Vintage Park at Wamego, LLC	Summit Care Corporation	Membership Units	1	100 units	100%
Blue River Rehabilitation Center, LLC	Summit Care Corporation	Membership Units	1	100 units	100%
Cameron Nursing and Rehabilitation, LLC	Summit Care Corporation	Membership Units	1	100 units	100%
Carmel Hills Healthcare and Rehabilitation Center, LLC	Summit Care Corporation	Membership Units	1	100 units	100%

Schedule 8A-10	Perfection Certificate

Equity Issuer	Pledgor	Class of Equity	Equity Certificate No.	Amount of Equity Interests	Percentage of Outstanding Equity Pledged
Holmesdale Healthcare and Rehabilitation Center, LLC	Summit Care Corporation	Membership Units	1	100 units	100%
Liberty Terrace Healthcare and Rehabilitation Center, LLC	Summit Care Corporation	Membership Units	1	100 units	100%
The Rehabilitation Center of Independence, LLC	Summit Care Corporation	Membership Units	1	100 units	100%
The Rehabilitation Center of Raymore, LLC	Summit Care Corporation	Membership Units	1	100 units	100%
St. Joseph Transitional Rehabilitation Center, LLC	Summit Care Corporation	Membership Units	1	100 units	100%
Fort Worth Center of Rehabilitation, LLC	Summit Care Corporation	Membership Units	1	100 units	100%
The Dallas Center of Rehabilitation, LLC fka SHG Project Dallas, LLC	Summit Care Corporation	Membership Units	1	100 units	100%
Preferred Design, LLC	Skilled Healthcare LLC	Membership Units	1	100 units	100%
Chestnut Property, LLC	Summit Care Corporation	Membership Units	1	100 units	100%
East Sunrise Property, LLC	Summit Care Corporation	Membership Units	1	100 units	100%
East Walnut Property, LLC	Summit Care Corporation	Membership Units	1	100 units	100%
Euclid Property, LLC	Summit Care Corporation	Membership Units	1	100 units	100%
Glen Hendren Property, LLC	Summit Care Corporation	Membership Units	1	100 units	100%
Holmesdale Property, LLC	Summit Care Corporation	Membership Units	1	100 units	100%
South Swope Property, LLC	Summit Care Corporation	Membership Units	1	100 units	100%

Schedule 8A-11	Perfection Certificate

SCHEDULE 8B

TO

PERFECTION CERTIFICATE

Debt	Amount of Indebtedness
Promissory Note and Pledge Agreement executed by William Scott and dated April 16, 1998	$3,730,339.98
Promissory Note from Sun Mar Management Services dated June 1, 2000, amended May 1, 2001, further amended May 1, 2005	$4,981,493.00
Promissory Note from Garden Flores Inc. dated September 3, 2002	$308,172.50
Promissory Note from DK Fortune & Associates Inc., dated September 3, 2002	$308,172.50

Schedule 8B-1	Perfection Certificate

SCHEDULE 9A

TO

PERFECTION CERTIFICATE

INTELLECTUAL PROPERTY

U.S. Trademarks:

Registered Owner	Trademark Description	Registration Number	Registration Date
Summit Care Corporation	Design of a man with outstretched arms standing on top of a medicinal tablet	2197216	10/20/98
Summit Care Pharmacy, Inc.	“Innovative Solutions in Health Care”	2193214	10/06/98
Summit Care Pharmacy, Inc.	“Skilled Care Pharmacy”	2325082	03/07/00
Summit Care Corporation	“SkilledCare Pharmacy” (including design of a man with outreached arms standing on top of a medicinal tablet)	2325083	03/07/00
Skilled Healthcare, LLC	Service Mark Principal Register: “Pulmonary Advantage” (the mark consists of standard characters without claim to any particular font, style, size, or color.	3506047	09/23/08
Skilled Healthcare, LLC	Service Mark Principal Register: “Renew” (the mark consists of the word “Renew” in stylized form.	3450606	6/17/08
Skilled Healthcare, LLC	Service Mark Principal Register	2985286	8/16/05

Schedule 9A-1	Perfection Certificate

Skilled Care Pharmacy, LLC	Service Mark Principal Register: SCP Skilled Care Pharmacy (no claim is made to the exclusive right to use “Skilled Care Pharmacy”, apart from the mark as shown.)	3001318	9/27/05
Hospice Care Of The West, LLC	Service Mark Principal Register: Hospice Care of the West (no claim is made to the exclusive right to use “Hospice Care”, apart from the mark as shown.)	3001319	9/27/05
Skilled Healthcare, LLC	Service Mark Principal Register: Skilled Healthcare (No claim is made to the exclusive right to use “Skilled Healthcare”, apart from the mark as shown.)	3010897	11/1/05
Skilled Healthcare, LLC	Serivce Mark Principal Register: “Express Recovery” (no claim is made to the exclusive right to use “Recovery”, apart from the mark as shown.)	3017690	11/22/05
Hallmark Rehabilitation GP, LLC	Service Mark Principal Register: “Travelmark Staffing”: the mark consists of standard characters without claim to any particular font, style, size, or color.	3062925	2/28/06
Hallmark Rehabilitation GP, LLC	Service Mark Principal Register	3060161	2/21/06
Skilled Healthcare, LLC	Service Mark Principal Register	3058959	2/14/06

Schedule 9A-2	Perfection Certificate

Hallmark Rehabilitation GP, LLC	Service Mark Principal Register: “Topaz” (the mark consists of standard characters without claim to any particular font, style, size, or color.)	3217884	3/13/07
Hallmark Rehabilitation GP, LLC	Service Mark Principal Register: “Stimulating Health Through Healing” (the mark consists of standard characters without claim to any particular font, style, size, or color.)	3217885	3/13/07
Hallmark Rehabilitation GP, LLC	Service Mark Principal Register	3233027	4/24/07
Hallmark Rehabilitation GP, LLC	Service Mark Principal Register: “Hallmark Rehabilitation”	3204969	2/6/07

Foreign Trademarks: None

U.S. Trademark Applications: None

Schedule 9A-3	Perfection Certificate

SCHEDULE 9B

TO

PERFECTION CERTIFICATE

U.S. Patents Issued: None

U.S. Patents Pending: None

Foreign Patents Issued: None

Foreign Patents Pending: None

Schedule 9B-1	Perfection Certificate

SCHEDULE 9C

TO

PERFECTION CERTIFICATE

U.S. Copyright Registrations: None

Foreign Copyright Registrations: None

Pending U.S. Copyright Registration Applications: None

Pending Foreign Copyright Registration Applications: None

Schedule 9C-1	Perfection Certificate

SCHEDULE 10

TO

PERFECTION CERTIFICATE

DEPOSIT ACCOUNTS, SECURITY ACCOUNTS, COMMODITY ACCOUNTS

Account Holder	Type of Account	Depository Bank or Securities Intermediary	Address of Depository Bank or Securities Intermediary	Account Number
Oakland Manor Nursing Center, LP	Deposit Account	First National Bank in Cameron	PO Drawer 835 Cameron, Texas 76520	#####
Monument Rehab and Nursing Center, LP	Deposit Account	Fayette Savings	PO Box M La Grange, Texas 78945	#####
Live Oak Nursing Center, LP	Deposit Account	First National Bank	PO Box 2230 George West, TX 78022	#####
Coronado Nursing Center, LP	Deposit Account	First National Bank of Abilene	PO Box 701 Abilene, TX 79604	#####
Flatonia Oak Manor Nursing Center, LP	Deposit Account	State Bank	205 E. South Main Flantonia, TX 78941	#####
Colonial Tyler Care Center, LP	Deposit Account	Bank of America	PO Box 831547 Dallas, TX 75283-1547	#####
The Clairmont Longview, LP	Deposit Account	Bank One, NA	Texas Market PO Box 260180 Baton Rouge, LA 70826-0180	#####
The Clairmont Tyler, LP	Deposit Account	Bank of America	PO Box 831547 Dallas, TX 75283-1547	#####
Skilled Healthcare, LLC	Concentration	Wells Fargo	2030 Main St., Ste 900 Irvine, CA 92614	#####
Skilled Healthcare, LLC	Deposit Account/Non-gov’t	Wells Fargo	2030 Main St., Ste 900 Irvine, CA 92614	#####
Skilled Healthcare, LLC	Deposit Account/Gov’t	Wells Fargo	2030 Main St., Ste 900 Irvine, CA 92614	#####
Skilled Healthcare, LLC	Deposit Account/Non gov’t	Wells Fargo	2030 Main St., Ste 900 Irvine, CA 92614	#####
Skilled Healthcare, LLC	Deposit Account/Gov’t	Wells Fargo	2030 Main St., Ste 900 Irvine, CA 92614	#####
Skilled Healthcare, LLC	Deposit Account/Non gov’t	Wells Fargo	2030 Main St., Ste 900 Irvine, CA 92614	#####
Skilled Healthcare, LLC	Deposit Account/Gov’t	Wells Fargo	2030 Main St., Ste 900 Irvine, CA 92614	#####

Schedule 10-1	Perfection Certificate

Account Holder	Type of Account	Depository Bank or Securities Intermediary	Address of Depository Bank or Securities Intermediary	Account Number
Skilled Healthcare, LLC	Deposit Account/Payroll	Wells Fargo	2030 Main St., Ste 900 Irvine, CA 92614	#####
Fountain View Inc.	Concentration Account	Union Bank	PO Box 513840 Los Angeles, Ca. 90051	#####
Vintage Park at Atchison, LLC	Deposit Account	The Exchange National Bank and Trust	600 Commercial St., Atchison, KS 66002	#####
Vintage Park at Baldwin City, LLC	Deposit Account	Baldwin State Bank	721 High St., Baldwin City, KS 66006	#####
Vintage Park at Gardner, LLC	Deposit Account	Gardner National Bank	840 E. Main, Gardner, KS 66030	#####
Vintage Park at Lenexa, LLC	Deposit Account	Commerce Bank	1000 Walnut, Kansas City, MO 64106	#####
Vintage Park at Stanley, LLC	Deposit Account	Harrington Bank	14300 Metcalf, Overland Park, KS 66223	#####
Vintage Park at Paola, LLC	Deposit Account	First Option Bank	702 Baptiste Dr., Paola, KA 66071	#####
Vintage Park at Osawatomie, LLC	Deposit Account	First Option Bank	601 Main, Osawatomie, KS 66064	#####
Vintage Park at Louisburg, LLC	Deposit Account	Peoples Bank	212 S. Broadway, Louisburg, KS 66053	#####
Highland Healthcare and Rehabilitation Center, LLC	Deposit Account	The Farmers State Bank	402 West Main, Highland, KS 66035	#####
Wathena Healthcare and Rehabilitation Center, LLC	Deposit Account	The Farmers State Bank	211 St. Joseph, Wathena, KS 66090	#####
Rossville Healthcare and Rehabilitation Center, LLC	Deposit Account	Rossville State Bank	117 W. Highway 24, Rossville, KS 66533	#####
Shawnee Gardens Healthcare and Rehabilitation Center, LLC	Deposit Account	Brotherhood Bank & Trust	7499 Quivira, Shawnee, KS 66216	#####
Baldwin Healthcare and Rehabilitation Center, LLC	Deposit Account	Baldwin State Bank	721 High St., Baldwin City, KS 66006	#####
Louisburg Healthcare and Rehabilitation Center, LLC	Deposit Account	The First National Bank of Louisburg	1201 W. Amity, Louisburg, KS 66053	#####

Schedule 10-2	Perfection Certificate

Account Holder	Type of Account	Depository Bank or Securities Intermediary	Address of Depository Bank or Securities Intermediary	Account Number
Richmond Healthcare and Rehabilitation Center, LLC	Deposit Account	Patriots Bank	114 East Central, Richmond, KS 66080	#####

Schedule 10-3	Perfection Certificate

SCHEDULE 11

TO

PERFECTION CERTIFICATE

CHATTEL PAPER

None

Schedule 11-1	Perfection Certificate

SCHEDULE 12

TO

PERFECTION CERTIFICATE

LETTER-OF-CREDIT RIGHTS

None

Schedule 12-1	Perfection Certificate

SCHEDULE 13

TO

PERFECTION CERTIFICATE

DOCUMENTS

None

Schedule 13-1	Perfection Certificate

SCHEDULE 1.1

EXISTING MORTGAGED PROPERTIES

Grantor/Mortgagor	Address	City	State	Zip	Recording County
SHG Resources, LP & Willow Creek HealthCare Center, LLC	650 West Alluvial Ave	Clovis	CA	93611	Fresno
SHG Resources, LP & Valley HealthCare Center, LLC	4840 East Tulare Ave	Fresno	CA	93727	Fresno
SHG Resources, LP & Eureka Healthcare & Rehab Center, LLC	2353 23rd Street	Eureka	CA	95501	Humboldt
SHG Resources, LP & Granada Healthcare & Rehab Center, LLC	2885 Harris Street	Eureka	CA	95503	Humboldt
SHG Resources, LP & Pacific Healthcare & Rehab Center, LLC	2211 Harrison Avenue	Eureka	CA	95501	Humboldt
SHG Resources, LP & Seaview Healthcare & Rehab Center, LLC	6400 Purdue Drive	Eureka	CA	95503	Humboldt
SHG Resources, LP & Elmcrest Care Center, LLC	3111 Santa Anita Avenue	Los Angeles	CA	91733	Los Angeles
SHG Resources, LP & The Earlwood, LLC	20820 Earl Street	Torrance	CA	90503	Los Angeles
SHG Resources, LP & Spring Senior Assisted Living, LLC	20900 Earl Street	Torrance	CA	90503	Los Angeles
SHG Resources, LP & St. Elizabeth Healthcare and Rehabilitation Center, LLC	2800 N. Harbor Blvd	Fullerton	CA	92835	Orange
SHG Resources, LP, Fountain Care Center, LLC & Fountain Senior Assisted Living, LLC	1835 W. La Veta Ave. 1800 W. Culver Ave.	Orange	CA	92868	Orange
SHG Resources, LP & Carehouse Healthcare Center, LLC	1800 Old Tustin Road	Santa Ana	CA	92705	Orange
SHG Resources, LP & Devonshire Healthcare Center, LLC	1350 East Devonshire Ave.	Hemet	CA	92544	Riverside
SHG Resources, LP & Villa Maria Healthcare Center, LLC	425 East Barcellus Avenue	Santa Maria	CA	93454	Santa Barbara
Riverview Des Moines Property, LLC/The Rehabilitation Center of Des Moines, LLC	701 Riverview Street	Des Moines	IA	50316	Polk
East Rusholme Property, LLC & St. Mary Healthcare and Rehabilitation Center, LLC	750 E. Rusholme Street	Davenport	IA	52803	Scott
SHG Resources, LP & Vintage Park at Atchison, LLC	1301 North 4th Street	Atchison	KS	66002	Atchison
SHG Resources, LP & Vintage Park at Hiawatha, LLC	400 Kansas Avenue	Hiawatha	KS	66434	Brown
SHG Resources, LP & Wathena Nursing and Rehabilitation Center, LLC	2112 Highway 36	Wathena	KS	66090	Doniphan
SHG Resources, LP & Baldwin Healthcare & Rehab Center, LLC	1223 Orchard Lane	Baldwin City	KS	66006	Douglas
SHG Resources, LP & Vintage Park at Baldwin City, LLC	321 Crimson Avenue	Baldwin City	KS	66006	Douglas
SHG Resources, LP	N 1300 Road (Vacant Land)	Eudora	KS	66025	Douglas

Grantor/Mortgagor	Address	City	State	Zip	Recording County
SHG Resources, LP & Vintage Park at Eureka, LLC	1820 East River Street	Eureka	KS	67045	Greenwood
SHG Resources, LP & Vintage Park at Holton, LLC	410 Juniper Drive	Holton	KS	66436	Jackson
SHG Resources, LP & Vintage Park at Gardner, LLC	869 Juniper Terrace	Gardner	KS	66030	Johnson
SHG Resources, LP & Vintage Park of Lenexa, LLC	8710 Caenen Lake Road	Lenexa	KS	66216	Johnson
SHG Resources, LP & Vintage Park at Stanley, LLC	14430 Metcalf Avenue	Overland Park	KS	66223	Johnson
SHG Resources, LP & Shawnee Gardens Healthcare & Rehab Center, LLC	6416 Long Street	Shawnee	KS	66216	Johnson
SHG Resources, LP & Vintage Park at Tonganoxie, LLC	120 W. 8th Street	Tonganoxie	KS	66086	Leavenworth
SHG Resources, LP & Louisburg Healthcare & Rehab Center, LLC	1200 S. Broadway Street	Louisburg	KS	66053	Miami
SHG Resources, LP & Vintage Park at Louisburg, LLC	202 South Rogers Avenue	Louisburg	KS	66053	Miami
SHG Resources, LP & Vintage Park at Paola, LLC	601 North East Street	Paola	KS	66071	Miami
SHG Resources, LP & Vintage Park at Osage City, LLC	1403 Laing Street	Osage City	KS	66523	Osage
SHG Resources, LP & Vintage Park at Wamego, LLC	1607 Fourth Street	Wamego	KS	66547	Pottawatomie
SHG Resources, LP & Sandpiper Healthcare and Rehabilitation Center, LLC	5808 W. 8th Street N.	Wichita	KS	67212	Sedgwick
SHG Resources, LP & Vintage Park at Waterfront, LLC	900 N. Bayshore Dr	Wichita	KS	67212	Sedgwick
SHG Resources, LP & Rossville Healthcare & Rehab Center, LLC	600 Perry Street	Rossville	KS	66533	Shawnee
SHG Resources, LP & Vintage Park at Fredonia, LLC	2111 E. Washington Street	Fredonia	KS	66736	Wilson
SHG Resources, LP & Vintage Park at Neodesha, LLC	400 Fir Street	Neodesha	KS	66757	Wilson
SHG Resources, LP & Sandpiper Healthcare and Rehabilitation Center, LLC	5808 W. 8th Street	Wichita	KS	67212	Sedgwick
SHG Resources, LP & Vintage Park at Waterfront, LLC	900 N. Bay Shore Drive	Wichita	KS	67212	Sedgwick
East Sunrise Property, LLC & The Rehabilitation Center of Raymore, LLC	600 East Sunrise Drive	Raymore	MO	64083	Cass
Glen Hendren Property, LLC & Liberty Terrace Healthcare and Rehabilitation Center, LLC	2201 Glen Hendren Drive	Liberty	MO	64068	Clay
Euclid Property, LLC & Cameron Nursing and Rehabilitation Center, LLC	801 Euclid Avenue	Cameron	MO	64429	Clinton
East Walnut Property, LLC & Carmel Hills Healthcare and Rehabilitation Center, LLC	810 East Walnut Street	Independence	MO	64050	Jackson

Grantor/Mortgagor	Address	City	State	Zip	Recording County
South Swope Property, LLC & The Rehabilitation Center of Independence, LLC	1800 South Swope Drive	Independence	MO	64057	Jackson
Holmesdale Property, LLC & Holmesdale Healthcare and Rehabilitation Center, LLC	8033 Holmes Road	Kansas City	MO	64131	Jackson
Chestnut Property, LLC & Blue River Rehabilitation Center, LLC	10425 Chestnut Drive	Kansas City	MO	64137	Jackson
SHG Resources, LP & Canyon Transitional Rehab Center, LLC (Laurel Canyon)	10101 Lagrima De Oro Rd NE	Albuquerque	NM	87111	Bernalillo
SHG Resources, LP & Albuquerque Heights Healthcare & Rehab Center, LLC (Laurel Heights)	103 Hospital Loop NE	Albuquerque	NM	87109	Bernalillo
SHG Resources, LP & Oak Crest Nursing Center, LP	1902 FM 3036	Rockport	TX	78382	Aransas
SHG Resources, LP & Colonial New Braunfels Care Center, LP	821 U.S. Hwy 81 West	New Braunfels	TX	78130	Comal
SHG Resources, LP & The Dallas Center of Rehabilitation, LLC	4118 & 4202 Live Oak Street 1206 N. Haskell Avenue (vacant land)	Dallas	TX		Dallas
SHG Resources, LP	North Shiloh Road	Garland	TX	75042	Dallas
SHG Resources, LP & Flatonia Oak Manor, LP	624 North Converse St.	Flatonia	TX	78941	Fayette
SHG Resources, LP & Monument Rehabilitation and Nursing Center, LP	120 State Loop 92	La Grange	TX	78945	Fayette
SHG Resources, LP & Clairmont Longview, LP	3201 North Fourth Str	Longview	TX	75605	Gregg
SHG Resources, LP & Guadalupe Valley Nursing Center, LP	1210 Eastwood Drive	Seguin	TX	78155	Guadalupe
SHG Resources, LP & Briarcliff Nursing and Rehabilitation Center, LP	3201 North Ware Road	McAllen	TX	78501	Hidalgo
SHG Resources, LP & Clairmont Beaumont, LP	1020 South 23rd Street	Beaumont	TX	77707	Jefferson
SHG Resources, LP & Town & Country Manor, LP	625 North Main Street	Boerne	TX	78006	Kendall
SHG Resources, LP & Hallettsville Nursing & Rehabilitation Center, LP	825 W. Fairwinds Street	Hallettsville	TX	77964	Lavaca
SHG Resources, LP & Oakland Manor Nursing Center, LP	1400 North Main Street	Giddings	TX	78942	Lee
SHG Resources, LP & Live Oak Nursing Center, LP	2951 Highway 281	George West	TX	78022	Live Oak
SHG Resources, LP & Texas Heritage Oaks Nursing & Rehabilitation Center, LP	5301 University Avenue	Lubbock	TX	79413	Lubbock
SHG Resources, LP & Hospitality Nursing & Rehabilitation Center, LP	4710 Slide Road	Lubbock	TX	79414	Lubbock
SHG Resources, LP & The Woodlands Health Care Center, LP	4650 S. Panther Creek Dr	The Woodlands	TX	77381	Montgomery

Grantor/Mortgagor	Address	City	State	Zip	Recording County
SHG Resources, LP & The Clairmont Tyler, LP	900 South Baxter Ave.	Tyler	TX	75701	Smith
SHG Resources, LP & Colonial Tyler Care Center, LP	930 S. Baxter Ave.	Tyler	TX	75701	Smith
SHG Resources, LP & Texas Cityview Care Center, LP	5801 Bryant Irvin Road	Fort Worth	TX	76132	Tarrant
SHG Resources, LP	850 12th Avenue	Fort Worth	TX	76104	Tarrant
SHG Resources, LP & West Side Campus of Care, LP	1950 Las Vegas Trail South	White Settlement	TX	76108	Tarrant
SHG Resources, LP & Coronado Nursing Center, LP	1751 N. 15th Street	Abilene	TX	79603	Taylor
SHG Resources, LP & Southwood Care Center, LP	3759 Valley View Rd.	Austin	TX	78704	Travis
Leasehold Resource Group, LLC & Alexandria Care Center, LLC	1515 N. Alexandria Avenue	Los Angeles	CA	90027	Los Angeles
Leasehold Resource Group, LLC & Alta Care Center, LLC dba Alta Gardens Care Center	13075 Blackbird	Garden Grove	CA	92843	Orange
Leasehold Resource Group, LLC & Anaheim Terrace Care Center, LLC	141 S. Knott Avenue	Anaheim	CA	92804	Orange
Leasehold Resource Group, LLC & Bay Crest Care Center, LLC	3750 Garnet Street	Torrance	CA	90503	Los Angeles
Leasehold Resource Group, LLC & Belen Meadows Healthcare and Rehabilitation Center, LLC	1831 Camino del Llano	Belen	NM	87002	Valencia
Leasehold Resource Group, LLC & Brier Oak on Sunset, LLC	5154 Sunset Blvd.	Los Angeles	CA	90027	Los Angeles
Leasehold Resource Group, LLC & Fountain View Subacute and Nursing Center, LLC	5310 Fountain Avenue	Los Angeles	CA	90029	Los Angeles
Leasehold Resource Group, LLC & Hancock Park Rehabilitation Center, LLC	505 N. La Brea Avenue	Los Angeles	CA	90036	Los Angeles
Leasehold Resource Group, LLC & City View Villa, LLC fka Hancock Park Senior Assisted Living, LLC	515 N. La Brea Avenue	Los Angeles	CA	90036	Los Angeles
Leasehold Resource Group, LLC & Hemet Senior Assisted Living, LLC	1353 E. Devonshire Avenue	Hemet	CA	92544	Riverside
Leasehold Resource Group, LLC & Montebello Care Center, LLC	1035 W. Beverly Blvd.	Montebello	CA	90640	Los Angeles
Leasehold Resource Group, LLC & The Rehabilitation Center of Albuquerque, LLC	5900 Forest Hills Dr. NE	Albuquerque	NM	87109	Bernalillo
Leasehold Resource Group, LLC & Rio Hondo Subacute and Nursing Center, LLC	273 E. Beverly Blvd.	Montebello	CA	90640	Los Angeles
Leasehold Resource Group, LLC & Royalwood Care Center, LLC	22520 Maple Avenue	Torrance	CA	90505	Los Angeles
Leasehold Resource Group, LLC & Sharon Care Center, LLC	8167 W. 3rd Street	Los Angeles	CA	90048	Los Angeles
Leasehold Resource Group, LLC & Skies Healthcare and Rehabilitation Center, LLC	9150 McMahon NW	Albuquerque	NM	87114	Bernalillo

Grantor/Mortgagor	Address	City	State	Zip	Recording County
Leasehold Resource Group, LLC & St. Anthony Healthcare and Rehabilitation Center, LLC	1400 West 21st Street	Clovis	NM	88101	Curry
Leasehold Resource Group, LLC & St. Catherine Healthcare and Rehabilitation Center, LLC	5123 Juan-Tabo Blvd. NE	Albuquerque	NM	87111	Bernalillo
Leasehold Resource Group, LLC & St. John Healthcare and Rehabilitation Center, LLC	2216 Lester Drive NE	Albuquerque	NM	87112	Bernalillo
Leasehold Resource Group, LLC & St. Joseph Transitional Rehabilitation Center, LLC	2035 West Charleston Blvd.	Las Vegas	NV	89102	Clark
Leasehold Resource Group, LLC & St. Luke Healthcare and Rehabilitation Center, LLC	2321 Newburg Road	Fortuna	CA	95540	Humboldt
Leasehold Resource Group, LLC & St. Theresa Healthcare and Rehabilitation Center, LLC	7900 Constitution Ave. NE	Albuquerque	NM	87110	Bernalillo
Leasehold Resource Group, LLC & Clovis Healthcare and Rehabilitation Center, LLC	1201 N. Norris Street	Clovis	NM	88101	Curry
Leasehold Resource Group, LLC & Sycamore Park Care Center, LLC	4585 N. Figueroa Street	Los Angeles	CA	90065	Los Angeles
Leasehold Resource Group, LLC & The Heights of Summerlin, LLC	10550 Park Run Drive	Las Vegas	NV	89144	Clark
Leasehold Resource Group, LLC & Woodland Care Center, LLC	7120 Corbin Avenue	Reseda	CA	91335	Los Angeles

SCHEDULE 2.1 TO

CREDIT AGREEMENT

LENDERS’ COMMITMENTS

Lender	New Revolving Credit Commitments	New Delayed Draw Commitments
Credit Suisse AG, Cayman Islands Branch	$20,000,000	$28,125,000
Bank of America, N.A.	$20,000,000
JPMorgan Chase Bank, N.A.	$20,000,000
Barclays Bank PLC	$20,000,000
Wells Fargo Bank, N.A.	$12,500,000
General Electric Capital Corporation	$7,500,000	$1,875,000
TOTAL	$100,000,000	$30,000,000

SCHEDULE 4.1E

CERTAIN LOCAL COUNSEL

State	Local Counsel
California	Latham & Watkins LLP 355 South Grand Avenue Los Angeles, CA 90071-1560 Attn: Glen B. Collyer (glen.collyer@lw.com – 213-891-8701)
Iowa	Davis, Brown, Koehn, Shors & Roberts, P.C. 215 10th Street, Ste. 1300 Des Moines, Iowa 50309 Attn: Gary Myers (GaryMyers@davisbrownlaw.com – 515-288-2500)
Kansas	Connell & Connell 318 West Central P.O. Box 6 El Dorado, Kansas 67042 Attn: Ray Connell (ray@connellandconnell.com – 316-321-4300)
Missouri	Husch & Eppenberger, LLC 1200 Main Street, Suite 2300 Kansas, City, Missouri 64105 Attn: Harvey Tettlebaum (harvey.tettlebaum@huschblackwell.com – 753-761-1107)
New Mexico	Rodey, Dickason, Sloan, Akin & Robb 201 Third Street NW #2200 Albuquerque, NM 87102 Attn: Jack Burton (jburton@rodey.com – 505-954-3906)
Texas	Underwood, Wilson, Berry, Stein & Johnson, P.C. 500 S. Taylor, Suite 1200 P.O. Box 9158 Amarillo, Texas 79105 Attn: Sharon White (sharon.white@uwlaw.com – 806-379-0383)

SCHEDULE 5.1

SUBSIDIARIES OF BORROWER

Ownership of each of the entities listed below is as indicated on the attached organizational chart.

Name of Company	State of Organization
Albuquerque Heights Healthcare and Rehabilitation Center, LLC	DE
Alexandria Care Center, LLC	DE
Alta Care Center, LLC	DE
Anaheim Terrace Care Center, LLC	DE
Baldwin Healthcare and Rehabilitation Center, LLC	DE
Bay Crest Care Center, LLC	DE
Belen Meadows Healthcare and Rehabilitation Center, LLC	DE
Blue River Rehabilitation Center, LLC	DE
Briarcliff Nursing and Rehabilitation Center GP, LLC	DE
Briarcliff Nursing and Rehabilitation Center, LP	DE
Brier Oak on Sunset, LLC	DE
Cameron Nursing and Rehabilitation Center, LLC	DE
Canyon Transitional Rehabilitation Center, LLC	DE
Carehouse Healthcare Center, LLC	DE
Carmel Hills Healthcare and Rehabilitation Center, LLC	DE
Chestnut Property, LLC	DE
City View Villa, LLC	DE
Clairmont Beaumont GP, LLC	DE
Clairmont Beaumont, LP	DE
Clairmont Longview GP, LLC	DE
Clairmont Longview, LP	DE
Clovis Healthcare and Rehabilitation Center, LLC	DE
Colonial New Braunfels Care Center, LP	DE
Colonial New Braunfels GP, LLC	DE
Colonial Tyler Care Center, LP	DE
Colonial Tyler GP, LLC	DE
Coronado Nursing Center GP, LLC	DE
Coronado Nursing Center, LP	DE
Devonshire Care Center, LLC	DE
East Rusholme Property, LLC	DE
East Sunrise Property, LLC	DE
East Walnut Property, LLC	DE
Elmcrest Care Center, LLC	DE
Euclid Property, LLC	DE
Eureka Healthcare and Rehabilitation Center, LLC	DE
Flatonia Oak Manor GP, LLC	DE
Flatonia Oak Manor, LP	DE
Fort Worth Center of Rehabilitation, LLC	DE

Name of Company	State of Organization
Fountain Care Center, LLC	DE
Fountain Senior Assisted Living, LLC	DE
Fountain View Reinsurance, Inc.	Cayman Islands
Fountain View Subacute and Nursing Center, LLC	DE
Glen Hendren Property, LLC	DE
Granada Healthcare and Rehabilitation Center, LLC	DE
Guadalupe Valley Nursing Center GP, LLC	DE
Guadalupe Valley Nursing Center, LP	DE
Hallettsville Rehabilitation and Nursing Center, LP	DE
Hallettsville Rehabilitation GP, LLC	DE
Hallmark Investment Group, Inc.
Hallmark Rehabilitation GP, LLC	DE
Hancock Park Rehabilitation Center, LLC	DE
Hemet Senior Assisted Living, LLC	DE
Highland Healthcare and Rehabilitation Center, LLC	DE
Holmesdale Healthcare and Rehabilitation Center, LLC	DE
Holmesdale Property, LLC	DE
Hospice Care Investments, LLC	DE
Hospice Care of the West, LLC	DE
Hospitality Nursing and Rehabilitation Center, LP	DE
Hospitality Nursing GP, LLC	DE
Leasehold Resource Group, LLC	DE
Liberty Terrace Healthcare and Rehabilitation Center, LLC	DE
Live Oak Nursing Center GP, LLC	DE
Live Oak Nursing Center, LP	DE
Louisburg Healthcare and Rehabilitation Center, LLC	DE
Montebello Care Center, LLC	DE
Monument Rehabilitation and Nursing Center, LP	DE
Monument Rehabilitation GP, LLC	DE
Oak Crest Nursing Center GP, LLC	DE
Oak Crest Nursing Center, LP	DE
Oakland Manor GP, LLC	DE
Oakland Manor Nursing Center, LP	DE
Pacific Healthcare and Rehabilitation Center, LLC	DE
Preferred Design, LLC	DE
Richmond Healthcare and Rehabilitation Center, LLC	DE
Rio Hondo Subacute and Nursing Center, LLC	DE
Riverview Des Moines Property, LLC	DE
Rossville Healthcare and Rehabilitation Center, LLC	DE
Royalwood Care Center, LLC	DE
Sandpiper Healthcare and Rehabilitation Center, LLC	DE
Seaview Healthcare and Rehabilitation Center, LLC	DE
Sharon Care Center, LLC	DE
Shawnee Gardens Healthcare and Rehabilitation Center, LLC	DE

Name of Company	State of Organization
SHG Resources, LP	DE
Skies Healthcare and Rehabilitation Center, LLC	DE
Skilled Healthcare, LLC	DE
South Swope Property, LLC	DE
Southwest Payroll Services LLC	DE
Southwood Care Center GP, LLC	DE
Southwood Care Center, LP	DE
Spring Senior Assisted Living, LLC	DE
St. Anthony Healthcare and Rehabilitation Center, LLC	DE
St. Catherine Healthcare and Rehabilitation Center, LLC	DE
St. Elizabeth Healthcare and Rehabilitation Center, LLC	DE
St. John Healthcare and Rehabilitation Center, LLC	DE
St. Joseph Transitional Rehabilitation Center, LLC	DE
St. Luke Healthcare and Rehabilitation Center, LLC	DE
St. Mary Healthcare and Rehabilitation Center, LLC	DE
St. Theresa Healthcare and Rehabilitation Center, LLC	DE
Summit Care Corporation	DE
Summit Care Pharmacy, Inc.	DE
Sycamore Park Care Center, LLC	DE
Texas Cityview Care Center GP, LLC	DE
Texas Cityview Care Center, LP	DE
Texas Heritage Oaks Nursing and Rehabilitation Center GP, LLC	DE
Texas Heritage Oaks Nursing and Rehabilitation Center, LP	DE
The Clairmont Tyler GP, LLC	DE
The Clairmont Tyler, LP	DE
The Dallas Center of Rehabilitation, LLC	DE
The Earlwood, LLC	DE
The Heights of Summerlin, LLC	DE
The Rehabilitation Center of Albuquerque, LLC	DE
The Rehabilitation Center of Des Moines, LLC	DE
The Rehabilitation Center of Independence, LLC	DE
The Rehabilitation Center of Raymore, LLC	DE
The Woodlands Healthcare Center GP, LLC	DE
The Woodlands Healthcare Center, LP	DE
Town and Country Manor GP, LLC	DE
Town and Country Manor, LP	DE
Valley Healthcare Center, LLC	DE
Villa Maria Healthcare Center, LLC	DE
Vintage Park at Atchison, LLC	DE
Vintage Park at Baldwin City, LLC	DE
Vintage Park at Eureka, LLC	DE
Vintage Park at Fredonia, LLC	DE
Vintage Park at Gardner, LLC	DE
Vintage Park at Hiawatha, LLC	DE
Vintage Park at Holton, LLC	DE

Name of Company	State of Organization
Vintage Park at Lenexa, LLC	DE
Vintage Park at Louisburg, LLC	DE
Vintage Park at Neodesha, LLC	DE
Vintage Park at Osage City, LLC	DE
Vintage Park at Osawatomie, LLC	DE
Vintage Park at Ottawa, LLC	DE
Vintage Park at Paola, LLC	DE
Vintage Park at Stanley, LLC	DE
Vintage Park at Tonganoxie, LLC	DE
Vintage Park at Wamego, LLC	DE
Vintage Park at Waterfront, LLC	DE
Wathena Healthcare and Rehabilitation Center, LLC	DE
West Side Campus of Care GP, LLC	DE
West Side Campus of Care, LP	DE
Willow Creek Healthcare Center, LLC	DE
Woodland Care Center, LLC	DE

Skilled Healthcare Group, Inc.
(formerly SHG Holdings, Inc.)
DE Corporation, CA Qualified
Hospice Care Investments, LLC
DE LLC
Hospice Care of the West, LLC
DE LLC, Qualified in CA, TX, NM
(a/k/a "Hospice of the West GP, LLC" in TX
(dba "Hospice of the Sandias" in NM)
Southwest Payroll Services, LLC
Payroll Services
DE LLC, Qualified in CA, IA, KS, NV, MO
Fountain View Reinsurance, Ltd.
Cayman Captive
Skilled Healthcare, LLC
Administrative Services
DE LLC, Qualified in CA, TX, KS, NM
Preferred Design, LLC
Design Services
DE LLC, Qualified in AR & MO
Hallmark Investment Group, Inc.
(formerly Locomotion Holdings, Inc.) DE Corp, Qualified in CA
Hallmark Rehabilitation GP, LLC
DE LLC, Qualified in CA, TX, NV, KS, MO, IA
(1/2008 dissolved in AZ) (1/2008 dissolved in IL)
Summit Care Corporation
DE Corporation, Qualified in CA
99% L.P.
99% L.P.
1% G.P.
Leasehold Resource Group, LLC
(fka Secured Resource Management GP, LLC)
DE LLC, Qualified in CA & TX
(Real Property Leaseholder)
SHG Resources, LP
(fka SHG Secured Resources, LP)
DE LP, Qualified in CA, KS & TX
(Real Property Owner)
DE LLCs, Qualified in IA
(IA Real Property Owners)
Riverview Des Moines Property, LLC
East Rusholme Property, LLC
DE LLCs, Qualified in MO
(MO Real Property Owners)
Chestnut Property, LLC
East Sunrise Property, LLC
East Walnut Property, LLC
Euclid Property, LLC
Glenwood Property, LLC
Holmesdale Property, LLC
South Swope Property, LLC
DE LLCs, Qualified in KS
Baldwin Healthcare and Rehabilitation Center, LLC
Highland Healthcare and Rehabilitation Center, LLC
Louisburg Healthcare and Rehabilitation Center, LLC
Richmond Healthcare and Rehabilitation Center, LLC
Rossville Healthcare and Rehabilitation Center, LLC
Sandpiper Healthcare and Rehabilitation Center, LLC
Shawnee Gardens Healthcare and Rehabilitation Center, LLC
Vintage Park at Atchison, LLC
Vintage Park at Baldwin City, LLC
Vintage Park at Eureka, LLC
Vintage Park at Fredonia, LLC
Vintage Park at Gardner, LLC
Vintage Park at Hiawatha, LLC
Vintage Park at Holton, LLC
Vintage Park at Lenexa, LLC
Vintage Park at Louisburg, LLC
Vintage Park at Neodesha, LLC
Vintage Park at Osage City, LLC
Vintage Park at Osawatomie, LLC
Vintage Park at Ottawa, LLC
Vintage Park at Paola, LLC
Vintage Park at Stanley, LLC
Vintage Park at Tonganoxie, LLC
Vintage Park at Wamego, LLC
Vintage Park at Waterfront, LLC
Wathena Healthcare and Rehabilitation Center, LLC
DE LLCs, Qualified in MO
Blue River Rehabilitation Center, LLC
Cameron Nursing and Rehabilitation Center, LLC
Carrell Hills Healthcare and Rehabilitation Center, LLC
Holmesdale Healthcare and Rehabilitation Center, LLC
Liberty Terrace Healthcare and Rehabilitation Center, LLC
The Rehabilitation Center of Independence, LLC
The Rehabilitation Center of Raytown, LLC
DE LLCs, Qualified in IA
The Rehabilitation Center of Des Moines, LLC
St. Mary Healthcare and Rehabilitation Center, LLC
DE LLC's, Qualified in NM
Albuquerque Heights Healthcare and Rehabilitation Center, LLC
Belen Meadows Healthcare and Rehabilitation Center, LLC
Canyon Transitional Rehabilitation Center, LLC
Clovis Healthcare and Rehabilitation Center, LLC
Skies Healthcare and Rehabilitation Center, LLC
St. Anthony Healthcare and Rehabilitation Center, LLC
St. Catherine Healthcare and Rehabilitation Center, LLC
St. John Healthcare and Rehabilitation Center, LLC
St. Theresa Healthcare and Rehabilitation Center, LLC
The Rehabilitation Center of Albuquerque, LLC
DE LLC, Qualified in NV
The Heights of Summerlin, LLC
St. Joseph Transitional Rehabilitation Center, LLC
DE LLCs, Qualified in TX
Briarcliff Nursing and Rehabilitation Center GP, LLC
Clairmont Beaumont GP, LLC
Clairmont Longview GP, LLC
Colonial New Braunfels GP, LLC
Colonial Tyler GP, LLC
Coronado Nursing Center GP, LLC
Flatonia Oak Manor GP, LLC
Guadalupe Valley Nursing Center GP, LLC
Hallettsville Rehabilitation GP, LLC
Hospitality Nursing GP, LLC
Live Oak Nursing Center GP, LLC
Monument Rehabilitation GP, LLC
Oak Crest Nursing Center GP, LLC
Oakland Manor GP, LLC
Southwood Care Center GP, LLC
Texas Cityview Care Center GP, LLC
Texas Heritage Oaks Nursing and Rehabilitation Center GP, LLC
The Clairmont Tyler GP, LLC
Town and Country Manor GP, LLC
West Side Campus of Care GP, LLC
The Woodlands Healthcare Center GP, LLC
1% G.P.
Texas Operators – DE LPs, TX Qualified
Briarcliff Nursing and Rehabilitation Center, LP
Clairmont Beaumont, LP
Clairmont Longview, LP
Colonial New Braunfels Care Center, LP dba Colonial Manor Care Center
Colonial Tyler Care Center, LP
Coronado Nursing Center, LP
Flatonia Oak Manor, LP dba Oak Manor Nursing Center
Guadalupe Valley Nursing Center, LP
Hallettsville Rehabilitation and Nursing Center, LP
Hospitality Nursing and Rehabilitation Center, LP dba Lubbock Hospitality House Nursing and Rehabilitation Center
Live Oak Nursing Center, LP
Monument Rehabilitation and Nursing Center, LP dba Monument Hill Rehabilitation and Nursing Center
Oak Crest Nursing Center, LP
Oakland Manor Nursing Center, LP
Southwood Care Center, LP
Texas Cityview Care Center, LP dba Cityview Care Center
Texas Heritage Oaks Nursing and Rehabilitation Center, LP dba Heritage Oaks Nursing and Rehabilitation Center
The Clairmont Tyler, LP
Town and Country Manor, LP
West Side Campus of Care, LP
The Woodlands Healthcare Center, LP
Texas Operators – DE LLCs, TX Qualified
Fort Worth Center of Rehabilitation, LLC
The Dallas Center of Rehabilitation, LLC (fka SHG Project Dallas, LLC)
Summit Care Pharmacy, Inc.
dba Skilled Care Pharmacy
DE Corporation, CA Qualified
APS-Summit Care Pharmacy, LLC
DE LLC, TX Qualified
(Joint venture in Texas with APS Acquisition, LLC)
DE LLCs, Qualified in CA
(CA Fee Operators)
Carehouse Healthcare Center, LLC
Devonshire Care Center, LLC
Elmcrest Care Center, LLC
Fountain Care Center, LLC
Fountain Senior Assisted Living, LLC
Spring Senior Assisted Living, LLC
The Earlwood, LLC
Valley Healthcare Center, LLC
Villa Maria Healthcare Center, LLC
dba Villa Maria Care Center
Willow Creek Healthcare Center, LLC
Eureka Healthcare and Rehabilitation Center, LLC
Granada Healthcare and Rehabilitation Center, LLC
Pacific Healthcare and Rehabilitation Center, LLC
Seaview Healthcare and Rehabilitation Center, LLC
DE LLCs, Qualified in CA
(CA Leasehold Operators)
Alexandria Care Center, LLC
Alta Care Center, LLC dba Alta Gardens Care Center
Anaheim Terrace Care Center, LLC
Bay Crest Care Center, LLC
Briar Oak on Sunset, LLC
City View Villa, LLC (formerly Hancock Park Senior Assisted Living, LLC)
Fountain View Subacute and Nursing Center, LLC
Hancock Park Rehabilitation Center, LLC
Hemet Senior Assisted Living, LLC
Montebello Care Center, LLC
Rio Hondo Subacute and Nursing Center, LLC
Royalwood Care Center, LLC
Sharon Care Center, LLC
St. Elizabeth Healthcare and Rehabilitation Center, LLC
St. Luke Healthcare and Rehabilitation Center, LLC
Sycamore Park Care Center, LLC
Woodland Care Center, LLC
Key:
Corporation
Limited Liability Company Regarded
Limited Partnership
Limited Liability Company Disregarded
Limited Partnership Disregarded
Limited Liability Company Joint Venture
Direct Subsidiary
Limited Partner Interest
General Partner Interest
Passive Venture Interest
As of 02-24-2010
All California qualified LLCs will check the box for corporate tax treatment
Texas general partners LLCs will not be qualified in California and will be disregarded entities for federal tax purposes entities have been dissolved; (2) Hancock Park Senior Assisted Living, LLC has been

SCHEDULE 5.5B

REAL PROPERTY

1.	Fee-Owned Property

Facility / Operator / Lessee	Address	Fee Owner / Landlord / Lessor

Baldwin Healthcare and Rehabilitation Center, LLC	1223 Orchard Lane, Baldwin City, KS 66006	SHG Resources, LP

Briarcliff Nursing and Rehabilitation Center, LP	3201 N. Ware Rd., McAllen, TX 78501	SHG Resources, LP

Carehouse Healthcare Center, LLC	1800 Old Tustin Rd., Santa Ana, CA 92705	SHG Resources, LP

Clairmont Beaumont, LP	1020 S. 23rd Street, Beaumont, TX 77707	SHG Resources, LP

Clairmont Longview, LP	3201 N. Fourth, Longview, TX 75605	SHG Resources, LP

The Clairmont Tyler, LP	900 South Baxter, Tyler, TX 75701	SHG Resources, LP

Colonial New Braunfels Care Center, LP dba Colonial Manor Care Center	821 US Highway 81 West, New Braunfels, TX 78130	SHG Resources, LP

Colonial Tyler Care Center, LP	930 S. Baxter, Tyler, TX 75701	SHG Resources, LP

Coronado Nursing Center, LP	1751 N. 15th Street, Abilene, TX 79603	SHG Resources, LP

Devonshire Care Center, LLC	1350 Devonshire Ave., Hemet, CA 92544	SHG Resources, LP

Eureka Healthcare and Rehabilitation Center, LLC	2353 23rd Street, Eureka, CA 95501	SHG Resources, LP

The Earlwood, LLC	20820 Earl Street, Torrance, CA 90503	SHG Resources, LP

Flatonia Oak Manor, LP	624 N. Converse St., Flatonia, TX 78941	SHG Resources, LP

Fountain Care Center, LLC	1835 W. La Veta Ave., Orange, CA 92868	SHG Resources, LP

Fountain Senior Assisted Living, LLC	1800 W. Culver Ave., Orange, CA 92868	SHG Resources, LP

Granada Healthcare and Rehabilitation Center, LLC	2885 Harris Street, Eureka, CA 95503	SHG Resources, LP

Guadalupe Valley Nursing Center, LP	1210 Eastwood Dr., Seguin, TX 78155	SHG Resources, LP

Facility / Operator / Lessee	Address	Fee Owner / Landlord / Lessor

Hallettsville Rehabilitation and Nursing Center, LP	825 West Fairwinds Street, Hallettsville, TX 77964	SHG Resources, LP

Highland Healthcare and Rehabilitation Center, LLC	402 South Avenue, Highland, KS 66035	SHG Resources, LP

Hospitality Nursing and Rehabilitation Center, LP dba Lubbock Hospitality House Nursing and Rehabilitation Center	4710 Slide Rd., Lubbock, TX 79414	SHG Resources, LP

Live Oak Nursing Center, LP	2951 Highway 281, George West, TX 78022	SHG Resources, LP

Louisburg Healthcare and Rehabilitation Center, LLC	1200 S. Broadway, Louisburg, KS 66053	SHG Resources, LP

Monument Rehabilitation and Nursing Center, LP dba Monument Hill Rehabilitation and Nursing Center	120 State Loop 92, La Grange, TX 78945	SHG Resources, LP

Oak Crest Nursing Center, LP	1902 FM 3036, Rockport, TX 78382	SHG Resources, LP

Oakland Manor Nursing Center, LP	1400 N. Main St., Giddings, TX 78942	SHG Resources, LP

Pacific Healthcare and Rehabilitation Center, LLC	2211 Harrison Ave., Eureka, CA 95501	SHG Resources, LP

Richmond Healthcare and Rehabilitation Center, LLC	340 South Street, Richmond, KS 66080	SHG Resources, LP

Rossville Healthcare and Rehabilitation Center, LLC	600 Perry, Rossville, KS 66533	SHG Resources, LP

Seaview Healthcare and Rehabilitation Center, LLC	6400 Purdue Dr., Eureka, CA 95503	SHG Resources, LP

Shawnee Gardens Healthcare and Rehabilitation Center, LLC	6416 Long, Shawnee, KS 66216	SHG Resources, LP

Southwood Care Center, LP	3759 Valley View Rd., Austin, TX 78704	SHG Resources, LP

Texas Cityview Care Center, LP	5801 Bryant Irvin Rd., Ft. Worth, TX 76132	SHG Resources, LP

Texas Heritage Oaks Nursing and Rehabilitation Center, LP	5301 University, Lubbock, TX 79413	SHG Resources, LP

Town and Country Manor, LP	625 N. Main Street, Boerne, TX 78006	SHG Resources, LP

Spring Senior Assisted Living, LLC	20900 Earl Street, Torrance, CA 90503	SHG Resources, LP

Facility / Operator / Lessee	Address	Fee Owner / Landlord / Lessor

Valley Healthcare Center, LLC	4840 E. Tulare Ave., Fresno, CA 93727	SHG Resources, LP

Villa Maria Healthcare Center, LLC	425 E. Barcellus Ave., Santa Maria, CA 93454	SHG Resources, LP

Vintage Park at Atchison, LLC	1301 North 4th Street, Atchison, KS 66002	SHG Resources, LP

Vintage Park at Baldwin City, LLC	321 Crimson Avenue, Baldwin, KS 66006	SHG Resources, LP

Vintage Park at Gardner, LLC	869 Juniper Terrace, Gardner, KS 66030	SHG Resources, LP

Vintage Park at Lenexa, LLC	8710 Caenen Lake Drive, Lenexa, KS 66216	SHG Resources, LP

Vintage Park at Louisburg, LLC	202 South Rogers Road, Louisburg, KS 66053	SHG Resources, LP

Vintage Park at Osawatomie, LLC	1520 Parker Avenue, Osawatomie, KS 66064	SHG Resources, LP

Vintage Park at Paola, LLC	601 North East Street, Paola, KS 66072	SHG Resources, LP

Vintage Park at Stanley, LLC	14430 Metcalf, Overland Park, KS 66223	SHG Resources, LP

Vintage Park at Ottawa, LLC	[vacant land]	SHG Resources, LP

Wathena Healthcare and Rehabilitation Center, LLC	2112 W. Highway 36, Wathena, KS 66090	SHG Resources, LP

West Side Campus of Care, LP	1950 Las Vegas Trail South, White Settlement, TX 76108	SHG Resources, LP

Willow Creek Healthcare Center, LLC	650 W. Alluvil, Clovis, CA 93611	SHG Resources, LP

The Woodlands Healthcare Center, LP	4650 S. Panther Creek Dr., The Woodlands, TX 77381	SHG Resources, LP

Sandpiper Healthcare and Rehabilitation Center, LLC	5808 W. 8th Street, Wichita, KS 67212[1]	SHG Resources, LP

Vintage Park at Waterfront, LLC	900 N. Bay Shore Drive, Wichita, KS 67212[1]	SHG Resources, LP

Albuquerque Heights Healthcare and Rehabilitation Center, LLC	103 Hospital Loop NE, Albuquerque, NM 87109	SHG Resources, LP

[1]	Although two street addresses and two separate facilities are owned by SHG Resources, LP, these items represent one contiguous fee owned property.

Facility / Operator / Lessee	Address	Fee Owner / Landlord / Lessor

Canyon Transitional Rehabilitation Center, LLC	10101 Lagrima de Oro NE, Albuquerque, NM 87111	SHG Resources, LP

The Rehabilitation Center of Des Moines, LLC	701 Riverview Street, Des Moines, Iowa 50316	Riverview Des Moines Property, LLC

St. Mary Healthcare and Rehabilitation Center, LLC	800 East Rusholme Street, Davenport, Iowa 52803	East Rusholme Property, LLC

Elmcrest Care Center, LLC	3111 Santa Anita Ave, El Monte, CA 91733	SHG Resources, LP

St. Elizabeth Healthcare and Rehabilitation Center, LLC	2800 North Harbor Blvd., Fullerton, Ca 92835	SHG Resources, LP

The Dallas Center of Rehabilitation, LLC	4200 Live Oak, Dallas, Texas 75204	SHG Resources, LP

Vintage Park at Eureka, LLC	1820 E River St, Eureka, Kansas, 67045	SHG Resources, LP

Vintage Park at Neodesha, LLC	40 Fir Street, Neodesha, Kansas 66757	SHG Resources, LP

Vintage Park at Fredonia, LLC	2111 East Washington, St, Fredonia, Kansas 66736	SHG Resources, LP

Vintage Park at Osage City, LLC	1403 Laing Street, Osage City, Kansas 66523	SHG Resources, LP

Vintage Park at Wamego, LLC	1607 Fourth St., Wamego, Kansas 66547	SHG Resources, LP

Vintage Park at Holton, LLC	410 Juniper Drive, Holton, Kansas 66436	SHG Resources, LP

Vintage Park at Hiawatha, LLC	400 Kansas Ave, Hiawatha, Kansas 66434	SHG Resources, LP

Vintage Park at Tonganoxie, LLC	120 W. 8th Street, Tonganoxie, Kansas 66086	SHG Resources, LP

Liberty Terrace Healthcare and Rehabilitation Center, LLC	2201 Glen Hendron Drive, Liberty, MO 64068	Glen Hendren Property, LLC

Carmel Hills Healthcare and Rehabilitation Center, LLC	810 East Walnut, Independence, MO 64050	E. Walnut Property, LLC

Holmesdale Healthcare and Rehabilitation Center, LLC	8033 Holmes Road, Kansas City, MO, 64131	Holmesdale Property, LLC

The Rehabilitation Center of Independence, LLC	1800 Swope Drive, Independence, MO 64057	South Swope Property, LLC

Cameron Nursing & Rehabilitation Center, LLC	801 Euclid, Cameron, MO 64429	Euclid Property, LLC

Facility / Operator / Lessee	Address	Fee Owner / Landlord / Lessor

Blue River Rehabilitation Center, LLC	10425 Chestnut, Kansas City, MO 64137	Chestnut Property, LLC

The Rehabilitation Center of Raymore, LLC	600 E. Sunrise Drive, Raymore, MO 64083	E. Sunrise Property, LLC

2.	Leasehold Property

Facility / Operator / Lessee	Address	Fee Owner / Landlord / Lessor
Royalwood Care Center, LLC	22520 Maple Ave., Torrance, CA 90505	David Kramer & Carrie Locke 484 Mobil Ave. Ste 37 Camarillo, CA 93010 (805) 987-8226
Brier Oak on Sunset, LLC	5154 Sunset Blvd., Los Angeles, CA 90027	Mr. Bernard Bubman, Mr. Arnold Freed & Ms. Irene Weiss c/o Mr. Bernard Bubman 17000 Ventura Blvd. Ste 315 Encino, CA 91316
Sharon Care Center, LLC	8167 W. Third Street, Los Angeles, CA 90048	Kuroi Properties LP 1801 Fairburn Ave. Los Angeles, CA 90025 R.E.M. Properties 1801 Fairburn Ave. Los Angeles, CA 90025 Eric Nabel (310) 474-4734
St. Luke Healthcare and Rehabilitation Center, LLC	2321 Newburg Rd., Fortuna, CA 95540	Luthern Home for the Aging of Humboldt County Gene Lucas 2321 Newburg Road Fortuna, CA 95540 707-725-4483
Bay Crest Care Center, LLC	3750 Garnet Street, Torrance, CA 90503	South Bay Sanitarium and Convalescent Hospital c/o Dr. Steve Brodie 17111 Village 17, Camarillo, CA 93012
Anaheim Terrace Care Center, LLC	141 S. Knott Avenue, Anaheim, CA 92804	Sam Menlo Trustee of the Menlo Trust c/o Quality Mgt 4221 Wilshire Blvd. Ste 210 Los Angeles, CA 90010 (323) 937-1050
Alexandria Care Center, LLC	1515 N Alexandria Ave., Los Angeles, CA 90027	Alexandria Convalescent Investments 316 N. Las Palmas Ave. Los Angeles, CA 90004 (wire transfer: Bank of America # 10339304329)
Hancock Park Rehabilitation Center, LLC	505 N. La Brea Ave., Los Angeles, CA 90036	La Brea Convalescent Investments 8417 Beverly Blvd. #205 Los Angeles, CA 90048
City View Villa, LLC	515 N. La Brea Ave., Los Angeles, CA 90036	La Brea Convalescent Investments 8417 Beverly Blvd. #205 Los Angeles, CA 90048
Fountain View Subacute and Nursing Center, LLC	5310 Fountain Ave., Los Angeles, CA 90029	Robert Snukal 10284 Century Wood Dr. Los Angeles, CA 90067

Facility / Operator / Lessee	Address	Fee Owner / Landlord / Lessor
Montebello Care Center, LLC	1035 W. Beverly Blvd., Montebello, CA 90640	Robert Snukal 10284 Century Wood Dr. Los Angeles, CA 90067
Rio Hondo Subacute and Nursing Center, LLC	273 E. Beverly Blvd., Montebello, CA 90640	Robert Snukal 10284 Century Wood Dr. Los Angeles, CA 90067
Sycamore Park Care Center, LLC	4585 N. Figueroa Street, Los Angeles, CA 90065	Robert Snukal 10284 Century Wood Dr. Los Angeles, CA 90067
Alta Care Center, LLC dba Alta Gardens Care Center	13075 Blackbird, Garden Grove, CA 92643	Michael Tralger & Co. 3111 Bel Aire Drive, Suite 11B Las Vegas, NV 89109
Hemet Senior Assisted Living, LLC - (Land Lease )	1353 E. Devonshire Ave., Hemet, CA 92544	I.T.E. Ltd. 6363 Christie Ave. # 2925 Emerville, CA 94608
Woodland Care Center, LLC	7120 Corbin Ave., Reseda, CA 91335	Uni-Cal Associates Nigro, Karlin & Segal 10100 Santa Monica Blvd., Ste 1300 Los Angeles, CA 90067
[Foothill Ranch Office] Skilled Healthcare Group, Inc.	27442 Portola Parkway, Suite 200, Foothill Ranch, CA 92610	CT Foothill 10/241, LLC 3501 Jamboree Road, Ste 2000 Newport Beach, CA 92660
[Sherman Oaks, CA Division Office] Skilled Healthcare, LLC	15233 Ventura Blvd, Suite 304, Sherman Oaks, CA 91403	Douglas Emmett Realty Fund 1997, c/o Douglas Emmentt and Company Director of Property Management 808 Wilshire Blvd. Ste 200 Santa Monica, CA 90401
The Heights of Summerlin, LLC	10550 Park Run Drive, Las Vegas, NV 89144	B.R. Summerlin, LLC 7335 Topanga Canyon Blvd., Suite 202 Canoga Park, CA 91303
The Heights of Summerlin, LLC	10550 Park Run Drive, Las Vegas, NV 89144	B.R. Summerlin, LLC 7335 Topanga Canyon Blvd., Suite 202 Canoga Park, CA 91303
The Rehabilitation Center of Albuquerque, LLC	5900 Forest Hills Drive, NE, Albuquerque, NM 87109	Presbyterian Healthcare Services 2501 Buena Vista Dr. SE Albuquerque, NM 87106 P.O. Box 26666 Albuquerque, NM 87125
Skies Healthcare and Rehabilitation Center, LLC	9150 McMahon NW, Albuquerque, NM 87144	Albuquerque Health Care, Ltd. P.O. Box 2335 Cleveland, TN 37320
St. Catherine Healthcare and Rehabilitation Center, LLC	5123 Juan Tabo Blvd, Albuquerque, NM 87111	Albuquerque Real Estate Investments, Inc. 31365 Oakcrest Drive, Suite 200 Westlake Village, California 91361

Facility / Operator / Lessee	Address	Fee Owner / Landlord / Lessor
St. John Healthcare and Rehabilitation Center, LLC	2216 Lester Drive NE, Albuquerque, NM 87112	Albuquerque Real Estate Investments, Inc. 31365 Oakcrest Drive, Suite 200 Westlake Village, California 91361
St. Theresa Healthcare and Rehabilitation Center, LLC	7900 Constitution Avenue N, Albuquerque, NM 871110	Albuquerque Real Estate Investments, Inc. 31365 Oakcrest Drive, Suite 200 Westlake Village, California 91361
Belen Meadows Healthcare and Rehabilitation Center, LLC	1831 Camino Del Llano, Belen, NM 87002	Belen Health Care, Ltd. P.O. Box 2335 Cleveland, TN 37320
St. Anthony Healthcare and Rehabilitation Center, LLC	1400 West 21st St, Clovis, NM 88101	Albuquerque Real Estate Investments, Inc. 31365 Oakcrest Drive, Suite 200 Westlake Village, California 91361
Clovis Healthcare and Rehabilitation Center, LLC	1201 N. Norris St., Clovis, NM 88101	Albuquerque Real Estate Investments, Inc. 31365 Oakcrest Drive, Suite 200 Westlake Village, California 91361
St. Joseph Transitional Rehabilitation Center, LLC	2035 West Charleston Blvd., Las Vegas, NV 89102	Charleston Associates Nigro, Karlin & Segal 10100 Santa Monica Blvd., Ste 1300 Los Angeles, CA 90067
[DCR Parking Lot] SHG Resources, LP	4208 Live Oak Street Dallas, TX 75206	Dale Parsons & Associates 8117 Preston Rd., Suite 687 Dallas, TX 75225
[Hallmark Plano Office] Hallmark Rehabilitation GP, LLC	710 E. Park Blvd., Suite 210 Plano, TX 75074	RMB Brandywine Place, Ltd. PO Box 794005 Dallas, TX 75379
[Hospice Anaheim Office] Hospice Care of the West, LLC	505 N. Euclid Street, Suite 480 Anaheim, CA 92801	Anaheim Place Partners, L.P. 6 Venture, Suite 100 Irvine, CA 92618
[Hospice Clovis Office] Hospice Care of the West, LLC dba Hospice of the Sandias	514 Mitchell Street 516 Mitchell Street Clovis, NM 88101	Robert R. Gressett & Nancye J. Gressett, Co-Trustees of the Robert R. Gressett Family Living Trust dated June 23, 2006 1605 Fairway Terrace Clovis, NM 88101
[Overland Park Office] Skilled Healthcare, LLC	10540 Barkley, Suite 240 Overland Park, KS 66212	105th & Barkley, LLC 10580 Barkley, Ste 455 Overland Park, KS 66212
[Preferred Design AR Office] Preferred Design, LLC	31 E. Center Street, Suites 208-210 Fayetteville, AR 72701	Houses Incorporated 217 North East Avenue Fayetteville, AR 72701
[San Antonio Office] Skilled Healthcare, LLC	19365 FM 2252, Suite 5, Garden Ridge, TX	Tony Overman, dba Overman Properties IV 18965 FM 2252 Garden Ridge, TX 78266

SCHEDULE 5.5C

INTELLECTUAL PROPERTY

All federal, state and foreign registrations of and applications for Intellectual Property, and all unregistered Intellectual Property, that are owned or licensed by Company or any of its Subsidiaries on the Closing Date are listed below:

U.S. Trademarks:

Registered Owner	Trademark Description	Registration Number	Registration Date
Summit Care Corporation	Design of a man with outstretched arms standing on top of a medicinal tablet	2197216	10/20/98
Summit Care Pharmacy, Inc.	“Innovative Solutions in Health Care”	2193214	10/06/98
Summit Care Pharmacy, Inc.	“Skilled Care Pharmacy”	2325082	03/07/00
Summit Care Corporation	“SkilledCare Pharmacy” (including design of a man with outreached arms standing on top of a medicinal tablet)	2325083	03/07/00
Skilled Healthcare, LLC	Service Mark Principal Register: “Pulmonary Advantage” (the mark consists of standard characters without claim to any particular font, style, size, or color.	3506047	09/23/08
Skilled Healthcare, LLC	Service Mark Principal Register: “Renew” (the mark consists of the word “Renew” in stylized form.	3450606	6/17/08
Skilled Healthcare, LLC	Service Mark Principal Register	2985286	8/16/05
Skilled Care Pharmacy, LLC	Service Mark Principal Register:	3001318	9/27/05

	SCP Skilled Care Pharmacy (no claim is made to the exclusive right to use “Skilled Care Pharmacy”, apart from the mark as shown.)
Hospice Care Of The West, LLC	Service Mark Principal Register: Hospice Care of the West (no claim is made to the exclusive right to use “Hospice Care”, apart from the mark as shown.)	3001319	9/27/05
Skilled Healthcare, LLC	Service Mark Principal Register: Skilled Healthcare (No claim is made to the exclusive right to use “Skilled Healthcare”, apart from the mark as shown.)	3010897	11/1/05
Skilled Healthcare, LLC	Service Mark Principal Register: “Express Recovery” (no claim is made to the exclusive right to use “Recovery”, apart from the mark as shown.)	3017690	11/22/05
Hallmark Rehabilitation GP, LLC	Service Mark Principal Register: “Travelmark Staffing”: the mark consists of standard characters without claim to any particular font, style, size, or color.	3062925	2/28/06
Hallmark Rehabilitation GP, LLC	Service Mark Principal Register	3060161	2/21/06
Skilled Healthcare, LLC	Service Mark Principal Register	3058959	2/14/06

Hallmark Rehabilitation GP, LLC	Service Mark Principal Register: “Topaz” (the mark consists of standard characters without claim to any particular font, style, size, or color.)	3217884	3/13/07
Hallmark Rehabilitation GP, LLC	Service Mark Principal Register: “Stimulating Health Through Healing” (the mark consists of standard characters without claim to any particular font, style, size, or color.)	3217885	3/13/07
Hallmark Rehabilitation GP, LLC	Service Mark Principal Register	3233027	4/24/07
Hallmark Rehabilitation GP, LLC	Service Mark Principal Register: “Hallmark Rehabilitation”	3204969	2/6/07

Foreign Trademarks: None

U.S. Trademark Applications: None

U.S. Patents Issued: None

U.S. Patents Pending: None

Foreign Patents Issued: None

Foreign Patents Pending: None

U.S. Copyright Registrations: None

Foreign Copyright Registrations: None

Pending U.S. Copyright Registration Applications: None

Pending Foreign Copyright Registration Applications: None

SCHEDULE 5.6

LITIGATION

In re Skilled Healthcare Group, Inc. Securities Litigation

On July 24, 2009, a purported class action complaint captioned Shepardson v. Skilled Healthcare Group, Inc., et al. was filed in the U.S. District Court for the Central District of California against the Company, its Chairman and Chief Executive Officer, its current Chief Financial Officer, its former Chief Financial Officer, and investment banks that underwrote the Company’s initial public offering, on behalf of two classes of purchasers of its securities. On November 10, 2009, the District Court appointed lead plaintiffs and co-lead counsel, re-captioned the action In re Skilled Healthcare Group, Inc. Securities Litigation, and ordered that lead plaintiffs file an amended class action complaint. On January 12, 2010, lead plaintiffs filed an amended class action complaint against the Company, its Chairman and Chief Executive Officer, its Chief Operating Officer and President, its current Chief Financial Officer, its former Chief Financial Officer, its largest stockholder and related entities, and a director affiliated with that stockholder. One purported class consists of all persons other than defendants who purchased the Company’s Class A common stock pursuant or traceable to its Initial Public Offering. The second purported class consists of all persons other than defendants who purchased the Company’s Class A common stock from May 14, 2007, through June 9, 2009. The complaint, which seeks an unspecified amount of damages (including rescissory damages), asserts claims under the federal securities laws relating to its June 9, 2009 announcement that the Company would restate its financial statements for the period from January 1, 2006, to March 31, 2009, and that the restatement was likely to require cumulative charges against after-tax earnings in the aggregate amount of between $8.0 million and $9.0 million over the affected periods. The complaint also alleges that the Company’s registration statement and prospectus, financial statements, and public statements about its results of operations contained material false and misleading statements. The defendants have not yet responded to the amended class action complaint.

BMFEA Investigation

On April 15, 2009, two of the Company’s wholly owned companies, Eureka Healthcare and Rehabilitation Center, LLC, which operates Eureka Healthcare and Rehabilitation Center (the “Facility”), and Skilled Healthcare, LLC, the Administrative Services provider for the Facility, were served with a search warrant that relates to an investigation of the Facility by the California Attorney General’s Bureau of Medi-Cal Fraud & Elder Abuse (“BMFEA”). The search warrant related to, among other things, records, property and information regarding certain enumerated patients of the Facility and covered the period from January 1, 2007 through the date of the search.

Lavender (Bates) v. Skilled Healthcare Group, Inc.

On May 4, 2006, three plaintiffs filed a complaint against the Company in the Superior Court of California, Humboldt County, entitled Lavender (Bates) v. Skilled Healthcare Group, Inc. and twenty-three of its subsidiaries. In the complaint, the plaintiffs allege, among other things, that certain California-based facilities operated by the Company’s wholly owned operating companies failed to provide an adequate number of qualified personnel to care for their residents and misrepresented the quality of care provided in their facilities. Plaintiffs allege these failures violated, among other things, the residents’ rights, the California Health and Safety Code, the California Business and Professions Code and the Consumer Legal Remedies Act. Plaintiffs seek, among other things, restitution of money paid for services allegedly promised to, but not received by, facility residents during the period from September 1, 2003 to the present. The complaint further sought class certification of in excess of 32,000 plaintiffs as well as injunctive relief, punitive damages and attorneys’ fees.

In response to the complaint, the Company filed a demurrer. On November 28, 2006, the Humboldt Court denied the demurrer. On January 31, 2008, the Humboldt Court denied the Company’s motion for a protective order as to the names and addresses of residents within the facility and on April 7, 2008, the Humboldt Court granted plaintiffs’ motion to compel electronic discovery by the Company. On May 27, 2008, plaintiffs’ motion for class certification was heard, and the Humboldt Court entered its order granting plaintiffs’ motion for class certification on June 19, 2008. The Company subsequently petitioned the California Court of Appeal, First Appellate District, for a writ and reversal of the order granting class certification. The Court of Appeal denied the Company’s writ on November 6, 2008 and the Company accordingly filed a petition for review with the California Supreme Court. On January 21, 2009, the California Supreme Court denied the Company’s petition for review. The order granting class certification accordingly remains in place, and the action is proceeding as a class action. Primary professional liability insurance coverage has been exhausted for the policy year applicable to this case. The excess insurance carrier issuing the policy applicable to this case has issued its reservation of rights to preserve an assertion of non-coverage for this case due to the lack of any allegation of injury or harm to the plaintiffs. Trial in this matter commenced November 30, 2009 and is ongoing. Plaintiffs represented to the trial court that they will introduce purported evidence of personal injury to support their claims, and the Company has invited its excess carrier to reconsider its coverage position in light of the plaintiffs’ representations.

SCHEDULE 5.11

CERTAIN EMPLOYEE BENEFIT PLANS

None

SCHEDULE 5.13

ENVIRONMENTAL MATTERS

Those environmental matters set forth in the Phase I environmental studies prepared and previously sent to the Administrative Agent, for which a reliance letter was delivered to the Administrative Agent on or before June 15, 2005, as listed below; none of which, either individually or in the aggregate are reasonably expected to result in a Material Adverse Effect.

Subsidiary	Address
Baldwin Healthcare and Rehabilitation Center, LLC	1223 Orchard Lance, Baldwin City, KS 66006
Briarcliff Nursing and Rehabilitation Center, LP	3201 N. Ware Rd., McAllen, TX 78501
Carehouse Healthcare Center, LLC	1800 Old Tustin Rd., Santa Ana, CA 92705
Carson Senior Assisted Living, LLC	345 E. Carson St, Carson, CA 90745
Clairmont Beaumont, LP	1020 S. 23rd Street, Beaumont, TX 77707
Clairmont Longview, LP	3201 N. Fourth, Longview, TX 75605
The Clairmont Tyler, LP	900 South Baxter, Tyler, TX 75701
Colonial New Braunfels Care Center, LP dba Colonial Manor Care Center	821 US Highway 81 West, New Braunfels, TX 78130
Colonial Tyler Care Center, LP	930 S. Baxter, Tyler, TX 75701
Coronado Nursing Center, LP	1751 N. 15th Street, Abilene, TX 79603
Devonshire Healthcare Center, LLC	1350 Devonshire Ave., Hemet, CA 92544
The Earlwood, LLC	20820 Earl Street, Torrance, CA 90503
Flatonia Oak Manor, LP	624 N. Converse St., Flatonia, TX 78941
Fountain Care Center, LLC	1835 W. La Veta Ave., Orange, CA 92868
Fountain Senior Assisted Living, LLC	1800 W. Culver Ave., Orange, CA 92868
Guadalupe Valley Nursing Center, LP	1210 Eastwood Dr., Seguin, TX 78155
Hallettsville Rehabilitation and Nursing Center, LP	Highway 90A West, Hallettsville, TX 77964
The Heights of Summerlin, LLC	10550 Park Run Drive, Las Vegas, NV 89144
Highland Healthcare and Rehabilitation Center, LLC	402 South Avenue, Highland, KS 66035
Hospitality Nursing and Rehabilitation Center, LP dba Lubbock Hospitality House Nursing and Rehabilitation Center	4710 Slide Rd., Lubbock, TX 79414
Live Oak Nursing Center, LP	2951 Highway 281, George West, TX 78022
Louisburg Healthcare and Rehabilitation Center, LLC	1200 S. Broadway, Louisburg, KS 66053
Monument Rehabilitation and Nursing Center, LP	120 State Loop 92, La Grange, TX 78945
Oak Crest Nursing Center, LP	1902 FM 3036, Rockport, TX 78382

Subsidiary	Address
Oakland Manor Nursing Center, LP	1400 N. Main St., Giddings, TX 78942
Richmond Healthcare and Rehabilitation Center, LLC	340 South Street, Richmond, KS 66080
Rossville Healthcare and Rehabilitation Center, LLC	600 Perry, Rossville, KS 66533
Southwood Care Center, LP	3759 Valley View Rd., Austin, TX 78704
Texas Cityview Care Center, LP	5801 Bryant Irvin Rd., Ft. Worth, TX 76132
Texas Heritage Oaks Nursing and Rehabilitation Center, LP	5301 University, Lubbock, TX 79413
Town and Country Manor, LP	625 N. Main Street, Boerne, TX 78006
Shawnee Gardens Healthcare and Rehabilitation Center, LLC	6416 Long, Shawnee, KS 66216
Spring Senior Assisted Living, LLC	20900 Earl Street, Torrance, CA 90503
Valley Healthcare Center, LLC	4840 E. Tulare Ave., Fresno, CA 93727
Vintage Park at Atchison, LLC	1301 North 4th Street, Atchison, KS 66002
Vintage Park at Baldwin City, LLC	321 Crimson Avenue, Baldwin, KS 66006
Vintage Park at Gardner, LLC	869 Juniper Terrace, Gardner, KS 66030
Vintage Park at Lenexa, LLC	8710 Caenen Lake Drive, Lenexa, KS 66216
Vintage Park at Louisburg, LLC	202 South Rogers Road, Louisburg, KS 66053
Vintage Park at Osawatomie, LLC	1520 Parker Avenue, Osawatomie, KS 66064
Vintage Park at Paola, LLC	601 North East Street, Paola, KS 66072
Vintage Park at Stanley, LLC	14430 Metcalf, Overland Park, KS 66223
Vintage Park at Ottawa, LLC	[vacant land]
Villa Maria Healthcare Center, LLC	425 E. Barcellus Ave., Santa Maria, CA 93454
Wathena Healthcare and Rehabilitation Center, LLC	2114 W. Highway 36, Wathena, KS 66090
West Side Campus of Care, LP	1950 Las Vegas Trail South, White Settlement, TX 76108
Willow Creek Healthcare Center, LLC	650 W. Alluvil, Clovis, CA 93611
The Woodlands Healthcare Center, LP	4650 S. Panther Creek Dr., The Woodlands, TX 77381
Eureka Healthcare and Rehabilitation Center, LLC	2353 23rd Street, Eureka, CA 95501
Granada Healthcare and Rehabilitation Center, LLC	2885 Harris Street, Eureka, CA 95503
Pacific Healthcare and Rehabilitation Center, LLC	2211 Harrison Ave., Eureka, CA 95501
Seaview Healthcare and Rehabilitation Center, LLC	6400 Purdue Drive, Eureka, CA 95503
Hemet Senior Assisted Living, LLC	1353 E. Devonshire Ave., Hemet, CA 92544

SCHEDULE 7.1

CERTAIN EXISTING INDEBTEDNESS

The following capital leases are currently in place:

Property	Amount
St. Luke Healthcare & Rehabilitation Center, LLC	$2,260,317

SCHEDULE 7.2

CERTAIN EXISTING LIENS

[See attached.]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]		DELAWARE DEPARTMENT OF STATE U.C.C. FILING SECTION FILED 11:27 AM 12/09/2004 INITIAL FILING NUM: 4346804 0 AMENDMENT NUMBER: 0000000 SRV: 040888592
Dani Ashford	8008585294
B. SEND ACKNOWLEDGMENT TO: (Name and Address)

DILIGENZ, INC. 6500 HARBOR HEIGHTS PARKWAY SUITE 400 MUKILTEO WA 98275

1. DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names
OR	1a. ORGANIZATION’S NAME HOSPICE OF THE SANDIAS, LLC
	1b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	103 HOSPITAL LOOP NE	ALBOQUERQUE	NM	B7109	US
	1e. TYPE OF ORGANIZATION	1f. JURISDICTION OF ORGANIZATION

	LTD LIABILITY COMPANY	DE
2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names
OR	2a. ORGANIZATION’S NAME
	2b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION

3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)
OR	3a. ORGANIZATION’S NAME DELL FINANCIAL SERVICES, L.P.
	3b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	12234 N. IH-35 BLDG B	AUSTIN	TX	78753	US

5. ALTERNATIVE DESIGNATION - Lessee-Lessor
6.☐	This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]	7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]	☐All Debtors	☐ Debtor 1	☐ Debtor 2
8. OPTIONAL FILER REFERENCE DATA

[11007715]

UCC FINANCING STATEMENT ADDENDUM – COLLATERAL
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
9. NAME OF FIRST DEBTOR (1a or 1b) ON RELATED FINANCING STATEMENT
OR	9a. ORGANIZATION'S NAME HOSPICE OF THE SANDIAS, LLC
	9b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME,SUFFIX
This FINANCING STATEMENT covers the following collateral

All computer equipment and peripheral (collectively Equipment) wherever located heretofore or hereafter leased to Leasee by Lessor pursuant to that certain Equipment Lease #007081201-001 dated DECEMBER 08, 2004, and/or any other Equipment leased pursuant to Leases that are in substantially the same form attached, including without limitation all substitutions, additions accessions and replacements thereto, and thereof, now or hereafter installed in, affixed to, or used in, conjunction with the Equipment and proceeds thereof together with all rental or installment payments, insurance proceeds, other proceeds and payments due and to become due and arising from or relating to said Equipment.

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional] Karen Reynolds (714-384-4331)	DELAWARE DEPARTMENT OF STATE U.C.C. FILING SECTION FILED 02:52 PM 09/11/2007 INITIAL FILING # 4346804 0 AMENDMENT # 2007 3874087 SRV: 071004415

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Laurel Healthcare c/o Garrett DeFrenza Stiepel LLP 695 Town Center Drive, Suite 500 Costa Mesa, A 92626 Attn: Henry R. Stiepel, Esq.

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a.INITIAL FINANCING STATEMENT FILE # 43468040	12/9/04	1b. ☐	This FINANCING STATEMENT AMENDMENT is to be filed (for record) in the REAL ESTATE RECORDS.
2. ☒	TERMINATION: Effectiveness of the Financing statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.
3. ☐	CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Security party authorizing this Continuation Statement is continued for the additional period provided by applicable law.
4. ☐	ASSIGNMENT (full or partial): Give name of assignee in Item 7a or 7b and address of assignee in Item 7c; and also give name of assignor in in Item 9.

5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☐ Debtor or ☐Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in Items 6 and/or 7.

☐	CHANGE name and/or address: Give current record in item 5a or 5b; also give new name (If name change) in item 7a or 7b and/or new address (if address change) in item 7c.	☐	DELETE name: Give record name to be deleted in item 6a or 6b.	☐	ADD name: Complete Item 7a or 7b, and also item 7c; also complete items 7a-7g (if applicable).
6. CURRENT RECORD INFORMATION:

OR	6a. ORGANIZATION’S NAME
	6b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
7. CHANGED (NEW) OR ADDED INFORMATION.
OR	7a. ORGANIZATION’S NAME
	7b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
7c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY

7d. TAX ID#: SSN OR EIN	ADD’L INFO RE ORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION	7g. ORGANIZATIONAL ID #, if any	☐ NONE

8. AMENDMENT (COLLATERAL CHANGE): check only one box.
Described collateral ☐ deleted or ☐added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned.

9.	NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☒and enter name of DEBTOR authorizing this Amendment.

OR	9a. ORGANIZATION’S NAME Laurel Healthcare of Clovis, LLC
	9b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX
10. OPTIONAL FILER REFERENCE DATA Delaware Secretary of State

FILING OFFICE COPY – NATIONAL UCC FINANCING STATEMENT AMENDMENT (FORM UCC3)REV.07/29/98)

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]		DELAWARE DEPARTMENT OF STATE U.C.C. FILING SECTION FILED 11:54 AM 11/30/2006 INITIAL FILING NUM: 6416163 4 AMENDMENT NUMBER: 0000000 SRV: 061092645
8008335778
B. SEND ACKNOWLEDGMENT TO: (Name and Address)

UCC DIRECT SERVICES 2727 ALLEN PARKWAY SUITE 1000 HOUSTON TX 77019

1. DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names
OR	1a. ORGANIZATION’S NAME ST. LUKE HEALTHCARE AND REHABILITATION CENTER, LLC
	1b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	2321 NEWBURG ROAD	FORTUNA	CA	95540	US
	1e. TYPE OF ORGANIZATION	1f. JURISDICTION OF ORGANIZATION

	LTD LIABILITY COMPANY	DE
2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names
OR	2a. ORGANIZATION’S NAME
	2b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION

3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)
OR	3a. ORGANIZATION’S NAME RELATIONAL, LLC
	3b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	3701 ALCONQUIN ROAD	ROLLING MEADOWS	IL	60008	US

6. ☐	This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]	7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]	☐All Debtors	☐ Debtor 1	☐ Debtor 2
8. OPTIONAL FILER REFERENCE DATA

DE-0-22704653-SLHRC-LIEN 002

UCC FINANCING STATEMENT ADDENDUM – COLLATERAL
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
9. NAME OF FIRST DEBTOR (1a or 1b) ON RELATED FINANCING STATEMENT
OR	9a. ORGANIZATION’S NAME ST LUKE HEALTHCARE AND REHABILITATION CENTER, LLC
	9b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME,SUFFIX
This FINANCING STATEMENT covers the following collateral

“Debtor” is bailee of Equipment as described below hereto, leased by Relational, LLC, an Illinois Corporation, as owner to Skilled Healthcare Group, Inc. schedule number US–1195–001 as Lessee under Master Lease dated 02/13/2006.

This evidences Relational’s ownership, and not debt of bailee. Invoice# P.O. Number Qty Vendor Product # Equipment Description 20300863 US–1195–001–03 1 Empi 2798K VECTRA GENISYS 4 CHANNEL ELECTROTHERAPYSerial# 146620300863 US–1195–001–03 1 Empi 2759 VECTRA GENISYS SOUND HEAD APPLICATORSerial# 187020300863 US–1195–001–03 1 Empi 2759 VECTRA GENISYS ULTRASOUND W/5CM SOUND HEAD APPLICATORSerial# 145920300863 US–1195–001–03 1 Empi ME–391 METTLER 391 SHORTWAVE DIATHERMY W/COIL ACCSERIAL# 36–SW–180–0056EQUIPMENT LOCATION2321 NEWBURG ROADFORTUNA, CA. 95540

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]		DELAWARE DEPARTMENT OF STATE U.C.C. FILING SECTION FILED 03:24 PM 11/30/2006 INITIAL FILING NUM: 6416759 9 AMENDMENT NUMBER: 0000000 SRV: 061094392
8008335778
B. SEND ACKNOWLEDGMENT TO: (Name and Address)

UCC DIRECT SERVICES 2727 ALLEN PARKWAY SUITE 1000 HOUSTON TX 77019

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names
OR	1a. ORGANIZATION’S NAME TEXAS CITYVIEW CARE CENTER, LP
	1b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	5801 BRYANT IRVIN ROAD	FORTH WORTH	TX	76132	US
	1e. TYPE OF ORGANIZATION	1f. JURISDICTION OF ORGANIZATION

	LIMITED PARTNERSHIP	DE
2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names
OR	2a. ORGANIZATION’S NAME
	2b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION

3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)
OR	3a. ORGANIZATION’S NAME RELATIONAL, LLC
	3b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	3701 ALGONQUIN ROAD	ROLLING MEADOWS	IL	60008	US

6. ☐	This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]	7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]	☐ All Debtors	☐ Debtor 1	☐ Debtor 2
8. OPTIONAL FILER REFERENCE DATA

DE-0-22706859-TCCC-LIEN 002

UCC FINANCING STATEMENT ADDENDUM – COLLATERAL
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
9. NAME OF FIRST DEBTOR (1a or 1b) ON RELATED FINANCING STATEMENT
OR	9a. ORGANIZATION’S NAME TEXAS CITYVIEW CARE CENTER, LP
	9b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME,SUFFIX
This FINANCING STATEMENT covers the following collateral

“Debtor” is bailee of Equipment as described below hereto, leased by Relational, LLC, an Illinois Corporation, as owner to Skilled Healthcare Group, Inc. schedule number US-1195-001 as Lessee under Master Lease dated 02/13/2006. This evidences Relational’s ownership, and not debt of bailee. Invoice# P.O. Number Qty Vendor Product# Equipment Description 20288534 US-1195-001-01 1 Empi 2798K VECTRA GENISYS 4 CHANNEL ELECTROTHERAPYSerial# 123720288534 US-1195-001-01 1 Empi 27334 VECTRA GENISYS SOUND HEAD

APPLICATORSerial# 197620288534 US-1195-001-01 1 Empi 2759 VECTRA GENISYS ULTRASOUND W/5CM SOUND HEAD

APPLICATORSerial# 146320288534 US-1195-001-01 1 Empi ME–391 METTLER 391 SHORTWAVE DIATHERMY W/ COIL

ACCSERIAL# 105-SW-144-21EQUIPMENT LOCATION5801 BRYANT IRVIN ROADFORTH WORTH, TX.76132

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]		DELAWARE DEPARTMENT OF STATE U.C.C. FILING SECTION FILED 04:15 PM 11/29/2006 INITIAL FILING NUM: 6415241 9 AMENDMENT NUMBER: 0000000 SRV: 061089915
8008335778
B. SEND ACKNOWLEDGMENT TO: (Name and Address)

UCC DIRECT SERVICES 2727 ALLEN PARKWAY SUITE 1000 HOUSTON TX 77019

1. DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names
OR	1a. ORGANIZATION’S NAME VALLEY HEALTHCARE CENTER, LLC
	1b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	4840 EAST TULARE AVENUE	FRESNO	CA	93727	US
	1e. TYPE OF ORGANIZATION	1f. JURISDICTION OF ORGANIZATION

	LTD LIABILITY COMPANY	DE
2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names
OR	2a. ORGANIZATION’S NAME
	2b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION

3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)
OR	3a. ORGANIZATION’S NAME RELATIONAL, LLC
	3b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	3701 ALGONQUIN ROAD	ROLLING MEADOWS	IL	60008	US

6.☐	This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]	7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]	☐ All Debtors	☐ Debtor 1	☐ Debtor 2
8. OPTIONAL FILER REFERENCE DATA

DE-0-22634448-VHC-LIEN 002

UCC FINANCING STATEMENT ADDENDUM – COLLATERAL
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
9. NAME OF FIRST DEBTOR (1a or 1b) ON RELATED FINANCING STATEMENT
OR	9a. ORGANIZATION’S NAME VALLEY HEALTHCARE CENTER, LLC
	9b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME,SUFFIX
This FINANCING STATEMENT covers the following collateral

“Debtor” is bailee of Equipment as described below hereto, leased by Relational, LLC, an Illinois Corporation, as owner to Skilled Healthcare Group, Inc. schedule number US-1195-001 as Lessee under Master Lease dated 02/13/2006. This evidences Relational’s ownership, and not debt of bailee. Invoice# P.O. Number Qty Vendor Product# Equipment Description 20288516 US-1195-001-01 1 Empi 2798K VECTRA GENISYS 4 CHANNEL ELECTROTHERAPYSerial# 21820288516 US-1195-001-1 Empi 27334 VECTRA GENISYS SOUND HEAD APPLICATORSerial# 197120288516 US-1195-001-01 1 Empi 2759 VECTRA GENISYS ULTRASOUND W/5CM SOUND HEAD APPLICATORSSerial# 139920288516 US-1195-001-01 1 Empi ME-391 METTLER 391 SHORTWAVE DIATHERMY W/COIL ACCSERIAL# 125-SW-146-33EQUIPMENT LOCATION4840 EAST TULARE AVENUEFRESNO, CA. 93727

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]		DELAWARE DEPARTMENT OF STATE U.C.C. FILING SECTION FILED 01:07 PM 12/30/2004 INITIAL FILING NUM: 4368280 6 AMENDMENT NUMBER: 0000000 SRV: 040953454
4809911441
B. SEND ACKNOWLEDGMENT TO: (Name and Address)

LAW OFFICES OF JOHN W. WEIDMAN, P. C. 3116 E. SHEA BLVD. - #188 PHOENIX AZ 85028

1. DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names
OR	1a. ORGANIZATION’S NAME VALLEY MARIA CARE CENTER, LLC
	1b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	4310 E. GRANT ROAD	TUCSON	AZ	85712	US
	1e. TYPE OF ORGANIZATION	1f. JURISDICTION OF ORGANIZATION

	LTD LIABILITY COMPANY	DE
2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names
OR	2a. ORGANIZATION’S NAME
	2b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION

3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)
OR	3a. ORGANIZATION’S NAME INTER-TEL LEASING, INC.
	3b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	1140 WEST LOOP NORTH	HOUSTON	TX	77055	US

5. ALTERNATIVE DESIGNATION - Lessee - Lessor
6. ☐	This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]	7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]	☐ All Debtors	☐ Debtor 1	☐ Debtor 2
8. OPTIONAL FILER REFERENCE DATA

Villa Maria Care Center

UCC FINANCING STATEMENT ADDENDUM – COLLATERAL
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
9. NAME OF FIRST DEBTOR (1a or 1b) ON RELATED FINANCING STATEMENT
OR	9a. ORGANIZATION’S NAME VILLA MARIA CARE CENTER, LLC
	9b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME,SUFFIX
This FINANCING STATEMENT covers the following collateral

Axxess Telephone System, including all substitutions, modifications and replacements. This transaction is a Rental and is not intended by the parties as a security transaction: filing is only intended to make the Rental a matter of public record. 122438

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]		DELAWARE DEPARTMENT OF STATE U.C.C. FILING SECTION FILED 01:20 PM 03/07/2006 INITIAL FILING NUM: 6078175 7 AMENDMENT NUMBER: 0000000 SRV: 060222504
8008335778
B. SEND ACKNOWLEDGMENT TO: (Name and Address)

UCC DIRECT SERVICES 2727 ALLEN PARKWAY SUITE 1000 HOUSTON TX 77019

1. DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names
OR	1a. ORGANIZATION’S NAME VILLA MARIA CARE CENTER, LLC
	1b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	4310 E GRANT RD	TUCSON	AZ	85712	US
	1e. TYPE OF ORGANIZATION	1f. JURISDICTION OF ORGANIZATION

	LTD LIABILITY COMPANY	DE
2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names
OR	2a. ORGANIZATION’S NAME
	2b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION

3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)
OR	3a. ORGANIZATION’S NAME CARBAIDAV
	3b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	2010 MAIN STREET SUTIE 1150	IRVINE	CA	92614	US

5. ALTERNATIVE DESIGNATION - Lessee-Lessor
6. ☐	This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]	7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]	☐ All Debtors	☐ Debtor 1	☐ Debtor 2
8. OPTIONAL FILER REFERENCE DATA

DE-0-18269697-121288-001

UCC FINANCING STATEMENT ADDENDUM – COLLATERAL
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
9. NAME OF FIRST DEBTOR (1a or 1b) ON RELATED FINANCING STATEMENT
OR	9a. ORGANIZATION’S NAME VILLA MARIA CARE CENTER, LLC
	9b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME,SUFFIX
This FINANCING STATEMENT covers the following collateral

All equipment and other personal property, including but not limited to, furniture, fixtures and equipment subject to that certain Agreement Number LA#121288-001 dated 2/23/06, between Secured Party as Lessor/Creditor and Debtor as Lessee/Debtor, and subject to any and all existing and future schedules entered into pursuant to and incorporating said Agreement, together will all accessories, parts, attachments and appurtenances appertaining or attached to any of the Equipment, and all substitutions, trade-ins, proceeds, renewals and replacements of, and improvements and accessions to the Equipment LA#121288-001.

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]		DELAWARE DEPARTMENT OF STATE U.C.C. FILING SECTION FILED 05:02 PM 03/06/2009 INITIAL FILING # 2009 0719523 SRV: 090245906
Carolyn Gentry	7138440756
B. SEND ACKNOWLEDGMENT TO: (Name and Address)

MITEL LEASING, INC. 1140 WEST LOOP NORTH BOSTON TX 77055

1. DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names
OR	1a. ORGANIZATION’S NAME VILLA MARIA CARE CENTER, LLC
	1b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	4310 E GRANT RD	TUCSON	AZ	85712	US
	1e. TYPE OF ORGANIZATION	1f. JURISDICTION OF ORGANIZATION

	LTD LIABILITY COMPANY	DE
2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names
OR	2a. ORGANIZATION’S NAME
	2b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION

3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)
OR	3a. ORGANIZATION’S NAME MITEL LEASING, INC.
	3b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	1140 WEST LOOP NORTH	HOUSTON	TX	77055	US
4.	This FINANCING STATEMENT covers the following collateral:

Inter-tel CS5000 System, including all substitutions, modifications and replacements.

This transaction is a Rental and is not intended by the parties as a security transaction; filing is only intended to make the Rental a matter of public record.

122438

6. ☐	This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]	7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]	☐ All Debtors	☐ Debtor 1	☐ Debtor 2
8. OPTIONAL FILER REFERENCE DATA

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]		DELAWARE DEPARTMENT OF STATE U.C.C. FILING SECTION FILED 03:38 PM 11/29/2006 INITIAL FILING NUM: 6415116 3 AMENDMENT NUMBER: 0000000 SRV: 061089062
8008335778
B. SEND ACKNOWLEDGMENT TO: (Name and Address)

UCC DIRECT SERVICES 2727 ALLEN PARKWAY SUITE 1000 HOUSTON TX 77019

1. DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names
OR	1a. ORGANIZATION’S NAME WILLOW CREEK HEALTHCARE CENTER, LLC
	1b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	650 WEST ALLOVIAL	CLOVIS	CA	93611	US
	1e. TYPE OF ORGANIZATION	1f. JURISDICTION OF ORGANIZATION

	LTD LIABILITY COMPANY	DE
2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names
OR	2a. ORGANIZATION’S NAME
	2b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION

3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)
OR	3a. ORGANIZATION’S NAME RELATIONAL, LLC
	3b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	3701 ALGONQUIN ROAD	ROLLING MEADOWS	IL	60008	US

6. ☐	This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]	7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]	☐ All Debtors	☐ Debtor 1	☐ Debtor 2
8. OPTIONAL FILER REFERENCE DATA

DE-0-22633963-WCHC-LIEN 002

UCC FINANCING STATEMENT ADDENDUM – COLLATERAL
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
9. NAME OF FIRST DEBTOR (1a or 1b) ON RELATED FINANCING STATEMENT
OR	9a. ORGANIZATION’S NAME WILLOW CREEK HEALTHCARE CENTER, LLC
	9b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME,SUFFIX
This FINANCING STATEMENT covers the following collateral

“Debtor” is bailee of Equipment as described below hereto, leased by Relational, LLC, an Illinois Corporation, as owner to Skilled Healthcare Group, Inc. schedule number US-1195-001 as Lessee under Master Lease dated 02/13/2006.

This evidences Relational’s ownership, and not debt of bailee. Invoice#

P.O. Number Qty Vendor Product# Equipment Description 20288533 US-1195-001-01 1 Empi 2798K VECTRA GENISYS 4 CHANNEL ELECTROTHERAPYSerial# 110120288533 US-1195-001-01 1 Empi 27334 VECTRA GENISYS SOUND HEAD APPLICATORSerial # 192320288533 US-1195-001-01 1 Empi 2759 VECTRA GENISYS ULTRASOUND W/5CM SOUND HEAD APPLICATORSerial # 139220288533 US-1195-001-01 1 Empi ME-391 METTLER 391 SHORTWAVE DIATHERMY W/COIL ACCESERIAL# 125-SW-152EQUIPMENT LOCATION650 WEST ALLUVIALCLOVIS, CA. 93611

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]		DELAWARE DEPARTMENT OF STATE U.C.C. FILING SECTION FILED 02:46 PM 11/30/2006 INITIAL FILING NUM: 6416667 4 AMENDMENT NUMBER: 0000000 SRV: 061094075
8008335778
B. SEND ACKNOWLEDGMENT TO: (Name and Address)

UCC DIRECT SERVICES 2727 ALLEN PARKWAY SUITE 1000 HOUSTON TX 77019

1. DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names
OR	1a. ORGANIZATION’S NAME ANAHEIM TERRACE CARE CENTER, LLC
	1b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	141 SOUTH KNOTT AVENUE	ANAHEIM	CA	92804	US
	1e. TYPE OF ORGANIZATION	1f. JURISDICTION OF ORGANIZATION

	LTD LIABILITY COMPANY	DE
2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names
OR	2a. ORGANIZATION’S NAME
	2b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION

3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)
OR	3a. ORGANIZATION’S NAME RELATIONAL, LLC
	3b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	3701 ALGONQUIN ROAD	ROLLING MEADOWS	IL	60008	US

6. ☐	This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]	7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]	☐ All Debtors	☐ Debtor 1	☐ Debtor 2
8. OPTIONAL FILER REFERENCE DATA

DE-0-22706448-ATCC-LIEN 002

UCC FINANCING STATEMENT ADDENDUM – COLLATERAL
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
9. NAME OF FIRST DEBTOR (1a or 1b) ON RELATED FINANCING STATEMENT
OR	9a. ORGANIZATION’S NAME ANAHEIM TERRACE CARE CENTER, LLC
	9b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME,SUFFIX
This FINANCING STATEMENT covers the following collateral

“Debtor” is bailee of Equipment as described below hereto, leased by Relational, LLC, an Illinois Corporation, as owner to Skilled Healthcare Group, Inc. schedule number US-1195-001 as Lessee under Master Lease dated 02/13/2006. This evidences Relational’s ownership, and not debt of bailee. Invoice# P.O. Number Qty Vendor Product# Equipment Description 20295864 US-1195-001-05 1 Empi 2798K VECTRA GENISYS 4 CHANNEL ELECTROTHERAPYSerial# 147220301745 US-1195-001-05 1 Empi 27334 VECTRA GENISYS SOUND HEAD

APPLICATORSerial# 207020295864 US-1195-001-05 1 Empi 2759 VECTRA GENISYS ULTRASOUND W/5CM SOUND HEAD

APPLICATORSerial# 148720295864 US-1195-001-05 1 Empi ME-391 METTLER 391 SHORTWAVE DIATHERMY W/ COIL

ACCSERIAL# 36-SW-184-0058EQUIPMENT LOCATION141 SOUTH KNOTT ANENUEANAHEIM, CA. 92804

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]		DELAWARE DEPARTMENT OF STATE U.C.C. FILING SECTION FILED 02:54 PM 11/29/2006 INITIAL FILING NUM: 6414966 2 AMENDMENT NUMBER: 0000000 SRV: 061089208
8008335778
B. SEND ACKNOWLEDGMENT TO: (Name and Address)

UCC DIRECT SERVICES 2727 ALLEN PARKWAY SUITE 1000 HOUSTON TX 77019

1. DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names
OR	1a. ORGANIZATION’S NAME CAREHOUSE HEALTHCARE CENTER, LLC
	1b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	1800 OLD TUSTIN AVENUE	SANTA ANA	CA	92701	US
	1e. TYPE OF ORGANIZATION	1f. JURISDICTION OF ORGANIZATION

	LTD LIABILITY COMPANY	DE
2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names
OR	2a. ORGANIZATION’S NAME
	2b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION

3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)
OR	3a. ORGANIZATION’S NAME RELATIONAL, LLC
	3b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	3701 ALGONQUIN ROAD	ROLLING MEADOWS	IL	60008	US

6. ☐	This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]	7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]	☐ All Debtors	☐ Debtor 1	☐ Debtor 2
8. OPTIONAL FILER REFERENCE DATA

DE-0-22633498-CHC-LIEN 002

UCC FINANCING STATEMENT ADDENDUM – COLLATERAL
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
9. NAME OF FIRST DEBTOR (1a or 1b) ON RELATED FINANCING STATEMENT
OR	9a. ORGANIZATION’S NAME CAREHOUSE HEALTHCARE CENTER, LLC
	9b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME,SUFFIX
This FINANCING STATEMENT covers the following collateral

“Debtor” is bailee of Equipment as described below hereto, leased by Relational, LLC, an Illinois Corporation, as owner to Skilled Healthcare Group, Inc. schedule number US-1195-001 as Lessee under Master Lease dated 02/13/2006. This evidences Relational’s ownership, and not debt of bailee. Invoice# P.O. Number Qty Vendor Product# Equipment Description 20288615 US-1195-001-01 1 Empi 2798K VECTRA GENISYS 4 CHANNEL ELECTROTHERAPYSerial# 124720288615 US-1195-001-01 1 Empi 27334 VECTRA GENISYS SOUND HEAD

APPLICATORSerial# 191520288615 US-1195-001-01 1 Empi 2759 VECTRA GENISYS ULTRASOUND W/5CM SOUND HEAD

APPLICATORSerial# 138620288615 US-1195-001-01 1 Empi ME-391 METTLER 391 SHORTWAVE DIATHERMY W/ COIL

ACCSERIAL# 125-SW-158EQUIPMENT LOCATION1800 OLD TUSTIN AVENUESANTA ANA, CA. 92701

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]		DELAWARE DEPARTMENT OF STATE U.C.C. FILING SECTION FILED 01:06 PM 03/05/2008 INITIAL FILING # 2008 0791226 SRV: 080285027
8008335778
B. SEND ACKNOWLEDGMENT TO: (Name and Address)

UCC DIRECT SERVICES 2727 ALLEN PARKWAY SUITE 1000 HOUSTON TX 77019

1. DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names
OR	1a. ORGANIZATION’S NAME HALLMARK REHABILITATION GP, LLC
	1b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	19365 FM 2252 SUITE 5	GARDEN RIDGE	TX	78265	US
	1e. TYPE OF ORGANIZATION	1f. JURISDICTION OF ORGANIZATION

	LTD LIABILITY COMPANY	DE
2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names
OR	2a. ORGANIZATION’S NAME
	2b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION

3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)
OR	3a. ORGANIZATION’S NAME LASERCARE TECHNOLOGIES INC
	3b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	PO BOX 609	CEDAR RAPIDS	IA	52406-060	US
4.	This FINANCING STATEMENT covers the following collateral:

This Ucc–1 is filed pursuant to Section 9-505 of the Uniform Commercial Code for informational purposes only. This transaction is intended by the lessee and lessor to be a lease. Various HP Printers and all products, proceeds, and attachments. 442875

5. ALTERNATIVE DESIGNATION – Lessee – Lessor
6. ☐	This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]	7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]	☐ All Debtors	☐ Debtor 1	☐ Debtor 2
8. OPTIONAL FILER REFERENCE DATA

DE-0-29444876-442875 KFischer

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]		DELAWARE DEPARTMENT OF STATE U.C.C. FILING SECTION FILED 01:16 PM 03/05/2008 INITIAL FILING # 2008 0791515 SRV: 080285111
8008335778
B. SEND ACKNOWLEDGMENT TO: (Name and Address)

UCC DIRECT SERVICES 2727 ALLEN PARKWAY SUITE 1000 HOUSTON TX 77019

1. DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names
OR	1a. ORGANIZATION’S NAME HALLMARK REHABILITATION, LP
	1b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	19365 FM 2252 SUITE 5	GARDEN RIDGE	TX	78266	US
	1e. TYPE OF ORGANIZATION	1f. JURISDICTION OF ORGANIZATION

	LIMITED PARTNERSHIP	DE
2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names
OR	2a. ORGANIZATION’S NAME
	2b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION

3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)
OR	3a. ORGANIZATION’S NAME LASERCARE TECHNOLOGIES INC
	3b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	PO BOX 609	CEDAR RAPIDS	IA	52406-060	US
4.	This FINANCING STATEMENT covers the following collateral:

This Ucc–1 is filed pursuant to Section 9-505 of the Uniform Commercial Code for informational purposes only. This transaction is intended by the lessee and lessor to be a lease. Various HP Printers and all products, proceeds, and attachment.442875

5. ALTERNATIVE DESIGNATION – Lessee – Lessor
6. ☐	This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]	7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]	☐ All Debtors	☐ Debtor 1	☐ Debtor 2
8. OPTIONAL FILER REFERENCE DATA

DE-0-29444966-442875 KFischer

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]		DELAWARE DEPARTMENT OF STATE U.C.C. FILING SECTION FILED 12:09 PM 11/30/2006 INITIAL FILING NUM: 6416187 3 AMENDMENT NUMBER: 0000000 SRV: 061092743
8008335778
B. SEND ACKNOWLEDGMENT TO: (Name and Address)

UCC DIRECT SERVICES 2727 ALLEN PARKWAY SUITE 1000 HOUSTON TX 77019

1. DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names
OR	1a. ORGANIZATION’S NAME GRANADA HEALTHCARE AND REHABILITATION CENTER, LLC
	1b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	2885 HARRIS STREET	EUREKA	CA	95503	US
	1e. TYPE OF ORGANIZATION	1f. JURISDICTION OF ORGANIZATION

	LTD LIABILITY COMPANY	DE
2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names
OR	2a. ORGANIZATION’S NAME
	2b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION

3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)
OR	3a. ORGANIZATION’S NAME RELATIONAL, LLC
	3b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	3701 ALGONQUIN ROAD	ROLLING MEADOWS	IL	60008	US

6. ☐	This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]	7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]	☐ All Debtors	☐ Debtor 1	☐ Debtor 2
8. OPTIONAL FILER REFERENCE DATA

DE-0-22704854-GHRC-LIEN 002

UCC FINANCING STATEMENT ADDENDUM – COLLATERAL
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
9. NAME OF FIRST DEBTOR (1a or 1b) ON RELATED FINANCING STATEMENT
OR	9a. ORGANIZATION’S NAME GRANADA HEALTHCARE AND REHABILITATION CENTER, LLC
	9b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME,SUFFIX
This FINANCING STATEMENT covers the following collateral

“Debtor” is bailee of Equipment as described below hereto, leased by Relational, LLC, an Illinois Corporation, as owner to Skilled Healthcare Group, Inc. schedule number US-1195-001 as Lessee under Master Lease dated 02/13/2006. This evidences Relational’s ownership, and not debt of bailee. Invoice# P.O. Number Qty Vendor Product# Equipment Description 20300866 US-1195-001-03 1 Empi 2798K VECTRA GENISYS 4 CHANNEL ELECTROTHERAPYSerial# 144020300866 US-1195-001-03 1 Empi 27334 VECTRA GENISYS SOUND HEAD

APPLICATORSerial# 199820300866 US-1195-001-03 1 Empi 2759 VECTRA GENISYS ULTRASOUND W/5CM SOUND HEAD

APPLICATORSerial# 146220300866 US-1195-001-03 1 Empi ME-391 METTLER 391 SHORTWAVE DIATHERMY W/ COIL

ACCSERIAL# 36-SW-178-0054EQUIPMENT LOCATION2885 HARRIS STREETEUREKA, CA. 95503

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]		DELAWARE DEPARTMENT OF STATE U.C.C. FILING SECTION FILED 11:52 AM 11/29/2006 INITIAL FILING NUM: 6414359 0 AMENDMENT NUMBER: 0000000 SRV: 061087747
8008335778
B. SEND ACKNOWLEDGMENT TO: (Name and Address)

UCC DIRECT SERVICES 2727 ALLEN PARKWAY SUITE 1000 HOUSTON TX 77019

1. DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names
OR	1a. ORGANIZATION’S NAME FOUNTAIN VIEW SUBACUTE AND NURSING CENTER, LLC
	1b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	1835 WEST LAVETA AVENUE	ORANGE	CA	92868	US
	1e. TYPE OF ORGANIZATION	1f. JURISDICTION OF ORGANIZATION

	LTD LIABILITY COMPANY	DE
2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names
OR	2a. ORGANIZATION’S NAME
	2b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION

3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)
OR	3a. ORGANIZATION’S NAME RELATIONAL, LLC
	3b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	3701 ALGONQUIN ROAD	ROLLING MEADOWS	IL	60008	US

6. ☐	This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]	7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]	☐ All Debtors	☐ Debtor 1	☐ Debtor 2
8. OPTIONAL FILER REFERENCE DATA

DE-0-22631312-EVSNC-LIEN 002

UCC FINANCING STATEMENT ADDENDUM – COLLATERAL
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
9. NAME OF FIRST DEBTOR (1a or 1b) ON RELATED FINANCING STATEMENT
OR	9a. ORGANIZATION’S NAME FOUNTAIN VIEW SUBACUTE AND NURSING CENTER LLC
	9b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME,SUFFIX
This FINANCING STATEMENT covers the following collateral

“Debtor” is bailee of Equipment as described below hereto, leased by Relational Funding Corporation, an Illinois Corporation, as owner to Skilled Healthcare Group, Inc. as Lessee under Master Lease dated 02/13/2006. This evidences Relational’s ownership, and not debt of bailee. Invoice# P.O. Number Qty Vendor Product# Equipment Description 20288618 US-1195-001-01 1 Empi 2798K VECTRA GENISYS 4 CHANNEL

ELECTROTHERAPYSerial# 106020288618 US-1195-001-01 1 Empi 27334 VECTRA GENISYS SOUND HEAD

APPLICATORSerial# 191620288618 US-1195-001-01 1 Empi 2759 VECTRA GENISYS ULTRASOUND W/5CM SOUND HEAD

APPLICATORSerial# 138520288618 US-1195-001-01 1 Empi ME-391 METTLER 391 SHORTWAVE DIATHERMY W/ COIL

ACCSERIAL# 125-SW-156EQUIPMENT LOCATION1835 W. LAVETA AVENUEORANGE, CA. 92868

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]		DELAWARE DEPARTMENT OF STATE U.C.C. FILING SECTION FILED 01:07 PM 11/30/2006 INITIAL FILING NUM: 6416375 4 AMENDMENT NUMBER: 0000000 SRV: 061093237
8008335778
B. SEND ACKNOWLEDGMENT TO: (Name and Address)

UCC DIRECT SERVICES 2727 ALLEN PARKWAY SUITE 1000 HOUSTON TX 77019

1. DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names
OR	1a. ORGANIZATION’S NAME FOUNTAIN CARE CENTER, LLC
	1b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	5310 FOUNTAIN AVENUE	LOS ANGELES	CA	90029	US
	1e. TYPE OF ORGANIZATION	1f. JURISDICTION OF ORGANIZATION

	LTD LIABILITY COMPANY	DE
2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names
OR	2a. ORGANIZATION’S NAME
	2b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION

3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)
OR	3a. ORGANIZATION’S NAME RELATIONAL, LLC
	3b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	3701 ALGONQUIN ROAD	ROLLING MEADOWS	IL	60008	US

6. ☐	This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]	7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]	☐ All Debtors	☐ Debtor 1	☐ Debtor 2
8. OPTIONAL FILER REFERENCE DATA

DE-0-22705479-FCC-LIEN 002

UCC FINANCING STATEMENT ADDENDUM – COLLATERAL
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
9. NAME OF FIRST DEBTOR (1a or 1b) ON RELATED FINANCING STATEMENT
OR	9a. ORGANIZATION’S NAME FOUNTAIN CARE CENTER, LLC
	9b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME,SUFFIX
This FINANCING STATEMENT covers the following collateral

“Debtor” is bailee of Equipment as described below hereto, leased by Relational, LLC, an Illinois Corporation, as owner to Skilled Healthcare Group, Inc. schedule number US-1195-001 as Lessee under Master Lease dated 02/13/2006. This evidences Relational’s ownership, and not debt of bailee. Invoice# P.O. Number Qty Vendor Product# Equipment Description 20297885 US-1195-001-05 1 Empi 2798K VECTRA GENISYS 4 CHANNEL ELECTROTHERAPYSerial# 145620301756 US-1195-001-05 1 Empi 27334 VECTRA GENISYS SOUND HEAD

APPLICATORSerial# 204820297885 US-1195-001-05 1 Empi 2759 VECTRA GENISYS ULTRASOUND W/5CM SOUND HEAD

APPLICATORSerial# 148620297885 US-1195-001-05 1 Empi ME-391 METTLER 391 SHORTWAVE DIATHERMY W/ COIL

ACCSERIAL# 36-SW-172-0095EQUIPMENT LOCATION5310 FOUNTAIN AVENUELOS ANGELES, CA. 90029

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]		DELAWARE DEPARTMENT OF STATE U.C.C. FILING SECTION FILED 02:37 PM 11/30/2006 INITIAL FILING NUM: 6416652 6 AMENDMENT NUMBER: 0000000 SRV: 061093999
8008335778
B. SEND ACKNOWLEDGMENT TO: (Name and Address)

UCC DIRECT SERVICES 2727 ALLEN PARKWAY SUITE 1000 HOUSTON TX 77019

1. DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names
OR	1a. ORGANIZATION’S NAME SHARON CARE CENTER, LLC
	1b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	6167 WEST 3RD STREET	LOS ANGELES	CA	90048	US
	1e. TYPE OF ORGANIZATION	1f. JURISDICTION OF ORGANIZATION

	LTD LIABILITY COMPANY	DE
2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names
OR	2a. ORGANIZATION’S NAME
	2b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION

3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)
OR	3a. ORGANIZATION’S NAME RELATIONAL, LLC
	3b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	3701 ALGONQUIN ROAD	ROLLING MEADOWS	IL	60008	US

6. ☐	This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]	7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]	☐ All Debtors	☐ Debtor 1	☐ Debtor 2
8. OPTIONAL FILER REFERENCE DATA

DE-0-22706355-SCC-LIEN 002

UCC FINANCING STATEMENT ADDENDUM – COLLATERAL
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
9. NAME OF FIRST DEBTOR (1a or 1b) ON RELATED FINANCING STATEMENT
OR	9a. ORGANIZATION’S NAME SHARON CARE CENTER, LLC
	9b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME,SUFFIX
This FINANCING STATEMENT covers the following collateral

“Debtor” is bailee of Equipment as described below hereto, leased by Relational, LLC, an Illinois Corporation, as owner to Skilled Healthcare Group, Inc. schedule number US-1195-001 as Lessee under Master Lease dated 02/13/2006. This evidences Relational’s ownership, and not debt of bailee. Invoice# P.O. Number Qty Vendor Product# Equipment Description 20296903 US-1195-001-05 1 Empi 2798K VECTRA GENISYS 4 CHANNEL ELECTROTHERAPYSerial# 14570296903 US-1195-001-05 1 Empi 27334 VECTRA GENISYS SOUND HEAD

APPLICATORSerial# 202520296903 US-1195-001-05 1 Empi 2759 VECTRA GENISYS ULTRASOUND W/5CM SOUND HEAD

APPLICATORSerial# 146620296903 US-1195-001-05 1 Empi ME-391 METTLER 391 SHORTWAVE DIATHERMY W/ COIL

ACCSERIAL# 36-SW-176-0060EQUIPMENT LOCATION8167 WEST 3RD STREETLOS ANGELES, CA. 90048

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]		DELAWARE DEPARTMENT OF STATE U.C.C. FILING SECTION FILED 12:53 PM 11/29/2006 INITIAL FILING NUM: 6414550 4 AMENDMENT NUMBER: 0000000 SRV: 061088150
8008335778
B. SEND ACKNOWLEDGMENT TO: (Name and Address)

UCC DIRECT SERVICES 2727 ALLEN PARKWAY SUITE 1000 HOUSTON TX 77019

1. DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names
OR	1a. ORGANIZATION’S NAME RIO HONDO SUBACUTE AND NURSING CENTER, LLC
	1b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	273 EAST BERVERLY BOULEVARD	MONTEBELLO	CA	90640	US
	1e. TYPE OF ORGANIZATION	1f. JURISDICTION OF ORGANIZATION

	LTD LIABILITY COMPANY	DE
2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names
OR	2a. ORGANIZATION’S NAME
	2b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION

3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)
OR	3a. ORGANIZATION’S NAME RELATIONAL, LLC
	3b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	3701 ALGONQUIN ROAD	ROLLING MEADOWS	IL	60008	US

6. ☐	This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]	7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]	☐ All Debtors	☐ Debtor 1	☐ Debtor 2
8. OPTIONAL FILER REFERENCE DATA

DE-0-22632122-RRSNC-LIEN 002

UCC FINANCING STATEMENT ADDENDUM – COLLATERAL
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
9. NAME OF FIRST DEBTOR (1a or 1b) ON RELATED FINANCING STATEMENT
OR	9a. ORGANIZATION’S NAME RIO HONDO SUBACUTE AND NURSING CENTER , LLC
	9b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME,SUFFIX
This FINANCING STATEMENT covers the following collateral

“Debtor” is bailee of Equipment as described below hereto, leased by Relational Funding Corporation, an Illinois Corporation, as owner to Skilled Healthcare Group, Inc. as Lessee under Master Lease dated 02/13/2006. This evidences Relational’s ownership, and not debt of bailee. Invoice# P.O. Number Qty Vendor Product# Equipment Description 20288617 US-1195-001-01 1 Empi 2798K VECTRA GENISYS 4 CHANNEL ELECTROTHERAPYSerial# 141420288617 US-1195-001-01 1 Empi 27334 VECTRA GENISYS SOUND HEAD

APPLICATORSERIAL# 191720288617 US-1195-001-01 1 Empi 2759 VECTRA GENISYS ULTRASOUND W/5CM SOUND HEAD

APPLICATORSerial# 119320288617 US-1195-001-01 1 Empi ME-391 METTLER 391 SHORTWAVE DIATHERMY W/ COIL

ACCSERIAL# 125-SW-151-186EQUIPMENT LOCATION273 EAST BEVERLY BOULEVARDMONTEBELLO, CA. 90640

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]		DELAWARE DEPARTMENT OF STATE U.C.C. FILING SECTION FILED 07:18 PM 05/01/2006 INITIAL FILING NUM: 6146146 6 AMENDMENT NUMBER: 0000000 SRV: 060404957
8008335778
B. SEND ACKNOWLEDGMENT TO: (Name and Address)

CORPORATION SERVICE COMPANY 2711 CENTERVILLE ROAD, SUITE 400 WILMINGTON DE 198081645

1. DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names
OR	1a. ORGANIZATION’S NAME SKILLED HEALTHCARE GROUP, INC.
	1b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	27442 PORTOLA PKWY., SUITE 200	FOOTHILL RANCH	CA	92610	US
	1e. TYPE OF ORGANIZATION	1f. JURISDICTION OF ORGANIZATION

	LTD LIABILITY COMPANY	DE
2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names
OR	2a. ORGANIZATION’S NAME
	2b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION

3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)
OR	3a. ORGANIZATION’S NAME US CAPITAL EQUIPMENT LEASING
	3b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	12241 NEWPORT AVE., SUITE 201	SANTA ANA	CA	92705	US

6. ☐	This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]	7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]	☐ All Debtors	☐ Debtor 1	☐ Debtor 2
8. OPTIONAL FILER REFERENCE DATA

UCC FINANCING STATEMENT ADDENDUM – COLLATERAL
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
9. NAME OF FIRST DEBTOR (1a or 1b) ON RELATED FINANCING STATEMENT
OR	9a. ORGANIZATION’S NAME SKILLED HEALTHCARE GROUP, INC.
	9b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME,SUFFIX
This FINANCING STATEMENT covers the following collateral

All present and future Goods, including but not limited to various medical equipment, computer equipment, personal computers, laptops, peripherals and software, and any replacement, substitution, addition, attachment, modification, update, revision, enhancement, accessory, insurance proceeds and the cash proceeds of any Goods, wherever located, leased by US Capital Equipment Leasing, Inc. (“Lessor”) to Skilled Healthcare Group, Inc. (“Debtor/Lessee”) pursuant to the Master Equipment Lease Agreement dated February 13, 2006 between Lessor and Debtor/Lessee. This UCC filing is intended to be for informational and precautionary purposes only and to give notice of Lessor’s ownership of the Goods and the existence of a true lease. If any transaction entered into under the Master Equipment Lease Agreement is deemed to be other than a true lease, then it is the intention of the parties that Lessor has a properly perfected security interest under the Uniform Commercial Code in the Goods subject to the Master Lease, or any Schedule entered into pursuant thereto, now or hereafter.

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]		DELAWARE DEPARTMENT OF STATE U.C.C. FILING SECTION FILED 03:43 PM 05/12/2006 INITIAL FILING NUM: 6146146 6 AMENDMENT NUMBER: 6173221 3 SRV: 060449434

B. SEND ACKNOWLEDGMENT TO: (Name and Address)	BCJ For BCJ

Corporation Service Company 30 Old Rudnick Lane Dover, DE 19901
104365-1

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE # 61461466 Date: 05/01/2006 B: P:	1b. ☐	This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS.
2. ☐		TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.
3. ☐		CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.
4. ☐		ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☐Debtor or ☐Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☐	CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name/address of a party.	☐	DELETE name: Give record name to be deleted in item 6a or 6b.	☐	ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7e-7g (if applicable).
6. CURRENT RECORD INFORMATION:

OR	6a. ORGANIZATION’S NAME
	6b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
7. CHANGED (NEW) OR ADDED INFORMATION:

OR	7a. ORGANIZATION’S NAME
	7b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
7c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY

7d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION	7g. ORGANIZATIONAL ID #, if any	☐ NONE

8. AMENDMENT (COLLATERAL CHANGE): check only one box.
Describe collateral ☐ deleted or ☒ added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned.

All of the Equipment and personal property and all modifications and additions thereto and replacements and substitutions therefore, in whole or in part, including the insurance proceeds thereof, under Lease Schedule #US 1195-001 (see Exhibit A thereto, attached) dated April 12, 2006 leased or to be leased by Lessor to Lessee pursuant to the Master Equipment Lease Agreement dated February 13, 2006 between US Capital Equipment Leasing, Inc. (Lessor) and Skilled Healthcare Group, Inc. (Debtor/Lessee). See attached Schedule Exhibit.

  Debtor: Skilled Healthcare Group, Inc.

9.	NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds the collateral or adds authorizing Debtor, or if this is a Tormination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.

OR	9a. ORGANIZATION’S NAME US Capital Equipment Leasing
	9b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX
10. OPTIONAL FILER REFERENCE DATA DE – Secretary Of State

FILING OFFICE COPY – UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV.05/22/02)	Corporation Service Company 2711 Centerville Rd. Ste. 400 Wilmington, DE 19808

RENTAL SCHEDULE NUMBER US 1195-001

This Rental Schedule dated and effective as of the April 12, 2006 is attached to and governed by the terms and provisions of the Master Lease Agreement dated February 13, 2006 (“Lease”) by and between US Capital Equipment Leasing, Inc. (“Lessor”) and Skilled Healthcare Group, Inc. (“Lessee”).

All the terms used herein which are defined in the Lease shall have the same meaning herein.

1.	The Equipment leased hereunder is as follows:

As Per Exhibit A attached hereto

Lease Terms:

Expected Equipment Cost: $464,051.20

Initial Term: 12 Quarters

Rental Commencement Date: as per the Delivery and Acceptance Date as defined on Exhibit A to this Rental Schedule attached hereto

Equipment Location(s): As per Exhibit A to this Rental Schedule attached hereto

Down Payment: $139,215.36 due upon lease commencement

Net Equipment Finance Cost: $324,835.84

Rent: $32,879.88 per quarter, payable quarterly in advance plus applicable tax

Quarterly Lease Rate Factor: 10.122%

2.	On the Acceptance Date (as defined in the Certificate of Acceptance to this Rental Schedule), Lessee will be bound to its obligations for each item of Equipment. The Initial Term of the Rental Schedule shall begin on the first day of the calendar quarter following the Rental Commencement Date (as defined herein) of the last item of Equipment under this Rental Schedule. Each Rental Schedule shall continue through the Initial Term and thereafter until terminated in accordance with its terms. Rent in the amount specified above, plus applicable taxes, shall be due each and every consecutive payment period during the Initial Term. All Rent shall be due and payable to Lessor at such place as Lessor shall designate in writing. Additionally, Lessee shall pay to Lessor daily rent for the period from and including the Rental Commencement Date to and including the day immediately preceding the commencement of the Initial Term. The daily rent will be calculated on a 360 day year;

3.	Stipulated Loss Values as set out on Exhibit B attached hereto and incorporated herein;

4.	Options. Notwithstanding anything contained in the Lease to the contrary, so long as no default shall have occurred and be continuing, Lessee may, at Lessee’s option, (i) purchase the Equipment leased pursuant to this Rental Schedule on an “as is, where is” basis, without representation or warranty, express or implied, at the end of the Initial Term at a price equal to the Fair Market Value thereof, plus applicable taxes, or (ii) extend the term of the Initial Term with respect to the Equipment leased pursuant to this Rental Schedule for the Fair Market Rental, plus applicable taxes, and for a period of time mutually agreeable to Lessor and Lessee. “Fair Market Rental” shall be equal to the monthly rental which could be obtained in an arms-length transaction between an informed and willing lessee and an informed and willing Lessor under no compulsion to lease. “Fair Market Value” shall be equal to the value which would be obtained in an arms-length transaction between an informed and willing buyer and an informed and willing seller under no compulsion to sell, and in such determination, costs of removal of the Equipment from its location of current use shall not be a deduction from such value. If Lessee and Lessor cannot agree on the Fair Market Value thereof, such value shall be determined by appraisal at the sole expense of Lessee. Appraisal shall be a procedure whereby two recognized independent appraisers, one chosen by Lessee and one by Lessor, shall mutually agree upon the amount in question. If the appraisers are unable to agree upon the amount in question, a third recognized independent appraisers’ evaluation shall be binding and conclusive on Lessee and Lessor. This purchase or extension option as applicable shall only be available if Lessee gives Lessor ninety (180) days prior written notice of Lessee’s irrevocable intent to exercise such option and Lessor and Lessee shall have agreed to all terms and conditions of such purchase or extension prior to the expiration date of the Initial Term.

5.	Additional Maintenance and Return Provisions:

1

Counterpart 1 of 2

(Only Counterpart 1 Hereof Shall Constitute Chattel Paper for the purpose of  transferring or securing interest herein)

Rental Schedule 1195-001 Relational FINAL Approved REVISIONS (3) 4-28-06.doc | Transaction Attachment | Transaction I

FOR MEDICAL EQUIPMENT

Lessee’s obligation regarding the maintenance of the Equipment will include, without limitation, all maintenance and repair recommended or advised either by the manufacturer, government agencies or regulatory bodies and those commonly performed by prudent business and/or professional practice. Upon return of the Equipment, Lessee will provide a letter from the manufacturer certifying that the Equipment meets all current specifications of the manufacturer, is in compliance with all pertinent government or regulatory rules, laws or guidelines for its operation or use, is qualified for the manufacturer’s maintenance contract and is at then current release, revision and engineering change levels. The lease term will continue upon the same terms and conditions until recertification has been obtained.

Records:

All instructions manuals, published statements of capabilities and technical specifications, service, maintenance and repair records, installation, qualification, certification and calibration reports and other printed material supplied by the manufacturer and related to the installation and operation of the Equipment will be deemed a part of the Equipment and Lessee agrees to provide such to Lessor upon request.

Operating Regulations:

Lessee warrants that the Equipment will be installed, used and operated and otherwise be in compliance with (a) any established operating procedures therefore of the manufacturer, and (b) all statutes, regulations and orders of any governmental body having power to regulate the Equipment or its use. Lessee agrees that adherence to such installation, use, operation and compliance will be the sole obligation of the Lessee. Lessee will obtain such licensing and registration of the Equipment as required by Federal, state or local law or regulation. Any costs of compliance, licensing and registration will be borne by Lessee. Lessee further warrants that the Equipment will be operated only by qualified personnel who are covered by professional liability insurance in amounts and against risks customarily insured against in the medical field.

Liability Insurance:

Effective upon delivery of the Equipment and during the continuance of the Master Lease as to the applicable Schedule, Lessee will, at its own expense, carry and maintain comprehensive general liability insurance including products/completed operations liability insurance with regard to each item of Equipment against risks customarily insured against in the medical field. Such risks will include, without limitation, the risks of death, bodily injury and property damage associated with the Equipment. The amount of such general liability insurance will not be less than $3,000,000 per occurrence. Such insurance obligations of Lessee will survive the expiration or other termination of the Schedule with regard to claims which relate back to events occurring during the lease term of the Schedule. All policies for such insurance will name the Lessor and any Assignee as additional insured and will provide for at least thirty (30) days prior written notice to the Lessor of cancellation or expiration. Lessee will furnish appropriate evidence of insurance.

FOR PC EQUIPMENT

Notwithstanding anything contained in the Master Equipment Lease Agreement, Lessee agrees that with respect to all computer screens and/or monitors returned to Lessor, screen burn does not constitute normal wear and tear. “Screen burn” will be deemed to have occurred if the phosphor has been etched in such a way that an image remains even when the monitor is turned off.

6.	All Options awarded to Lessee shall apply to all, but not less than all, Equipment leased under this Rental Schedule.

IN WITNESS WHEREOF, the parties hereto have caused this Rental Schedule to be duly executed on the date set forth below by their authorized representatives.

THIS RENTAL SCHEDULE CANNOT BE CANCELLED

Lessor:		Lessee:
US Capital Equipment Leasing, inc.		Skilled Healthcare Group, Inc.

By:		By:

Name:		Name:
	(PRINT)	(PRINT)

Title:	President	Title:

Date:		Date:

2

Counterpart 1 of 2

(Only Counterpart 1 Hereof Shall Constitute Chattel Paper for the purpose of  transferring or securing interest herein)

Rental Schedule 1195-001 Relational FINAL Approved REVISIONS (3) 4-28-06.doc | Transaction Attachment | Transaction I

CERTIFICATE OF ACCEPTANCE

To

Rental Schedule Number US 1195-001

Dated April 12, 2006

In compliance with the terms, conditions and provisions of the Master Lease Agreement dated February 13, 2006 (“Lease”) by and between the undersigned (“Lessee”) and US Capital Equipment Leasing, Inc. (“Lessor”), Lessee hereby:

(a)	Certifies and warrants that all Equipment described in the above-referenced Rental Schedule (the “Equipment”) is delivered, inspected and fully installed, and operational as of the Acceptance Date as indicated below;

(b)	Accepts all the Equipment for all purposes under the Lease and all attendant documents as of the date(s) listed on Exhibit A to above referenced Rental Schedule as evidenced by the Delivery and Acceptance date therein (“Acceptance Date”).

(c)	Restates and reaffirms, as of such Acceptance Date, each of the representations, warranties and covenants heretofore given to Lessor in the Lease.

Lessor is hereby authorized to insert serial numbers on the Rental Schedule.

Lessee:	Skilled Healthcare Group, Inc.

By:

Name:
(PRINT)

Title:

Date:

1

Counterpart 1 of 2

(Only Counterpart 1 Hereof Shall Constitute Chattel Paper for the purpose of  transferring or securing interest herein)

Rental Schedule 1195-001 Relational FINAL Approved REVISIONS (3) 4-28-06.doc | Transaction Attachment | Transaction I

EXHIBIT A

EQUIPMENT DESCRIPTION TO

Rental Schedule Number US 1195-001

QTY	EQUIPMENT DESCRIPTION	UNIT COST	INVOICE COST	DATE of Invoice	INVOICE #	Delivery & Acceptance Date
	EMPI - Halletsville Rehab Center
	825 Fairwinds St., Halletsville, TX 77964
1	Vectra Genisys 4 channel Electrolhe	$3,248.00	$3,248.00	3/2/06	20275083	3/7/06
1	Vectra Genisya Remote Control-Cha	$0.00	$0.00	"	"	"
	SALES TAX		$284.05
	TOTAL FREIGHT		$195.00
	PAY THIS AMOUNT		$3,727.05
	EMPI - Windsor Garden of LA
	915 S. Crenshaw Blvd., Los Angeles, CA 90019
1	Vectra Genisys Ultrasound w/5 cm So	$1,315.00	$1,315.00	3/2/06	20274753	3/7/06
1	Vectra Genisys 4 channel Electrothe	$3,248.00	$3,248.00	"	"	"
1	Ultra Gel, 5 Liter Ultrasound Gel	$0.00	$0.00	"	"	"
1	Vectra Genisys Remote Control - Cha	$0.00	$0.00	"	"	"
	SALES TAX		$376.45
	TOTAL FREIGHT		$195.00
	PAY THIS AMOUNT		$5,134.45
	EMPI - Windsor Garden of Golden Hill
	1201 34th Street, San Diego, CA 92102
1	Ultra Gel, 5 Liter Ultrasound Gel	$0.00	$0.00	3/2/06	20274750	3/7/06
1	Vectra Genisys 4 channel Electrothe	$3,248.00	$3,248.00	"	"	"
1	Vectra Genisys Remote Control - Cha	$0.00	$0.00	"	"	"
	SALES TAX		$251.72
	TOTAL FREIGHT		$0.00
	PAY THIS AMOUNT		$3,499.72
	EMPI - Lubbock Hos Nursing/Rehab Ctr.
	4710 Slide Rd., Lubbock, TX 79414
1	Ultra Gel, 5 Liter Ultrasound Gel	$0.00	$0.00	3/2/06	20274748	3/7/06
1	Vectra Genisys Ultrasound w/5 cm So	$1,315.00	$1,315.00	"	"	"
1	Vectra Genisys 4 channel Electrothe	$3,248.00	$3,248.00	"	"	"
1	Vectra Genisys Remote Control - Cha	$0.00	$0.00	"	"	"
	SALES TAX		$392.54
	TOTAL FREIGHT		$196.00
	PAY THIS AMOUNT		$5,150.54
	EMPI - Flatonia Oak Manor
	624 N. Converse St., Flatonia, TX 78941

Page 1 of 11	REVISED 5/11/06

QTY	EQUIPMENT DESCRIPTION	UNIT COST	INVOICE COST	DATE of Invoice	INVOICE #	Delivery & Acceptance Date
1	Vectra Genisys Ultrasound w/5 cm So	$1,315.00	$1,315.00	3/2/06	20274745	3/7/06
1	Vectra Genisys 4 channel Electrothe	$3,248.00	$3,248.00	"	"	"
1	Ultra Gel, 5 Liter Ultrasound Gel	$0.00	$0.00	"	"	"
1	Vectra Genisys Remote Control - Cha	$0.00	$0.00	"	"	"
	SALES TAX		$392.54
	TOTAL FREIGHT		$195.00
	PAY THIS AMOUNT		$5,150.54
	EMPI - Oak Crest Nursing Center
	1902 FM 3036, Rockport, TX 78382
1	Ultra Gel, 5 Liter Ultrasound Gel	$0.00	$0.00	3/2/06	20274740	3/7/06
1	Vectra Genisys Ultrasound w/5 cm So	$1,315.00	$1,315.00	"	"	"
1	Vectra Genisys 4 channel Electrothe	$3,248.00	$3,248.00	"	"	"
1	Vectra Genisys Remote Control - Cha	$0.00	$0.00	"	"	"
	SALES TAX		$392.54
	TOTAL FREIGHT		$195.00
	PAY THIS AMOUNT		$5,150.54
	EMPI - The Heights of Summerlin
	10550 Park Run Drive, Las Vegas, NV 89144
1	Vectra Genisys Ultrasound w/5 cm So	$1,315.00	$1,315.00	3/2/06	20274738	3/7/06
2	Vectra Genisys 4 channel Electrothe	$3,248.00	$6,496.00	"	"	"
1	Ultra Gel, 5 Liter Ultrasound Gel	$0.00	$0.00	"	"	"
1	Vectra Genisys Remote Control - Cha	$0.00	$0.00	"	"	"
	SALES TAX		$620.46
	TOTAL FREIGHT		$195.00
	PAY THIS AMOUNT		$8,626.46
	EMPI - Shawnee Gardens
	6416 Long Street, Shawnee, KS 66216
1	Ultra Gel, 5 Liter Ultrasound Gel	$0.00	$0.00	3/2/06	20274682	3/7/06
1	Vectra Genisys Ultrasound w/5 cm So	$1,315.00	$1,315.00	"	"	"
2	Vectra Genisys 4 channel Electrothe	$3,248.00	$6,496.00	"	"	"
1	Vectra Genisys Remote Control - Cha	$0.00	$0.00	"	"	"
	SALES TAX		$612.46
	TOTAL FREIGHT		$195.00
	PAY THIS AMOUNT		$8,618.46
	EMPI-Windsor Garden of Golden Hill
	1201 34th Street, San Diego, CA 92102
1	Vectra Genisys Ultrasound w/5 cm So	$1,315.00	$1,315.00	3/13/06	20279523	3/20/06
	SALES TAX		$101.91
	TOTAL FREIGHT		$195.00

Page 2 of 11	REVISED 5/11/06

QTY	EQUIPMENT DESCRIPTION	UNIT COST	INVOICE COST	DATE of Invoice	INVOICE #	Delivery & Acceptance Date
	PAY THIS AMOUNT		$1,611.91
	EMPI - Windsor Garden of Golden Hill
	1201 34th Street, San Diego, CA 92102
1	Mettler 391 shortwave Diathermy	$5,950.00	$5,950.00	3/27/06	20286091	4/4/06
	SALES TAX		$461.13
	TOTAL FREIGHT		$0.00
	PAY THIS AMOUNT		$8,411.13
	EMPI - Halletsville Rehab Center
	825 Fairwinds St., Halletsville, TX 77964
1	Mettler 391 shortwave Diathermy	$5,950.00	$5,950.00	3/27/06	20286032	4/4/06
	SALES TAX		$490.88
	TOTAL FREIGHT		$0.00
	PAY THIS AMOUNT		$6,440.88
	EMPI - Lubbock Hos Nursing/Rehab Ctr.
	4710 Slide Rd., Lubbock, TX 79414
1	Mettler 391 shortwave Diathermy	$5,950.00	$5,950.00	3/27/06	20286023	4/4/06
	SALES TAX		$490.88
	TOTAL FREIGHT		$0.00
	PAY THIS AMOUNT		$6,440.88
	EMPI - Oak Crest Nursing Center
	1902 FM 3036, Rockport, TX 78382
1	Mettler 391 shortwave Diathermy	$5,950.00	$5,950.00	3/27/06	20286022	4/4/06
	SALES TAX		$490.88
	TOTAL FREIGHT		$0.00
	PAY THIS AMOUNT		$6,440.88
	EMPI - Shawnee Gardens
	6416 Long Street, Shawnee, KS 66216
1	Mettler 391 shortwave Diathermy	$5,950.00	$5,950.00	3/27/06	20286021	4/4/06
	SALES TAX		$455.18
	TOTAL FREIGHT		$0.00
	PAY THIS AMOUNT		$6,405.18
	EMPI - Flatonia Oak Manor
	624 N. Converse St. Flatonia, TX 78941
1	Mettler 391 shortwave Diathermy	$5,950.00	$5,950.00	3/27/06	20286016	4/4/06
	SALES TAX		$490.88
	TOTAL FREIGHT		$0.00
	PAY THIS AMOUNT		$6,440.88
	EMPI - The Heights of Summerlin

Page 3 of 11	REVISED 5/11/06

QTY	EQUIPMENT DESCRIPTION	UNIT COST	INVOICE COST	DATE of Invoice	INVOICE #	Delivery & Acceptance Date
	10550 Park Run Drive, Las Vegas, NV 89144
1	Mettler 391 shortwave Diathermy	$5,950.00	$5,950.00	3/27/06	20286015	4/4/06
	SALES TAX		$461.13
	TOTAL FREIGHT		$0.00
	PAY THIS AMOUNT		$6,411.13
	EMPI - Windsor Garden of LA
	915 S. Crenshaw Blvd., Los Angeles, CA 90019
1	Mettler 391 shortwave Diathermy	$5,950.00	$5,950.00	3/27/06	20286006	4/4/06
	SALES TAX		$490.88
	TOTAL FREIGHT		$0.00
	PAY THIS AMOUNT		$6,440.88
	EMPI - Guadalupe Valley
	1210 Eastwood Drive, Seguin, TX 78155
1	Vectra Genisys Ultrasound w/5 cm So	$1,315.00	$1,315.00	3/30/06	20288644	4/4/06
1	Vectra Genisys 4 channel Electrothe	$3,248.00	$3,248.00	"	"	"
1	Mettler 391 shortwave Diathermy	$5,950.00	$5,950.00	"	"	"
1	Vectra Genisys 2 cm Ultrasound Appl	$247.80	$247.80	"	"	"
1	Vectra Genisys Patient Management S	$0.00	$0.00	"	"	"
	SALES TAX		$0.00
	TOTAL FREIGHT		$0.00
	PAY THIS AMOUNT		$10,760.80
	EMPI - Colonial Tyler Care Center
	930 S. Baxter, Tyler. TX 75701
1	Vectra Genisys Ultrasound w/5 cm So	$1,315.00	$1,315.00	3/30/06	20288642	4/4/06
2	Vectra Genisys 4 channel Electrothe	$3,248.00	$6,496.00	"	"	"
1	Mettler 391 shortwave Diathermy	$5,950.00	$5,950.00	"	"	"
1	Vectra Genisys 2 cm Ultrasound Appl	$247.80	$247.80	"	"	"
1	Vectra Genisys Patient Management S	$0.00	$0.00	"	"	"
	SALES TAX		$0.00
	TOTAL FREIGHT		$0.00
	PAY THIS AMOUNT		$14,008.80
	EMPI - Coronado Nursing Center, LP
	1751 N. 15th Street, Abilene, TX 79603
1	Vectra Genisys Ultrasound w/5 cm So	$1,315.00	$1,315.00	3/30/06	20288641	4/4/06
1	Vectra Genisys 4 channel Electrothe	$3,248.00	$3,248.00	"	"	"
1	Mettler 391 shortwave Diathermy	$5,950.00	$5,950.00	"	"	"
1	Vectra Genisys 2 cm Ultrasound Appl	$247.80	$247.80	"	"	"
1	Vectra Genisys Patient Management S	$0.00	$0.00	"	"	"
	SALES TAX		$0.00

Page 4 of 11	REVISED 5/11/06

QTY	EQUIPMENT DESCRIPTION	UNIT COST	INVOICE COST	DATE of Invoice	INVOICE #	Delivery & Acceptance Date
	TOTAL FREIGHT		$0.00
	PAY THIS AMOUNT		$10,760.80
	EMPI - Rehab Center of Beverly Hills
	580 S. San Vicente Blvd., Los Angeles, CA 90048
1	Vectra Genisys Ultrasound w/5 cm So	$1,315.00	$1,315.00	3/30/06	20288619	4/4/06
1	Vectra Genisys 4 channel Electrothe	$3,248.00	$3,248.00	"	"	"
1	Mettler 391 shortwave Diathermy	$5,950.00	$5,950.00	"	"	"
1	Vectra Genisys 2 cm Ultrasound Appl	$247.80	$247.80	"	"	"
1	Vectra Genisys Patient Management S	$0.00	$0.00	"	"	"
	SALES TAX		$0.00
	TOTAL FREIGHT		$0.00
	PAY THIS AMOUNT		$10,760.80
	EMPI - Fountain Care Center, LLC
	1835 W. LaVeta Ave., Orange, CA 92868
1	Vectra Genisys Ultrasound w/5 cm So	$1,315.00	$1,315.00	3/30/06	20288618	4/4/06
1	Vectra Genisys 4 channel Electrothe	$3,248.00	$3,248.00	"	"	"
1	Mettler 391 shortwave Diathermy	$5,950.00	$5,950.00	"	"	"
1	Vectra Genisys 2 cm Ultrasound Appl	$247.80	$247.80	"	"	"
1	Vectra Genisys Patient Management S	$0.00	$0.00	"	"	"
	SALES TAX		$0.00
	TOTAL FREIGHT		$0.00
	PAY THIS AMOUNT		$10,760.80
	EMPI - Rio Hondo Subacute/Nursing Ctr
	273 E. Beverly Blvd., Montebello, CA 90640
1	Vectra Genisys Ultrasound w/5 cm So	$1,315.00	$1,315.00	3/30/06	20288617	4/4/06
1	Vectra Genisys 4 channel Electrothe	$3,248.00	$3,248.00	"	"	"
1	Mettler 391 shortwave Diathermy	$5,950.00	$5,950.00	"	"	"
1	Vectra Genisys 2 cm Ultrasound Appl	$247.80	$247.80	"	"	"
1	Vectra Genisys Patient Management S	$0.00	$0.00	"	"	"
	SALES TAX		$0.00
	TOTAL FREIGHT		$0.00
	PAY THIS AMOUNT		$10,760.80
	EMPI - The Clairmont in Longview, TX
	3201 N. 4th Street. PT Dept\Cheryl, Longview, TX 75605
1	Vectra Genisys Ultrasound w/5 cm So	$1,315.00	$1,315.00	3/30/06	20288616	4/4/06
2	Vectra Genisys 4 channel Electrothe	$3,248.00	$6,496.00	"	"	"
1	Mettler 391 shortwave Diathermy	$5,950.00	$5,950.00	"	"	"
1	Vectra Genisys 2 cm Ultrasound Appl	$247.80	$247.80	"	"	"
1	Veclra Genisys Patient Management S	$0.00	$0.00	"	"	"

Page 5 of 11	REVISED 5/11/06

QTY	EQUIPMENT DESCRIPTION	UNIT COST	INVOICE COST	DATE of Invoice	INVOICE #	Delivery & Acceptance Date
	SALES TAX		$0.00
	TOTAL FREIGHT		$0.00
	PAY THIS AMOUNT		$14,008.80
	EMPI - Carehouse Healthcare Center
	1800 Old Tustin Ave., Santa Ana, CA 92701
1	Vectra Genisys Ultrasound w/5 cm So	$1,315.00	$1,315.00	3/30/06	20288615	4/4/06
1	Vectra Genisys 4 channel Electrothe	$3,248.00	$3,248.00	"	"	"
1	Mettler 391 shortwave Diathermy	$5,950.00	$5,950.00	"	"	"
1	Vectra Genisys 2 cm Ultrasound Appl	$247.80	$247.80	"	"	"
1	Vectra Genisys Patient Management S	$0.00	$0.00	"	"	"
	SALES TAX		$0.00
	TOTAL FREIGHT		$0.00
	PAY THIS AMOUNT		$10,760.80
	EMPI - The Woodlands Healthcare Ctr
	4650 S. Panther Creek Drive, The Woodlands, TX 77361
1	Vectra Genisys Ultrasound w/5 cm So	$1,315.00	$1,315.00	3/30/06	20288609	4/4/06
2	Vectra Genisys 4 channel Electrothe	$3,248.00	$6,496.00	"	"	"
1	Mettler 391 shortwave Diathermy	$5,950.00	$5,850.00	"	"	"
1	Vectra Genisys 2 cm Ultrasound Appl	$247.80	$247.80	"	"	"
1	Vectra Genisys Patient Management S	$0.00	$0.00	"	"	"
	SALES TAX		$0.00
	TOTAL FREIGHT		$0.00
	PAY THIS AMOUNT		$14,008.80
	EMPI - The Clairmont in Beaumont, TX
	1020 S. 23rd Street, Beaumont, TX 77707
1	Vectra Genisys Ultrasound w/5 cm So	$1,315.00	$1,315.00	3/30/06	20288537	4/4/06
1	Vectra Genisys 4 channel Electrothe	$3,248.00	$3,248.00	"	"	"
1	Mettler 391 shortwave Diathermy	$5,950.00	$5,950.00	"	"	"
1	Vectra Genisys 2 cm Ultrasound Appl	$247.80	$247.80	"	"	"
1	Vectra Genisys Patient Management S	$0.00	$0.00	"	"	"
	SALES TAX		$0.00
	TOTAL FREIGHT		$0.00
	PAY THIS AMOUNT		$10,760.80
	EMPI - Cityview Care Center/Broadway
	5801 Bryant Irvin Rd., Fort Worth, TX 76132
1	Vectra Genisys Ultrasound w/5 cm So	$1,315.00	$1,315.00	3/30/06	20288534	4/4/06
1	Vectra Genisys 4 channel Electrothe	$3,248.00	$3,248.00	"	"	"
1	Mettler 391 shortwave Diathermy	$5,950.00	$5,950.00	"	"	"
1	Vectra Genisys 2 cm Ultrasound Appl	$247.80	$247.80	"	"	"

Page 6 of 11	REVISED 5/11/06

QTY	EQUIPMENT DESCRIPTION	UNIT COST	INVOICE COST	DATE of Invoice	INVOICE #	Delivery & Acceptance Date
1	Vectra Genisys Patient Management S	$0.00	$0.00	"	"	"
	SALES TAX		$0.00
	TOTAL FREIGHT		$0.00
	PAY THIS AMOUNT		$10,760.80
	EMPI - Willow Creek
	650 W. Alluvial, Clovis, CA 93611
1	Vectra Genisys Ultrasound w/5 cm So	$1,315.00	$1,315.00	3/30/06	20288533	4/4/06
1	Vectra Genisys 4 channel Electrothe	$3,248.00	$3,248.00	"	"	"
1	Mettler 391 shortwave Diathermy	$5,950.00	$5,950.00	"	"	"
1	Vectra Genisys 2 cm Ultrasound Appl	$247.80	$247.80	"	"	"
1	Vectra Genisys Patient Management S	$0.00	$0.00	"	"	"
	SALES TAX		$0.00
	TOTAL FREIGHT		$0.00
	PAY THIS AMOUNT		$10,760.80
	EMPI - Briar Cliff Nursing Home Rehab Center
	3201 N. Ware, McAllen, TX 78501
1	Vectra Genisys Ultrasound w/5 cm So	$1,315.00	$1,315.00	3/30/06	20288530	4/4/06
1	Vectra Genisys 4 channel Electrothe	$3,248.00	$3,248.00	"	"	"
2	Mettler 391 shortwave Diathermy	$5,950.00	$11,900.00	"	"	"
1	Vectra Genisys 2 cm Ultrasound Appl	$247.80	$247.80	"	"	"
1	Vectra Genisys Patient Management S	$0.00	$0.00	"	"	"
	SALES TAX		$0.00
	TOTAL FREIGHT		$0.00
	PAY THIS AMOUNT		$16,710.80
	EMPI - Oakland Manor Nursing Ctr, LP
	1400 N. Main Street, Giddings, TX 78942
1	Vectra Genisys Ultrasound w/5 cm So	$1,315.00	$1,315.00	3/30/06	20288527	4/4/06
1	Vectra Genisys 4 channel Electrothe	$3,248.00	$3,248.00	"	"	"
1	Mettler 391 shortwave Diathermy	$5,950.00	$5,950.00	"	"	"
1	Vectra Genisys 2 cm Ultrasound Appl	$247.80	$247.80	"	"	"
1	Vectra Genisys Patient Management S	$0.00	$0.00	"	"	"
	SALES TAX		$0.00
	TOTAL FREIGHT		$0.00
	PAY THIS AMOUNT		$10,760.80
	EMPI - Southwood Care Center, LP
	3759 Valley View Rd., Austin, TX 78704
1	Vectra Genisys Ultrasound w/5 cm So	$1,315.00	$1,315.00	3/30/06	20288526	4/4/06
1	Vectra Genisys 4 channel Electrothe	$3,248.00	$3,248.00	"	"	"
1	Mettler 391 shortwave Diathermy	$5,950.00	$5,950.00	"	"	"

Page 7 of 11	REVISED 5/11/06

QTY	EQUIPMENT DESCRIPTION	UNIT COST	INVOICE COST	DATE of Invoice	INVOICE #	Delivery & Acceptance Date
1	Vectra Genisys 2 cm Ultrasound Appl	$247.80	$247.80	"	"	"
1	Vectra Genisys Patient Management S	$0.00	$0.00	"	"	"
	SALES TAX		$0.00
	TOTAL FREIGHT		$0.00
	PAY THIS AMOUNT		$10,760.80
	EMPI - Valley Healthcare Center, LLC
	4840 E. Tulare Ave., Fresno, CA 93727
1	Vectra Genisys Ultrasound w/5 cm So	$1,315.00	$1,315.00	3/30/06	20288516	4/4/06
1	Vectra Genisys 4 channel Electrothe	$3,248.00	$3,248.00	"	"	"
1	Mettler 391 shortwave Diathermy	$5,950.00	$5,950.00	"	"	"
1	Vectra Genisys 2 cm Ultrasound Appl	$247.80	$247.80	"	"	"
1	Vectra Genisys Patient Management S	$0.00	$0.00	"	"	"
	SALES TAX		$0.00
	TOTAL FREIGHT		$0.00
	PAY THIS AMOUNT		$10,760.80
	EMPI - West Side Campus of Care, LP
	1950 Las Vegas Trail, White Settlement, TX 76108
1	Vectra Genisys Ultrasound w/5 cm So	$1,315.00	$1,315.00	3/30/06	20288258	4/4/06
1	Vectra Genisys 4 channel Electrothe	$3,248.00	$6,496.00	"	"	"
1	Mettler 391 shortwave Diathermy	$5,950.00	$5,950.00	"	"	"
1	Vectra Genisys 2 cm Ultrasound Appl	$247.80	$247.80	"	"	"
1	Vectra Genisys Patient Management S	$0.00	$0.00	"	"	"
	SALES TAX		$0.00
	TOTAL FREIGHT		$0.00
	PAY THIS AMOUNT		$14,008.80
	EMPI - Town and Country Manor, LP
	625 N. Main Street, Boerne, TX 78006
1	Vectra Genisys Ultrasound w/5 cm So	$1,315.00	$1,315.00	3/30/06	20288257	4/4/06
2	Vectra Genisys 4 channel Electrothe	$3,248.00	$6,496.00	"	"	"
1	Mettler 391 shortwave Diathermy	$5,950.00	$5,950.00	"	"	"
1	Vectra Genisys 2 cm Ultrasound Appl	$247.80	$247.80	"	"	"
1	Vectra Genisys Patient Management S	$0.00	S0.00	"	"	"
	SALES TAX		$0.00
	TOTAL FREIGHT		$0.00
	PAY THIS AMOUNT		$14,008.80
	EMPI - The Clairmont Tyler, LP
	900 S. Baxter, Tyler, TX 75701
1	Vectra Genisys Ultrasound w/5 cm So	$1,315.00	$1,315.00	3/30/06	20288255	4/4/06
2	Vectra Genisys 4 channel Electrothe	$3,248.00	$6,496.00	"	"	"

Page 8 of 11	REVISED 5/11/06

QTY	EQUIPMENT DESCRIPTION	UNIT COST	INVOICE COST	DATE of Invoice	INVOICE #	Delivery & Acceptance Date
1	Mettler 391 shortwave Diathermy	$5,950.00	$5,950.00	"	"	"
1	Vectra Genisys 2 cm Ultrasound Appl	$247.80	$247.80	"	"	"
1	Vectra Genisys Patient Management S	$0.00	$0.00	"	"	"
	SALES TAX		$0.00
	TOTAL FREIGHT		$0.00
	PAY THIS AMOUNT		$14,008.80
	EMPI - TX Heritage Oaks Rehab Center
	5301 University Drive, Lubbock, TX 79411
1	Vectra Genisys Ultrasound w/5 cm So	$1,315.00	$1,315.00	3/30/06	20288254	4/4/06
1	Vectra Genisys 4 channel Electrothe	$3,248.00	$3,248.00	"	"	"
1	Mettler 391 shortwave Diathermy	$5,950.00	$5,850.00	"	"	"
1	Vectra Genisys 2 cm Ultrasound Appl	$247.80	$247.80	"	"	"
1	Vectra Genisys Patient Management S	$0.00	$0.00	"	"	"
	SALES TAX		$0.00
	TOTAL FREIGHT		$0.00
	PAY THIS AMOUNT		$10,760.80
	EMPI - Colonial Manor Care Center
	821 US HWY 81 W, New Braunfels, TX 78130
1	Vectra Genisys Ultrasound w/5 cm So	$1,315.00	$1,315.00	3/30/06	20288251	4/4/06
2	Vectra Genisys 4 channel Electrothe	$3,248.00	$6,496.00	"	"	"
1	Mettler 391 shortwave Diathermy	$5,950.00	$5,850.00	"	"	"
1	Vectra Genisys 2 cm Ultrasound Appl	$247.80	$247.80	"	"	"
1	Vectra Genisys Patient Management S	$0.00	$0.00	"	"	"
	SALES TAX		$0.00
	TOTAL FREIGHT		$0.00
	PAY THIS AMOUNT		$14,008.80
	EMPI - Monument Rehab and Nursing Ct
	120 State Loop 92, La Grange, TX 78945
1	Vectra Genisys Ultrasound w/5 cm So	$1,315.00	$1,315.00	3/30/06	20288031	4/4/06
1	Vectra Genisys 4 channel Electrothe	$3,248.00	$3,248.00	"	"	"
1	Mettler 391 shortwave Diathermy	$5,950.00	$5,950.00	"	"	"
1	Vectra Genisys 2 cm Ultrasound Appl	$247.80	$247.80	"	"
1	Vectra Genisys Patient Management S	$0.00	$0.00	"	"	"
	SALES TAX		$0.00
	TOTAL FREIGHT		$0.00
	PAY THIS AMOUNT		$10,760.80
	EMPI - Hancock Park Rehab Ctr., Inc.
	505 N. LaBrea Ave., Los Angeles, CA 90036
1	Vectra Genisys Ultrasound w/5 cm So	$1,315.00	$1,315.00	3/30/06	20288029	4/4/06

Page 9 of 11	REVISED 5/11/06

QTY	EQUIPMENT DESCRIPTION	UNIT COST	INVOICE COST	DATE of Invoice	INVOICE #	Delivery & Acceptance Date
1	Vectra Genisys 4 channel Electrothe	$3,248.00	$3,248.00	"	"	"
1	Mettler 391 shortwave Diathermy	$5,950.00	$5,950.00	"	"	"
1	Vectra Genisys 2 cm Ultrasound Appl	$247.80	$247.80	"	"	"
1	Vectra Genisys Patient Management S	$0.00	$0.00	"	"	"
	SALES TAX		$0.00
	TOTAL FREIGHT		$0.00
	PAY THIS AMOUNT		$10,760.80
	EMPI - Purchase Order #1195-001 -03
	St. Luke’s Healthcare and Rehabilitation Center
	2321 Newburg Rd., Fortuna, CA 95540	$10,760.80		4/26/06	20300863	4/28/06
	Granada Health and Rehabilitation
	2885 Harris St., Eureka, CA 95503	$10,760.80	$21,521.60	4/26/06	20300866	4/28/06
	EMPI - Purchase Order #1195-001-04
7	2cm Ultrasound Applicator include: Windsor Garden of Golden Hill, Windsor Garden of Los Angeles, Flatonia Oak Manor, Lubbock Hospitality Nursing & Rehab, Oak Crest Nursing Center, Shawnee Gardens, The Heights of Summerlin	$247.80		4/28/06	15110654 15110555 15110856 15110657 15110658 15110659 15110660	4/28/06
	McKinley Healthcare Center
	3700 H. Street, Sacramento, CA 95816	$10,760.80		4/26/06	20300865	4/28/06
	Walnut Whitney Convalescent Hospital
	3529 Walnut Ave., Carmichael, CA 95608	$10,760.80	$23,256.20	4/26/06	20300869	4/28/06
	EMPI - Purchase Order #1195-001-05
4	2cm Ultrasound Applicator include: Anaheim Terrace, Sycamore Park Care Center, Baywind Village Conv Center, and Fountain View Nursing Ctr	$247.80		4/27/06	20301715 20301747 20301751 20301756	4/28/06
	Baywind Village Convalescent Center
	411 Alabama Ave., League City, TX 77573	$10,513.00		4/17/06	20295712	4/21/06
	Sycamore Park Care Center
	4585 Figureroa St., Los Angeles, CA 90065	$10,513.00		4/18/06	20296711	4/21/06
	Fountain View Subacute and Nursing Center
	5310 Fountain Ave., Los Angeles, CA 90029	$10,513.00		4/20/06	20297885	4/25/06
	Sharon Care Center
	8167 W. 3rd Street, Los Angeles, CA 90048	$10,760.80		4/18/06	20296903	4/21/06
	Anaheim Terrace Care Center
	141 S. Knott Ave., Anaheim, CA 92804	$10,513.00	$53,804.00	4/17/06	20295864	4/21/06

Page 10 of 11	REVISED 5/11/06

QTY	EQUIPMENT DESCRIPTION	UNIT COST	INVOICE COST	DATE of Invoice	INVOICE #	Delivery & Acceptance Date
	EMPI - Flatonia Oak Manor
	624 N. Converse St., Flatonia, TX 78941
	TAX Only CREDIT ATTN: Tricia Griste	$0.00	-$883.42	4/10/06	15110222	4/14/06

	EMPI - Windsor Garden of LA
	915 S. Crenshaw Blvd., Los Angeles, CA 90019
	TAX Only CREDIT ATTN: Rob Phillips	$0.00	-$867.33	4/10/06	15110223	4/14/06

	EMPI - The Heights of Summerlin
	10550 Park Run Drive, Las Vegas, NV 89144
	TAX Only CREDIT ATTN: Jason Huel	$0.00	-$1,081.59	4/10/06	15110224	4/14/06

	EMPI - Halletsville Rehab Center
	825 Fairwinds St., Halletsville, TX 77964
	TAX Only CREDIT ATTN: Terri McGee	$0.00	-$774.93	4/10/06	15110225	4/14/06

	EMPI - Oak Crest Nursing Center
	1902 FM 3036, Rockport, TX 78382
	TAX Only CREDIT ATTN: Jesse Balderas	$0.00	-$883.42	4/10/06	15110227	4/14/06

	EMPI - Lubbock Hos Nursing/Rehab Center
	4710 Slide Road, Lubbock, TX 79414
	TAX Only CREDIT ATTN: Cassidy Ripley	$0.00	-$883.42	4/10/06	15110226	4/14/06

	EMPI - Shawnee Gardens
	6416 Long Street, Shawnee, KS 66216
	TAX Only CREDIT ATTN: Noelle Hinson	$0.00	-$1,067.64	4/10/06	15110228	4/14/06

	EMPI - Windsor Garden of Golden Hill
	1201 34th Street, San Diego, CA 92102
	TAX Only CREDIT ATTN: Alan DeMena	$0.00	-$814.76	4/10/06	15110229	4/14/06
	CREDIT TOTAL		-$7,256.51
	EMPI
8	Freight Credits to Invoice #20275083, #20274753, #20274748, #20274745, #20274740, #20274738,#20274682 & #20279523	-$195.00	-$1,560.00
	GRAND TOTAL		$464,051.20

						Lessee

Page 11 of 11	REVISED 5/11/06

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]		DELAWARE DEPARTMENT OF STATE U.C.C FILING SECTION FILED 11:54 AM 09/14/2006 INITIAL FILING NUM: 6146146 6 AMENDMENT NUMBER: 6317834 0 SRV: 060849028
8009335778
B. SEND ACKNOWLEDGMENT TO: (Name and Address)

UCC DIRECT SERVICES 2727 ALLEN PARKWAY SUITE 1000 HOUSTON TX 77019

1a. INITIAL FINANCING STATEMENT FILE # 6146146 6	1b. ☐	This FINANCING STATEMENT AMENDMENT is to be filed (for record) (or recorded) in the REAL ESTATE RECORDS.

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.

3. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this

           Continuation Statement is continued for the additional period provided by applicable law.

4. ☒ ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5. AMENDMENT (PARTY INFORMATION): This amendment affects ☐ Debtor or ☐Secured Party of record. Check only one of these two boxes.
Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.
☐	CHANGE name and/or address: Give current record name in item 6a or 6b; also give new name (if name change) in item 7a or 7b and/or new address (if address change) in item 7c.	☐	DELETE name: Give record name to be deleted in item 6a or 6b.	☐	ADD name: Complete item 7a or 7b, and also item 7c, also complete item 7d-7g (if applicable).

6. CURRENT RECORD INFORMATION:
OR	6a. ORGANIZATION’S NAME US CAPITAL EQUIPMENT LEASING
	6b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX

7. CHANGED (NEW) OR ADDED INFORMATION:
OR	7a. ORGANIZATION’S NAME RELATIONAL, LLC
	7b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX
7c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY
	3701 ALCONQUIN ROAD		ROLLING MEADOWS	IL	60008	US
		7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION

8. AMENDMENT (COLLATERAL CHANGE): check only one box.
Describe collateral ☐ deleted or ☐ added, or give entire ☐ restated collateral description, or describe collateral ☒ assigned.
All of the Secured Party’s right, title and interest in all of the property describe in the above-referenced financing statement is assigned to the following Assignee:
9. NAME of SECURED PARTY of RECORD AUTHORIZING THIS AMENDMENT US CAPITAL EQUIPMENT LEASING
10. OPTIONAL FILER REFERENCE DATE DE-0-22001246-SXHG US-1195-001 002

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]		DELAWARE DEPARTMENT OF STATE U.C.C. FILING SECTION FILED 10:00 AM 12/26/2006 INITIAL FILING # 6146146 6 AMENDMENT # 2007 0018720 SRV: 061188935
Phone (800) 331-3282	Fax (818) 662-4141
B. SEND ACKNOWLEDGEMENT TO: (Name and Mailing Address)	9963 RELATIONAL FUND

UCC Direct Services P.O. Box 29071 Glendale, CA 91209-9071	9930155 DEDE

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE # 61461466 01-MAY-2006 SS DE	1b. ☐	This FINANCING STATEMENT AMENDMENT is to be filed (for record) (or recorded) in the REAL ESTATE RECORDS.

2.	☐	TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.
3.	☐	CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.
4.	☒	ASSIGNMENT (full or PARTIAL): Give name of assignee in item 7a or 7b and address of assignee in 7c; and also give name of assignor in item 9.

5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☐ Debtor or ☐ Secured Party of record. Check only one of these two boxes.
Also check one of the following three boxes and provide appropriate Information in Items 6 and/or 7.

☐	CHANGE name and/or address: Give current record name in Item 6a or 6b: also give new name (if name change) In Item 7a or 7b and/or new address (if address change) in Item 7c.	☐	DELETE name: Give record name to be deleted in item 6a or 6b.	☐	ADD name: Complete item 7a or 7b. and also item 7c; also complete items 7d-7g (if applicable)

6. CURRENT RECORD INFORMATION:
OR	6a. ORGANIZATION’S NAME
	6b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX
7. CHANGED (NEW) OR ADDED INFORMATION:
OR	7a. ORGANIZATION’S NAME MB Financial Bank, N.A.
	7b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX
7c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY
6111 N. River Road			Rosemont	IL	60018
7d. SEE INSTRUCTION	ADD’L INFO RE ORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION	7g. ORGANIZATIONAL ID’s, If any		☐ NONE
8. AMENDMENT (COLLATERAL CHANGE): check only one box.
Describe collateral ☐ deleted or ☐ added, or give entire ☐restated collateral description, or describe collateral ☒assigned.

All of the Equipment and personal property and all modifications and additions thereto and replacements and substitutions therefor, in whole or in part, including the insurance proceeds thereof, under Lease Schedule #SKHG-1195-001 (see Exhibit A thereto. attached) leased or to be leased by Lessor to Lessee pursuant to the Master Equipment Lease Agreement dated February 13, 2006 between Relational, LLC (Lessor) and Skilled Healthcare Group, Inc. (Debtor/Lessee). See attached Schedule Exhibit.

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.

OR	9a. ORGANIZATION'S NAME Relational, LLC
	9b. INDIVIDUAL'S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX
10. OPTIONAL FILER REFERENCE DATA 9930155 Debtor Name: Skilled Healthcare Group, Inc. 001 SKHG US-1195-001 to MB

EXHIBIT A TO UCC FINANCING STATEMENT

This financing statement is intended as notice of the existence of the Equipment Schedule No. US 1195-001 subject to the Master Lease Agreement dated February 13, 2006 between Secured Party, as Lessor, and Debtor, as Lessee, covering the equipment described below (the “Equipment”). In the event that perfection of a security interest is required by law to protect the interest of Lessor or its assignee in the Lease and the Equipment (collectively the “Property”), then the filing of this financing statement is intended to perfect whatever security interest Lessor or its assignee may have in the Property. Nothing contained in this financing statement shall be construed to give Lessee any right to sell, sublease or otherwise dispose of the Property.

This financing statement covers the Property, wherever located, including without limitation, the Equipment described more fully below including any attachments, substitutions, replacements, upgrades, accessions or additions thereto, and any or all cash or non-cash proceeds of any or all of the Property:

Qty	Description
1	VECTRA GENISYS ULTRASOUND W/ 5 CM SOUND HEAD APPLICATOR

Serial #s
1450

1	VECTRA SOUND HEAD APPLICATOR

Serial #s
TO BE PROVIDED

1	METTLER 391 SHORTWAVE DIATHERMY W/ COIL ACC

Serial #s
125-SW-164-64

2	VECTRA GENISYS 4 CHANNEL ELECTROTHERAPY

Serial #s
2526	1400

Qty	Description
1	VECTRA SOUND HEAD APPLICATOR

Serial #s
TO BE PROVIDED

1	VECTRA GENESIS ULTRASOUND W/ 5 CM SOUND HEAD APPLICATOR

Serial #s
1446

1	VECTRA GENISYS 4 CHANNEL ELECTROTHERAPY

EXHIBIT A TO UCC FINANCING STATEMENT

Serial #s
1401

1	METTLER 391 SHORTWAVE DIATHERMY W/ COIL ACC

Serial #s
125-SW-159-68

Qty	Description
1	VECTRA SOUND HEAD APPLICATOR

Serial #s
TO BE PROVIDED

1	VECTRA GENISYS 4 CHANNEL ELECTROTHERAPY

Serial #s
1184

1	VECTRA GENESIS ULTRASOUND W/ 5 CM SOUND HEAD APPLICATOR

Serial #s
1444

1	METTLER 391 SHORTWAVE DIATHERMY W/ COIL ACC

Serial #s
125-SW-165-62

Qty	Description
1	VECTRA GENESIS ULTRASOUND W/ 5 CM SOUND HEAD APPLICATOR

Serial #s
1449

1	VECTRA GENISYS 4 CHANNEL ELECTROTHERAPY

Serial #s
1411

1	VECTRA SOUND HEAD APPLICATOR

Serial #s
TO BE PROVIDED

1	METTLER 391 SHORTWAVE DIATHERMY W/ COIL ACC

Serial #s
125-SW-168-57

EXHIBIT A TO UCC FINANCING STATEMENT

Qty	Description
1	VECTRA GENISYS 4 CHANNEL ELECTROTHERAPY

Serial #s
1402

1	METTLER 391 SHORTWAVE DIATHERMY W/ COIL ACC

Serial #s
125-SW-157-52

Qty	Description
1	VECTRA GENISYS 4 CHANNEL ELECTROTHERAPY

Serial #s
1097

1	VECTRA GENISYS SOUND HEAD APPLICATOR

Serial #s
1924

1	VECTRA GENESYS ULTRASOUND W/ 5CM SOUND HEAD APPLICATOR

Serial #s
1387

1	METTLER 391 SHORTWAVE DIATHERMY W/ COIL ACC

Serial #s
125SW155153

Qty	Description
1	VECTRA GENISYS 4 CHANNEL ELECTROTHERAPY

Serial #s
1192

1	VECTRA GENISYS SOUND HEAD APPLICATOR

Serial #s
1977

1	VECTRA GENESYS ULTRASOUND W/ 5CM SOUND HEAD APPLICATOR

Serial #s
1114

1	METTLER 391 SHORTWAVE DIATHERMY W/ COIL ACC

Serial #s
105-SW-143-23

EXHIBIT A TO UCC FINANCING STATEMENT

Qty	Description
1	VECTRA GENISYS 4 CHANNEL ELECTROTHERAPY

Serial #s
1412

1	VECTRA GENISYS SOUND HEAD APPLICATOR

Serial #s
1967

1	VECTRA GENESYS ULTRASOUND W/ 5CM SOUND HEAD APPLICATOR

Serial #s
1258

1	METTLER 391 SHORTWAVE DIATHERMY W/ COIL ACC

Serial #s
45SW131

Qty	Description
1	VECTRA GENESYS ULTRASOUND W/ 5CM SOUND HEAD APPLICATOR

Serial #s
1264

2	VECTRA GENISYS 4 CHANNEL ELECTROTHERAPY

Serial #s
1062	1066

1	METTLER 391 SHORTWAVE DIATHERMY W/ COIL ACC

Serial #s
105-SW-135-45

1	VECTRA GENISYS SOUND HEAD APPLICATOR

Serial #s
1929

Qty	Description
1	VECTRA GENISYS 4 CHANNEL ELECTROTHERAPY

Serial #s
218

1	VECTRA GENISYS SOUND HEAD APPLICATOR

EXHIBIT A TO UCC FINANCING STATEMENT

Serial #s
1971

1	VECTRA GENESYS ULTRASOUND W/ 5CM SOUND HEAD APPLICATOR

Serial #s
1399

1	METTLER 391 SHORTWAVE DIATHERMY W/ COIL ACC

Serial #s
125-SW-146-33

Qty	Description
1	VECTRA GENISYS 4 CHANNEL ELECTROTHERAPY

Serial #s
1099

1	VECTRA GENISYS SOUND HEAD APPLICATOR

Serial #s
1965

1	VECTRA GENESYS ULTRASOUND W/ 5CM SOUND HEAD APPLICATOR

Serial #s
1332

1	METTLER 391 SHORTWAVE DIATHERMY W/ COIL ACC

Serial #s
105-SW-138-24

Qty	Description
1	VECTRA GENISYS 4 CHANNEL ELECTROTHERAPY

Serial #s
1065

1	VECTRA GENISYS SOUND HEAD APPLICATOR

Serial #s
1968

1	VECTRA GENESIS ULTRASOUND W/ 5CM SOUND HEAD APPLICATOR

Serial #s
1115

1	METTLER 391 SHORTWAVE DIATHERMY W/ COIL ACC

EXHIBIT A TO UCC FINANCING STATEMENT

Serial #s
45-SW-130-18

Qty	Description
1	VECTRA GENESIS ULTRASOUND W/ 5CM SOUND HEAD APPLICATOR

Serial #s
1316

1	VECTRA GENISYS 4 CHANNEL ELECTROTHERAPY

Serial #s
1056

2	METTLER 391 SHORTWAVE DIATHERMY W/ COIL ACC

Serial #s
125-SW-147-47	45-SW-134-1

1	VECTRA GENISYS SOUND HEAD APPLICATORS

Serial #s
1985

Qty	Description
1	VECTRA GENISYS 4 CHANNEL ELECTROTHERAPY

Serial #s
1101

1	VECTRA GENISYS SOUND HEAD APPLICATOR

Serial #s
1923

1	VECTRA GENESIS ULTRASOUND W/ 5CM SOUND HEAD APPLICATOR

Serial #s
1392

1	METTLER 391 SHORTWAVE DIATHERMY W/ COIL ACC

Serial #s
125SW152

Qty	Description
1	VECTRA GENISYS 4 CHANNEL ELECTROTHERAPY

Serial #s
1237

EXHIBIT A TO UCC FINANCING STATEMENT

1	VECTRA GENISYS SOUND HEAD APPLICATOR

Serial #s
1976

1	VECTRA GENESIS ULTRASOUND W/ 5CM SOUND HEAD APPLICATOR

Serial #s
1463

1	METTLER 391 SHORTWAVE DIATHERMY W/ COIL ACC

Serial #s
105-SW-144-21

Qty	Description
1	METTLER 391 SHORTWAVE DIATHERMY W/ COIL ACC

Serial #s
125-SW-163-65

2	VECTRA GENISYS 4 CHANNEL ELECTROTHERAPY

Serial #s
1404	1403

1	VECTRA SOUND HEAD APPLICATOR

Serial #s
TO BE PROVIDED

1	VECTRA GENISYS ULTRASOUND W/ 5 CM SOUND HEAD APPLICATOR

Serial #s
1440

Qty	Description
1	VECTRA SOUND HEAD APPLICATOR

Serial #s
TO BE PROVIDED

1	VECTRA GENISYS 4 CHANNEL ELECTROTHERAPY

Serial #s
1946

1	METTLER 391 SHORTWAVE DIATHERMY W/ COIL ACC

Serial #s
125-SW-168-63

EXHIBIT A TO UCC FINANCING STATEMENT

1	VECTRA GENESIS ULTRASOUND W/ 5 CM SOUND HEAD APPLICATOR

Serial #s
1439

Qty	Description
1	VECTRA GENISYS SOUND HEAD APPLICATOR

Serial #s
1966

2	VECTRA GENISYS 4 CHANNEL ELECTROTHERAPY

Serial #s
1085	1095

1	VECTRA GENESYS ULTRASOUND W/ 5CM SOUND HEAD APPLICATOR

Serial #s
1394

1	METTLER 391 SHORTWAVE DIATHERMY W/ COIL ACC

Serial #s
125-SW-169-0

Qty	Description
2	VECTRA GENISYS 4 CHANNEL ELECTROTHERAPY

Serial #s
1239	1059

1	VECTRA GENESYS ULTRASOUND W/ 5CM SOUND HEAD APPLICATOR

Serial #s
1396

1	VECTRA GENISYS SOUND HEAD APPLICATOR

Serial #s
1980

1	METTLER 391 SHORTWAVE DIATHERMY W/ COIL ACC

Serial #s
125-SW-154-38

Qty	Description
2	VECTRA GENISYS 4 CHANNEL ELECTROTHERAPY

EXHIBIT A TO UCC FINANCING STATEMENT

Serial #s
1405	1233

1	VECTRA GENESYS ULTRASOUND W/ 5CM SOUND HEAD APPLICATOR

Serial #s
1116

1	METTLER 391 SHORTWAVE DIATHERMY W/ COIL ACC

Serial #s
105-SW-141-19

1	VECTRA GENISYS SOUND HEAD APPLICATOR

Serial #s
1960

Qty	Description
2	VECTRA GENISYS 4 CHANNEL ELECTROTHERAPY

Serial #s
1245	1092

1	VECTRA GENESYS ULTRASOUND W/ 5CM SOUND HEAD APPLICATOR

Serial #s
1311

1	METTLER 391 SHORTWAVE DIATHERMY W/ COIL ACC

Serial #s
105-SW-136

1	VECTRA GENISYS SOUND HEAD APPLICATOR

Serial #s
1972

Qty	Description
1	VECTRA GENISYS 4 CHANNEL ELECTROTHERAPY

Serial #s
1247

1	VECTRA GENISYS SOUND HEAD APPLICATOR

Serial #s
1915

1	VECTRA GENESYS ULTRASOUND W/ 5CM SOUND HEAD APPLICATOR

EXHIBIT A TO UCC FINANCING STATEMENT

Serial #s
1386

1	METTLER 391 SHORTWAVE DIATHERMY W/ COIL ACC

Serial #s
125SW158

Qty	Description
2	VECTRA GENISYS 4 CHANNEL ELECTROTHERAPY

Serial #s
1194	1071

1	VECTRA GENESYS ULTRASOUND W/ 5CM SOUND HEAD APPLICATOR

Serial #s
1397

1	METTLER 391 SHORTWAVE DIATHERMY W/ COIL ACC

Serial #s
125-SW-148-32

1	VECTRA GENISYS SOUND HEAD APPLICATOR

Serial #s
1981

Qty	Description
1	VECTRA GENISYS 4 CHANNEL ELECTROTHERAPY

Serial #s
1414

1	VECTRA GENISYS SOUND HEAD APPLICATOR

Serial #s
1917

1	VECTRA GENESYS ULTRASOUND W/ 5CM SOUND HEAD APPLICATOR

Serial #s
1193

1	METTLER 391 SHORTWAVE DIATHERMY W/ COIL ACC

Serial #s
125SW151186

EXHIBIT A TO UCC FINANCING STATEMENT

Qty	Description
1	VECTRA GENISYS 4 CHANNEL ELECTROTHERAPY

Serial #s
1060

1	VECTRA GENISYS SOUND HEAD APPLICATOR

Serial #s
1916

1	VECTRA GENESYS ULTRASOUND W/ 5CM SOUND HEAD APPLICATOR

Serial #s
1385

1	METTLER 391 SHORTWAVE DIATHERMY W/ COIL ACC

Serial #s
125SW156

Qty	Description
1	VECTRA GENISYS 4 CHANNEL ELECTROTHERAPY

Serial #s
1102

1	VECTRA GENISYS SOUND HEAD APPLICATOR

Serial #s
1926

1	VECTRA GENESYS ULTRASOUND W/ 5CM SOUND HEAD APPLICATOR

Serial #s
1398

1	METTLER 391 SHORTWAVE DIATHERMY W/ COIL ACC

Serial #s
125-SW-150-184

Qty	Description
1	VECTRA GENISYS 4 CHANNEL ELECTROTHERAPY

Serial #s
1185

1	VECTRA GENISYS SOUND HEAD APPLICATOR

Serial #s
1962

EXHIBIT A TO UCC FINANCING STATEMENT

1	VECTRA GENESYS ULTRASOUND W/ 5CM SOUND HEAD APPLICATOR

Serial #s
1101

1	METTLER 391 SHORTWAVE DIATHERMY W/ COIL ACC

Serial #s
45-SW-132-17

Qty	Description
2	VECTRA GENISYS 4 CHANNEL ELECTROTHERAPY

Serial #s
1158	1241

1	VECTRA GENESYS ULTRASOUND W/ 5CM SOUND HEAD APPLICATOR

Serial #s
1395

1	METTLER 391 SHORTWAVE DIATHERMY W/ COIL ACC

Serial #s
125-SW-145-34

1	VECTRA GENISYS SOUND HEAD APPLICATOR

Serial #s
1978

Qty	Description
1	VECTRA SOUND HEAD APPLICATOR

Serial #s
2049

1	METTLER 391 SHORTWAVE DIATHERYMY W/ COIL ACC

Serial #s
36SW183-0099

1	VECTRA GENISYS 4 CHANNEL ELECTROTHERAPY

Serial #s
1438

1	VECTRA GENISYS ULTRASOUND W 5 CM SOUND HEAD APPLICATOR

Serial #s
1468

EXHIBIT A TO UCC FINANCING STATEMENT

Qty	Description
1	VECTRA SOUND HEAD APPLICATOR

Serial #s
2070

1	METTLER 391 SHORTWAVE DIATHERYMY W/ COIL ACC

Serial #s
36SW184-0058

1	VECTRA GENISYS 4 CHANNEL ELECTROTHERAPY

Serial #s
1472

1	VECTRA GENISYS ULTRASOUND W 5 CM SOUND HEAD APPLICATOR

Serial #s
1487

Qty	Description
1	VECTRA GENISYS ULTRASOUND W 5 CM SOUND HEAD APPLICATOR

Serial #s
1471

1	VECTRA GENISYS 4 CHANNEL ELECTROTHERAPY

Serial #s
1445

1	METTLER 391 SHORTWAVE DIATHERYMY W/ COIL ACC

Serial #s
36SW190-0097

1	VECTRA SOUND HEAD APPLICATOR

Serial #s
2094

Qty	Description
1	VECTRA GENISYS SOUND HEAD APPLICATOR

Serial #s
2025

1	VECTRA GENISYS 4 CHANNEL ELECTROTHERAPY

EXHIBIT A TO UCC FINANCING STATEMENT

Serial #s
1457

1	VECTRA GENISYS ULTRASOUND W 5 CM SOUND HEAD APPLICATOR

Serial #s
1466

1	METTLER 391 SHORTWAVE DIATHERYMY W/ COIL ACC

Serial #s
36SW176-0060

Qty	Description
1	VECTRA SOUND HEAD APPLICATOR

Serial #s
2048

1	METTLER 391 SHORTWAVE DIATHERYMY W/ COIL ACC

Serial #s
36SW172-0095

1	VECTRA GENISYS 4 CHANNEL ELECTROTHERAPY

Serial #s
1456

1	VECTRA GENISYS ULTRASOUND W 5 CM SOUND HEAD APPLICATOR

Serial #s
1486

Qty	Description
1	VECTRA GENISYS 4 CHANNEL ELECTROTHERAPY

Serial #s
1466

1	VECTRA GENISYS SOUND HEAD APPLICATOR

Serial #s
1870

1	VECTRA GENISYS ULTRASOUND W/ 5CM SOUND HEAD APPLICATOR

Serial #s
1459

1	METTLER 391 SHORTWAVE DIATHERYMY W/ COIL ACC

EXHIBIT A TO UCC FINANCING STATEMENT

Serial #s
36SW180-0056

Qty	Description
1	VECTRA GENISYS 4 CHANNEL ELECTROTHERAPY

Serial #s
1451

1	VECTRA GENISYS SOUND HEAD APPLICATOR

Serial #s
1596

1	VECTRA GENISYS ULTRASOUND W/ 5CM SOUND HEAD APPLICATOR

Serial #s
1458

1	METTLER 391 SHORTWAVE DIATHERYMY W/ COIL ACC

Serial #s
36SW174-0059

Qty	Description
1	VECTRA GENISYS ULTRASOUND W/ 5CM SOUND HEAD APPLICATOR

Serial #s
1462

1	VECTRA GENISYS SOUND HEAD APPLICATOR

Serial #s
1998

1	VECTRA GENISYS 4 CHANNEL ELECTROTHERAPY

Serial #s
1440

1	METTLER 391 SHORTWAVE DIATHERYMY W/ COIL ACC

Serial #s
36SW178-0054

Qty	Description
1	VECTRA GENISYS SOUND HEAD APPLICATOR

Serial #s
1746

EXHIBIT A TO UCC FINANCING STATEMENT

1	METTLER 391 SHORTWAVE DIATHERMY W/ COIL ACC

Serial #s
105SW136

Qty	Description
1	VECTRA GENISYS 4 CHANNEL ELECTROTHERAPY

Serial #s
1074

1	VECTRA GENISYS SOUND HEAD APPLICATOR

Serial #s
1969

1	VECTRA GENESYS ULTRASOUND W/ 5CM SOUND HEAD APPLICATOR

Serial #s
1321

1	METTLER 391 SHORTWAVE DIATHERMY W/ COIL ACC

Serial #s
105-SW-142-25

SCHEDULE 7.3

CERTAIN EXISTING INVESTMENTS

1.        50% ownership interest in APS Summit Care Pharmacy, LLC, 2324 Ridgepoint Suite G-1, Austin, Texas 78754

2.        40 Membership Units in Odyssey HealthCare Operating B, LP, 717 N. Harwood, Ste. 1500, Dallas, Texas 75201

SCHEDULE 7.4

CERTAIN EXISTING CONTINGENT OBLIGATIONS

None

SCHEDULE 7.7

CERTAIN FACILITIES

Granada Healtcare and Rehabilitation Center, LLC

Pacific Healthcare and Rehabilitation Center, LLC

Seaview Healthcare and Rehabilitation Center, LLC

Eureka Healthcare and Rehabilitation Center, LLC

St. Luke Healthcare and Rehabilitation Center, LLC